EXECUTION COPY

Exhibit 4.1

BANC OF AMERICA FUNDING CORPORATION,
as Depositor,

LASALLE BANK NATIONAL ASSOCIATION,
as Master Servicer and as Securities Administrator,

and

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

POOLING AND SERVICING AGREEMENT

Dated May 30, 2008

________________________________

Mortgage Pass-Through Certificates

Series 2008-1

TABLE OF CONTENTS

-i-

-ii-

-iii-

Section 11.10	Regulation AB Compliance; Intent of the Parties; Reasonableness	134
Section 11.11	Third Party Beneficiary	135
Section 11.12	Insolvency	135

-iv-

EXHIBITS

Exhibit A-AR	Form of Face of Class A-R Certificate
Exhibit A-A1	Form of Face of Class A-1 Certificate
Exhibit A-A2	Form of Face of Class A-2 Certificate
Exhibit B-M1	Form of Face of Class M-1 Certificate
Exhibit B-M2	Form of Face of Class M-2 Certificate
Exhibit B-M3	Form of Face of Class M-3 Certificate
Exhibit B-M4	Form of Face of Class M-4 Certificate
Exhibit B-M5	Form of Face of Class M-5 Certificate
Exhibit B-M6	Form of Face of Class M-6 Certificate
Exhibit B-M7	Form of Face of Class M-7 Certificate
Exhibit B-M8	Form of Face of Class M-8 Certificate
Exhibit B-M9	Form of Face of Class M-9 Certificate
Exhibit B-CE	Form of Face of Class CE Certificate
Exhibit B-P	Form of Face of Class P Certificate
Exhibit C	Form of Reverse of all Certificates
Exhibit D	Mortgage Loan Schedule
Exhibit E	Request for Release of Documents
Exhibit F	Form of Certification of Establishment of Account
Exhibit G-1	Form of Transferor’s Certificate
Exhibit G-2	Form of Transferee’s Certificate
Exhibit H	Form of Transferee Representation Letter for ERISA Restricted Certificates
Exhibit I	Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J	List of Recordation States
Exhibit K	Form of Initial Certification
Exhibit L	Form of Final Certification
Exhibit M	Form of Sarbanes-Oxley Certification
Exhibit N	Relevant Servicing Criteria
Exhibit O	Additional Form 10-D Disclosure
Exhibit P	Additional Form 10-K Disclosure
Exhibit Q	Form 8-K Disclosure Information
Exhibit R	Form of Back-up Certification
Exhibit S	Form of Additional Disclosure Notification
Exhibit T	Form of Transferor Certificate for Residual Certificate

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POOLING AND SERVICING AGREEMENT

THIS POOLING AND SERVICING AGREEMENT, dated May 30, 2008, is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor (together with its permitted successors and assigns, the “Depositor”), LASALLE BANK NATIONAL ASSOCIATION, as master servicer (together with its permitted successors and assigns, in such capacity, the “Master Servicer”) and as securities administrator (together with its permitted successors and assigns, in such capacity, the “Securities Administrator”), and U.S. BANK NATIONAL ASSOCIATION, as trustee (together with its permitted successors and assigns, the “Trustee”).

W I T N E S S E T H  T H A T:

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

PRELIMINARY STATEMENT

The Depositor intends to sell pass-through certificates (collectively, the “Certificates”), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Estate created hereunder.  The Certificates will consist of fourteen Classes of Certificates, designated as (i) Class A-R, Class A-1 and Class A-2 Certificates, (ii) Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, (iii) Class CE Certificates and (iv) Class P Certificates.  The descriptions of the Lower-Tier REMIC and the Upper-Tier REMIC that follow are part of the Preliminary Statement.  Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved pursuant to the terms of Section 11.01 hereof in a manner that preserves the validity of such REMIC elections described below.

Lower-Tier REMIC

As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement (but exclusive of the Cap Carryover Reserve Account) as a real estate mortgage investment conduit (“REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as the “Lower-Tier REMIC.”  The LR Interest will represent the sole class of “residual interests” in the Lower-Tier REMIC for purposes of the REMIC Provisions.  The following table irrevocably sets forth the designation, the Uncertificated Lower-Tier REMIC Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the Uncertificated Lower-Tier Regular Interests.  None of the Uncertificated Lower-Tier Interests will be certificated.

Designations(1)	Initial Uncertificated Balance	Uncertificated Lower-Tier REMIC Pass-Through Rate	Latest Possible Maturity Date(1)
LT-AR	$100.00	Variable(2)	(1)
LT-AA	$270,721,886.96	Variable(2)	(1)
LT-A1	$1,904,720.00	Variable(2)	(1)
LT-A2	$379,840.00	Variable(2)	(1)
LT-M1	$88,400.00	Variable(2)	(1)
LT-M2	$67,680.00	Variable(2)	(1)
LT-M3	$23,480.00	Variable(2)	(1)
LT-M4	$34,530.00	Variable(2)	(1)
LT-M5	$29,000.00	Variable(2)	(1)
LT-M6	$17,960.00	Variable(2)	(1)
LT-M7	$13,810.00	Variable(2)	(1)
LT-M8	$15,190.00	Variable(2)	(1)
LT-M9	$26,240.00	Variable(2)	(1)
LT-ZZ	$2,924,086.47	Variable(2)	(1)
LT-P	$100.00	Variable(2)	(1)

(1)
Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the thirteenth month following the scheduled maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for each Uncertificated Lower-Tier Regular Interest.

(2)	Calculated in accordance with the definition of “Uncertificated Lower-Tier REMIC Pass-Through Rate” herein.

The foregoing Lower-Tier REMIC structure is intended to cause all the cash from the Mortgage Loans to flow through the Upper-Tier REMIC as cash flow on an Upper-Tier Regular Interest (other than payment to the Class A-R Certificate in respect of its principal balance), without creating any shortfall, actual or potential (other than for losses), to any Upper-Tier Regular Interest.  To the extent that the structure is believed to diverge from such intention, the party identifying such ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or drafting error in accordance with Section 11.01 hereto.

Upper-Tier REMIC

As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Uncertificated Lower-Tier Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the “Upper-Tier REMIC.”  The Class UR Interest will represent the sole class of “residual interests” in the Upper-Tier REMIC for purposes of the REMIC Provisions.

The following table irrevocably sets forth (or describes) the Upper-Tier Regular Interest designation, the initial Uncertificated Balance and the Uncertificated Upper-Tier REMIC Pass-Through Rate for each Upper-Tier Regular Interest comprising the “regular interests” in the Upper-Tier REMIC for purposes of the REMIC Provisions and, solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each Upper-Tier Regular Interest.

Designation	Initial Uncertificated Balance	Uncertificated Upper-Tier REMIC Pass-Through Rate	Latest Possible Maturity Date(1)
A-1	$190,472,000	Variable(2)	(1)
A-2	$37,984,000	Variable(2)	(1)
M-1	$8,840,000	Variable(2)	(1)
M-2	$6,768,000	Variable(2)	(1)
M-3	$2,348,000	Variable(2)	(1)
M-4	$3,453,000	Variable(2)	(1)
M-5	$2,900,000	Variable(2)	(1)
M-6	$1,796,000	Variable(2)	(1)
M-7	$1,381,000	Variable(2)	(1)
M-8	$1,519,000	Variable(2)	(1)
M-9	$2,624,000	Variable(2)	(1)
CE	(3)	(3)	(1)
P	$100	(4)	(1)

(1)
Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the thirteenth month following the scheduled maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for each Upper-Tier Regular Interest.

(2)
Interest will accrue on these Upper-Tier Regular Interests at a per annum rate equal to the lesser of (i) the related Pass-Through Rate of the Corresponding Class of Certificates and (ii) the Net WAC Cap.

(3)
Solely for federal income tax purposes, the Class CE Upper-Tier Regular Interest will have an initial Uncertificated Balance equal to the Initial Overcollateralization Amount.  The Class CE Upper-Tier Regular Interest will bear interest at its Pass-Through Rate on its Notional Amount.

(4)	The Class P Upper-Tier Regular Interest will not bear interest. The Class P Upper-Tier Regular Interest will be entitled to all the Prepayment Charges received with respect to the Mortgage Loans.

SUMMARY OF CERTIFICATES

The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

Classes	Initial Class Certificate Balance	Certificate Interest Rate	Minimum Denomination	Integral Multiples in Excess of Minimum
Class A-R	$100	(1)	$100	N/A
Class A-1	$190,472,000	6.000%(2)	$1,000	$1
Class A-2	$37,984,000	6.000%(2)	$25,000	$1
Class M-1	$8,840,000	6.000%(2)	$25,000	$1
Class M-2	$6,768,000	6.000%(2)	$25,000	$1
Class M-3	$2,348,000	6.000%(2)	$25,000	$1
Class M-4	$3,453,000	6.000%(2)	$25,000	$1
Class M-5	$2,900,000	6.000%(2)	$25,000	$1
Class M-6	$1,796,000	6.000%(2)	$25,000	$1
Class M-7	$1,381,000	6.000%(2)	$25,000	$1
Class M-8	$1,519,000	6.000%(2)	$25,000	$1
Class M-9	$2,624,000	6.000%(2)	$25,000	$1
Class CE	(3)	(3)	N/A	N/A
Class P	$100	(4)	$10	$1

(1)	The Class A-R Certificate will not accrue interest.
(2)	Interest will accrue on these Certificates at a per annum rate equal to the lesser of (i) the rate specified in the table above and (ii) the Net WAC Cap.
(3)
Solely for federal income tax purposes, the Class CE Certificates will have an initial Class Certificate Balance equal to the Initial Overcollateralization Amount.  The Class CE Certificates will be entitled to 100% of the amount distributed on the Class CE Upper-Tier Regular Interest.

(4)	The Class P Certificates will not bear interest. The Class P Certificates will be entitled to 100% of the amounts distributed on the Class P Upper-Tier Regular Interest.

ARTICLE I

DEFINITIONS

Section 1.01  Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

10-K Filing Deadline:  As defined in Section 3.22(c).

1933 Act:  The Securities Act of 1933, as amended.

60+ Day Delinquent Loan: For each Distribution Date (i) each Mortgage Loan in foreclosure, (ii) each Mortgage Loan relating to an REO Property, (iii) each Mortgage Loan repurchased or modified in the previous twelve months, (iv) each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date (but excluding any Mortgage Loan included in clause (v)) and (v) each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the Due Date in the prior calendar month, two months or more past due.

Accrued Certificate Interest:  For any Distribution Date and each Class of Certificates entitled to distributions of interest, one month’s interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the applicable Class Certificate Balance minus such Class’ Interest Percentage of Relief Act Reductions related to any Mortgage Loan for such Distribution Date.

Additional Disclosure Notification:  The form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information which is attached hereto as Exhibit S.

Additional Form 10-D Disclosure:  As defined in Section 3.22(b).

Additional Form 10-K Disclosure:  As defined in Section 3.22(c).

Additional Servicer:  A Subcontractor engaged by the Master Servicer or the Securities Administrator that is a “servicer” within the meaning of Item 1101 of Regulation AB and meets any of the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB.

Adjustable-Rate Mortgage Loan:  A Mortgage Loan which has a rate at which interest accrues that adjusts based on the Index plus a related Gross Margin, as set forth and subject to the limitations in the related Mortgage Note.

Administrative Fee Rate:  With respect to each Mortgage Loan, an amount equal to the sum of (a) the related Servicing Fee Rate, (b) the Master Servicing Fee Rate and (c) the related LPMI Premium Rate, if any.

Administrative Fees:  The sum of (a) the related Servicing Fee, (b) the Master Servicing Fee and (c) with respect to any Mortgage Loan covered by an LPMI Policy, a fee based on the LPMI Premium Rate.

Advance:  A Periodic Advance or a Servicing Advance.

Agreement:  This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

American Home:  American Home Mortgage Servicing, Inc., a Delaware corporation, in its capacity as servicer under the American Home Servicing Agreement.

America Home Servicing Agreement:  Collectively, (i) that certain Master Bulk Sale and Servicing Agreement, dated as of June 1, 2007, by and among BANA, American Home Mortgage Corp. and American Home, as successor to American Home Mortgage Servicing Inc., a Maryland corporation, and (ii) the Assignment, Assumption and Recognition Agreement, dated May 30, 2008, by and among BANA, the Depositor, the Trustee, the Master Servicer and American Home.

Applied Realized Loss Amount:  With respect to each Distribution Date, the excess, if any, of (a) the aggregate of the Class Certificate Balances of the Certificates (after taking into account the distribution of the Principal Distribution Amount) on such Distribution Date and any increase in the Class Certificate Balance of a Class of Certificates as a result of Recoveries) over (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period.

Appraised Value:  With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator generally no more than four months prior to origination (or, with respect to newly constructed properties, no more than twelve months prior to origination) of such Mortgage Loan or, in certain cases, an automated valuation model (if applicable) or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model (if applicable) or tax assessed value, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor’s obligation to keep a Primary Mortgage Insurance Policy in force.

Assessment of Compliance:  As defined in Section 3.21(a).

Assignment of Mortgage:  An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

Attestation Report:  As defined in Section 3.21(b).

Authenticating Agents:  As defined in Section 9.10.

Back-up Certification:  As defined in Section 3.22(e).

BAFC:  Banc of America Funding Corporation.

BAMCC:  Banc of America Mortgage Capital Corporation.

BANA:  Bank of America, National Association, a national banking association, or its successor in interest.

BANA Servicing Agreement:  The Servicing Agreement, dated May 30, 2008, by and between BAFC, as depositor, and BANA, as servicer.

BBA:  As defined in Section 5.09.

Book-Entry Certificate:  All Classes of Certificates other than the Physical Certificates; provided, however, a Holder of 100% Percentage Interest in the Class A-2 Certificates or Mezzanine Certificates may request that the Securities Administrator exchange their Definitive Certificates for Book-Entry Certificates.

BPP Mortgage Loan:  Any Mortgage Loan which includes a Borrowers Protection Plan® addendum to the related Mortgage Note whereby BANA agrees to cancel (i) certain payments of principal and interest on such Mortgage Loan for up to twelve months upon the disability or involuntary unemployment of the Mortgagor or (ii) the outstanding principal balance of the Mortgage Loan upon the accidental death of the Mortgagor; provided that such Borrowers Protection Plan® has not been terminated in accordance with its terms.

BPP Mortgage Loan Payment:  With respect to any BPP Mortgage Loan, the Monthly Covered Amount or Total Covered Amount, if any, payable by BANA pursuant to Section 7(b) of the Mortgage Loan Purchase Agreement.

Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the states in which the servicing offices of any Servicer are located, the state or states in which the master servicing offices of the Master Servicer are located or the state or states in which the Corporate Trust Offices of the Trustee and the Securities Administrator are located are required or authorized by law or executive order to be closed.

Cap Carryover Amount:  If on any Distribution Date, the Accrued Certificate Interest for any Class of Certificates (other than the Class P and Class A-R Certificates) is based on the Net WAC Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date based on its Pass-Through Rate over (ii) the amount of interest such Class received on such Distribution Date based on the Net WAC Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then-applicable Pass-Through Rate on such Class without regard to the Net WAC Cap).

Cap Carryover Reserve Account:  The Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.09(i) in the name of the Securities Administrator, on behalf of the Trustee, for the benefit of the Holders of the Certificates (other than the Class P and Class A-R Certificates) and designated “LaSalle Bank National Association, as Securities Administrator for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2008-1.”  Funds in the Cap Carryover Reserve Account shall be held in trust for the Holders of the Certificates (other than the Class P and Class A-R Certificates) for the uses and purposes set forth in this Agreement.  Funds in the Cap Carryover Reserve Account shall be held uninvested.  The Cap Carryover Reserve Account shall not be an asset of any REMIC formed under this Agreement.

Capitalization Reimbursement Amount:  As of any date, the amount of any Advances that have been added to the Stated Principal Balance of a Mortgage Loan in connection with a Servicer Modification.

Certificate:  Any of the Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2008-1 that are issued pursuant to this Agreement.

Certificate Account:  The Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.09(b) in the name of the Securities Administrator, on behalf of the Trustee, for the benefit of the Certificateholders and designated “LaSalle Bank National Association, as Securities Administrator for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2008-1.”  The Certificate Account shall be deemed to consist of two sub-accounts; one for each of the Lower-Tier Certificate Sub-Account and the Upper-Tier Certificate Sub-Account.  Funds in the Certificate Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

Certificate Balance:  With respect to any Certificate at any date (other than the Class CE Certificate), the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

Certificate Custodian:  Initially, LaSalle Bank National Association; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Securities Administrator.

Certificate Interest Rate:  With respect to each Class of Certificates, the per annum rate set forth or calculated in the table under the caption “Summary of Certificates” in the Preliminary Statement.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate.  With respect to any Definitive Certificate, the Certificateholder of such Certificate.

Certificate Register:  The register maintained pursuant to Section 6.02.

Certificate Registrar:  The registrar appointed pursuant to Section 6.02.

Certificateholder:  The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement,

any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that neither the Securities Administrator nor the Trustee shall be responsible for knowing that any Certificate is registered in the name of an affiliate of the Depositor or the Master Servicer unless one of its Responsible Officers has actual knowledge thereof.

Certification Parties:  As defined in Section 3.22(e).

Certifying Person:  As defined in Section 3.22(e).

CHL:  Countrywide Home Loans, Inc.

Class:  As to the Certificates, the Class A-R, Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class CE and Class P Certificates, as the case may be.

Class A-R Certificate:  The Class A-R Certificate, which represents the ownership of the Class UR Interest and the Class LR Interest.

Class CE Certificates:  The Class CE Certificates, which represent (i) the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions, (ii) the obligation to pay Cap Carryover Amounts and (iii) the right to receive amounts from the Cap Carryover Reserve Account.

Class CE Distributable Amount:  With respect to any Distribution Date, the sum of (i) the interest accrued on the Class CE Upper-Tier Regular Interests at their Pass-Through Rate calculated on their Notional Amount less the amount (without duplication) of Cap Carryover Amounts paid pursuant to Section 5.02(c), (ii) up to any remaining Overcollateralization Release Amounts and (iii) the amounts remaining in the Cap Carryover Reserve Account after the distributions in Section 3.09(i).

Class CE Grantor Trust:  The grantor trust created pursuant to Section 5.11 consisting of any interests in the Cap Carryover Reserve Account beneficially owned by the holders of the Class CE Certificates and rights and obligations with respect thereto. The Class CE Grantor Trust shall not be an asset of any REMIC formed hereunder.

Class Certificate Balance:  With respect to any Class of Certificates (other than the Class CE Certificates) and any date of determination, and subject to Section 5.03(b), the Initial Class Certificate Balance of such Class (a) reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) Applied Realized Loss Amounts allocated thereto for previous Distribution Dates and (b) increased by any Recoveries allocated to such Class for previous Distribution Dates.

With respect to the Class CE Certificates and any date of determination, and solely for federal income tax purposes, the excess, if any, of the then aggregate Uncertificated Balances of the Uncertificated Lower-Tier Interests over the aggregate Class Certificate Balance of the Certificates then outstanding.

Class P Certificates:  The Class P Certificates, which represent (i) the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions that are entitled to distributions in respect of their Class Certificate Balance and certain Prepayment Charges and (ii) Originator Prepayment Charge Payment Amounts and Servicer Prepayment Charge Payment Amounts as set forth herein.

Class M-1 Principal Distribution Amount:  As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 71.80% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount:  As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 76.70% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount:  As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the class balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the class balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 78.40% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount:  As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Class Certificate Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 80.90% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount:  As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (vi) the Class Certificate Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 83.00% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount:  As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (vii) the Class Certificate Balance of the

Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 84.30% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount:  As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (viii) the Class Certificate Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 85.30% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount:  As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Class Certificate Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (ix) the Class Certificate Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of

(i) approximately 86.40% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount:  As of any Distribution Date, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Class Certificate Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Class Certificate Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (x) the Class Certificate Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 88.30% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (b) the amount by which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period exceeds the product of (i) 0.35% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

Closing Date:  May 30, 2008.

Code:  The Internal Revenue Code of 1986, as amended.

COFI Index:  A rate per annum equal to the monthly weighted-average interest rate paid by 11th Federal Home Loan Bank District savings institutions for savings and checking accounts, advances from the Federal Home Loan Bank of San Francisco, and other sources of funds.

Collection Period:  With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

Commission:  The U.S. Securities and Exchange Commission.

Compensating Interest:  With respect to any Distribution Date and Servicer, an amount equal to the lesser of (a) the aggregate Servicing Fee payable to such Servicer for the Mortgage Loans serviced by such Servicer as of the Due Date of the month preceding the month of such Distribution Date and (b) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans serviced by such Servicer resulting from Principal Prepayments on such Mortgage Loans during the related Prepayment Period; provided, however, Compensating Interest payable for any month by BANA will be limited to one-twelfth of 0.2500% of the aggregate Stated Principal Balance of the Mortgage Loans serviced by BANA, calculated as of the Due Date of the month preceding the month of such Distribution Date.

Compliance Statement:  As defined in Section 3.20.

Cooperative:  A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

Cooperative Apartment:  A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

Cooperative Lease:  With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

Cooperative Loans:  Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

Cooperative Stock:  With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

Cooperative Stock Certificate:  With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

Corporate Trust Office:  With respect to the Trustee, the office of the Trustee, which office at the date of the execution of this instrument is located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention:  Corporate Trust Services, BAFC, Series 2008-1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Securities Administrator and the Master Servicer.  With respect to the Securities Administrator, the principal corporate trust office of the Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at

135 South LaSalle Street, Mailcode 1L4-135-15-11, Chicago, Illinois, 60603, Attention: LaSalle Global Trust Services – BAFC 2008-1, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Trustee and the Master Servicer.

Corresponding Class or Classes:  The Class of interests in one REMIC created under this Agreement that corresponds to the Class of interests in another REMIC or to a Class of Certificates in the manner set out below:

Uncertificated Lower-Tier Regular Interest	Upper-Tier Regular Interest	Corresponding Class of Certificates
LT-AR	N/A	Class A-R Certificate
LT-A1	Class A-1 Interest	Class A-1 Certificates
LT-A2	Class A-2 Interest	Class A-2 Certificates
LT-M1	Class M-1 Interest	Class M-1 Certificates
LT-M2	Class M-2 Interest	Class M-2 Certificates
LT-M3	Class M-3 Interest	Class M-3 Certificates
LT-M4	Class M-4 Interest	Class M-4 Certificates
LT-M5	Class M-5 Interest	Class M-5 Certificates
LT-M6	Class M-6 Interest	Class M-6 Certificates
LT-M7	Class M-7 Interest	Class M-7 Certificates
LT-M8	Class M-8 Interest	Class M-8 Certificates
LT-M9	Class M-9 Interest	Class M-9 Certificates
LT-P	Class P Interest	Class P Certificates
N/A	Class CE Interest	Class CE Certificates

Countrywide:  Countrywide Home Loans Servicing LP, in its capacity as servicer under the Countrywide Servicing Agreement.

Countrywide Servicing Agreement:  Collectively, (i) the Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, by and between BANA (as successor in interest to BAMCC) and CHL, (ii) that certain Amendment No. 1, dated as of July 1, 2003, by and among BAMCC, CHL and BANA, (iii) that certain Amendment No. 2, dated as of September 1, 2004, by and among BAMCC, CHL and BANA, (iv) that certain Amendment Reg. AB to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 2006, by and between CHL and BANA, and (v) the Assignment, Assumption and Recognition Agreement, dated May 30, 2008, by and among BANA, the Depositor, the Trustee, the Master Servicer, Countrywide and CHL.

Custodian:  Initially, the Trustee and thereafter any custodian appointed by the Trustee pursuant to Section 9.12. A Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them.  None of the Master Servicer, any Servicer or the Depositor, or any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

Customary Servicing Procedures:  With respect to (i) any Servicer, procedures (including collection procedures) that a Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located and (ii) the Master Servicer, those master servicing procedures that constitute customary and usual standards of practice of prudent mortgage loan master servicers.

Cut-off Date:  May 1, 2008.

Cut-off Date Principal Balance:  The aggregate of the Stated Principal Balances of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date, which is $276,247,023.43.

Debt Service Reduction:  As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer of such Mortgage Loan is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

Defective Mortgage Loan:  Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

Deferred Interest:  With respect to any Option ARM Mortgage Loan and the related Due Date, the excess, if any, of the amount of interest accrued on such Option ARM Mortgage Loan from the preceding Due Date to such Due Date over the Monthly Payment for such Due Date.

Deficient Valuation:  As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the applicable Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

Definitive Certificates:  As defined in Section 6.02(c)(iii).

Denomination:  The amount, if any, specified on the face of each Certificate representing the principal portion of the Initial Class Certificate Balance evidenced by such Certificate.

Depositor:  Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

Depository:  The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Determination Date:  With respect to any Distribution Date and for each Servicer, as defined in the applicable Servicing Agreement.

Distribution Date:  The 25th day of each month beginning in June 2008 (or, if such day is not a Business Day, the next Business Day).

Document Transfer Event:  The 60th day following the day on which either (i) Wells Fargo Bank is no longer the Servicer of any of the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank or (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than “BBB-” by Fitch.

Due Date:  As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

EDGAR:  The Commission’s Electronic Data Gathering and Retrieval System.

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings (or, in the case of S&P, a long-term rating of at least “BBB+” if no short-term rating is available) of each Rating Agency at the time any amounts are held on deposit therein; following a downgrade, withdrawal, or suspension of such institution’s rating, each account should promptly (and in any case within not more than 30 calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted; (ii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee, the Master Servicer and the Securities Administrator), acting in its fiduciary capacity; or (iii) any other account acceptable to each Rating Agency.  Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Master Servicer or the Securities Administrator.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA Restricted Certificates:  Any of the Class A-R, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class CE and Class P Certificates and any Certificate that no longer meets the applicable rating requirements of an Underwriter’s Exemption.

Escrow Account:  As defined in Section 3.08.

Escrow Payments:  The amounts constituting taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

Events of Default:  As defined in Section 8.01.

Excess Proceeds:  With respect to any Liquidated Mortgage Loan, the amount, if any, by which any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the applicable Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iv), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Extra Principal Distribution Amount:  As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and (y) the Overcollateralization Deficiency for such Distribution Date.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Final Distribution Date:  The Distribution Date on which the final distribution in respect of some or all of the Certificates will be made pursuant to Section 10.01.

Financial Market Service:  Bloomberg LP, Intex Solutions, Inc. and any other financial information provider designated by the Depositor by written notice to the Securities Administrator.

FIRREA:  The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

Fitch:  Fitch Ratings.

Form 8-K Disclosure Information:  As defined in Section 3.22(d).

GreenPoint:  GreenPoint Mortgage Funding, Inc., in its capacity as servicer under the GreenPoint Servicing Agreement.

GreenPoint Servicing Agreement:  Collectively, (i) the Flow Sale and Servicing Agreement, dated as of January 1, 2005, by and between BANA and GreenPoint, (ii) that certain Amendment No. 1, dated as of May 1, 2005, by and between the BANA and GreenPoint, (iii) that certain Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreements, dated as of January 1, 2006, by and between BANA and GreenPoint and (iv) the Assignment, Assumption and Recognition Agreement, dated May 30, 2008, by and among BANA, the Depositor, the Trustee, the Master Servicer and GreenPoint.

Gross Margin:  As to each Adjustable-Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the related Mortgage Loan Schedule as the “Gross Margin,” which percentage is added to the Index on each Rate Adjustment Date to determine (subject to rounding, the Periodic Cap, if any, and the Rate Ceiling) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

Holder:  A Certificateholder.

Indenture:  An indenture relating to the issuance of net interest margin notes secured entirely or in part by all or a portion of the Class CE or Class P Certificates, which may or may not be guaranteed by the NIMS Insurer.

Independent:  When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Servicers, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee, the Securities Administrator, the Master Servicer or the Servicers or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Trustee, the Securities Administrator, the Master Servicer or the Servicers as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.  When used with respect to any accountants, a Person who is “independent” within the meaning of Rule 2-01(B) of the Commission’s Regulation S-X.

Index:  As to any Adjustable-Rate Mortgage Loan and Rate Adjustment Date, the One-Year LIBOR Index, the Six-Month LIBOR Index, the COFI Index, the MTA Index or the One-Year CMT Index.  As to any Option ARM Mortgage Loan and Rate Adjustment Date, the COFI Index or the MTA Index.  The Index applicable to each Adjustable-Rate Mortgage Loan or Option ARM Mortgage Loan will be indicated on the related Mortgage Loan Schedule.

Initial Class Certificate Balance:  As to each Class of Certificates (other than the Class CE Certificates), the Class Certificate Balance set forth in the Preliminary Statement.

Initial Overcollateralization Amount:  $16,161,823.43.

Insurance Policy:  With respect to any Mortgage Loan included in the Trust Estate, any Primary Mortgage Insurance Policy or any other insurance policy (including any policy covering any Mortgage Loan or Mortgaged Property, including without limitation, any hazard insurance policy required pursuant to Section 3.12, any title insurance policy described in  Section 2.01 and any Federal Housing Administration insurance policies and Department of Veterans Affairs insurance policies), including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses:  Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Accrual Period:  As to any Distribution Date and any Class of Certificates (other than the Class CE, Class P and Class A-R Certificates), each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs.  Calculations of interest for the Certificates entitled to distributions of interest will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.

Interest Carryforward Amount:  For any Class of Certificates (other than the Class CE, Class P and Class A-R Certificates) and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest for such Distribution Date over the amount in respect of interest actually distributed on such Class for such Distribution Date, (b) any remaining unpaid Interest Carryforward Amount from prior Distribution Dates and (c) interest on such remaining Interest Carryforward Amount referred to in clause (b) at the applicable Certificate Interest Rate for the related Interest Accrual Period.

Interest Percentage:  With respect to any Class of Certificates entitled to distributions of interest and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such Class to the sum of the Accrued Certificate Interest for all Classes of Senior Certificates and Mezzanine Certificates with respect to such Distribution Date, without regard to Relief Act Reductions.

Interest Rate:  As set forth in the Preliminary Statement.

Interest Remittance Amount:  As of any Distribution Date, the sum, without duplication, of (i) all interest collected or advanced with respect to the related Collection Period on the Mortgage Loans received by the Servicers on or prior to the Determination Date for such Distribution Date (less the Administrative Fees for the Mortgage Loans, certain amounts available for reimbursement of Advances (other than Capitalization Reimbursement Amounts) with respect to the Mortgage Loans and expenses pursuant to the applicable Servicing Agreement and amounts reimbursable or payable to the Master Servicer, Securities Administrator and Trustee pursuant to this Agreement), (ii) all Compensating Interest paid by the Servicers for such Distribution Date with respect to the Mortgage Loans, (iii) the portion of any payment in connection with any Principal Prepayment, Substitution Adjustment Amount, Purchase Price, Insurance Proceeds or Liquidation Proceeds relating to interest with respect to the Mortgage Loans received during the related Prepayment Period, (iv) any Reimbursement Amounts received with respect to the Mortgage Loans during the related Prepayment Period and

(v) on the Distribution Date on which the Mortgage Loans and related REO Property are purchased in accordance with Section 10.01 hereof, that portion of the purchase price therefor in respect of interest.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the related Prepayment Period and as to which the applicable Servicer has certified (in accordance with the applicable Servicing Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

Liquidation Proceeds:  Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and unreimbursed Advances.

Loan-to-Value Ratio:  With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Losses:  As defined in Section 5.10.

Lower-Tier Certificate Sub-Account:  The sub-account of the Certificate Account designated by the Securities Administrator pursuant to Section 3.09(h).

Lower-Tier Corresponding Marker Interests:  The Class LT-A1 Interest, Class LT-A2 Interest, Class LT-M1 Interest, Class LT-M2 Interest, Class LT-M3 Interest, Class LT-M4 Interest, Class LT-M5 Interest, Class LT-M6 Interest, Class LT-M7 Interest, Class LT-M8 Interest and the Class LT-M9 Interest.

Lower-Tier REMIC:  As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall be held in the Lower-Tier Certificate Sub-Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.  The Lower-Tier REMIC will not include the Servicer Prepayment Charge Payment Amounts and the Cap Carryover Reserve Account.

Lower-Tier REMIC Interest Loss Allocation Amount:  With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) the Uncertificated Lower-Tier REMIC Pass-Through Rate for the Class LT-AA Interest minus the Marker Rate, divided by (b) 12.

Lower-Tier REMIC Overcollateralization Target Amount:  1.00% of the Targeted Overcollateralization Amount.

Lower-Tier REMIC Overcollateralized Amount:  With respect to any date of determination, (i) 1% of the aggregate Uncertificated Balances of the Uncertificated Lower-Tier Regular Interests minus (ii) the aggregate of the Uncertificated Balances of the Lower-Tier Corresponding Marker Interests, the Class LT-P Interest and the Class LT-AR Interest, in each case as of such date of determination.

Lower-Tier REMIC Principal Loss Allocation Amount:  With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Balances of the Lower-Tier Corresponding Marker Interests, and the denominator of which is the aggregate of the Uncertificated Balances of the Lower-Tier Corresponding Marker Interests and the Class LT-ZZ Interest.

LPMI Policy:  A lender-paid primary mortgage insurance policy.

LPMI Premium Rate:  With respect to each Mortgage Loan covered by an LPMI Policy, as set forth in the applicable Mortgage Loan Schedule.

Marker Rate:  With respect to the Class CE Upper-Tier Regular Interest and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated Lower-Tier REMIC Pass-Through Rates for the Lower-Tier Corresponding Marker Interests and the Class LT-ZZ Interest, (i) with the rate on each such Lower-Tier Corresponding Marker Interest subject to a cap equal to the Pass-Through Rate of its Corresponding Class of Certificates for the purposes of this calculation and (ii) with the rate on the Class LT-ZZ Interest subject to a cap of zero for the purpose of this calculation.

Master Servicer:  LaSalle Bank National Association, and any successors-in-interest and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

Master Servicer Custodial Account:  The Eligible Account created and maintained by the Master Servicer pursuant to Section 3.09(c) in the name of the Master Servicer for the benefit of the Certificateholders and designated “LaSalle Bank National Association, as Master Servicer, in trust for the registered holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2008-1.”

Master Servicer Custodial Account Reinvestment Income:  For each Distribution Date, all income and gain net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Master Servicer Custodial Account.

Master Servicer’s Certificate:  The monthly report required by Section 4.01.

Master Servicing Fee:  The master servicing fee payable to the Master Servicer in respect of its master servicing activities.

Master Servicing Fee Rate:  With respect to each Mortgage Loan, 0.0125% per annum.

Master Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Securities Administrator and the Trustee by the Master Servicer, as such list may from time to time be amended.

Master Servicing Transfer Costs:  All reasonable costs and expenses (including attorney’s fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable Mortgage Loans properly and effectively.

Maximum LT-ZZ Uncertificated Accrued Interest Deferral Amount:  With respect to any Distribution Date, the excess of (a) accrued interest at the Uncertificated Lower-Tier REMIC Pass-Through Rate applicable to the Class LT-ZZ Interest for such Distribution Date on a balance equal to the Uncertificated Balance of the Class LT-ZZ Interest minus the Lower-Tier REMIC Overcollateralized Amount, in each case for such Distribution Date, over (b) Uncertificated Accrued Interest on the Lower-Tier Corresponding Marker Interests, with the rate on each such Lower-Tier Corresponding Marker Interest subject to a cap equal to the Pass-Through Rate of the Corresponding Class of Certificates for the purpose of this calculation.

Maximum Negative Amortization:  With respect to each Option ARM Mortgage Loan, the percentage set forth in the related Mortgage Note as the percentage equal to the principal balance of such Mortgage Loan as of the applicable date of determination divided by the original principal balance of the such Mortgage Loan, that if exceeded due to Deferred Interest, will result in a recalculation of the Monthly Payment so that the then unpaid principal balance of the Mortgage Note will be fully amortized over such Mortgage Loan’s remaining term to maturity.

MERS:  As defined in Section 2.01(b)(iii).

Mezzanine Certificates:  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, each of which represents (i) the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions and (ii) the right to receive the related Cap Carryover Amounts.

Monthly Excess Cashflow Amount:  For any Distribution Date, the sum of the Monthly Excess Interest Amount for such Distribution Date, the Overcollateralization Release Amount for such Distribution and (without duplication) any portion of the Principal Distribution Amount remaining after principal distributions on the Certificates on such Distribution Date.

Monthly Excess Interest Amount:  With respect to each Distribution Date, the amount, if any, by which the Interest Remittance Amount for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date to the Certificates pursuant to Section 5.02(a) priorities first through eleventh.

Monthly Covered Amount:  As defined in the Mortgage Loan Purchase Agreement.

Monthly Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to (i) any related Debt Service Reduction and any Deficient Valuation that affect the amount of the monthly payment due on such Mortgage Loan, (ii) the Monthly Covered Amount representing such scheduled monthly payment and (iii) any Servicer Modification.

Monthly Statement:  As defined in Section 5.04(b).

Mortgage:  The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

Mortgage File:  The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Interest Rate:  As to any Adjustable-Rate Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Adjustable-Rate Mortgage Loan, the initial Mortgage Interest Rate for such Adjustable-Rate Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the applicable Index, as of the Rate Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap, if any, and the Rate Ceiling applicable to such Adjustable-Rate Mortgage Loan at any time during the life of such Adjustable-Rate Mortgage Loan.  As to any Mortgage Loan that is not an Adjustable-Rate Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the provisions of the related Mortgage Note.

Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase Agreement, dated May 30, 2008, between BANA, as seller, and the Depositor, as purchaser.

Mortgage Loan Schedule:  The list of Mortgage Loans (as from time to time amended by the Master Servicer and approved by the Depositor to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement or upon a Servicer Modification in accordance with the applicable Servicing Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D setting forth the following information with respect to each Mortgage Loan as of the Cut-off Date (or, with respect to Substitute Mortgage Loans or, upon a Servicer Modification, as of the close of business on the day of substitution or the day on which such modification becomes effective):  (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) a code indicating the initial Servicer; (xvi) the Appraised Value; (xvii) the closing date of the Mortgage Loan; (xviii) a code indicating whether the Mortgage Loan has a Prepayment Charge; (xix) the Servicing Fee Rate; (xx) the LPMI Fee Rate, if any, (xxi) for each Adjustable-Rate Mortgage Loan, the first Rate Adjustment Date; (xxii) for each Adjustable-Rate Mortgage Loan, the Rate Ceiling; (xxiii) for each Adjustable-Rate Mortgage Loan, the Periodic Cap; (xxiv) for each Adjustable-Rate Mortgage Loan, the Gross Margin; (xxv) the closing date of such Mortgage Loan; (xxvi) a code indicating whether the Mortgage Loan is an Option ARM Mortgage Loan; (xxvii) the first Payment Adjustment Date, if applicable; and (xxviii) the Maximum Negative Amortization, if applicable.  With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:  (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

Mortgage Loans:  Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

Mortgage Note:  The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof, as the same may be modified in accordance with any Servicer Modification.

Mortgaged Property:  The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

Mortgagor:  The obligor on a Mortgage Note.

MTA Index:  A rate per annum equal to the 12 month average of the monthly average yields on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available either as of (i) the date 15 days before the applicable Rate Adjustment Date or (ii) the applicable Rate Adjustment Date.

National City:  National City Mortgage Co., in its capacity as servicer under the National City Servicing Agreement.

National City Servicing Agreement:  Collectively, (i) that certain Master Seller’s Warranties and Servicing Agreement, dated as of September 1, 2003, by and between BANA and National City, as amended by (ii) that certain Amendment No. 1, dated as of July 1, 2004, by and among BAMCC, National City and BANA, (iii) that certain Master Assignment, Assumption and Recognition Agreement, dated as of July 1, 2004, by and among BAMCC, National City, BANA and Wachovia Bank, National Association, (iv) that certain Amendment No. 2, dated as of October 1, 2004, by and between National City and BANA, (v) that certain Amendment No. 3, dated as of August 11, 2005, by and between National City and BANA, (vi) that certain Regulation AB Compliance Addendum to the Master Seller’s Warranties and Servicing Agreement, dated as of January 1, 2006, by and between National City and BANA and (vii) the Assignment, Assumption and Recognition Agreement, dated May 30, 2008, by and among BANA, the Depositor, the Master Servicer, the Trustee and National City.

Net Mortgage Interest Rate:  As to any Mortgage Loan and Distribution Date, such Mortgage Loan’s Mortgage Interest Rate thereon on the first day of the calendar month preceding the month of such Distribution Date reduced by the applicable Administrative Fee Rate for such Mortgage Loan.

Net WAC Cap:  For any Distribution Date, a per annum rate (expressed on the basis of a 360-day year consisting of twelve 30-day months) equal to the average of the Net Mortgage Interest Rates of the Mortgage Loans (weighted on the basis of the Stated Principal Balances of the Mortgage Loans as of the first day of the related Collection Period).

NIMS Insurer:  Any insurer that is guaranteeing certain payments under notes secured by collateral which includes all or a portion of the Class CE or Class P Certificates.

Non-U.S. Person:  A Person other than a U.S. Person.

Nonrecoverable Advance:  Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the applicable Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.  Notwithstanding the foregoing, an Advance in respect of principal and/or interest (or other amounts) which are subsequently forgiven as a Servicer Modification shall be deemed a Nonrecoverable Advance.

Notional Amount:  With respect to the Class CE Upper-Tier Regular Interest and any date of determination, a notional amount equal to the then aggregate Uncertificated Balances of the Uncertificated Lower-Tier Interests other than the Class LT-P Interest and the Class LT-AR Interest.

NYCEMA:  A New York Consolidation, Extension and Modification Agreement.

OCC:  The Office of the Comptroller of Currency.

Offered Certificates:  The Class A-R and Class A-1 Certificates.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee or the Securities Administrator, as required by this Agreement.

One-Year CMT Index:  A rate per annum equal to the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available up to the date 45 days before the applicable Rate Adjustment Date.

One-Year LIBOR Index:  A rate per annum equal to the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the London market, as published in The Wall Street Journal and most recently available either (i) as of the first business day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

Opinion of Counsel:  A written opinion of counsel acceptable to the Trustee if such opinion is delivered to the Trustee, or acceptable to the Securities Administrator if such opinion is delivered to the Securities Administrator, who may be counsel for the Depositor or the Master Servicer, except that any opinion of counsel relating to the qualification of any REMIC created hereunder as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

Option ARM Mortgage Loan:  An Adjustable-Rate Mortgage Loan with respect to which the related Mortgagor may choose a flexible payment option each month pursuant to the terms of the related Mortgage Note, as identified on the Mortgage Loan Schedule.

Optional Termination Date:  The first Distribution Date on which all of the Mortgage Loans and all related REO Property remaining in the Trust Estate may be purchased pursuant to Section 10.01.

Originator Prepayment Charge Payment Amount:  Amounts required to be paid to the Trust by an Originator in respect of Prepayment Charges that are not collected from a Mortgagor in accordance with the related Servicing Agreement.

OTS:  The Office of Thrift Supervision.

Outstanding Mortgage Loan:  As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.04.

Overcollateralization Amount:  As of any Distribution Date, the excess, if any, of (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period over (y) the aggregate Class Certificate Balance of all Classes of Certificates (after taking into account all distributions of principal on such Distribution Date and the increase of any Class Certificate Balance of a Class of Certificates as a result of Recoveries related to the Mortgage Loans).

Overcollateralization Deficiency:  As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the difference (which may be negative) between (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (ii) the aggregate Class Certificate Balance of all Classes of Certificates (after taking into account the reduction on that Distribution Date of the class balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on that Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on that Distribution Date).

Overcollateralization Release Amount:  With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date over (ii) the Targeted Overcollateralization Amount for such Distribution Date.  With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Ownership Interest:  As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

Pass-Through Rate:  With respect to each Distribution Date and any Class of interest-bearing Certificates (other than the Class CE Certificates), the per annum rate set forth or described in the Preliminary Statement.  With respect to each Distribution Date and the Uncertificated Lower-Tier Regular Interests, the Uncertificated Lower-Tier REMIC Pass-Through Rate.  With respect to each Distribution Date and the Upper-Tier Regular Interests (other than the Class CE Upper-Tier Regular Interest), the Uncertificated Upper-Tier REMIC Pass-Through Rate.

With respect to the Class CE Upper-Tier Regular Interest and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (D) below, and the denominator of which is the aggregate of the Uncertificated Balances of the Class LT-AA Interest, the Lower-Tier Corresponding Marker Interests, and the Class LT-ZZ Interest.  For purposes of calculating the Pass-Through Rate for the Class CE Upper-Tier Regular Interest, the numerator is equal to the sum of the following components:

(A)  the Uncertificated Lower-Tier REMIC Pass-Through Rate for the Class LT-AA Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class LT-AA Interest;

(B)  the Uncertificated Lower-Tier REMIC Pass-Through Rate for each Lower-Tier Corresponding Marker Interest, in each case minus the Marker Rate, applied in each case to an amount equal to the respective Uncertificated Balance of each such Lower-Tier Corresponding Marker Interest;

(C)  the Uncertificated Lower-Tier REMIC Pass-Through Rate for the Class LT-ZZ Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class LT-ZZ Interest; and

(D)  100% of the Uncertificated Accrued Interest on the Class LT-P Interest and the Class LT-AR Interest.

With respect to the Class CE Certificates and any Distribution Date, the Class CE Certificates shall be entitled to 100% of the amounts distributable to the Class CE Upper-Tier Regular Interest.

Paying Agent:  As defined in Section 9.13.

Payment Adjustment Date:  With respect to any Option ARM Mortgage Loan, each date on which the Monthly Payment for such Option ARM Mortgage Loan is adjusted, as indicated on the Mortgage Loan Schedule.

Percentage Interest:  As to any Certificate (other than a Class CE Certificate), the percentage obtained by dividing the Denomination of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part.  With respect to a Class CE Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Certificate totals 100%.

Periodic Advance:  With respect to each Servicer, shall have the meaning given to the term “Monthly Advance” in the applicable Servicing Agreement.

Periodic Cap:  For each Adjustable-Rate Mortgage Loan other than an Option ARM Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

Permitted Investments:  One or more of the following:

(i)  obligations of or guaranteed as to principal and interest by the United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

(ii)  repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than “F-1” by Fitch and “A-1+” by S&P;

(iii)  federal funds, certificates of deposit, demand deposits, time deposits and bankers’ acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than “F-1” by Fitch and “A-1+” by S&P;

(iv)  commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than “F-1” by Fitch and “A-1+” by S&P;

(v)  investments in money market funds (including funds of the Securities Administrator or its affiliates, or funds for which an affiliate of the Securities Administrator acts as advisor, as well as funds for which the Securities Administrator and its affiliates may receive compensation) rated “AAA” by Fitch and “AAAm G” by S&P or otherwise approved in writing by each Rating Agency; and

(vi)  other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Master Servicer or Securities Administrator, as the case may be, will not affect the qualification of any REMIC created under this Agreement as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

Permitted Transferee:  Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers’ cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi) any other Person so designated by the Depositor based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer.  The terms “United States,” “State” and “international organization” shall have the meanings set forth in Code Section 7701 or successor provisions.

Person:  Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Physical Certificates:  The Class A-R, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class CE and Class P Certificates.

Plan:  As defined in Section 6.02(e).

Prepayment Charges:  With respect to any Prepayment Period, any prepayment premium, penalty or charge collected by a Servicer from a Mortgagor in connection with any voluntary Principal Prepayment in Full pursuant to the terms of the related Mortgage Note as from time to time held as a part of the Trust Estate, the Prepayment Charges so held being identified in the Mortgage Loan Schedule.

Prepayment Interest Shortfall:  As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the related Prepayment Period, the amount, if any, by which one month’s interest at the related Net Mortgage Interest Rate (net of the Servicing Fee Rate) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

Prepayment Period:  With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or Freddie Mac.

Principal Distribution Amount:  As to any Distribution Date, the sum of (i) the Principal Remittance Amount minus the Overcollateralization Release Amount, if any, and (ii) the Extra Principal Distribution Amount, if any.

Principal Prepayment:  With respect to each Mortgage Loan, any payment or other recovery of principal on such Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment in Full:  Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

Principal Remittance Amount:  With respect to any Distribution Date and the Mortgage Loans, to the extent of funds available therefor, the amount equal to the sum (less amounts (without duplication) available for reimbursement to the Servicers for Advances (including, without duplication, any Capitalization Reimbursement Amount) and expenses pursuant to the applicable Servicing Agreement and amounts reimbursable or payable to the Master Servicer, Securities Administrator and Trustee pursuant to this Agreement) of:  (i) each payment of principal on a Mortgage Loan due during the related Collection Period and received by the Servicers on or prior to the related Determination Date, and any Advances with respect thereto, (ii) all Principal Prepayments received by the applicable Servicer during the related Prepayment Period, (iii) Insurance Proceeds, Liquidation Proceeds and Recoveries allocable to principal actually collected by the applicable Servicer during the related Prepayment Period, (iv) with respect to Defective Mortgage Loans repurchased during the related Prepayment Period, the portion of the Purchase Price allocable to principal, (v) any Substitution Adjustment Amounts received during the related Prepayment Period and (vi) on the Distribution Date on which the Mortgage Loans and related REO Property are purchased in accordance with Section 10.01 hereof, that portion of the purchase price therefor in respect of principal.

Private Certificates:  The Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class CE and Class P Certificates.

Purchase Obligation:  An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in Section 2.02 or 2.04.

Purchase Price:  With respect to each Mortgage Loan that was a Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x) amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the applicable Servicer Custodial Account for distribution in the month of repurchase and (y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage Loan under the related Servicing Agreement, the related Servicing Fee for such Mortgage Loan.

Rate Adjustment Date:  As to each Adjustable-Rate Mortgage Loan, the Due Date on which an adjustment to the Mortgage Interest Rate of such Adjustable-Rate Mortgage Loan becomes effective under the related Mortgage Note.

Rate Ceiling:  For each Adjustable-Rate Mortgage Loan, the maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the Mortgage Loan Schedule.

Rate Floor:  For each Adjustable-Rate Mortgage Loan, the minimum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the Mortgage Loan Schedule.

Rating Agency:  Each of S&P and Fitch.  If any such organization or a successor is no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer and the Securities Administrator.  References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

Realized Loss:  With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan.  With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.  With respect to any Distribution Date and each Mortgage Loan that has become the subject of a (i) Debt Service Reduction, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced or (ii) Servicer Modification, any reduction in the principal balance thereof resulting from such Servicer Modification.

Realized Loss Amortization Amount:  As to each Class of Senior Certificates and Mezzanine Certificates and any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for such Class and (y) the remaining Monthly Excess Cashflow Amount available for such Class pursuant to priority fifth or sixth, as applicable, of Section 5.02(c).

Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

Record Date:  With respect to the Certificates, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

Recovery:  Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan.

Regular Interest:  Any of the Uncertificated Lower-Tier Regular Interests and the Uncertificated Upper-Tier Regular Interests.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506 - 1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Reimbursement Amount:  As defined in Section 2.02.

Relevant Servicing Criteria:  The Servicing Criteria applicable to the various parties, as set forth on Exhibit N attached hereto.  The Servicing Criteria applicable to each Servicer shall be as set forth on the applicable Servicing Agreement.  For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Custodian or any Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act:  The Servicemembers Civil Relief Act, as it may be amended from time to time.

Relief Act Reduction:  With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the related Collection Period as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for such Collection Period is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the related Collection Period.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Certificate Maturity Date:  As set forth in Section 2.07.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

Remittance Date:  The 18th day of each month beginning in June 2008 (or, if such day is not a Business Day, the preceding Business Day).

REO Disposition Period:  As defined in Section 3.15.

REO Proceeds:  Proceeds, net of any related expenses of a Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related

Mortgaged Property), which are received prior to the final liquidation of such Mortgaged Property.

REO Property:  A Mortgaged Property acquired by a Servicer servicing the related Mortgage Loan on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

Reportable Event:  As defined in Section 3.22(d).

Reporting Servicer:  As defined in Section 3.22(c)(i).

Request for Release:  The Request for Release submitted by a Servicer to the Custodian on behalf of the Trustee, substantially in the form attached hereto as Exhibit E.

Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

Residual Certificate:  The Class A-R Certificate.

Responsible Officer:  When used with respect to the Trustee or the Securities Administrator, any officer of the Corporate Trust Department of the Trustee or the Securities Administrator, as applicable, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or the Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

S&P:  Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

Sarbanes-Oxley Certification:  As defined in Section 3.22(e).

Securities Administrator:  LaSalle Bank National Association, and its successors-in-interest and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

Senior Certificates:  The Class A-R, Class A-1 and Class A-2 Certificates.

Senior Enhancement Percentage:  For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Mezzanine Certificates before taking into account distributions on such Distribution Date and (ii) the Overcollateralization Amount as of the prior Distribution Date by (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period.

Senior Principal Distribution Amount:  As of any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the aggregate Class Certificate Balance of the Senior Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) 65.40% and (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (y) the amount by which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.35% and (2) the Cut-off Date Principal Balance.

Senior Specified Enhancement Percentage:  For any date, 34.60%.

Servicer:  Any of American Home, BANA, Countrywide, GreenPoint, National City, SunTrust and Wells Fargo Bank, each in their capacity as a servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

Servicer Custodial Accounts:  The separate Eligible Account or Eligible Accounts created and maintained by each of the Servicers pursuant to the applicable Servicing Agreement.

Servicer Modification: A modification to the terms of a Mortgage Loan, in accordance with the terms of the applicable Servicing Agreement, as to which the Mortgagor is in default or as to which, in the judgment of the Servicer, default is reasonably foreseeable.

Servicer Prepayment Charge Payment Amount:  Amounts required to be paid to the Trust by a Servicer in respect of Prepayment Charges that are waived other than in accordance with the standards set forth in the related Servicing Agreement.

Servicing Advance:  With respect to each Servicer, shall have the meaning given to the term “Servicing Advances” in the applicable Servicing Agreement.

Servicing Agreements:  Any of the American Home Servicing Agreement, the BANA Servicing Agreement, the Countrywide Servicing Agreement, the GreenPoint Servicing Agreement, the National City Servicing Agreement, the SunTrust Servicing Agreement and the Wells Fargo Bank Servicing Agreement.

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time

Servicing Fee:  With respect to each Servicer, as defined in the applicable Servicing Agreement.

Servicing Fee Rate:  With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

Servicing File:  With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

Servicing Function Participant:  Any affiliate, third party vendor or Subservicer engaged by the Master Servicer, the Securities Administrator, the Trustee or the Custodian that is participating in the servicing function with respect to the Mortgage Loans, within the meaning of Item 1122 of Regulation AB.

Servicing Officer:  With respect to each Servicer, as defined in the related Servicing Agreement.

Servicing Transfer Costs:  All reasonable costs and expenses of the Master Servicer or the Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or the Trustee, as applicable, to service the Mortgage Loans properly and effectively).

Six-Month LIBOR Index:  A rate per annum equal to the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market, as published in The Wall Street Journal and most recently available either (i) as of the first business day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

Sponsor: Bank of America, National Association, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

Stated Principal Balance:  As to any Mortgage Loan and Due Date, (i) the unpaid principal balance of such Mortgage Loan as of such Due Date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period or any adjustment to such amortization schedule for any Capitalization Reimbursement Amounts other than the amount of such Capitalization Reimbursement Amounts which have been reimbursed to the applicable Servicer from payments on Mortgage Loans other than the Mortgage Loans with respect to which such Capitalization Reimbursement Amounts relate), after giving effect to any previous partial Principal Prepayments, the principal portion of Realized Losses as a result of a modification of such Mortgage Loan incurred prior to such Due Date and Liquidation Proceeds (net of unreimbursed expenses and unreimbursed Advances) allocable to principal received and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor and after giving effect to any Deficient Valuation plus (ii) any Capitalization Reimbursement Amounts plus (iii) in the case of an Option ARM Mortgage Loan, any Deferred Interest added to the principal balance of that Mortgage Loan pursuant to the terms of the related Mortgage Note on or prior to the applicable Due Date.

Stepdown Date:  The earlier to occur of (i) the Distribution Date following the Distribution Date on which the aggregate Class Certificate Balance of the Senior Certificates is reduced to zero and (ii) the later to occur of (x) the Distribution Date in June 2011 and (y) the Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Master Servicer, the Securities Administrator or the Custodian.

Substitute Mortgage Loan:  A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution, (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of the Stated Principal Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage Loan; (iii) be of the same type as the Defective Mortgage Loan; (iv) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (v) have a credit score not less than that of the Defective Mortgage Loan; (vi) have a credit grade not lower in quality than that of the Defective Mortgage Loan; (vii) have the same lien priority as the Defective Mortgage Loan; (viii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (ix) comply with each Mortgage Loan representation and warranty set forth in this Agreement and the Mortgage Loan Purchase Agreement.  In addition, if the Defective Mortgage Loan is an Adjustable-Rate Mortgage Loan, the Substitute Mortgage Loan must, on the date of substitution, (i) have a Gross Margin not less than that of the Defective Mortgage Loan; (ii) have a Periodic Cap and Rate Ceiling equal to that of the Defective Mortgage Loan;  and (iii) have the same Index and frequency of Mortgage Interest Rate adjustment as the Defective Mortgage Loan.  If the Defective Mortgage Loan is an Option ARM Mortgage Loan, the Substitute Mortgage Loan must also be an Option ARM Mortgage Loan.  More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

Substitution Adjustment Amount:  As defined in Section 2.02.

SunTrust:  SunTrust Mortgage, Inc., in its capacity as servicer under the SunTrust Servicing Agreement.

SunTrust Servicing Agreement:  Collectively, (i) the Flow Sale and Servicing Agreement, dated as of February 1, 2004, by and between BANA (as successor in interest to BAMCC), as purchaser, and SunTrust, as seller, (ii) that certain Amendment No. 1, dated as of June 1, 2004, by and between BANA and SunTrust, (iii) that certain Master Assignment, Assumption and Recognition Agreement, dated September 1, 2004, by and among BAMCC, SunTrust, BANA and Wachovia Bank, National Association, (iv) that certain Amendment No. 2, dated as of November 1, 2004, by and between BANA and SunTrust, (v) that certain Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreement, dated as of January 1, 2006, by and between BANA and SunTrust, and (vi) the Assignment, Assumption and Recognition

Agreement, dated May 30, 2008, by and among BANA, the Depositor, the Master Servicer, the Trustee and SunTrust.

Targeted Overcollateralization Amount:  As of any Distribution Date (x) prior to the Stepdown Date, 5.85% of the aggregate Stated Principal Balance of the Mortgage Loans on the Cut-off Date and (y) on and after the Stepdown Date, (i) if a Trigger Event has not occurred, the greater of (A) the lesser of (i) 5.85% of the aggregate Stated Principal Balance of the Mortgage Loans on the Cut-off Date and (ii) 11.70% of the aggregate Stated Principal Balance of the Mortgage Loans as of last day of the related Collection Period and (B) 0.35% of the aggregate Stated Principal Balance of the Mortgage Loans on the Cut-off Date and (ii) if a Trigger Event has occurred, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

Tax Matters Person:  Any person designated as “tax matters person” in accordance with Section 5.06 and the manner provided under Treasury Regulation § 1.860F-4(d) and Treasury Regulation § 301.6231(a)(7)-1.

Treasury Regulations:  The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

Trigger Event:  With respect to any Distribution Date, if (i) the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds 20.23% of the Senior Enhancement Percentage or (ii) the aggregate amount of Realized Losses incurred on the Mortgage Loans since the Cut-off Date through the last day of the related Collection Period (reduced by the aggregate amount of Recoveries related to the Mortgage Loans received since the Cut-off Date through the last day of the related Collection Period on the Mortgage Loans) divided by the aggregate Cut-off Date Principal Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In	Percentage
June 2010 through May 2011	0.47% for the first month, plus an additional 1/12th of 1.23% for each month thereafter
June 2011 through May 2012	1.70% for the first month, plus an additional 1/12th of 1.66% for each month thereafter
June 2012 through May 2013	3.36% for the first month, plus an additional 1/12th of 1.46% for each month thereafter
June 2013 through May 2014	4.82% for the first month, plus an additional 1/12th of 1.23% for each month thereafter
June 2014 and thereafter	6.05%

Trust:  The trust created by this Agreement, which shall be named the “Banc of America Funding 2008-1 Trust.”

Trust Estate:  The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which multiple REMIC elections are to be made as specified herein, such entire Trust Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the

Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee’s rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor’s rights under the Servicing Agreements and the Mortgage Loan Purchase Agreement (including any security interest created thereby), (v) the right to receive BPP Mortgage Loan Payments; and (vi) the Servicer Custodial Accounts, the Master Servicer Custodial Account, the Cap Carryover Reserve Account, the Certificate Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

Trustee:  U.S. Bank National Association, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

Uncertificated Accrued Interest:  With respect to each Regular Interest (other than the Class CE Upper-Tier Regular Interest) and each Distribution Date, an amount equal to one month’s interest at the related Pass-Through Rate on the Uncertificated Balance of such Regular Interests.  With respect to the Class CE Upper-Tier Regular Interest on each Distribution Date, an amount equal to one month’s interest at its Pass-Through Rate on its Notional Amount.  In the case of each Regular Interest, Uncertificated Accrued Interest will be reduced by any Relief Act Reductions allocated to such Regular Interest as provided in Section 5.03.

Uncertificated Balance:  The amount of any Regular Interest outstanding as of any date of determination.  As of the Closing Date, the Uncertificated Balance of each Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Balance.  On each Distribution Date, the Uncertificated Balance of each such Regular Interest shall be reduced by all distributions of principal made on such Regular Interest on such Distribution Date pursuant to Section 5.02 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 5.03.  The Uncertificated Balance of the Class LT-ZZ Interest shall be increased by interest deferrals as provided in Section 5.02.  The Uncertificated Balance of each Regular Interest shall never be less than zero.

Uncertificated Lower-Tier Interests:  The Uncertificated Lower-Tier Regular Interests and the LR interest, which represents the sole class of residual interest in the Lower-Tier REMIC.

Uncertificated Lower-Tier Regular Interest:  A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02 hereof.  Any of the Class LT-AA Interest, the Lower-Tier Corresponding Marker Interests, the Class LT-ZZ Interest, the Class LT-AR Interest and the Class LT-P Interest are Uncertificated Lower-Tier Regular Interests.

Uncertificated Lower-Tier REMIC Pass-Through Rate:  With respect to the Class LT-AA Interest, the Lower-Tier Corresponding Marker Interests, the Class LT-ZZ Interest, the Class LT-AR Interest and the Class LT-P Interest, the Weighted Average Net Mortgage Interest Rate.

Uncertificated Upper-Tier REMIC Pass-Through Rate:  As set forth in the Preliminary Statement.

Underwriter’s Exemption:  An exemption listed in, and as amended by, Prohibited Transaction Exemption 2007-05, 72 Fed Reg 13130 (March 20, 2007) and any successor exemption.

Unpaid Realized Loss Amount:  For any Class of Senior Certificates (other than the Class A-R Certificate) or Mezzanine Certificates and as to any Distribution Date, the excess of (x) the cumulative amount of Applied Realized Loss Amounts allocated to such Class for all prior Distribution Dates over (y) the sum of (a) the cumulative amount of any Recoveries allocated to such Class and (b) the cumulative amount of Realized Loss Amortization Amounts with respect to such Class for all prior Distribution Dates.

Upper-Tier Interests:  The Uncertificated Upper-Tier Regular Interests and the Class UR interest, which represents the sole class of residual interest in the Upper-Tier REMIC.

Upper-Tier Certificate Sub-Account:  The sub-account of the Certificate Account designated by the Securities Administrator pursuant to Section 3.09(h).

Upper-Tier Regular Interest:  Any of the regular interests in the Upper-Tier REMIC listed in the Preliminary Statement, the ownership of which is represented by the Certificates.

Upper-Tier REMIC:  As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall be deemed held in the Upper-Tier Certificate Sub-Account.

U.S. Person:  A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any Certificate.  As of any date of determination, (a) 97% of all Voting Rights shall be allocated to the Holders of the Senior Certificates (other than the Class A-R Certificate) and the Mezzanine Certificates in proportion to the Certificate Balances of their respective Certificates, (b) 1% of all Voting Rights shall be allocated to the Holder of the Class A-R Certificate, (c) 1% of all Voting Rights shall be allocated to the Holders of the Class CE Certificates and (c) 1% of all Voting Rights shall be allocated to the Holders of the Class P Certificates.

Weighted Average Net Mortgage Interest Rate:  For any Distribution Date, a per annum rate (expressed on the basis of a 360-day year consisting of twelve 30-day months) equal to the average of the Net Mortgage Interest Rates of the Mortgage Loans (weighted on the basis of the Stated Principal Balances of the Mortgage Loans as of the first day of the related Collection Period).

Wells Fargo Bank:  Wells Fargo Bank, N.A., in its capacity as Servicer under the Wells Fargo Bank Servicing Agreement.

Wells Fargo Bank Servicing Agreement:  Collectively, (i) that certain Servicing Agreement, dated as of July 1, 2006, as amended by that certain Amendment No. 1, dated as of June 1, 2007, both by and between BANA and Wells Fargo Bank, (ii) that certain Second Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of May 1, 2006, by and between BANA and Wells Fargo Bank and (iii) the Assignment, Assumption and Recognition Agreements, each dated May 30, 2008, by and among BANA, the Depositor, the Trustee, the Master Servicer and Wells Fargo Bank.

WHFIT: A “Widely Held Fixed Investment Trust” as that term is defined in Treasury Regulations § 1.671-5(b)(22) or successor provisions.

WHFIT Regulations: Treasury Regulations § 1.671-5, as amended.

WHMT:  A “Widely Held Mortgage Trust” as that term is defined in Treasury Regulations § 1.671-5(b)(23) or successor provisions.

Section 1.02 Interest Calculations.

All calculations of interest with respect to the Certificates will be made on a 360-day year consisting of twelve (12) 30-day months.  All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS
ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans.

(a)  The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date) and the Depositor’s rights under the BANA Servicing Agreement and under the Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor’s rights under the Servicing Agreements (other than the BANA Servicing Agreement) and the underlying sale agreements.  The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.  In addition, the Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, the Depositor’s rights to receive any BPP Mortgage Loan Payment.  It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a “High-Cost Home Loan” as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act, effective January 1, 2005.

(b)  In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, or a Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

(i)  the original Mortgage Note, endorsed by manual or facsimile signature in the following form:  “Pay to the order of U.S. Bank National Association, as trustee for holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2008-1, without recourse,” with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note) and, in the case of any Mortgage Loan originated in the State of New York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if applicable, the consolidated Mortgage Note and the consolidated Mortgage;

(ii)  except as provided below and other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the applicable Servicer (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

(iii)  subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to “U.S. Bank National Association, as trustee for the holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2008-1” (which may be included in a blanket assignment or assignments), together with, except as provided below and other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, originals of all interim recorded assignments of such Mortgage or a copy of such interim assignment certified by the applicable Servicer (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of such Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. (“MERS”) or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce the obligations of the applicable Servicer to take all actions pursuant to the applicable Servicing Agreement and the terms of this Section 2.01 as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

(iv)  the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

(v)  other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

(vi)  the original of any guarantee executed in connection with the Mortgage Note;

(vii)  for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

(viii)  the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

(ix)  for each Mortgage Loan secured by Cooperative Stock (other than with respect to any Mortgage Loan secured by Cooperative Stock purchased by the Sponsor from Wells Fargo Bank), the originals of the following documents or instruments:

(A)  The Cooperative Stock Certificate;

(B)  The stock power executed in blank;

(C)  The executed Cooperative Lease;

(D)  The executed Recognition Agreement;

(E)  The executed assignment of Recognition Agreement, if any;

(F)  The executed UCC-1 financing statement with evidence of recording thereon; and

(G)  Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), if an Assignment of Mortgage is required to be recorded as set forth below, the Depositor has delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, a copy of such Assignment of Mortgage in blank rather than in the name of the Trustee and has caused the applicable Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee.  In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender’s title policy, if any, (together with all riders thereto), if applicable, satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if applicable, has not been delivered to any of the related Servicer, the Sponsor or the Depositor, as applicable, by the applicable title insurer, if any, in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one (1) year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered an Officer’s Certificate to such effect to the Trustee.  The Depositor shall forward or cause to be forwarded to the Trustee or a Custodian, on behalf of the Trustee, as the case may be, (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor, or the applicable Servicer to the Trustee or a Custodian on the Trustee’s behalf, as the case may be.  In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a “lost instruments affidavit and indemnity” or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

Upon discovery by the Depositor or notice from Wells Fargo Bank, the Master Servicer, the Securities Administrator or the Trustee that a Document Transfer Event has occurred, the Depositor shall, with respect to Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, deliver or cause to be delivered to the Trustee or a Custodian, on behalf of the Trustee, within 60 days, copies (which may be in electronic form mutually agreed upon by the Depositor and the Trustee or such Custodian) of the following additional documents or instruments to the Mortgage File with respect to each such Mortgage Loan; provided, however, that originals of such documents or instruments shall be delivered to the Trustee or a Custodian on behalf of the Trustee, as applicable, if originals are required under the law in which the related Mortgaged Property is located in order to exercise all remedies available to the Trust under applicable law following default by the related Mortgagor; provided further, that none of the parties hereto shall have any duty to monitor for the occurrence of any Document Transfer Event, and the Master Servicer, the Securities Administrator and the Trustee shall provide the aforementioned notice only to the extent a Responsible Officer of either such party has actual knowledge of a Document Transfer Event:

(1)  other than if the related Mortgage has been recorded in the name of MERS or its designee, originals of all interim recorded assignments of such mortgage or a copy of such interim assignments certified by Wells Fargo Bank (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates);

(2)  the original or a certified copy of the lender’s title insurance policy;

(3)  the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording; and

(4)  for each Mortgage Loan secured by Cooperative Stock, the originals of the following documents or instruments:

(H)  The Cooperative Stock Certificate;

(I)  The stock power executed in blank;

(J)  The executed Cooperative Lease;

(K)  The executed Recognition Agreement;

(L)  The executed assignment of Recognition Agreement, if any;

(M)  The executed UCC-1 financing statement with evidence of recording thereon; and

(N)  Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Master Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) enforce the obligations of the related Servicer pursuant to the related Servicing Agreement to (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within the time period required in the applicable Servicing Agreement and (II) at the Depositor’s expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, such Servicer’s obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in accordance with the applicable Servicing Agreement.

No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee and the Securities Administrator an unqualified Opinion of Counsel reasonably acceptable to the Trustee and the Securities Administrator to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee’s interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.  Exhibit J attached hereto sets forth the list of all states where recordation is required by any Rating Agency to obtain the initial ratings of the Certificates.  The Securities Administrator and the Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or a Custodian on the Trustee’s behalf, will cause the applicable Servicer to remit to the Master Servicer for deposit in the Master Servicer Custodial Account the portion of such payment that is required to be deposited in the such account pursuant to Section 3.09.

Section 2.02  Acceptance by the Trustee or Custodian of the Mortgage Loans.

Subject to the provisions of the following paragraph, the Trustee declares that it, or a Custodian as its agent, will hold the documents referred to in Section 2.01 and the other documents delivered to it or a Custodian as its agent, as the case may be, constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate delivered to it, in trust for the exclusive use and benefit of all present and future

Certificateholders.  Upon execution and delivery of this document, the Trustee shall deliver or cause a Custodian to deliver to the Depositor, the Master Servicer and the NIMS Insurer a certification in the form attached hereto as Exhibit K (the “Initial Certification”) to the effect that, except as may be specified in a list of exceptions attached thereto, such Person has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause a Custodian, on behalf of the Trustee, to review, the Mortgage Files in such Person’s possession, and shall deliver to the Depositor, the Master Servicer and the NIMS Insurer a certification in the form attached hereto as Exhibit L (the “Final Certification”) to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b). In performing any such review, the Trustee or a Custodian, as the case may be, may conclusively rely on the purported genuineness of any such document and any signature thereon.

If, in the course of such review, the Trustee or a Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File or if the Depositor, the Master Servicer, the Trustee, a Custodian, the NIMS Insurer or the Securities Administrator discovers a breach by a Servicer, an originator, the Sponsor or the Depositor of any representation, warranty or covenant under the Servicing Agreements, an underlying sale agreement, the Mortgage Loan Purchase Agreement or this Agreement, as the case may be, in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan (provided that any such breach that causes the Mortgage Loan not to be a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders), then such party shall promptly so notify the Master Servicer, the Sponsor, the applicable Servicer, the applicable originator, the Securities Administrator, the Trustee, the NIMS Insurer and the Depositor of such failure to meet the requirements of Section 2.01 or of such breach and request that the applicable Servicer, the applicable originator, the Sponsor or the Depositor, as applicable, deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section 2.01 or of such breach.  If the Trustee receives written notice that the Depositor, the Sponsor, the applicable originator or the applicable Servicer, as the case may be, has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the applicable Servicer’s, the applicable originator’s, the Sponsor’s or the Depositor’s obligation, as the case may be, under the applicable Servicing Agreement, the applicable underlying sale agreement, the Mortgage Loan Purchase Agreement or this Agreement, as the case may be, and cause the applicable Servicer, the applicable originator, the Sponsor or the Depositor, as the case may be, to either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trust at the Purchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such defect was discovered if such defect will cause a Mortgage Loan not to be a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code.

Notwithstanding any contrary provision of this Agreement, no substitution pursuant to this Section 2.02 shall be made more than 90 days after the Closing Date unless the Depositor delivers to the Trustee and the Securities Administrator an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of any of the Trustee, the Securities Administrator or the Trust Estate, addressed to the Trustee and the Securities Administrator, to the effect that such substitution will not (i) result in the imposition of the tax on “prohibited transactions” on any REMIC created hereunder or contributions after the Start-up Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

It is understood that the scope of the Trustee’s review (or a Custodian’s review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the applicable Mortgage Loans identified in the related Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule.  Neither the Trustee nor any Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of any representation or warranty of a Servicer, an originator or the Sponsor, the Trustee, on behalf of the Trust, shall enforce the rights of the Trust under the Servicing Agreements, the underlying sale agreements, the Mortgage Loan Purchase Agreement and this Agreement for the benefit of the Certificateholders.  If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of the representations or warranties with respect to a Mortgage Loan set forth in a Servicing Agreement or an underlying sale agreement, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to be indemnified for such breach of representation or warranty.  In addition, if the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of a representation with respect to a Mortgage Loan set forth in clauses (k) or (p) of paragraph 3 or clauses (f), (nn) and (oo) of paragraph 4 of the Mortgage Loan Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the “Reimbursement Amount”), but in the case of a breach of a representation set forth in clauses (k) or (p) of paragraph 3 of the Mortgage Loan Purchase Agreement, only to the extent the applicable Servicer or originator does not so reimburse the Trust.  It is understood and agreed that, except for any indemnification provided in the Servicing Agreements or underlying sale agreements and the payment of any Reimbursement Amount, the obligation of a Servicer, an originator, the Sponsor or the Depositor to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against a Servicer, originator, the Sponsor or the Depositor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the Certificateholders.

With respect to the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor’s knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor, the Master Servicer, the NIMS Insurer or the Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan then, notwithstanding the Sponsor’s lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

It is understood and agreed that the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee or a Custodian on the Trustee’s behalf and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment.  It is understood and agreed that the obligations of the Sponsor set forth in this Section 2.02 to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase Agreement.

The representations and warranties of each Servicer or originator with respect to the applicable Mortgage Loans in the related Servicing Agreement or underlying sale agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in such Servicing Agreement or underlying sale agreement, as the case may be.  To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Servicer or an originator under the related Servicing Agreement or underlying sale agreement, as the case may be, and (ii) a representation or warranty of the Sponsor under the Mortgage Loan Purchase Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee’s right, on behalf of the Trust, to enforce the obligations of such Servicer or originator under any applicable representation or warranty made by it.  It is hereby acknowledged that the Sponsor shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Servicer in the applicable Servicing Agreement or originator in the applicable underlying sale agreement, without regard to whether such Servicer or originator, as the case may be, fulfills its contractual obligations in respect of such representation or warranty.  It is hereby further acknowledged that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.04) under any circumstances.

With respect to each Substitute Mortgage Loan the applicable Servicer, originator, the Sponsor or the Depositor, as the case may be, shall deliver to the Trustee (or a Custodian on behalf of the Trustee), for the benefit of the Certificateholders, the documents and agreements required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01.  No substitution is permitted to be made in any calendar month after the Determination Date for such month.  Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate.  For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor, the Sponsor, a Servicer or an originator has substituted a Substitute Mortgage Loan.  To the extent the provisions of this Section 2.01 regarding the actions of a Servicer in connection with the substitution of Mortgage Loans conflict with the provisions of the related Servicing Agreement, the provisions of such Servicing Agreement shall control.

The Master Servicer, based upon information provided to it by the related Servicer and as approved by the Depositor, shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Securities Administrator, the Trustee, the NIMS Insurer and any Custodian.  Upon such substitution of a Mortgage Loan by the Depositor, the Sponsor, a Servicer or an originator, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor or the Sponsor, as the case may be, shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to paragraph 4 of the Mortgage Loan Purchase Agreement and the applicable Servicer or originator shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the mortgage loan representations and warranties made pursuant to the applicable Servicing Agreement or underlying sale agreement, as the case may be. Upon any such substitution and the deposit to the applicable Master Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt by the Trustee of a Request for Release, the Trustee shall release, or shall direct a Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to applicable Person and shall execute and deliver at such Person’s direction such instruments of transfer or assignment prepared by such Person without recourse, as shall be necessary to vest title in such Person or its designee to the Trustee’s interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

For any month in which the Depositor, the Sponsor, a Servicer or an originator substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans substituted by such Person as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans substituted by such Person (after application of the principal portion of the Monthly Payments due in the month of substitution) (the “Substitution Adjustment Amount”) plus an amount equal to the aggregate of any unreimbursed Advances and unreimbursed Capitalization Reimbursement Amounts with respect to such Defective Mortgage Loans shall be remitted by such Person to the Master Servicer for deposit to the Master Servicer Custodial Account on or before the 18th day of the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

The Trustee shall retain or shall cause a Custodian to retain, as applicable, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall cause to be promptly delivered to the Trustee or a

Custodian on behalf of the Trustee, as the case may be, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Master Servicer’s possession from time to time.

Neither the Trustee nor any Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii), (viii) and (ix).  In connection with making the certifications required hereunder, to the extent a title search or opinion of counsel has been provided in lieu of a title policy for any Mortgage Loan, the Trustee or a Custodian on its behalf, as applicable, shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan.

Section 2.03  Representations, Warranties and Covenants of the Master Servicer.

The Master Servicer hereby makes the following representations and warranties to the Depositor, the Securities Administrator, the NIMS Insurer and the Trustee, as of the Closing Date:

(i)  The Master Servicer is a national banking association duly chartered, validly existing and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property securing a Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Master Servicer.  The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized.  This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Master Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors generally or creditors of national banks and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.  All requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms.

(ii)  No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

(iii)  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

(iv)  There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Master Servicer, threatened against the Master Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this Agreement.

The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or a Custodian on the Trustee’s behalf and shall inure to the benefit of the Certificateholders.

Section 2.04  Representations and Warranties of the Depositor as to the Mortgage Loans.

The Depositor hereby represents and warrants to the Trustee and the NIMS Insurer with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

(i)  Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans.  The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

(ii)  As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

(iii)  As of the Closing Date, the Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

(iv)  Each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation § 1.860G-2.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or a Custodian on the Trustee’s behalf and shall inure to the benefit of the Certificateholders.

Upon discovery by any of the Depositor, the Master Servicer, the Securities Administrator or the Trustee that any of the representations and warranties set forth in this Section 2.04 is not accurate (referred to herein as a “breach”) and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that a breach of the representation that each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders.  Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach relates to the representation that each Mortgage Loan is a “qualified mortgage” as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered.  The Purchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be remitted to the Master Servicer for deposit to the Master Servicer Custodial Account.  It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trust and the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

Section 2.05  Designation of Interests in the REMICs.

The Depositor hereby designates the Upper-Tier Regular Interests as “regular interests” and the Class UR Interest as the single class of “residual interest” in the Upper-Tier REMIC for purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.  The Depositor hereby further designates the Uncertificated Lower-Tier Regular Interests as “regular interests” and the Class LR Interest as the single class of “residual interest” in the Lower-Tier REMIC for purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

Section 2.06  Designation of Start-up Day.

The Closing Date is hereby designated as the “start-up day” of each of the Upper-Tier REMIC and the Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

Section 2.07  REMIC Certificate Maturity Date.

Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the “latest possible maturity date” of the regular interests in the Upper-Tier REMIC and the Lower-Tier REMIC is the Distribution Date in the thirteenth month following the scheduled maturity date for the Mortgage Loan with the latest maturity date.

Section 2.08  Execution and Delivery of Certificates.

The Securities Administrator (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Regular Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests, together with all other assets included in the definition of “Trust Estate,” receipt of which is hereby acknowledged, Certificates in authorized Denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.  The Securities Administrator acknowledges the obligation of the Class CE Certificates to pay Cap Carryover Amounts and declares that it holds the same on behalf of the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, respectively, which shall be treated as beneficially owning the right to receive the Cap Carryover Amounts.

Section 2.09  Establishment of the Trust.

The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as “Banc of America Funding 2008-1 Trust” and does hereby appoint U.S. Bank National Association as Trustee in accordance with the provisions of this Agreement.

Section 2.10  Purpose and Powers of the Trust.

The purpose of the common law trust, as created hereunder, is to engage in the following activities:

(a)  to acquire and hold the Mortgage Loans and the other assets of the Trust Estate and the proceeds therefrom;

(b)  to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

(c)  to make payments on the Certificates;

(d)  to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(e)  subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders.

The trust is hereby authorized to engage in the foregoing activities.  Neither the Trustee nor the Securities Administrator shall cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement (or those ancillary thereto) while any Certificate is outstanding, and this Section 2.10 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

Section 2.11  Rights of the NIMS Insurer.

Each of the rights of the NIMS Insurer set forth in this Agreement shall exist so long as (i) the NIMS Insurer has undertaken to guarantee certain payments of notes issued pursuant to the Indenture and (ii) any series of notes issued pursuant to the Indenture remains outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payments on such notes; provided, however, the NIMS Insurer shall not have any rights hereunder (except pursuant to Section 11.01 in the case of clause (ii) below) during the period of time, if any, that (a) the NIMS Insurer has not undertaken to guarantee certain payments of notes issued pursuant to the Indenture or (ii) any default has occurred and is continuing under the insurance policy issued by the NIMS Insurer with respect to such notes.

ARTICLE III

ADMINISTRATION AND MASTER SERVICING
OF MORTGAGE LOANS

Section 3.01  Master Servicing of the Mortgage Loans.

For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with Customary Servicing Procedures.  Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall enforce the obligation of each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer’s servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers’ and the Master Servicer’s records, and based on such reconciled and corrected information, prepare the Master Servicer’s Certificate and any other information and statements required hereunder.  The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Master Servicer Custodial Account pursuant to the applicable Servicing Agreements.

Continuously from the date hereof until the termination of the Trust, the Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

The relationship of the Master Servicer (and of any successor to the Master Servicer as master servicer under this Agreement) to the Trustee and the Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

Section 3.02  Monitoring of Servicers.

(a)  The Master Servicer shall be responsible for reporting to the Trustee, the Securities Administrator and the Depositor the compliance by each Servicer with its duties under the related Servicing Agreement.  In the review of each Servicer’s activities, the Master Servicer may rely upon an officer’s certificate of the Servicer with regard to such Servicer’s compliance with the terms of its Servicing Agreement.  In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities Administrator, the NIMS Insurer and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)  The Master Servicer, for the benefit of the Trust and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as successor Servicer of the related Mortgage Loans under the applicable Servicing Agreement or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  Subject to Section 3.02(c) and Section 7.03 hereof, the Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party whom such enforcement is directed, provided that the Master Servicer and the Trustee, as applicable, shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer or the Trustee, as applicable, shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c)  To the extent that the costs and expenses of the Master Servicer or the Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer under the related Servicing Agreement and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer or the Trustee, as applicable, shall be entitled to reimbursement of such costs and expenses from the Master Servicer Custodial Account; provided that if such servicing transfer costs are ultimately reimbursed by the terminated Servicer, then the Master Servicer or the Trustee, as applicable, shall remit such amounts that are reimbursed by the terminated Servicer to the Master Servicer Custodial Account.

(d)  The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

(e)  If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

(f)  Subject to the conditions set forth in this Section 3.02(f), the Master Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder.  The Master Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Master Servicer, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant.  As a condition to the utilization by the Master Servicer of any Servicing Function Participant, the Master Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this Agreement to the same extent as if such Servicing Function Participant were the Master Servicer.  The Master Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

Notwithstanding the foregoing, if the Master Servicer engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Master Servicer shall be responsible for determining whether such Subcontractor is an Additional Servicer.

The Master Servicer shall indemnify the Depositor, the  Sponsor, the Trustee, the Custodian and the Securities Administrator and any of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Master Servicer’s obligation set forth in the preceding paragraph or the failure of the Master Servicer to perform any of its obligations under this Section 3.02(f), Section 3.20, Section 3.21 or Section 3.22.

Section 3.03  Fidelity Bond; Errors and Omissions Insurance.

The Master Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons involved in the performance of its obligations as Master Servicer hereunder.  These policies must insure the Master Servicer against losses resulting from dishonest or fraudulent acts committed by the Master Servicer’s personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns.  No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers’ & Servicers’ Guide, as amended or restated from time to time, or in an amount as may be permitted to the Master Servicer by express waiver of Fannie Mae or Freddie Mac.  In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

Section 3.04  Access to Certain Documentation.

The Master Servicer shall provide, and the Master Servicer shall enforce the obligation of each Servicer to provide in accordance with the related Servicing Agreement, to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans.  Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer and the related Servicer.  In fulfilling such request for access, the Master Servicer shall not be responsible to determine the sufficiency of any information provided by such Servicer.  Nothing in this Section 3.04 shall limit the obligation of the Master Servicer and the related Servicer to observe any applicable law and the failure of the Master Servicer or the related Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

Section 3.05  Maintenance of Primary Mortgage Insurance Policy; Claims.

(a)  The Master Servicer shall not take or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement and the Master Servicer has notice thereof) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder.  The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.  The Master Servicer shall not, and shall not permit any Servicer (to the extent specified under the related Servicing Agreement and the Master Servicer has notice thereof) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

(b)  The Master Servicer agrees to present, or to enforce the obligation of each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trust, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans.  Pursuant to Sections 3.08 and 3.09, any amounts collected by the Master Servicer or any Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Master Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11.

Section 3.06  Rights of the Depositor, the Securities Administrator and the Trustee in Respect of the Master Servicer.

The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee.  None of the Securities Administrator, the Trustee or the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer and the Securities Administrator, the Trustee or the Depositor shall not be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

Section 3.07  Trustee to Act as Master Servicer.

(a)  In the event the Master Servicer or any successor master servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee as trustee hereunder shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Master Servicer to assume, all of the rights and obligations of the Master Servicer hereunder arising thereafter.  Any such assumption shall be subject to Sections 7.02 and 8.05.

(b)  The predecessor Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all master servicing documents and records and an accounting of amounts collected or held by the Master Servicer, and shall transfer control of the Master Servicer Custodial Account and any investment accounts to the successor Master Servicer, and otherwise use its best efforts to effect the orderly and efficient transfer of its rights and duties as

Master Servicer hereunder to the assuming party.  The Trustee shall be entitled to be reimbursed from the predecessor Master Servicer (or the Trust if the predecessor Master Servicer is unable to fulfill such obligations) for all Master Servicing Transfer Costs.

Section 3.08  Servicer Custodial Accounts and Escrow Accounts.

(a)  The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Servicer Custodial Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a loan by loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and all collections with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Recoveries and Advances made from the Servicer’s own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Servicer Custodial Account.  The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Servicer Custodial Account for purposes required or permitted by this Agreement.

(b)  To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more escrow accounts (for each Servicer, collectively, the “Escrow Account”) and deposit and retain therein all collections from the Mortgagors (or Advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

Section 3.09  Collection of Mortgage Loan Payments; Master Servicer Custodial Account, Certificate Account and Cap Carryover Reserve Account.

(a)  Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable in accordance with the applicable Servicing Agreement.

(b)  The Securities Administrator shall establish and maintain the Certificate Account, which shall be deemed to consist of two sub-accounts and into which the Master Servicer will deposit on or prior to 11:00 a.m. New York time, on each Distribution Date (or, if the Securities Administrator is no longer the same Person as, or an Affiliate of, the Master Servicer, the Business Day preceding each Distribution Date) all amounts on deposit in the Master Servicer Custodial Account for distribution to Certificateholders.

(c)  The Master Servicer shall establish and maintain the Master Servicer Custodial Account, which shall be an Eligible Account.  The Master Servicer Custodial Account may be deemed a sub-account of the Certificate Account.  The Master Servicer shall, promptly upon receipt, deposit in the Master Servicer Custodial Account and retain therein any amounts which are required to be deposited in the Master Servicer Custodial Account by the Master Servicer.

(d)  The Master Servicer shall deposit or cause to be deposited into the Master Servicer Custodial Account, on the same Business Day of receipt (except as otherwise specifically provided herein), the following payments and collections remitted to the Master Servicer by each Servicer from its respective Servicer Custodial Account pursuant to the related Servicing Agreement or received by the Master Servicer in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i)  all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

(ii)  all payments on account of interest on the Mortgage Loans, net of the related Administrative Fee;

(iii)  (A)  all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.08 and (B) any Insurance Proceeds released from an Escrow Account;

(iv)  in the case of the Master Servicer Custodial Account, any amount required to be deposited by the Master Servicer pursuant to Section 3.09(e) in connection with any losses on Permitted Investments with respect to the Master Servicer Custodial Account;

(v)  any amounts relating to REO Property required to be remitted by the applicable Servicer;

(vi)  Periodic Advances made by the applicable Servicer pursuant to the related Servicing Agreement (or, if applicable, by the Master Servicer or (if the Trustee has become the Master Servicer) the Trustee pursuant to Section 3.19 or (if the Trustee has become the Master Servicer) the Trustee pursuant to Section 8.01) and any Compensating Interest paid by the applicable Servicer pursuant to the related Servicing Agreement;

(vii)  all Purchase Prices, all Substitution Adjustment Amounts and all related Reimbursement Amounts to the extent received by the Master Servicer;

(viii)  any Recoveries;

(ix)  all Prepayment Charges collected by the Master Servicer in connection with the voluntary Principal Prepayment in full of any related Mortgage Loan; and

(x)  any other amounts required to be deposited hereunder.

If the Master Servicer shall deposit any amount not required to be deposited, it may at any time withdraw such amount from the Master Servicer Custodial Account, any provision herein to the contrary notwithstanding.  All funds required to be deposited in the Master Servicer Custodial Account shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11.  Notwithstanding anything to the contrary herein, any interest on any late remittances made by a Servicer to the Master Servicer payable pursuant to the applicable Servicing Agreement shall be payable to the Master Servicer and not to the Trust or to any other party.

(e)  Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity.  All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Master Servicer Custodial Account Reinvestment Income shall be for the benefit of the Master Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein.  The amount of any losses realized in the Master Servicer Custodial Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer from its own funds in the Master Servicer Custodial Account.

(f)  Each institution at which the Certificate Account is maintained shall invest the funds therein if directed in writing by the Securities Administrator in Permitted Investments that are obligations of the institution that maintains the Certificate Account, which shall mature on the Distribution Date and shall not be sold or disposed of prior to its maturity.  All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.  All income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Certificate Account shall be for the benefit of the Securities Administrator as its compensation and the amount of any losses realized in the Certificate Account in respect of any such Permitted Investments shall promptly be deposited by the Securities Administrator from its own funds to the Certificate Account.

(g)  The Master Servicer shall give notice to the Depositor, the Trustee, the Securities Administrator and the Rating Agencies of any proposed change of location of the Master Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof.  The Securities Administrator shall give notice to the Depositor, the Trustee, the Master Servicer and the Rating Agencies of any proposed change of the location of the Certificate Account maintained by the Securities Administrator not later than 30 days after and not more than 45 days prior to any change thereof.  The creation of the Master Servicer Custodial Account and the Certificate Account shall be evidenced by a certification substantially in the form attached hereto as Exhibit F.

(h)  The Securities Administrator shall designate each of the Lower-Tier Certificate Sub-Account and the Upper-Tier Certificate Sub-Account as a sub-account of the Certificate Account.

On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Securities Administrator shall (A) from funds available on deposit in the

Certificate Account, be deemed to deposit into the Lower-Tier Certificate Sub-Account, all funds deemed on deposit in the Certificate Account and (B) immediately thereafter, be deemed to deposit into the Upper-Tier Certificate Sub-Account, the Lower-Tier Distribution Amount.

(i)  No later than the Closing Date, the Securities Administrator shall establish and maintain the Cap Carryover Reserve Account which shall be a non-interest-bearing account.  On each Distribution Date as to which there is a Cap Carryover Amount payable to the Certificates (other than the Class A-R and Class P Certificates), the Securities Administrator has been directed by the Holders of the Class CE Certificates to, and therefore will, deposit into the Cap Carryover Reserve Account the amounts described in Section 5.02(c), priority fourth, rather than distributing such amounts to the Holders of the Class CE Certificates.

For federal and state income tax purposes, the Holders of the Class CE Certificates will be deemed to be the owners of the Cap Carryover Reserve Account and the Cap Carryover Reserve Account will be an asset of the Class CE Grantor Trust as provided in Section 5.13 and all amounts deposited into the Cap Carryover Reserve Account shall be treated as amounts distributed by the Upper-Tier REMIC with respect to the Class CE Upper-Tier Regular Interest.  Upon a termination relating to the Certificates pursuant to Section 10.01 or the payment in full of the Certificates, all amounts remaining on deposit in the Cap Carryover Reserve Account will be released by the Trust Estate and distributed to the Holders of the Class CE Certificates or their designees.  The Cap Carryover Reserve Account will be part of the Trust Estate but not part of any REMIC created hereunder and any payments to the Holders of the Certificates (other than the Class A-R and Class P Certificates) of Cap Carryover Amounts will not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  The Cap Carryover Reserve Account is an “outside reserve fund” within the meaning of Treasury Regulation § 1.860G-2(h).

By accepting a Class CE Certificate, each Holder of a Class CE Certificate hereby agrees to direct the Securities Administrator, and the Securities Administrator hereby is directed, to deposit into the Cap Carryover Reserve Account the amounts described above on each Distribution Date as to which there is any Cap Carryover Amount rather than distributing such amounts to the Holders of the Class CE Certificates.  By accepting a Class CE Certificate, each Holder of a Class CE Certificate further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.  Amounts held in the Cap Carryover Reserve Account shall be held uninvested.

For federal tax return and information reporting, the value of the right of the Holders of the Certificates (other than the Class A-R and Class P Certificates) to receive payments from the Cap Carryover Reserve Account in respect of any Cap Carryover Amount shall be assumed to have a value of zero as of the Closing Date unless and until required otherwise by an applicable taxing authority.

Section 3.10  Access to Certain Documentation and Information Regarding the Mortgage Loans.

The Master Servicer shall afford and shall enforce the obligation of the Servicers to afford the Securities Administrator and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer or the applicable Servicer.

Section 3.11  Permitted Withdrawals from the Certificate Account and the Master Servicer Custodial Account.

(a)  The Securities Administrator shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement.  In addition, the Master Servicer may from time to time make withdrawals from the Master Servicer Custodial Account for the following purposes:

(i)  to pay to the Servicers (to the extent not previously retained by them), the Servicing Fee to which they are entitled pursuant to the Servicing Agreements and to pay itself any Master Servicer Custodial Account Reinvestment Income and the Master Servicing Fee;

(ii)  to pay to the Master Servicer, the Securities Administrator and the Trustee any amounts due to the Master Servicer, the Securities Administrator and the Trustee under this Agreement (including, but not limited to, all amounts provided for under Section 3.02, Section 3.07, Section 7.03, Section 8.05 and Section 9.11, other than the amounts provided for in the first sentence of Section 9.11);

(iii)  to reimburse the Servicers (or, if applicable, the Master Servicer or the Trustee) for unreimbursed Advances (inlcuding Capitalization Reimbursement Amounts) made pursuant to the related Servicing Agreement (or in the case of itself or the Trustee, pursuant to Section 3.19 or Section 8.01, as applicable), such right of reimbursement pursuant to this clause (iii) being limited first to amounts received on the Mortgage Loans serviced by such Servicer in respect of which any such Advance was made or the Capitalization Reimbursement Amounts were created and then limited to amounts received on all the Mortgage Loans serviced by such Servicer (or, if applicable, the Master Servicer or the Trustee) in respect of which any such Advance was made or the Capitalization Reimbursement Amounts were created;

(iv)  to reimburse the Servicers (or, if applicable, itself or the Trustee) for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iv) being limited first to amounts received on the Mortgage Loans in respect of which such Nonrecoverable Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such Servicer (of, if applicable, the Master Servicer or the Trustee);

(v)  to reimburse the Servicers for Insured Expenses from the related Insurance Proceeds;

(vi)  to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

(vii)  to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

(viii)  to withdraw any amount deposited in the Master Servicer Custodial Account and not required to be deposited therein;

(ix)  to clear and terminate the Master Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01; and

(x)  to reimburse the Servicers for any Capitlazation Reimbursement Amounts created but only from amounts received on or in respect of the Mortgage Loans representing (A) the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received with respect to such Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date and (B) Principal Prepayments.

If the Master Servicer shall remit to the Securities Administrator any amount not required to be remitted, it may at any time direct the Securities Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding.  Such direction may be accomplished by delivering an Officer’s Certificate to the Securities Administrator which describes the amounts remitted in error to the Securities Administrator for deposit to the Certificate Account.

(b)  On each Distribution Date, funds on deposit in the Certificate Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Upper-Tier Interests as provided in Sections 5.01 and 5.02.  The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

Section 3.12  Maintenance of Hazard Insurance and Other Insurance.

(a)  For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained fire, flood and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in accordance with the related Servicing Agreements.  It is understood and agreed that such insurance provided for in this Section 3.12 shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)  Pursuant to Sections 3.08 and 3.09, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Master Servicer Custodial Account, subject to withdrawal pursuant to Sections 3.09 and 3.11.  Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 3.08 and 3.09.

Section 3.13  Presentment of Claims and Collection of Proceeds.

The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) enforce the obligation of the related Servicer to, prepare and present on behalf of the Trust and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies.  Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 3.14  Enforcement of Due-On-Sale Clauses; Assumption Agreements.

To the extent provided in the applicable Servicing Agreement and to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall enforce the obligation of the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement.  If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

Section 3.15  Realization Upon Defaulted Mortgage Loans; REO Property.

(a)  The Master Servicer shall enforce the obligation of each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

(b)  With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders.  The Master Servicer shall enforce the obligation of the Servicers, to the extent provided in the applicable Servicing Agreement, to (i) cause the name of the Trust to be placed on the title to such REO Property and (ii) ensure that the title to such REO Property references this Agreement.  The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, enforce the obligation of the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.  Pursuant to its efforts to sell such REO Property, the Master Servicer shall enforce the obligation of the applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions.  In the event that the Trust Estate acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall enforce the obligation of the related Servicer to dispose of such Mortgaged Property within the time period specified in the applicable Servicing Agreement, but in any event not later than the end of the third calendar year after the year of acquisition by the Servicer for the Trust (such period, the “REO Disposition Period”) unless (i) the Servicer provides to the Trustee, the Master Servicer and the Securities Administrator an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition on any REMIC created hereunder of taxes on “prohibited transactions” as defined in Section 860F of the Code or “net income from foreclosure property” as defined in Section 860G of the Code or under the law of any state in which real property securing a Mortgage Loan owned by the Trust is located or cause any REMIC created hereunder to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by the Trust is located at any time that any Certificates are outstanding or (ii) the Servicer or Master Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Estate may continue to hold such Mortgaged Property for the period of such extension.

(c)  The Master Servicer shall, to the extent required by the related Servicing Agreement, enforce the obligation of the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Servicer Custodial Account.

(d)  The applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances, unreimbursed Capitalization Reimbursement Amounts and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Advances, unreimbursed Capitalization Reimbursement Amounts as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

(e)  The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the applicable Servicer as provided above shall be deposited in the related Servicer Custodial Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Custodial Account.

Notwithstanding any other provision of this Agreement, the Master Servicer shall enforce the obligation of any Servicer to forbid any Mortgaged Property acquired by the Trust to be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code, (ii) result in the receipt by any REMIC created hereunder of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions or (iii) subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

Notwithstanding any other provision of this Agreement, the Securities Administrator shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Securities Administrator agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a “10 percent shareholder” within the meaning of Code Section 871(h)(3)(B) or a “controlled foreign corporation” described in Code Section 881(c)(3)(C) with respect to the Trust or the Depositor. In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholder.

Section 3.16  Trustee to Cooperate; Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the related Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or the related Servicer will immediately notify the Trustee (or, at the direction of the Trustee, a Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the related Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Master Servicer or the related Servicer).  Upon receipt of such request, the Trustee or a Custodian, as applicable, shall within seven (7) Business Days release the related Mortgage File to the Master Servicer or the related Servicer.  The Trustee shall at the Master Servicer’s or the related Servicer’s direction execute and deliver to the Master Servicer or the related Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage relating to the Mortgage Loan, in each case provided by the Master Servicer or the related Servicer, together with the Mortgage Note with written evidence of cancellation thereon.  If the Mortgage has been recorded in the name of MERS or its designee, the Master Servicer shall enforce the applicable Servicer’s obligation under the related Servicing Agreement take all necessary action to reflect the release of the Mortgage on the records of MERS.  Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor of the Mortgage Loan.

From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any Primary Mortgage Insurance Policy, any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or a Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, a Custodian) of a Request for Release signed by a Master Servicing Officer or a Servicing Officer, release the Mortgage File within seven (7) Business Days to the Master Servicer or the related Servicer.  Subject to the further limitations set forth below, the Master Servicer or the applicable Servicer shall cause the Mortgage Files so released to be returned to the Trustee or a Custodian, as applicable, when the need therefor no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case such Servicer shall deliver to the Trustee or a Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

Section 3.17  Documents, Records and Funds in Possession of the Master Servicer to be Held for the Trustee.

Notwithstanding any other provisions of this Agreement, the Master Servicer shall enforce the obligation of each Servicer to transmit to the Trustee (or a Custodian on behalf of the Trustee) as required by this Agreement and the Servicing Agreements all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee as required by this Agreement and the Servicing Agreements for any funds received by the Master Servicer or the related Servicer or which otherwise are collected by the Master Servicer or the related Servicer as Liquidation Proceeds, Recoveries or Insurance Proceeds in respect of any Mortgage Loan.  All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the related Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Master Servicer Custodial Account or any Servicer Custodial Account, shall be held by the Master Servicer or the related Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee on behalf of the Trust, subject to the applicable provisions of this Agreement and the related Servicing Agreement.  The Master Servicer also agrees that it shall not, and shall enforce any requirement under the related Servicing Agreement that the related Servicer shall not, knowingly create, incur or subject any Mortgage File or any funds that are deposited in any Master Servicer Custodial Account, any Servicer Custodial Account, the Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Master Servicer or Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

Section 3.18  Master Servicer Compensation.

As compensation for its services hereunder, the Master Servicer shall be entitled to the Master Servicing Fee and additional compensation in the form of the Master Servicer Custodial Account Reinvestment Income.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

Section 3.19  Advances.

The Master Servicer shall enforce the obligations of each Servicer to make a Periodic Advance in accordance with the applicable Servicing Agreement.  A Servicer shall be entitled to be reimbursed from the applicable Servicer Custodial Account for all Advances (including Capitalization Reimbursement Amounts) of its own funds made pursuant to the related Servicing Agreement.  If a Servicer fails to make any required Periodic Advance pursuant to the related Servicing Agreement, the Master Servicer shall (i) unless the Master Servicer determines that such Periodic Advance would not be recoverable in its good faith business judgment, make such Periodic Advance not later than the Business Day preceding the related Distribution Date and (ii) to the extent such failure leads to the termination of the Servicer and until such time as a successor Servicer is appointed, continue to make Periodic Advances required pursuant to the related Servicing Agreement for any Distribution Date, within the same time frame set forth in (i) above, unless the Master Servicer determines (to the extent provided in the related Servicing Agreement) that such Periodic Advance would not be recoverable.  If the Master Servicer is unable to make a Periodic Advance required to be made by it in accordance with this Section 3.19, the Master Servicer shall immediately, and in no event later than 5:00 P.M. New York time on the last Business Day preceding the related Distribution Date, give written notice thereof to the Trustee, the Securities Administrator and the Depositor.

Section 3.20  Annual Statement as to Compliance.

(a) Each of the Master Servicer and the Securities Administrator shall deliver, and shall cause any Additional Servicer engaged by it to deliver to the Depositor and the Securities Administrator (and the Securities Administrator will make available to the Trustee and each Rating Agency), no later than March 15th of each calendar year beginning in 2009, an Officer’s Certificate (each, together with such similar certificate delivered by each Servicer as described in Section 3.20(b), a “Compliance Statement”), signed by an officer of such party, stating, as to the signer thereof, that (a) a review of the activities of such party during the preceding calendar year or portion thereof and of performance of such party under this Agreement or such applicable agreement in case of an Additional Servicer has been made under such officers’ supervision and (b) to the best of such officer’s knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or such applicable agreement in case of an Additional Servicer in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Such Compliance Statements shall contain no restrictions or limitations on their use.  The obligations of the Master Servicer and the Securities Administrator under this Section apply to each entity that acted as Master Servicer or the Securities Administrator, as applicable, during the applicable period, whether or not such entity is acting as Master Servicer or the Securities Administrator at the time such Compliance Statement is required to be delivered.

(b)  In the event the Master Servicer or the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and shall use its reasonable efforts to cause any Additional Servicer that resigns or is terminated under any applicable servicing agreement to provide, a Compliance Statement pursuant to this Section 3.20 with respect to the period of time that the Master Servicer or the Securities Administrator was subject to this Agreement or such applicable agreement in the case of an Additional Servicer or the period of time that the Additional Servicer was subject to such other servicing agreement.  The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer a Compliance Statement within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement.  The Master Servicer shall include such Compliance Statements of the Servicers with its own Compliance Statement to be submitted pursuant to this Section 3.20.

Section 3.21  Assessments of Compliance and Attestation Reports.

(a)  Each of the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall deliver, and shall cause each Servicing Function Participant engaged by it to deliver to the Depositor and the Securities Administrator on or before March 10th of each calendar year beginning in 2009 (provided that each of the Master Servicer, the Securities Administrator and the Custodian shall make its best efforts to deliver such report by March 10th, but will not be in default in its obligation to so deliver such report unless it is not delivered by March 15th), a report regarding such party’s assessment of compliance with the Relevant Servicing Criteria (each, together with such similar report delivered by each Servicer as described in Section 3.21(c), an “Assessment of Compliance”) that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (ii) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.22(c), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the Relevant Servicing Criteria as of and for such period.

No later than February 1 of each fiscal year for the Trust for which a 10-K is required to be filed, the Master Servicer, the Securities Administrator and the Custodian shall each forward to the Depositor and the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant.  When the Master Servicer, the Securities Administrator and the Custodian (or any Servicing Function Participant engaged by them) submit their assessments to the Depositor and the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to Section 3.21(b)) of each Servicing Function Participant engaged by it.

At any time after February 1 of each fiscal year, if the Master Servicer, the Securities Administrator or the Custodian determines or is informed that the list of Relevant Servicing Criteria to be addressed in the report on assessment of compliance prepared by each Servicing Function Participant is no longer in complete accordance or no longer reasonably likely to be in complete accordance with the Relevant Servicing Criteria for such Servicing Function Participant as notified to the Depositor and the Securities Administrator in the paragraph immediately above, the Master Servicer, the Securities Administrator or the Custodian, as the case may be, shall promptly inform the Depositor and the Securities Administrator by written notice that such Servicing Function Participant is likely to address different Relevant Servicing Criteria in the report on assessment of compliance prepared by such Servicing Function Participant.  Following transmission of such notice, the Master Servicer, the Securities Administrator or the Custodian, as the case may be, shall negotiate with such Servicing Function Participants that the Master Servicer, Securities Administrator or Custodian, as applicable, deems necessary so that all Relevant Servicing Criteria shall be addressed by one or more Servicing Function Participants and so that all Assessments of Compliance shall, in the determination of the Depositor, be satisfactory.

Within ten (10) calendar days of receipt of such Assessments of Compliance, the Securities Administrator shall confirm that the Assessments of Compliance, taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit N and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions.  None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.  The Custodian and any Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Assessments of Compliance in any given year that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year; provided, however, the Custodian shall deliver to the Depositor on or before March 15th of any such year in which the Custodian is not required to deliver an Assessment of Compliance with respect to any other transaction for which the Depositor is the depositor, a copy of the Assessment of Compliance for the preceding fiscal year prepared by the Custodian relating to the Custodian’s servicing platform with respect to asset-backed securities that are backed by assets of the type backing the Offered Certificates.

(b)  Each of the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall cause, and shall cause each Servicing Function Participant engaged by it to cause, on or before March 10th of each calendar year beginning in 2009 (provided that each of the Master Servicer, the Securities Administrator and the Custodian shall make its best efforts to deliver such report by March 10th, but will not be in default in its obligation to so deliver such report unless it is not delivered by March 15th), a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator, the Custodian or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (each, together with such similar report delivered by each Servicer as described in Section 3.21(c), an “Attestation Report”) to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such Attestation Report why it was unable to express such an opinion.  Each such related Attestation Report shall be made in accordance with Rules 1-02(a)(3) and 2-02(g) of the Commission’s Regulation S-X.  Such Attestation Reports must be available for general use and not contain restricted use language.  If requested by the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the Depositor’s registration statement on Form S-3 relating to the Offered Certificates and the Form 10-K for the Trust.

Within ten (10) calendar days of receipt of such Attestation Reports, the Securities Administrator shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions.  None of the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of such Attestation Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.  The Custodian and any Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Attestation Report in any given year that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year; provided, however, the Custodian shall deliver to the Depositor on or before March 15th of any such year in which the Custodian is required to deliver an Assessment of Compliance pursuant to the proviso in the last paragraph of Section 3.21(a), a copy of an attestation report relating to such Assessment of Compliance.

(c)  The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer an Assessment of Compliance and related Attestation Report within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement.  The Master Servicer shall include such Assessments of Compliance and Attestation Reports of the Servicers with its own Assessment of Compliance and related Attestation Report to be submitted pursuant to this Section 3.21.

(d)  In the event the Master Servicer, the Custodian or the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and each such party shall cause any Servicing Function Participant engaged by it to provide, an Assessment of Compliance pursuant to this Section 3.21, coupled with an Attestation Report as required in this Section 3.21 with respect to the period of time that the Master Servicer or the Securities Administrator was subject to this Agreement.

Section 3.22  Reports to the Commission.

(a)  The Securities Administrator and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust’s satisfying its reporting requirements under the Exchange Act.  Without limiting the generality of the foregoing, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, Form 10-D and Form 10-K required by the  Exchange Act and the rules and regulations of the Commission thereunder, and the Master Servicer shall sign such Forms on behalf of the Trust.  Notwithstanding the previous sentence, the Depositor shall file the Form 8-K in connection with the filing of this Agreement.

(b)  Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Securities Administrator shall file each Form 10-D with a copy of the Monthly Statement for such Distribution Date attached thereto.  Any disclosure in addition to the Monthly Statement for such Distribution Date that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit O hereto to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in this Section 3.22(b).

As set forth on Exhibit O hereto, within 5 calendar days after the related Distribution Date, (i) the parties described on Exhibit O shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form of Exhibit S and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Securities Administrator shall compile all such information provided to it in a Form 10-D prepared by it.  The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit O of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor and, upon request, to the Master Servicer for review.  Within 2 Business Days after receipt of such copy, the Depositor shall notify the Securities

Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D.  In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D.  A duly authorized officer of the Master Servicer shall sign each Form 10-D.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii).  Form 10-D requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.” The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that is has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to either question should be “no.”  The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator.  The signing party at the Master Servicer can be contacted at the address specified in Section 11.05.  Each party to this Agreement acknowledges that the performance by the Master Servicer and Securities Administrator of its duties under this Section 3.22(b) related to the timely preparation, arrangement for execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(b) and also contingent upon the Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-D Disclosure pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-D, where such failure results from the Master Servicer’s or the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(c)  On or prior to the 90th day after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2009, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement and the related Servicing Agreements:

(i)  a Compliance Statement for each Servicer, the Master Servicer and the Securities Administrator (each such party, together with the Custodian, a “Reporting Servicer”) as described under Section 3.20;

(ii)  (A) the Assessment of Compliance for each Reporting Servicer, as described under Section 3.21(a) and (c), and (B) if each Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included; provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any Assessment of Compliance described in this clause (ii) or Attestation Report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB;

(iii)  (A) the Attestation Report for each Reporting Servicer, as described under Section 3.21(b) and (c), and (B) if any Reporting Servicer’s Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included; and

(iv)  a Sarbanes-Oxley Certification, as described in Section 3.22(e).

Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit P to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in this Section 3.22(c).

As set forth on Exhibit P hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008, (i) the parties described in Exhibit P shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Additional Form 10-K Disclosure, together with an Additional Disclosure Notification in the form attached hereto as Exhibit S and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.  The Securities Administrator shall compile all such information provided to it in a Form 10-K prepared by it.  The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit P of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Master Servicer and Depositor for review.  Within three Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii).  Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.”  The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that is has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to either question should be “no.”  The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator.  The signing party at the Master Servicer can be contacted at the address specified in Section 11.05.  The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 3.22(c) related to the timely preparation, arrangement for execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(c), Section 3.22(e), Section 3.20 and Section 3.21 and is also contingent upon the Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-K Disclosure, any Compliance Statement and any Assessment of Compliance and Attestation Report pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer or Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)  Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K other than the initial Form 8-Ks filed in connection with the issuance of the Certificates (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit Q hereto to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information, or any Form 8-K, except as set forth in this Section 3.22(d).

As set forth on Exhibit Q hereto, no later than the end of business on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties described in Exhibit Q shall be required to provide to the Securities Administrator and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification in the form attached hereto as Exhibit S and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Securities Administrator shall compile all such information provided to it in a Form 8-K prepared by it.  The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit Q of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Master Servicer and Depositor for review.  No later than the close of business New York City time on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K.  In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K.  A duly authorized officer of the Master Servicer shall sign the Form 8-K.  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator.  The signing party at the Master Servicer can be contacted at the address specified in Section 11.05.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 3.22(d) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(d) and also contingent upon the Servicers, the Custodian and any Servicing

Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Form 8-K Disclosure Information pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(e)  Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”), exactly as set forth in Exhibit M attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act.  The Securities Administrator (if the Securities Administrator is not the same entity as the Master Servicer) shall provide, and shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 10th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, together with such similar certification delivered by each Servicer as described in Section 3.22(f), a “Back-up Certification”), in the form attached hereto as Exhibit R, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely.  The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust.  In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up Certification to the Certifying Person pursuant to this Section 3.22(e) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.  Notwithstanding the foregoing, (i) the Master Servicer and the Securities Administrator shall not be required to deliver a Back-Up Certification to each other if both are the same Person and the Master Servicer is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-Up Certification required to be furnished to it pursuant to this Section or any Servicing Agreement or Custodial Agreement.

(f)  Pursuant to the related Servicing Agreements, the Master Servicer shall enforce the obligation of each Servicer to provide the Back-up Certification required pursuant to each of the Servicing Agreements.

(g)  Upon any filing with the Commission prepared and filed by the Securities Administrator, the Securities Administrator shall make available to the Depositor a copy of any such executed report, statement or information.

(h)  (i)  The obligations set forth in paragraphs (a) through (h) of this Section shall only apply with respect to periods for which reports are required to be filed with respect to the

Trust under the Exchange Act.  On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, unless otherwise requested by the Depositor, the Securities Administrator shall prepare and file with the Commission a Form 15 Suspension Notification executed by the Master Servicer with respect to the Trust, with a copy to the Depositor.  At the beginning of the calendar year after the filing of a Form 15 Suspension Notification, if the Depositor or the Certificate Registrar determines that the number of Certificateholders of the Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, it shall promptly notify the Securities Administrator and the Securities Administrator shall recommence preparing and filing reports on Form 8-K, Form 10-D and Form 10-K as required pursuant to this Section and the then-current reporting requirements of the Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (h) of this Section.

(ii)  In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will immediately electronically notify the Depositor and the Master Servicer of such inability to make a timely filing with the Commission.  In the case of Form 10-D and Form 10-K, the Securities Administrator, the Master Servicer, the Trustee and the Depositor will cooperate to prepare and file a Form 12b-25 and a Form 10-D/A and Form 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended in connection with any Additional Form 10-D Disclosure (other than, in the case of Form 10-D, for the purpose of restating any Monthly Statement), Additional Form 10-K Disclosure or Form 8-K Disclosure Information, the Securities Administrator will notify the Depositor within one (1) calendar day of discovery and such other parties to the transaction as are affected by such amendment, and such parties will cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K or Form 10-D shall be signed by a duly authorized officer (and a senior officer with respect to the Form 10-K) of the Master Servicer.  The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their duties under this Section 3.22(h) related to the timely preparation, arrangement for execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section 3.22(h).  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, the Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(i)  Notwithstanding the provision of Section 11.01, this Section 3.22 may be amended without the consent of the Certificateholders.

ARTICLE IV

MASTER SERVICER’S CERTIFICATE

Section 4.01  Master Servicer’s Certificate.

Each month, on the 4th Business Day prior to the related Distribution Date (but in any event no later than one Business Day prior to the related Distribution Date), the Master Servicer shall deliver to the Securities Administrator, a Master Servicer’s Certificate based solely on the information provided by the Servicers (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator) certified by a Master Servicing Officer setting forth the information necessary in order for the Securities Administrator to perform its obligations under this Agreement.  The Securities Administrator may conclusively rely upon the information contained in a Master Servicer’s Certificate delivered by the Master Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.
ARTICLE V

PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION

Section 5.01  Distributions.

On each Distribution Date, based solely on the information in the Master Servicer’s Certificate, the Securities Administrator shall distribute or be deemed to distribute out of the Certificate Account, the Lower-Tier Certificate Sub-Account or the Upper-Tier Certificate Sub-Account, as applicable (to the extent funds are available therein), to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) by wire transfer, or if a Certificateholder has not provided the Securities Administrator with prior written wire transfer instructions for a bank or other depository institution having appropriate wire transfer facilities, by a check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or by such other means of payment as such Certificateholder and the

Securities Administrator shall agree upon, such Certificateholder’s Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

None of the Holders of any Class of Certificates, the Depositor, the Master Servicer, the Securities Administrator or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

Section 5.02 Priorities of Distributions on the Certificates.

(a) D istributions of Interest

On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) the Interest Remittance Amount and apply such amounts in the following order of priority and to the extent of such funds:

first, concurrently, to the Senior Certificates entitled to distributions of interest, pro rata, the Accrued Certificate Interest thereon for such Distribution Date;

second, concurrently, to the Senior Certificates entitled to distributions of interest, pro rata, the Interest Carryforward Amount thereon for such Distribution Date;

third, to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

fourth, to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

fifth, to the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

sixth to the Class M-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

seventh, to the Class M-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

eighth, to the Class M-6 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

ninth, to the Class M-7 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

tenth, to the Class M-8 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

eleventh, to the Class M-9 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

twelfth, the amount, if any, of the Interest Remittance Amount remaining after application with respect to the priorities set forth above will be applied as described below under Section 5.02(c) hereof.

(b)  Distributions of Principal

The Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) the Principal Distribution Amount and apply it in the following order of priority and to the extent of such funds:

With respect to each Distribution Date (a) before the Stepdown Date or (b) as to which a Trigger Event is in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Class Certificate Balances of the Certificates in the following order of priority:

first, to the Class A-R Certificate, until the Class Certificate Balance thereof has been reduced to zero;

second, concurrently, to the Class A-1 and Class A-2 Certificates, pro rata, until the Class Certificate Balances thereof have been reduced to zero;

third, to the Class M-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

fourth, to the Class M-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

fifth, to the Class M-3 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

sixth, to the Class M-4 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

seventh, to the Class M-5 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

eighth, to the Class M-6 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

ninth, to the Class M-7 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

tenth, to the Class M-8 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

eleventh, to the Class M-9 Certificates, until the Class Certificate Balance thereof has been reduced to zero; and

twelfth, any remaining Principal Distribution Amount will be distributed as described below in Section 5.02(c) hereof.

With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Class Certificate Balances of the Certificates in the following order of priority:

first, to the Class A-R Certificate, the Senior Principal Distribution Amount until the Class Certificate Balance thereof has been reduced to zero;

second, concurrently, to the Class A-1 and Class A-2 Certificates, pro rata, the Senior Principal Distribution Amount until the Class Certificate Balances thereof have been reduced to zero;

third, to the Class M-1 Certificates, up to the Class M-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

fourth, to the Class M-2 Certificates, up to the Class M-2 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

fifth, to the Class M-3 Certificates, up to the Class M-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

sixth, to the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

seventh, to the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

eighth, to the Class M-6 Certificates, up to the Class M-6 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

ninth, to the Class M-7 Certificates, up to the Class M-7 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

tenth, to the Class M-8 Certificates, up to the Class M-8 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

eleventh, to the Class M-9 Certificates, up to the Class M-9 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero; and

twelfth, any remaining Principal Distribution Amount will be distributed as described in Section 5.02(c) hereof.

Notwithstanding the foregoing, on or after the Distribution Date on which the aggregate Class Certificate Balance of the Mezzanine Certificates has been reduced to zero and there is no Overcollateralization Amount, all principal distributions to the Senior Certificates shall be distributed concurrently on a pro rata basis, based on the Class Certificate Balance of each such Class, until the Class Certificate Balance of each such Class has been reduced to zero.

(c)  Distribution of Monthly Excess Cashflow Amounts

On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed, to the extent available, in the following order of priority on such Distribution Date:

first, concurrently, to the Classes of Senior Certificates entitled to distributions of interest, pro rata, any remaining Accrued Certificate Interest for each such Class for such Distribution Date;

second, concurrently, to the Classes of Senior Certificates entitled to distributions of interest, pro rata, any Interest Carryforward Amount for each such Class for such Distribution Date;

third, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, (i) first to pay any remaining Accrued Certificate Interest for such Classes for such Distribution Date and (ii) then to pay any remaining Interest Carryforward Amount for such Classes for such Distribution Date;

fourth, from amounts otherwise distributable to the Class CE Certificates, to the Cap Carryover Reserve Account to pay Cap Carryover Amounts, first, concurrently, to the Senior Certificates, pro rata, based on Cap Carryover Amounts for each such Class, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, any Cap Carryover Amounts for each such Class;

fifth, concurrently, to the Senior Certificates, any Realized Loss Amortization Amounts for such Classes for such Distribution Date, pro rata, based upon Unpaid Realized Loss Amounts for each such Class;

sixth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, any Realized Loss Amortization Amount for such Classes for such Distribution Date;

seventh, to the Class CE Certificates, up to the Class CE Distributable Amount; and

eighth, on the Distribution Date in April 2013 (or the final Distribution Date, if earlier), to the holders of the Class P Certificates, $100.00 in reduction of the Class Certificate Balance of such Class.

On each Distribution Date, there shall be distributed to the Holder of the Class A-R Certificate (in respect of the Class UR Interest), any amounts remaining in the Certificate Account for such date after the application pursuant to Sections 5.02(a), 5.02(b) and 5.02(c).

(d)  On each Distribution Date, the Securities Administrator shall withdraw any amounts then on deposit in the Certificate Account that represent Prepayment Charges, Originator Prepayment Charge Payment Amounts or Servicer Prepayment Charge Payment Amounts in connection with a Principal Prepayment of any Mortgage Loan and shall distribute such amounts to the Holders of the Class P Certificates.  Such distributions shall not be applied to reduce the Class Certificate Balance of the Class P Certificates.

(e)  On each Distribution Date, Unpaid Realized Loss Amounts on the Certificates will be reduced by the amount of any Recoveries relating to the Mortgage Loans received during the related Prepayment Period in the same order as Realized Loss Amortization Amounts are paid to the Certificates pursuant to Section 5.02(c) above.

(f)  Any amounts distributed to the Senior Certificates and the Mezzanine Certificates in respect of interest pursuant to Section 5.02(c) priority fourth which constitute Cap Carryover Amounts shall first be deemed distributed by the Upper-Tier REMIC as a distribution with respect to the Class CE Upper-Tier Regular Interest, and then distributed to the Senior Certificates and Mezzanine Certificates as payments on notional principal contracts in the nature of cap contracts.  Any remaining amount with respect to the Class CE Certificates shall be treated as having been distributed to the Holders of the Class CE Certificates.

(g)  Distributions on the Uncertificated Lower-Tier Interests.  On each Distribution Date, the Securities Administrator shall be deemed to cause in the following order of priority, the following amounts to be distributed to the Upper-Tier REMIC on account of the Uncertificated Lower-Tier Regular Interests (such amount, the “Lower-Tier Distribution Amount”) or withdrawn from the Certificate Account and distributed to the Holder of the Class A-R Certificate (in respect of the Class LR Interest), as the case may be:

(i)  to Holders of the Class LT-AA Interest, the Lower-Tier Corresponding Marker Interests, the Class LT-P Interest, the Class LT-AR Interest and the Class LT-ZZ Interest, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of the Class LT-ZZ Interest shall be reduced and deferred when the Lower-Tier REMIC Overcollateralized Amount is less than the Lower-Tier REMIC Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum LT-ZZ Uncertificated Accrued Interest Deferral Amount and such amount will be payable to the Holders of the Lower-Tier Corresponding Marker Interests, in the same proportion as the Overcollateralization Deficiency is allocated to the Corresponding Classes and the Uncertificated Balance of the Class LT-ZZ Interest shall be increased by such amount;

(ii)  to the Holders of the Uncertificated Lower-Tier Interests, in an amount equal to the remainder of the Interest Remittance Amount and Principal Remittance Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

(1)  to the Class LT-AA Interest, the Class LT-P Interest and the Class LT-AR Interest, 98.00% of such remainder, until the Uncertificated Balance of such Uncertificated Lower-Tier Interest is reduced to zero; provided, however, that the Class LT-P Interest shall not be reduced until the Distribution Date immediately following the expiration of the latest Prepayment Charge or any Distribution Date thereafter, at which point such amount shall be distributed to the Class LT-P Interest, until $100 has been distributed pursuant to this clause;

(2)  2.00% of such remainder, first, to the Lower-Tier Corresponding Marker Interests, 1.00% of and in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Balances of such Uncertificated Lower-Tier Interests are reduced to zero; then second, to the Class LT-ZZ Interest, until the Uncertificated Balance of such Uncertificated Lower-Tier Interest is reduced to zero;

(3)  any remaining amount to the Holder of the Class A-R Certificate (in respect of the Class LR Interest);

provided, however, that (i) 98.00% and (ii) 2.00% of any principal payments that are attributable to an Overcollateralization Release Amount shall be allocated to (i) the Class LT-AA Interest, the Class LT-P Interest and the Class LT-AR Interest and (ii) the Class LT-ZZ Interest, respectively; provided that the Class LT-P Interest shall not be reduced until the Distribution Date immediately following the expiration of the latest Prepayment Charge or any Distribution Date thereafter, at which point such amount shall be distributed to the Class LT-P Interest, until $100 has been distributed pursuant to this clause.

(iii)  On each Distribution Date, all amounts representing Prepayment Charges in respect of the Mortgage Loans during the related Prepayment Period will be distributed to the Holders of the Class LT-P Interest.  Such amount shall not reduce the Uncertificated Balance of the Class LT-P Interest.

(h)  Distributions on the Upper-Tier Interests.  On each Distribution Date, all amounts representing Prepayment Charges deemed distributed on the Class LT-P Interest shall be deemed distributed by the Upper-Tier REMIC in respect of the Class P Upper-Tier Interest.  Such amount shall not reduce the Uncertificated Balance of the Class P Upper-Tier Interest.  Other amounts deemed distributed by the Lower-Tier REMIC to the Upper-Tier REMIC shall be deemed distributed with respect to Upper-Tier Interests so as to (i) pay the Uncertificated Accrued Interest on such Upper-Tier Interest plus any amounts in respect thereof remaining unpaid from previous Distribution Dates and (ii) reduce the Uncertificated Balance or Notional Amount of each such Upper-Tier Interest to the extent necessary so that it equals the Class Certificate Balance or Notional Amount of the Corresponding Class of Certificates.  Any remaining amounts will be deemed distributed with respect to the Class UR Interest.

(i)  Allocation of Losses on the Uncertificated Lower-Tier Interests and the Upper-Tier Interests.  The Securities Administrator shall be deemed to cause the following allocation of losses:

(i)  (a)     For purposes of calculating the amount of Uncertificated Accrued Interest for the Uncertificated Lower-Tier Interests, the aggregate amount of any Relief Act Reductions incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to (i) the Class LT-AA Interest, the Class LT-P Interest and the Class LT-AR Interest and (ii) the Class LT-ZZ Interest up to an aggregate amount equal to the Lower-Tier REMIC Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among the Class LT-AA Interest, the Lower-Tier Corresponding Marker Interests and the Class LT-ZZ Interest, pro rata based on, and to the extent of, one month’s interest at the then applicable respective Uncertificated Lower-Tier REMIC Pass-Through Rate on the respective Uncertificated Balance of each such Uncertificated Lower-Tier Interest.

(b)    The aggregate amount of any Relief Act Reductions incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated to the Upper-Tier Interests pro rata based on, and to the extent of, the Uncertificated Accrued Interest for such Upper-Tier Interest for such Distribution Date.

(ii)  (a)    All Realized Losses on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date to the following Uncertificated Lower-Tier Interests in the specified percentages, as follows:  first, to Uncertificated Accrued Interest payable to (i) the Class LT-AA Interest, the Class LT-P Interest and the Class LT-AR Interest and (ii) the Class LT-ZZ Interest up to an aggregate amount equal to the Lower-Tier REMIC Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of the Class LT-AA Interest and the Class LT-ZZ Interest up to an aggregate amount equal to the Lower-Tier REMIC Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-M9 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class LT-M9 has been reduced to zero; fourth, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-M8 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class LT-M8 has been reduced to zero; fifth, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-M7 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class LT-M7 has been reduced to zero; sixth, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-M6 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class LT-M6 has been reduced to zero; seventh, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-M5 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class LT-M5 has been reduced to zero; eighth, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-M4 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class LT-M4 has been reduced to zero; nineth, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-M3 Interest and the Class LT-ZZ Interest, 98%, 1%

and 1%, respectively, until the Uncertificated Balance of the Class LT-M3 has been reduced to zero; tenth, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-M2 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class LT-M2 has been reduced to zero; eleventh, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-M1 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class LT-M1 has been reduced to zero; and twelfth, concurrently, (I) up to the amount of any Applied Realized Loss Amount allocated to the Class A-1 Certificates, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-A1 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the LT-A1 Interest is reduced to zero; (II) up to the amount of any Applied Realized Loss Amount allocated to the Class A-2 Certificates, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-A2 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the LT-A2 Interest is reduced to zero; provided, however, notwithstanding the foregoing, for so long as the Class A-2 Certificates are outstanding, amounts equal to Applied Realized Loss Amounts for the Class A-1 Certificates will not be allocated to the Corresponding Uncertificated Lower-Tier Regular Interests, but instead will be allocated to the Class LT-A2 Interest in the manner provided in (II) above.

(b)      All Realized Losses on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date to the Upper-Tier Interests such that the Uncertificated Balance or Notional Amount of each such Upper-Tier Interest equals the Class Certificate Balance or Notional Amount of the corresponding Class of Certificates.

(j)  Notwithstanding anything to the contrary contained herein, the above distributions in Sections 5.02(g) through (j) (other than on the Certificates) are deemed distributions, and distributions of funds from the Certificate Account shall be made only in accordance with Sections 5.02(a) through (f) hereof.

Section 5.03  Allocation of Losses.

(a)  No later than four (4) Business Days prior to the related Distribution Date, the Master Servicer shall inform the Securities Administrator with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans.  Based on such information, the Securities Administrator shall determine the total amount of Realized Losses on the Mortgage Loans with respect to the related Distribution Date.  Realized Losses shall be allocated to the Certificates by a reduction in the Class Certificate Balances of the designated Classes pursuant to Section 5.03(b).

(b)  Any Applied Realized Loss Amount for a Distribution Date will be allocated in reduction of the Class Certificate Balances of the Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2, Class M-1, Class A-2 and Class A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero.  No Applied Realized Loss Amounts will be allocated to the Class A-R Certificate.

Notwithstanding any other provision of this Section 5.03(b), no Class Certificate Balance of a Class of Certificates will be increased on any Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates.

Section 5.04  Statements to Certificateholders.

(a)  Prior to the Distribution Date in each month, based upon the information provided to the Securities Administrator on the Master Servicer’s Certificate delivered to the Securities Administrator pursuant to Section 4.01, the Securities Administrator shall determine the following information with respect to the Certificates and such Distribution Date:

(i)  the actual Distribution Date, the Record Date and the Interest Accrual Period for each Class of Certificates for such Distribution Date;

(ii)  if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

(iii)  the Class Certificate Balance of each Class of Certificates before and after giving effect to the distribution of principal on such Distribution Date;

(iv)  the amount of the Administrative Fees paid to or retained by the Servicers with respect to the Mortgage Loans and such Distribution Date;

(v)  the Pass-Through Rate and Certificate Interest Rate for each such Class of Certificates with respect to such Distribution Date;

(vi)  the amount of Periodic Advances with respect to the Mortgage Loans included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding with respect to the Mortgage Loans as of the close of business on the Determination Date immediately preceding such Distribution Date;

(vii)  the number and aggregate principal amounts of the Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy) 31 to 60 days, 61 to 90 days and 91 or more days, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

(viii)  with respect to any Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregate Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition of the REO Properties;

(ix)  the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

(x)  the aggregate amount of Realized Losses with respect to the Mortgage Loans and Applied Realized Loss Amounts incurred during the related Collection Period separately identifying any reduction thereof due to the allocations of Applied Realized Loss Amounts;

(xi)  the Reimbursement Amount;

(xii)  the amount of Recoveries;

(xiii)  any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom such payments were made;

(xiv)  any material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments since the previous Distribution Date;

(xv)  for the Mortgage Loans, the number and aggregate Stated Principal Balance, the weighted average Mortgage Interest Rate and the weighted average remaining term, each as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xvi)  unless such information is otherwise set forth in the Form 10-D relating to such Distribution Date and provided that the Securities Administrator is reasonably able to include such information in the statement, any material breaches of representations and warranties relating to the Mortgage Loans and any material breaches of covenants hereunder;

(xvii)  unless such information is otherwise set forth in the Form 10-D relating to such Distribution Date and provided that the Securities Administrator is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Securities Administrator has knowledge or has received written notice;

(xviii)  the Accrued Certificate Interest in respect of each Class of Certificates for such Distribution Date and any related Cap Carryover Amounts, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

(xix)  the Cap Carryover Amounts distributed on such Distribution Date, the amounts remaining after giving effect to distributions thereof on such Distribution Date, the amount of all Cap Carryover Amounts covered by withdrawals from the Cap Carryover Reserve Account on such Distribution Date;

(xx)  whether a Trigger Event has occurred and is continuing, and the cumulative Realized Losses as a percentage of the Cut-off Date Principal Balance;

(xxi)  the Overcollateralization Amount, the Overcollateralization Release Amount, the Overcollateralization Deficiency and the Targeted Overcollateralization Amount as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for such Distribution Date;

(xxii)  the Principal Remittance Amount and the Interest Remittance Amount;

(xxiii)  the aggregate amount of Prepayment Charges, Servicer Prepayment Charge Payment Amounts and Originator Prepayment Charge Payment Amounts collected or paid with respect to the Mortgage Loans during the related Prepayment Period and the amounts thereof allocable to the Class P Certificates;

(xxiv)  to the extent of the data available to the Securities Administrator, the number and percentage (by aggregate Stated Principal Balance) of Mortgage Loans that were the subject of a Servicer Modification since the previous Distribution Date;

(xxv)  to the extent of the data available to the Securities Administrator, the number and percentage (by aggregate Cut-off Date Principal Balance) of Mortgage Loans that were the subject of a Servicer Modification since the Closing Date;

(xxvi)  to the extent of the data available to the Securities Administrator, the aggregate amount of principal forgiveness as a result of a Servicer Modification since the previous Distribution Date;

(xxvii)  to the extent of the data available to the Securities Administrator, the aggregate amount of principal forgiven in connection with any Servicer Modifications since the Closing Date;

(xxviii)  to the extent of the data available to the Securities Administrator, the percentage (by aggregate Stated Principal Balance) of Mortgage Loans that were the subject of a Servicer Modification within twelve months prior to the previous Distribution Date and are delinquent 60 days or more (averaged over the preceding six-month period);

(xxix)  to the extent of the data available to the Securities Administrator, a statement as to the delinquency status of Mortgage Loans that were the subject of a Servicer Modification since the Closing Date;

(xxx)  to the extent of the data available to the Securities Administrator, the date of the most recent Servicer Modification; and

(xxxi)  to the extent of the data available to the Securities Administrator, with respect to Mortgage Loans that were the subject of a Servicer Modification, the Mortgage Interest Rate prior to such Servicer Modification and the Mortgage Interest Rate subsequent to such Servicer Modification.

For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called “MBA” methodology for determining delinquencies on mortgage loans similar to the Mortgage Loans.  By way of example, a Mortgage Loan would be delinquent with respect to a Monthly Payment due on a Due Date if such Monthly Payment is not made by the close of business on the day immediately preceding such Mortgage Loan’s next succeeding Due Date, and a Mortgage Loan would be more than 30-days delinquent with respect to such Monthly Payment if such Monthly Payment were not made by the close of business on the day immediately preceding such Mortgage Loan’s second succeeding Due Date.

(b)  No later than each Distribution Date, the Securities Administrator, based upon information supplied to it on the Master Servicer’s Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the Master Servicer, a single statement setting forth the information set forth in Section 5.04(a) (a “Monthly Statement”).

On each Distribution Date, the Securities Administrator shall prepare and furnish to S&P at servicer_reports@sandp.com and each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Securities Administrator, the Financial Market Service and the Depositor, the information contained in the Master Servicer’s Certificate described in Section 4.01 for such Distribution Date.

The Securities Administrator will make the Monthly Statement to Certificateholders (and, at its option, any additional files containing the same or additional information in an alternative format) available each month to Certificateholders, the NIMS Insurer and other parties to this Agreement via the Securities Administrator’s Internet website.  The Securities Administrator’s Internet website shall initially be located at www.etrustee.net.  Assistance in using the website can be obtained by calling the Securities Administrator at (312) 992-5850.  Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The Securities Administrator shall have the right to change the way the Monthly Statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to the NIMS Insurer and each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (iii) and (xviii) of Section 5.04(a), aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in force.

The Securities Administrator shall deliver to the Holders of Certificates any reports or information the Securities Administrator is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Securities Administrator shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Securities Administrator deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Securities Administrator), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders’ gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC’s assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Securities Administrator in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC created hereunder, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Securities Administrator periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor’s initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

Section 5.05  Tax Returns and Reports to Certificateholders.

(a)  For federal income tax purposes, each REMIC created hereunder shall have a taxable year ending on December 31st and shall maintain its books on the accrual method of accounting.

(b)  The Securities Administrator shall prepare or cause to be prepared, shall execute or cause to be executed by such Person as is required by the Code, Treasury Regulations or state or local tax laws, regulations or rules and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax and information returns for each taxable year with respect to each REMIC created hereunder containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC created hereunder and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby.  The Master Servicer shall provide on a timely basis to the Securities Administrator or its designee such information with respect to the assets of the Trust Estate as is in its possession and reasonably required by the Securities Administrator to enable it to perform its obligations under this Article V.  Within 30 days of the Closing Date, the Securities Administrator shall obtain for each REMIC created hereunder a taxpayer identification number on Form SS-4 and any similarly required state or local forms or as otherwise permitted by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 and any similarly required state or local forms or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations.  Such federal, state, or local income tax and information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

(c)  In the first federal income tax return (and any similar required state or local income tax returns) of each REMIC created hereunder for its short taxable year ending

December 31, 2008, REMIC status shall be elected for such taxable year and all succeeding taxable years.

(d)  The Securities Administrator will maintain or cause to be maintained such records relating to each REMIC created hereunder, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

Section 5.06  Tax Matters Person.

The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a “tax matters partner” under Subchapter C of Chapter 63 of Subtitle F of the Code.  The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.  By its acceptance of the Class A-R Certificate, such Holder irrevocably appoints the Securities Administrator as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

Section 5.07  Rights of the Tax Matters Person in Respect of the Securities Administrator.

The Securities Administrator shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties.  Upon request, the Securities Administrator shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available.  The Securities Administrator shall make available to the Tax Matters Person such books, documents or records relating to the Securities Administrator’s services hereunder as the Tax Matters Person shall reasonably request.  The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and is not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

Section 5.08  REMIC and Grantor Trust Related Covenants.

For as long as any REMIC created hereunder shall exist, the Trustee, the Securities Administrator, the Depositor and the Master Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and each grantor trust created hereunder as a “grantor trust” within the meaning of the Code and related regulations and avoid the imposition of tax on any REMIC or grantor trust created hereunder.  In particular:

(a)  Neither the Securities Administrator nor the Trustee shall create, or permit the creation of, any “interests” in any REMIC created hereunder within the meaning of Code Section 860D(a)(2) other than the interests represented by the Residual Certificate, the Upper-Tier Regular Interests and the Uncertificated Lower-Tier Interests.

(b)  Except as otherwise provided in the Code, (i) the Depositor and the Master Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either “qualified mortgages” or “permitted investments” as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed, or deemed contributed, to any REMIC created hereunder after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC created hereunder after the start-up day of such REMIC imposed by Code Section 860G(d).

(c)  Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee shall accept on behalf of any REMIC created hereunder any fee or other compensation for services and none of the Securities Administrator, the Trustee or the Master Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

(d)  Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee shall sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02 or 2.04), unless such sale is pursuant to a “qualified liquidation” of the applicable REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

(e)  The Securities Administrator shall maintain books with respect to the Trust and each REMIC created hereunder on a calendar year taxable year basis and on an accrual basis.

(f)  None of the Master Servicer, the Securities Administrator or the Trustee shall engage in a “prohibited transaction” (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the Depositor, the Securities Administrator may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the Master Servicer shall have delivered to the Securities Administrator an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Master Servicer shall have demonstrated to the satisfaction of the Securities Administrator that such action will not adversely affect the rights of the Holders of the Certificates and the Securities Administrator and that such action will not adversely impact the rating of the Certificates.  None of the Master Servicer, the Securities Administrator, the Trustee or any Servicer shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Interest Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the Stated Principal Balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on “prohibited transactions” or “contributions” pursuant to the REMIC Provisions.  Further, none of the Master Servicer, the Securities Administrator, the Trustee or any Servicer shall permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G 2(b) of the Treasury regulations and (y) cause any REMIC constituting part of the Trust Estate to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions” after the Start-up Day under the REMIC Provisions.

Section 5.09  [Reserved].

Section 5.10  Master Servicer, Securities Administrator and Trustee Indemnification.

(a)  In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence, including, without limitation, any reasonable attorneys’ fees imposed on or incurred as a result of a breach of the Trustee’s or any co-trustee’s covenants.

(b)  In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Master Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Master Servicer, the Master Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys’ fees imposed on or incurred as a result of a breach of the Master Servicer’s covenants.

(c)  In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Securities Administrator of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Securities Administrator, the Securities Administrator shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys’ fees imposed on or incurred as a result of a breach of the Securities Administrator’s covenants.

Section 5.11  Grantor Trust Administration.

(a)  The Trustee and the Securities Administrator shall treat the portions of the Trust consisting of the Cap Carryover Reserve Account and rights and obligations with respect thereto as the Class CE Grantor Trust and provisions of this Agreement shall be interpreted consistently with this treatment.

(b)  On each Distribution Date, the Securities Administrator shall be deemed to deposit all distributions in respect of the Cap Carryover Reserve Account in the Class CE Grantor Trust, and shall immediately distribute such amounts as provided in Section 5.02(c).

(c)  The Securities Administrator and the Trustee shall account for the Class CE Grantor Trust and the assets and rights and obligations with respect thereto as, for federal income tax purposes, a grantor trust as described in Subpart E of Part I of Subchapter J of the Code and Treasury Regulation §301.7701-4(c)(2) and not as assets of any REMIC created pursuant to this Agreement. The Securities Administrator shall apply for a taxpayer identification number for the grantor trust on IRS Form SS-4 and any similarly required state or local forms for the Class CE Grantor Trust. The Securities Administrator shall furnish or caused to be furnished to the Holders of the Class CE Certificates and shall file or cause to be filed such forms as may be required by the Code and regulations promulgated thereunder and any similar state or local laws with respect to the allocable shares of income and expenses with respect to the assets of the grantor trust at the time and in the manner required by the Code and regulations promulgated thereunder and any similar state or local laws. The Securities Administrator shall sign any forms required above.

(d)  The Securities Administrator, in its discretion, will report required WHFIT information using either the cash or accrual method, except to the extent the WHFIT Regulations specifically require a different method.  The Securities Administrator will be under no obligation to determine whether any Certificateholder or other beneficial owner of a Certificate uses the cash or accrual method.  The Securities Administrator will make available information as required by the WHFIT Regulations to Certificateholders annually.  In addition, the Securities Administrator will not be responsible or liable for providing subsequently amended, revised or updated information to any certificate holder, unless requested by the Certificateholder.

(e)  The Securities Administrator shall not be liable for failure to meet the reporting requirements of the WHFIT Regulations nor for any penalties thereunder if such failure is due to: (i) the lack of reasonably necessary information being provided to the Securities Administrator, (ii) incomplete, inaccurate or untimely information being provided to the Securities Administrator or (iii) the inability of the Securities Administrator, after good faith efforts, to alter its existing information reporting systems to capture information necessary to fully comply with the WHFIT Regulations for the 2008 calendar year.  Absent receipt of information regarding any sale of Certificates, including the price, amount of proceeds and date of sale from the beneficial owner thereof, the Depositor and the Securities Administrator may assume there is no secondary market trading of WHFIT interests.

(f)  To the extent required by the WHFIT Regulations, the Securities Administrator will use reasonable efforts to publish on an appropriate website the CUSIPs for the Certificates that represent ownership of a WHFIT.  The CUSIPs so published will represent the Rule 144A CUSIPs.  The Securities Administrator will make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIPs have been received.  The Securities Administrator will not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

ARTICLE VI

THE CERTIFICATES

Section 6.01  The Certificates.

The Classes of Certificates shall be substantially in the forms attached hereto as Exhibits A-AR, A-A1, A-A2, B-M1, B-M2, B-M3, B-M4, B-M5, B-M6, B-M7, B-M8, B-M9, B-CE, B-P and C (reverse of all Certificates) and shall, on original issue, be executed by the Securities Administrator and shall be authenticated and delivered by the Securities Administrator to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01.  The Classes of Certificates (other than the Class CE Certificates) shall be available to investors in minimum Denominations and integral multiples in excess thereof set forth in the Preliminary Statement.  The minimum denomination for the Class CE Certificates shall be a 10% Percentage Interest in such Class. The Class A-1 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository’s instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form; provided, however, a Holder of 100% Percentage Interest in the Class A-2 Certificates or any Class of Mezzanine Certificates may request that the Securities Administrator exchange their Definitive Certificates for Book-Entry Certificates.

The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer or signatory.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

Section 6.02  Registration of Transfer and Exchange of Certificates.

(a)  The Securities Administrator shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Securities Administrator is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Securities Administrator shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

(b)  At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations or Percentage Interests of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the Securities Administrator shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

(c)  (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Securities Administrator shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

(ii)  All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

(iii)  If the Depository advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Securities Administrator or the Depositor is unable to locate a qualified successor, the Securities Administrator shall notify all Certificate Owners through the Depository of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the “Definitive Certificates”) to such Certificate Owners requesting the same.  Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates.  None of the Master Servicer, the Depositor, the Securities Administrator or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions.  The

Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates.  Upon the issuance of Definitive Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(d)  No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer (other than in connection with the initial transfer of any such Certificate by the Depositor to an Affiliate of the Depositor or, in the case of the Class A-R Certificate, the first transfer by an Affiliate of the Depositor (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached hereto as Exhibit G-2, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both.  The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A.  The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.  For purposes of clause (ii) of this Section 6.02(d) the representations required in any transferor certificate (substantially in the form of Exhibit G-1 hereto) and any investment letter (substantially in the form of Exhibit G-2 hereto) shall be deemed to have made in connection with the transfer of any Private Certificate that is a Book-Entry Certificate.

(e)  No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached hereto as Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of any ERISA Restricted Certificate (other than the Class A-R Certificate) presented for registration in the name of an employee benefit plan or arrangement, subject to Title I of ERISA or Section 4975 of the Code, or a Person acting on behalf of or using assets of any such employee benefit plan or arrangement (collectively, a “Plan”) an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such ERISA Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust, the Securities Administrator, the Depositor, the Trustee or the Master Servicer.  In the case of an ERISA Restricted Certificate that is a Book Entry Certificate, for purposes of clause (i) of the preceding sentence, a transferee will be deemed to have made one of the representations set forth in Exhibit H by the acceptance by a Certificate Owner of a Book-Entry Certificate of the beneficial interest in any such Class of ERISA-Restricted Certificates, unless the Securities Administrator shall have received from the transferee an alternative representation or Opinion of Counsel acceptable in form and substance to the Securities Administrator.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate in definitive form to a Plan without the delivery to the Securities Administrator of a properly completed representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions.  The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

(f)  Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)  Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

(ii)  No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

(iii)  In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form attached hereto as

Exhibit I from the proposed transferee and a certificate substantially in the form attached hereto as Exhibit T.

(iv)  Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

(v)  No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

(vi)  Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee.  If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate.  The Securities Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02.  The Securities Administrator shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate.  Any such distributions so recovered by the Securities Administrator shall be distributed and delivered by the Securities Administrator to the prior Holder of such Residual Certificate that is a Permitted Transferee.

(vii)  If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.  The expenses of the Securities Administrator under this clause (vii) shall be reimbursable by the Trust.

(viii)  No Ownership Interest in a Residual Certificate shall be acquired by a Plan.

(g)  No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)  All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Securities Administrator, the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding.  Upon the issuance of any new Certificate under this Section, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar) connected therewith.  Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 6.04  Persons Deemed Owners.

Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar, the NIMS Insurer or any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the NIMS Insurer or the Certificate Registrar shall be affected by notice to the contrary.

ARTICLE VII

THE DEPOSITOR AND THE MASTER SERVICER

Section 7.01  Respective Liabilities of the Depositor and the Master Servicer.

The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein.  By way of illustration and not limitation, the Depositor is not liable for the master servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 7.02  Merger or Consolidation of the Depositor or the Master Servicer.

The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac.

In connection with the succession to the Master Servicer under this Agreement by any Person (i) into which the Master Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Master Servicer, the Master Servicer shall notify the Depositor and the Securities Administrator of any such merger or consolidation at least two (2) Business Days prior to the effect of such succession or appointment and shall furnish to the Depositor and the Securities Administrator in writing and in form and substance reasonably satisfactory to the Depositor and the Securities Administrator, all information reasonably necessary for the Securities Administrator to accurately and timely report, pursuant to Section 3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

Section 7.03  Limitation on Liability of the Depositor, the Master Servicer and Others.

None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or of the Master Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  Neither of the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Master Servicer shall each be entitled to be reimbursed therefor out of amounts attributable to the applicable Mortgage Loans on deposit in the Master Servicer Custodial Account, as provided by Section 3.11.

Section 7.04  Depositor and Master Servicer Not to Resign.

Subject to the provisions of Section 7.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law.  Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Securities Administrator.  No such resignation by the Master Servicer shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer’s responsibilities and obligations in accordance with Section 8.05 hereof.

ARTICLE VIII

DEFAULT

Section 8.01  Events of Default.

If any one of the following events (“Events of Default”) shall occur and be continuing:

(a)  any failure by the Master Servicer to remit amounts to the Securities Administrator for deposit into the Certificate Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied by 12:00 P.M. New York time on the related Distribution Date; or

(b)  failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee, the NIMS Insurer or the Depositor, or to the Master Servicer, the Depositor, the Securities Administrator, the NIMS Insurer and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

(c)  the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master Servicer, or for the winding up or liquidation of the Master Servicer’s affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(d)  the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(e)  failure by the Master Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22; or

(f)  failure by the Master Servicer to make a Periodic Advance required to be made by it pursuant to Section 3.19 by 5:00 P.M. New York time on the Business Day preceding the related Distribution Date.

then, (i) in the case of Event of Default described in clauses (a) through (e) hereof, so long as such Event of Default is actually known by a Responsible Officer of the Trustee or the Depositor

and shall not have been remedied by the Master Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Master Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Master Servicer under this Agreement and (ii) in the case of an Event of Default described in clause (f) hereof, so long as such event is known by a Responsible Officer of the Trustee, the Trustee shall be obligated to make such Periodic Advance and then, so long as such Event of Default shall not have been remedied by 5:00 P.M. New York time on the related Distribution Date (including the reimbursement to the Trustee by the Master Servicer, with interest thereon at the Prime Rate (as set forth in The Wall Street Journal), for any Periodic Advance made), the Trustee may, by notice given in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement.  On or after the receipt by the Master Servicer of such written notice and subject to Section 8.05, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01 and Section 8.05, unless and until such time as the Trustee shall appoint a successor Master Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the applicable Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the applicable Mortgage Loans to it. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Master Servicer Custodial Account or thereafter received by the Master Servicer with respect to the Mortgage Loans.  Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.  All costs and expenses (including attorneys’ fees) incurred in connection with transferring the master servicing data and information to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 8.01 shall be paid by the predecessor Master Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer).  Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination, subject to the terms and conditions of this Agreement.

Section 8.02  Remedies of Trustee.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 8.03  Directions by Certificateholders and Duties of Trustee During Event of Default.

During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

Section 8.04  Action upon Certain Failures of the Master Servicer and upon Event of Default.

In the event that a Responsible Officer of the Securities Administrator or Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Securities Administrator or Trustee, as the case may be, shall give notice thereof to the Master Servicer.  If a Responsible Officer of the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Securities Administrator and the Securities Administrator shall give prompt written notice thereof to the Certificateholders in accordance with Section 8.01.

Section 8.05  Trustee to Act; Appointment of Successor.

(a)  Within 90 days of the time the Master Servicer (and the Trustee if such notice of termination is delivered by the Depositor) receives a notice of termination pursuant to Section 8.01, the Trustee (or other named successor) shall, subject to Section 3.07, be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to Section 3.07. Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Master Servicer, immediately will assume all of the obligations of the Master Servicer to make advances (including, without limitation, Advances pursuant to Section 3.19) under this Agreement, (ii) the Trustee, in its capacity as successor Master Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee (a) acting in its capacity as successor to the Master Servicer in its obligation to make advances (including Advances pursuant to Section 3.19) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Master Servicer or any acts or omissions of the predecessor Master Servicer hereunder, (c) to be obligated to make Advances if it is prohibited from doing so by applicable law, (d) to be obligated to effectuate repurchases or substitutions of the Mortgage Loans hereunder or (e) to be obligated to perform any obligation of the Master Servicer under Section 3.20, Section 3.21 or Section 3.22 with respect to any period of time during which the Trustee was not the Master Servicer.  Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Master Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Master Servicer as reimbursement for Advances previously made or amounts previously expended and are otherwise reimbursable hereunder.  Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that any such institution appointed as a successor Master Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Master Servicer.  The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer, nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by the Master Servicer of any of its representations or warranties contained herein or in any related document or agreement.  Pending appointment of a successor to a terminated Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  All Master Servicing Transfer Costs shall be paid by the predecessor Master Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer) upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Master Servicer or the Trustee (in which case the successor Master Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

(b)  In connection with the appointment of a successor Master Servicer or the assumption of the duties of the Master Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree; provided, however, that such compensation shall not exceed the compensation of the Master Servicer being replaced.

(c)  Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.03.

(d)  The predecessor Master Servicer and successor Master Servicer shall notify the Depositor, the Securities Administrator and Trustee of any such appointment at least two (2) Business Days prior to the effective date thereof and shall provide the Depositor and the Securities Administrator with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment.

Section 8.06  Notification to Certificateholders.

Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Securities Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

ARTICLE IX

THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01  Duties of Trustee and Securities Administrator.

(a)  The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator at all times, undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively.  In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor’s own affairs.

The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Depositor hereunder.

(b)  No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

(i)  With respect to the Trustee, prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, and with respect to the Securities Administrator at all times, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Securities Administrator and, in the absence of bad faith on the part of the Trustee and the Securities Administrator, the Trustee and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Securities Administrator by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)  Neither the Trustee nor the Securities Administrator shall be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or the Securities Administrator, as the case may be, unless it shall be proved that either the Trustee or the Securities Administrator, as the case may be, was grossly negligent in ascertaining the pertinent facts;

(iii)  The Trustee and the Securities Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

(iv)  The Trustee shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the Trustee obtains actual knowledge of such default or Event of Default or any Responsible Officer of the Trustee receives written notice of such default or Event of Default at its Corporate Trust Office from the Master Servicer, the Securities Administrator, the Depositor or any Certificateholder.  The Securities Administrator shall not be charged with knowledge of any default (other than a default in payment to the Securities Administrator) or an Event of Default under Section 8.01 unless a Responsible Officer of the Securities Administrator obtains actual knowledge of such failure or event or any Responsible Officer of the Securities Administrator receives written notice of such default or Event of

Default at its Corporate Trust Office from the Master Servicer, the Trustee, the Depositor or any Certificateholder; and

(v)  No provision in this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(c)  Subject to the conditions set forth in this Section 9.01(c), the Securities Administrator is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder.  The Securities Administrator shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Securities Administrator, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant.  As a condition to the utilization by the Securities Administrator of any Servicing Function Participant, the Securities Administrator shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this Agreement to the same extent as if such Servicing Function Participant were the Securities Administrator.  The Securities Administrator shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

Notwithstanding the foregoing, if the Securities Administrator engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Securities Administrator shall be responsible for determining whether such Subcontractor is an Additional Servicer.

The Securities Administrator shall indemnify the Depositor, the Sponsor, the Trustee, the Custodian, the Master Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Securities Administrator’s obligation set forth in the preceding paragraph or the failure of the Securities Administrator to perform any of its obligations under Section 3.20, Section 3.21, Section 3.22 or this Section 9.01(c).

(d)  The Trustee is hereby directed, on or prior to the Closing Date, not in its individual capacity but solely on behalf of the Trust, to execute and deliver the BANA Servicing Agreement and each assignment and recognition agreement constituting a portion of a Servicing Agreement in the forms presented to it by the Depositor, for the benefit of the Holders of the Certificates.  The Trustee shall not be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee on behalf of the Trust under any Servicing Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of this Agreement.  Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall apply to the Trustee’s execution of any Servicing Agreement and the performance of any obligations thereunder.

Section 9.02  Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 9.01:

(i)  The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to the reasonable regulations as the Trustee and the Securities Administrator, as applicable, may prescribe;

(ii)  The Trustee and the Securities Administrator may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)  Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; however, subject to Section 9.01(b)(v), nothing contained herein shall relieve the Trustee or the Securities Administrator of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor’s own affairs;

(iv)  Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)  With respect to the Trustee, prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, and with respect to the Securities Administrator at all times, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as the case may be, not reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as the case may be, may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

(vi)  The Trustee and the Securities Administrator may each execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor;

(vii)  The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its gross negligence or willful misconduct in the performance of any such act; and

(viii)  The relationship of the Securities Administrator (and of any successor to the Securities Administrator as securities administrator under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

Section 9.03  Neither Trustee nor Securities Administrator Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the execution of, and the authentication of, the Certificates) shall be taken as the statements of the Depositor or the Master Servicer, as applicable, and neither the Trustee nor the Securities Administrator assumes responsibility for their correctness.  Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee and the Securities Administrator shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer), or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer) taken in the name of the Trust or the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trust or the Securities Administrator hereunder; or any action by the Trustee or the Securities Administrator taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); provided, however, that the foregoing shall not relieve the Trustee or the Securities Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee’s review of the Mortgage Files pursuant to Section 2.02.  The Trustee shall file any continuation statement with respect to any financing statement for which the Trustee is the secured party in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

Section 9.04  Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator in their individual or any other capacities may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Securities Administrator and may otherwise deal with the Master Servicer or any of its affiliates with the same right it would have if it were not the Trustee or the Securities Administrator.

Section 9.05  Eligibility Requirements for Trustee and the Securities Administrator.

The Trustee and the Securities Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee or securities administrator hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least “A” by both S&P and Fitch or (ii) whose serving as Trustee or Securities Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates.  The Trustee shall not be an affiliate of the Depositor, the Master Servicer or any Servicer.  If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  The principal office of the Trustee and the Securities Administrator (other than the initial Trustee or Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee or Securities Administrator is appointed Trustee or Securities Administrator to the effect that the Trust will not be a taxable entity under the laws of such state.  In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee or the Securities Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in Section 9.06.

The Securities Administrator (i) may not be an originator, the Master Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be either an institution (a) the long-term unsecured debt obligations of which are rated at least “A” by both S&P and Fitch or (b) whose serving as Securities Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates.  If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 9.05, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement.  Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an institution qualified under Section 9.05 hereof as the successor to the Securities Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of a Securities Administrator hereunder; provided, however, that any such institution appointed as successor Securities Administrator shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the Securities Administrator.  The Trustee shall notify the Rating Agencies of any change of the Securities Administrator.

Section 9.06  Resignation and Removal of Trustee and the Securities Administrator.

The Trustee or the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer, the NIMS Insurer and the Depositor and mailing a copy of such notice to all Holders of record.  The Trustee or the Securities Administrator, as applicable, shall also mail a copy of such notice of resignation to each Rating Agency.  Upon receiving such notice of resignation, the Depositor shall use its best efforts to promptly appoint a mutually acceptable successor Trustee or

Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as applicable.  If no successor Trustee or Securities Administrator, as the case may be, shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator, as applicable.

If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Securities Administrator has failed to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22, then the Master Servicer or the Depositor may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor trustee or securities administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or the Securities Administrator, as applicable, so removed and one copy to the successor.

The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee or the Securities Administrator, as the case may be, by written instrument or instruments delivered to the Master Servicer and the Trustee or the Securities Administrator, as applicable; the Master Servicer shall thereupon use its best efforts to appoint a mutually acceptable successor Trustee or Securities Administrator, as the case may be, in accordance with this Section 9.06.

Any resignation or removal of the Trustee or the Securities Administrator, as the case may be, and appointment of a successor Trustee or Securities Administrator, as applicable, pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 9.07.

Notwithstanding anything to the contrary contained herein, the Master Servicer and the Securities Administrator shall at all times be the same Person.

Section 9.07  Successor Trustee or Securities Administrator.

Any successor Trustee or successor Securities Administrator appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Trustee or Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator shall become effective and such successor Trustee or Securities Administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as applicable, herein.  The predecessor Trustee or Securities Administrator shall duly assign, transfer, deliver and pay over to the successor Trustee or Securities Administrator, as the case may be, the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee or Securities Administrator in the administration hereof as may be reasonably requested by the successor Trustee or Securities Administrator, as the case may be, and shall thereupon be discharged from all duties and responsibilities under this Agreement.  All costs associated with the appointment of a successor Trustee or Securities Administrator (except in any case where the predecessor Trustee or Securities Administrator has been terminated pursuant to the third paragraph of Section 9.06 or if the predecessor Trustee is required to resign as such upon succeeding to the Master Servicer hereunder) shall be paid to the Person that incurred them by the predecessor Trustee or Securities Administrator, as applicable.  Without limiting the predecessor Trustee’s or Securities Administrator’s obligation, if the predecessor Trustee or Securities Administrator, as applicable, fails to pay such costs, such costs shall be reimbursed by the Trust; provided, however, that if the predecessor Trustee or Securities Administrator has been terminated pursuant to the third paragraph of Section 9.06 or if the predecessor Trustee is required to resign as such upon succeeding to the Master Servicer hereunder, all reasonable expenses incurred in complying with this Section 9.07 shall be reimbursed by the Trust to the Person that incurred them.

No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor Trustee or Securities Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

Upon acceptance of appointment by a successor Trustee or Securities Administrator, as applicable, as provided in this Section 9.07, the Master Servicer shall cooperate to mail notice of the succession of such Trustee or Securities Administrator, as the case may be, hereunder to the NIMS Insurer, all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.  If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Securities Administrator, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master Servicer.

The predecessor Trustee and successor Trustee shall notify the Depositor of any such appointment at least two (2) Business Days prior to the effective date thereof and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment.  The predecessor Securities Administrator and successor Securities Administrator shall notify the Depositor of any such appointment at least two (2) Business Days prior to the effective date thereof and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment.

Section 9.08  Merger or Consolidation of Trustee or Securities Administrator.

Any corporation or banking association into which either the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.  In connection with the succession to the Trustee or the Securities Administrator under this Agreement by any Person (i) into which the Trustee or the Securities Administrator may be merged or consolidated, or (ii) which may be appointed as a successor to the Trustee or the Securities Administrator, the Trustee or the Securities Administrator, as the case may be, shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary for the Securities Administrator to accurately and timely report, pursuant to Section 3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

Section 9.09  Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.  If one or both of the Master Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The Securities Administrator shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.  No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 9.10  Authenticating Agents.

The Securities Administrator may appoint one or more authenticating agents (“Authenticating Agents”) that shall be authorized to act on behalf of the Securities Administrator in authenticating or countersigning Certificates.  Initially, the Authenticating Agent shall be LaSalle Bank National Association.  Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Securities Administrator or the Securities Administrator’s certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Securities Administrator by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Securities Administrator by an Authenticating Agent.  Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Securities Administrator or the Authenticating Agent.

Any Authenticating Agent may at any time resign by giving written notice of resignation to the Securities Administrator and to the Master Servicer.  The Securities Administrator may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer.  Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

Section 9.11  Securities Administrator’s Fees and Expenses and Trustee’s Fees and Expenses.

The Trustee, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Trustee and the Securities Administrator, payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Securities Administrator shall be entitled to investment income with respect to amounts on deposit in the Certificate Account as compensation for its services hereunder.  The Trustee and the Securities Administrator, as the case may be, and any director, officer, employee or agent of the Trustee or the Securities Administrator, as the case may be, shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney’s fees) (a) incurred in connection with or arising from or relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee’s or the Securities Administrator’s, as the case may be, duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee’s or the Securities Administrator’s, as the case may be, duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Master Servicer and (c) arising out of the transfer of any ERISA-Restricted Certificate or the Residual Certificate not in compliance with ERISA.  Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee or the Securities Administrator, and except for any such expense, disbursement or advance as may arise from the Trustee’s or the Securities Administrator’s gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee and the Securities Administrator for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Securities Administrator in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii).  Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee or the Securities Administrator, as applicable, in the ordinary course of its duties as Trustee or Securities Administrator, Certificate Registrar or Paying Agent hereunder or for any other expenses.  The provisions of this Section 9.11 shall survive the termination of this Agreement or the resignation or removal of the Trustee or the Securities Administrator, as applicable, hereunder.

Section 9.12  Appointment of Custodian.

The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Master Servicer.  Subject to this Article IX, the Trustee agrees to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

Each Custodian shall indemnify the Depositor, the Sponsor, the Trustee, the Master Servicer, the Securities Administrator and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that any of them may sustain in any way related to the failure of a Custodian to perform any of its obligations under Section 3.21.  Notwithstanding the foregoing, in no event shall a Custodian be liable for any consequential, indirect or punitive damages pursuant to this Section 9.12.

Section 9.13  Paying Agents.

The Securities Administrator may appoint one or more Paying Agents (each, a “Paying Agent”) which shall be authorized to act on behalf of the Securities Administrator in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.09 and Section 5.02.  Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Securities Administrator, such reference shall be deemed to include such a withdrawal on behalf of the Securities Administrator by a Paying Agent.  Initially, the Paying Agent shall be LaSalle Bank National Association.  Whenever reference is made in this Agreement to a distribution by the Securities Administrator or the furnishing of a statement to Certificateholders by the Securities Administrator, such reference shall be deemed to include such a distribution or furnishing on behalf of the Securities Administrator by a Paying Agent.  Each Paying Agent shall provide to the Securities Administrator such information concerning the Certificate Account as the Securities Administrator shall request from time to time.  Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee or the Securities Administrator) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.  Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this Agreement shall be payable by the Securities Administrator out of its own funds and not out of any funds in the Trust Estate.

Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, the Securities Administrator and to the Master Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Securities Administrator, for all amounts it has withdrawn from the Certificate Account.  The Securities Administrator may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Securities Administrator may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders.  Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Securities Administrator shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

Section 9.14  Limitation of Liability.

The Certificates are executed by the Securities Administrator, not in its individual capacity but solely as Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement.  Each of the undertakings and agreements made on the part of the Securities Administrator in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

Section 9.15  Trustee or Securities Administrator May Enforce Claims Without Possession of Certificates.

All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee or the Securities Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee or the Securities Administrator shall be brought in its own name or in its capacity as Trustee or Securities Administrator.  Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee or the Securities Administrator, as the case may be, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

Section 9.16  Suits for Enforcement.

In case an Event of Default or other default by the Master Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

Section 9.17  Waiver of Bond Requirement.

The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.

The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

ARTICLE X

TERMINATION

Section 10.01  Termination upon Purchase or Liquidation of All Mortgage Loans.

Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator and the Trustee created hereby (other than the obligation of the Securities Administrator to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Securities Administrator pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Securities Administrator on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the NIMS Insurer, if there is a NIMS Insurer, or if there is no NIMS Insurer, the majority Holder of the Class CE Certificates (or if (i) such Holder fails to purchase on the Optional Termination Date or (ii) such Holder is the Sponsor, or an affiliate of the Sponsor, the Master Servicer) of all of the Mortgage Loans and all related REO Property remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (y) below), (y) the fair market value of such REO Property plus one month’s interest at the related Mortgage Interest Rate on the unpaid principal balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) and (z) any Reimbursement Amount owed to the Trust pursuant to Section 2.02 related to a Mortgage Loan or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property.

No party may exercise its purchase option for the Mortgage Loans until all Reimbursement Amounts for such Mortgage Loans have been paid.  The Securities Administrator shall notify the Sponsor, upon notice of a party’s intent to exercise its purchase option of any related Reimbursement Amount outstanding.

Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

The right of a party to exercise its purchase option with respect to the Mortgage Loans is conditioned upon (A) the aggregate Stated Principal Balance of all the Mortgage Loans being less than 10% of the aggregate unpaid principal balance of all the Mortgage Loans as of the Cut-off Date and (B) the purchase price calculated pursuant to clause (a) of the first paragraph of this Section 10.01 being less than or equal to the aggregate fair market value of the Mortgage Loans (other than any Mortgage Loan as to which REO Property has been acquired) and the REO Properties; provided, however, that this clause (B) shall not apply to any purchase by the Master Servicer if, at the time of the purchase, the Master Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the OTS.  Fair market value for purposes of this paragraph and the first paragraph of this Section 10.01 will be determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to this Article X.  If such right is exercised, the Trustee (or Custodian on the Trustee’s behalf) shall, promptly following payment of the purchase price, release to the party exercising its purchase option or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.  The right, title and interest of the party exercising its purchase option with respect to the Mortgage Loans in and to such purchased Mortgage Loans and the related Mortgage Files shall be subject to the servicing rights of the Servicers pursuant to the related Servicing Agreements.

Notice of the exercise of any purchase option pursuant to this Section 10.01 and notice of any termination of the Trust specifying the Final Distribution Date upon which the applicable Certificateholders may surrender their Certificates to the Securities Administrator for payment of the final distribution and for cancellation, shall be given promptly by the Securities Administrator by letter to the Certificateholders mailed not earlier than the 10th day and not later than the 15th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities Administrator therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Securities Administrator therein specified.

Upon the exercise of its purchase option, the applicable party shall remit to the Securities Administrator for deposit to the Certificate Account on or before the Final Distribution Date, in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on such Final Distribution Date or Distribution Date, as applicable, equal to the purchase price for the related assets of the Trust Estate computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph (net of the amount necessary to cover permitted withdrawals with respect to the Final Distribution Date from the Master Servicer Custodial Account pursuant to Section 3.11(a)(i), (ii), (iii), (iv), (v), (vii) and (x), which amount shall be provided by the Master Servicer to the Securities Administrator and remitted by the Securities Administrator to the Master Servicer for deposit to the Master Servicer Custodial Account).

Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof on the Final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, all cash on hand with respect to the related REMICs (other than the amounts retained to meet claims).  An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same manner as principal and interest are distributed to such Uncertificated Lower-Tier Interests as provided in Section 5.02.

Upon the exercise of any purchase option pursuant to this Section 10.01, the Trustee shall assign to the applicable party exercising its purchase option each of the applicable mortgage loan representations and warranties made pursuant to the applicable Servicing Agreement, underlying sale agreement and the Mortgage Loan Purchase Agreement, without recourse, representation or warranty.

If the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Securities Administrator shall on such date cause all related funds in the Certificate Account not distributed in final distribution to such Certificateholders to continue to be held by the Securities Administrator in an Eligible Account for the benefit of such Certificateholders and the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto.  If within one (1) year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

Section 10.02  Additional Termination Requirements.

(a)  If a party exercises its purchase option as provided in Section 10.01, the related REMIC or REMICs shall be terminated in accordance with the following additional requirements, unless the Securities Administrator and the Trustee have received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (x) result in the imposition of taxes on “prohibited transactions” or

“prohibited contributions” in respect of any REMIC created hereunder as defined in the REMIC Provisions, or (y) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

(i)  Within 90 days prior to the related Final Distribution Date set forth in the notice given by the Securities Administrator pursuant to Section 10.01, the Securities Administrator shall adopt plans of liquidation for each related REMIC created hereunder specifying the first day in the 90-day liquidation period and meeting the requirements of a “qualified liquidation” under Section 860F of the Code and any regulations thereunder.  The Securities Administrator shall attach such plans of liquidation to each related REMIC’s final tax return;

(ii)  During such 90-day liquidation period, and at or prior to the time of making the final payment on the related Certificates, the Securities Administrator shall sell the related Mortgage Loans and REO Properties to the Master Servicer, the majority Holder of the Class CE Certificates or the NIMS Insurer, as the case may be, for cash;

(iii)  On the date specified for final payment on the related Certificates, the Securities Administrator shall make final distributions of principal and interest on the related Certificates in accordance with Section 5.02 and shall distribute or credit, or cause to be distributed or credited, to holders of the Residual Certificates all cash on hand in the related REMICs after such final payment (other than cash retained to meet claims) in complete liquidation of the related REMICs; and

(iv)  the Upper-Tier REMIC will be terminated on the same date that the Lower-Tier REMIC is terminated.

(b)  By its acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor, the Trustee, the NIMS Insurer or the Securities Administrator and if such action is not requested, is deemed to adopt such a plan of complete liquidation when the related Mortgage Loans are purchased pursuant to Section 10.01.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01  Amendment.

This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the NIMS Insurer (only to the extent such amendment relates to the Certificates), without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of any REMIC created hereunder as a REMIC within the meaning of the Code and related regulations at all times that any related Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC created hereunder that would be a claim against the Trust Estate, provided that (a) the Trustee and the Securities Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, (v) to provide for the rights of the NIMS Insurer and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.  Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement pursuant to clause (i) through (vi) above unless it shall have first received an Opinion of Counsel to the effect that such amendment shall not cause the imposition of any United States federal income tax on any REMIC created hereunder or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC within the meaning of the Code and related regulations at any time that any Certificates are outstanding.

This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the NIMS Insurer (if the NIMS Insurer is affected by such amendment) and the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee, the NIMS Insurer and the Securities Administrator with an Opinion of Counsel stating that such amendment would not adversely affect the qualification of any REMIC created hereunder as a REMIC within the meaning of the Code and related regulations or result in the imposition of any tax on any REMIC created hereunder and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation.

Promptly after the execution of any such amendment or consent the Securities Administrator shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder, the NIMS Insurer and to each Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

Prior to the execution of any amendment to this Agreement, each of the Trustee and the Securities Administrator shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking such amendment) stating that such amendment is authorized and permitted by this Agreement.  The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Securities Administrator’s own rights, duties or immunities under this Agreement.

Section 11.02  Recordation of Agreement; Counterparts.

This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Securities Administrator at its expense at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Securities Administrator at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03  Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Securities Administrator a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Securities Administrator to institute such action, suit or proceeding in its own name as Securities Administrator hereunder and shall have offered to the Securities Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Securities Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Securities Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

Section 11.04  Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

Section 11.05  Notices.

All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Securities Administrator may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Banc of America Funding Corporation, 214 North Tryon Street, Charlotte, North Carolina 28255, Attention: Scott Evans, with a copy to: Bank of America Legal Department, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255, Attention: Associate General Counsel, (b) in the case of the Master Servicer, LaSalle Bank National Association, 135 South LaSalle Street, Mailcode: IL4-135-15-11, Chicago, Illinois 60603, Attention: LaSalle Global Trust Services – BAFC 2008-1, (c) in the case of the Securities Administrator, LaSalle Bank National Association, 135 South LaSalle Street, Suite 1511, Chicago, Illinois 60603, Attention:  LaSalle Global Trust Services – BAFC 2008-1, (d) in the case of the Trustee, U.S. Bank National Association, 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention:  Corporate Trust Services, BAFC Series 2008-1, Attention: Structured Finance Services, BAFC 2008-1, (e) in the case of S&P, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn:  Residential Mortgage Surveillance Group; and (f) in the case of Fitch, Fitch Ratings, One State Street Plaza, New York, New York 10004, Attn:  Residential Mortgage Surveillance Group, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.  Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Any notice to a Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06  Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07  Certificates Nonassessable and Fully Paid.

It is the intention of the Securities Administrator that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Securities Administrator pursuant to Section 6.01 are and shall be deemed fully paid.

Section 11.08  Access to List of Certificateholders.

The Certificate Registrar will furnish or cause to be furnished to the Trustee and the Securities Administrator, within fifteen (15) days after the receipt of a request by the Trustee and/or the Securities Administrator in writing, a list, in such form as the Trustee and/or the Securities Administrator may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

If three or more Certificateholders apply in writing to the Securities Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Securities Administrator shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Securities Administrator.  If such a list is as of a date more than 90 days prior to the date of receipt of such applicants’ request, the Securities Administrator shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Securities Administrator that neither the Certificate Registrar nor the Securities Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 11.09  Recharacterization.

The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date) and the Depositor’s rights under the Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor’s rights under the Servicing Agreements pursuant to this Agreement to constitute a purchase and sale and not a loan.  Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans.

Section 11.10  Regulation AB Compliance; Intent of the Parties; Reasonableness.

The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use its commercially reasonable efforts to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with the Trust, the Master Servicer, the Securities Administrator, the Trustee and the Custodian shall cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Master Servicer, the Securities Administrator, the Trustee and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

Section 11.11  Third Party Beneficiary.

Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, the parties hereto and their successors hereunder and the NIMS Insurer, any benefit or any legal or equitable right, remedy or claim under this Agreement.

The NIMS Insurer shall be deemed a third-party beneficiary of this Agreement to the same extent as if it was a party hereto, and shall have the right to enforce the provisions of this Agreement directly against the parties to this Agreement.

Section 11.12  Insolvency.

The Master Servicer, Securities Administrator, Depositor and Trustee shall each notify the Depositor and the Securities Administrator of any of the events enumerated in Item 1.03 of Form 8-K with respect to such party upon the occurrence thereof and shall provide the Depositor and the Securities Administrator with all information required by the Depositor to comply with its reporting obligation under Item 1.03 of Form 8-K, any such notice and related information to be provided promptly (but in no event later than one (1) Business Day) after the occurrence of such event.

The Master Servicer shall notify the Depositor and the Securities Administrator of any of the events enumerated in Item 1.03 of Form 8-K with respect to any of the Servicers at least two (2) Business Days prior to the effective date thereof and shall provide the Depositor and the Securities Administrator with all information required by the Depositor to comply with its reporting obligation under Item 1.03 of Form 8-K not later than the effective date of any such event.

IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities Administrator and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

BANC OF AMERICA FUNDING
CORPORATION, as Depositor

By:           /s/  Scott Evans
Name:                      Scott Evans
Title:                      Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Master Servicer

By:           /s/ Rita Lopez
Name:      Rita Lopez
Title:        Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Securities Administrator

By:           /s/ Rita Lopez
Name:      Rita Lopez
Title:        Vice President

U.S. BANK NATIONAL ASSOCIATION, as
Trustee

By:           /s/ Melissa A. Rosal
Name:      Melissa A. Rosal
Title:        Vice President

[Signature Page to the BAFC 2008-1 Pooling and Servicing Agreement]

STATE OF NORTH CAROLINA	)
) ss.:
COUNTY OF MECKLENBURG	)
)

On the 29th day of May, 2008, before me, a notary public in and for the State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that he is a Senior Vice President of Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.

/s/ E. Blair Autrey
Notary Public

[Notarial Seal]

My commission expires October 4, 2010.

[Notary Page to the BAFC 2008-1 Pooling and Servicing Agreement]

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)
)

On the 30th day of May, 2008, before me, a notary public in and for the State of Illinois, personally appeared Rita Lopez, known to me who, being by me duly sworn, did depose and say that she is a Vice President of LaSalle Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such association.

/s/ Genevieve Galvez
Notary Public

[Notarial Seal]

My commission expires February 13, 2012.

[Notary Page to the BAFC 2008-1 Pooling and Servicing Agreement]

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)
)

On the 30th day of May, 2008, before me, a notary public in and for the State of Illinois, personally appeared Rita Lopez, known to me who, being by me duly sworn, did depose and say that she is a Vice President of LaSalle Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such association.

/s/ Genevieve Galvez
Notary Public

[Notarial Seal]

My commission expires February 13, 2012.

[Notary Page to the BAFC 2008-1 Pooling and Servicing Agreement]

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)
)

On the 30th day of May, 2008, before me, a notary public in and for the State of Illinois, personally appeared Melissa A. Rosal, known to me who, being by me duly sworn, did depose and say that she is a Vice President of U.S. Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such association.

Erika Forshtay
Notary Public

[Notarial Seal]

My commission expires November 6, 2010.

[Notary Page to the BAFC 2008-1 Pooling and Servicing Agreement]

EXHIBIT A-AR

[FORM OF FACE OF CLASS A-R CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN MULTIPLE “REAL ESTATE MORTGAGE INVESTMENT CONDUITS,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT).

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT.  ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS A-R CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

A-AR-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:	May 1, 2008

First Distribution Date:	June 25, 2008

Initial Certificate Balance of this Certificate
(“Denomination”):	$100.00

Initial Class Certificate
Balance of this Class:	$100.00

CUSIP No.:	05955A AG 6

ISIN No.:	US05955AAG67

THIS CERTIFIES THAT __________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement.  Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this

A-AR-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

Any distribution of the proceeds of any remaining assets of the applicable subaccounts of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement and a certificate substantially in the form set forth in Exhibit T to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Class A-R Certificate to such proposed transferee shall be effected; (v) this Class A-R Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Class A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class A-R Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

This Class A-R Certificate may not be purchased by or transferred to any Plan (as defined in the Pooling and Servicing Agreement).

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

A-AR-3

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

A-AR-4

EXHIBIT A-A1

[FORM OF FACE OF CLASS A-1 CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

A-A1-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class A-1

evidencing an interest in a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:	May 1, 2008

First Distribution Date:	June 25, 2008

Initial Certificate Balance of this Certificate:	$

Initial Class Certificate Balance of this Class:	$190,472,000.00

CUSIP No.:	05955A AH 4

ISIN No.:	US05955AAH41

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement.  Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

A-A1-2

Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

A-A1-3

EXHIBIT A-A2

[FORM OF FACE OF CLASS A-2 CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class A-2

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

AFTER THE AGGREGATE CLASS CERTIFICATE BALANCE OF THE MEZZANINE CERTIFICATES HAS BEEN REDUCED TO ZERO, AND THE OVERCOLLATERALIZATION AMOUNT IS ZERO, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS A-1 CERTIFICATES WILL BE BORNE BY THE CLASS A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN

A-A2-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class A-2

evidencing an interest in a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                                     May 1, 2008

First Distribution Date:                                    June 25, 2008

Initial Certificate
Balance of this
Certificate
(“Denomination”):                                            $

Initial Class Certificate
Balance of this Class:                                      $37,984,000.00

CUSIP No.:                                                        05955A AJ 0

ISIN No.:                                                            US05955AAJ07

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement.  Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

A-A2-2

the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-2, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached to the Pooling and Servicing Agreement as Exhibit H from the transferee of such Certificate, which representation letter shall not be at the expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of a Certificate of this Class presented for registration in the name of Plan (as defined in the Pooling and Servicing Agreement) an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, which Opinion of counsel shall not be an expense of the Trust, the Securities Administrator, the Depositor, the Trustee or the Master Servicer.  Any purported transfer of a Certificate of this Class to a Plan without delivery to the Securities Administrator of a properly completed representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

A-A2-3

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

A-A2-4

EXHIBIT B-M1

[FORM OF FACE OF CLASS M-1 CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-1

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

B-M1-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-1

evidencing an interest in a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                                    May 1, 2008

First Distribution Date:                                  June 25, 2008

Initial Certificate
Balance of this
Certificate
(“Denomination”):                                          $

Initial Class Certificate
Balance of this Class:                                    $8,840,000.00

CUSIP No.:                                                      05955A AK 7

ISIN No.:                                                         US05955AAK79

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement.  Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

B-M1-2

the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-2, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached to the Pooling and Servicing Agreement as Exhibit H from the transferee of such Certificate, which representation letter shall not be at the expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of a Certificate of this Class presented for registration in the name of Plan (as defined in the Pooling and Servicing Agreement) an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, which Opinion of counsel shall not be an expense of the Trust, the Securities Administrator, the Depositor, the Trustee or the Master Servicer.  Any purported transfer of a Certificate of this Class to a Plan without delivery to the Securities Administrator of a properly completed representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

B-M1-3

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

B-M1-4

EXHIBIT B-M2

[FORM OF FACE OF CLASS M-2 CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-2

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE CLASS M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

B-M2-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-2

evidencing an interest in a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                                 May 1, 2008

First Distribution Date:                               June 25, 2008

Initial Certificate
Balance of this
Certificate
(“Denomination”):                                       $

Initial Class Certificate
Balance of this Class:                                 $6,768,000.00

CUSIP No.:                                                   05955A AL 5

ISIN No.:                                                      US05955AAL52

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement.  Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

B-M2-2

the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-2, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached to the Pooling and Servicing Agreement as Exhibit H from the transferee of such Certificate, which representation letter shall not be at the expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of a Certificate of this Class presented for registration in the name of Plan (as defined in the Pooling and Servicing Agreement) an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, which Opinion of counsel shall not be an expense of the Trust, the Securities Administrator, the Depositor, the Trustee or the Master Servicer.  Any purported transfer of a Certificate of this Class to a Plan without delivery to the Securities Administrator of a properly completed representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

B-M2-3

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

B-M2-4

EXHIBIT B-M3
[FORM OF FACE OF CLASS M-3 CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-3

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS M-1 CERTIFICATES AND THE CLASS M-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

B-M3-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-3

evidencing an interest in a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                                 May 1, 2008

First Distribution Date:                               June 25, 2008

Initial Certificate
Balance of this
Certificate
(“Denomination”):                                       $

Initial Class Certificate
Balance of this Class:                                 $2,348,000.00

CUSIP No.:                                                   05955A AM 3

ISIN No.:                                                      US05955AAM36

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement.  Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this

B-M3-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-2, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached to the Pooling and Servicing Agreement as Exhibit H from the transferee of such Certificate, which representation letter shall not be at the expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of a Certificate of this Class presented for registration in the name of Plan (as defined in the Pooling and Servicing Agreement) an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, which Opinion of counsel shall not be an expense of the Trust, the Securities Administrator, the Depositor, the Trustee or the Master Servicer.  Any purported transfer of a Certificate of this Class to a Plan without delivery to the Securities Administrator of a properly completed representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

B-M3-3

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

B-M3-4

EXHIBIT B-M4
[FORM OF FACE OF CLASS M-4 CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES AND THE CLASS M-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

B-M4-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-4

evidencing an interest in a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                                 May 1, 2008

First Distribution Date:                               June 25, 2008

Initial Certificate
Balance of this
Certificate
(“Denomination”):                                       $

Initial Class Certificate
Balance of this Class:                                 $3,453,000.00

CUSIP No.:                                                   05955A AN 1

ISIN No.:                                                      US05955AAN19

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement.  Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this

B-M4-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-2, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached to the Pooling and Servicing Agreement as Exhibit H from the transferee of such Certificate, which representation letter shall not be at the expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of a Certificate of this Class presented for registration in the name of Plan (as defined in the Pooling and Servicing Agreement) an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, which Opinion of counsel shall not be an expense of the Trust, the Securities Administrator, the Depositor, the Trustee or the Master Servicer.  Any purported transfer of a Certificate of this Class to a Plan without delivery to the Securities Administrator of a properly completed representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

B-M4-3

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

B-M4-4

EXHIBIT B-M5
[FORM OF FACE OF CLASS M-5 CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES AND THE CLASS M-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

B-M5-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-5

evidencing an interest in a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                                 May 1, 2008

First Distribution Date:                               June 25, 2008

Initial Certificate
Balance of this
Certificate
(“Denomination”):                                       $

Initial Class Certificate
Balance of this Class:                                 $2,900,000.00

CUSIP No.:                                                   05955A AP 6

ISIN No.:                                                      US05955AAP66

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement.  Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this

B-M5-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-2, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached to the Pooling and Servicing Agreement as Exhibit H from the transferee of such Certificate, which representation letter shall not be at the expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of a Certificate of this Class presented for registration in the name of Plan (as defined in the Pooling and Servicing Agreement) an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, which Opinion of counsel shall not be an expense of the Trust, the Securities Administrator, the Depositor, the Trustee or the Master Servicer.  Any purported transfer of a Certificate of this Class to a Plan without delivery to the Securities Administrator of a properly completed representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

B-M5-3

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

B-M5-4

 EXHIBIT B-M6

[FORM OF FACE OF CLASS M-6 CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES AND THE CLASS M-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

B-M6-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-6

evidencing an interest in a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                                 May 1, 2008

First Distribution Date:                               June 25, 2008

Initial Certificate
Balance of this
Certificate
(“Denomination”):                                       $

Initial Class Certificate
Balance of this Class:                                 $1,796,000.00

CUSIP No.:                                                   05955A AQ 4

ISIN No.:                                                      US05955AAQ40

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement.  Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this

B-M6-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-2, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached to the Pooling and Servicing Agreement as Exhibit H from the transferee of such Certificate, which representation letter shall not be at the expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of a Certificate of this Class presented for registration in the name of Plan (as defined in the Pooling and Servicing Agreement) an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, which Opinion of counsel shall not be an expense of the Trust, the Securities Administrator, the Depositor, the Trustee or the Master Servicer.  Any purported transfer of a Certificate of this Class to a Plan without delivery to the Securities Administrator of a properly completed representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect. Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

B-M6-3

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

B-M6-4

EXHIBIT B-M7

[FORM OF FACE OF CLASS M-7 CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-7

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES, THE CLASS M-5 CERTIFICATES AND THE CLASS M-6 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

B-M7-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-7

evidencing an interest in a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                                 May 1, 2008

First Distribution Date:                               June 25, 2008

Initial Certificate
Balance of this
Certificate
(“Denomination”):                                       $

Initial Class Certificate
Balance of this Class:                                 $1,381,000.00

CUSIP No.:                                                   05955A AB 7

ISIN No.:                                                      US05955AAB70

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement.  Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this

B-M7-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-2, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached to the Pooling and Servicing Agreement as Exhibit H from the transferee of such Certificate, which representation letter shall not be at the expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of a Certificate of this Class presented for registration in the name of Plan (as defined in the Pooling and Servicing Agreement) an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, which Opinion of counsel shall not be an expense of the Trust, the Securities Administrator, the Depositor, the Trustee or the Master Servicer.  Any purported transfer of a Certificate of this Class to a Plan without delivery to the Securities Administrator of a properly completed representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

B-M7-3

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

B-M7-4

EXHIBIT B-M8
[FORM OF FACE OF CLASS M-8 CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-8

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES, THE CLASS M-5 CERTIFICATES, THE CLASS M-6 CERTIFICATES AND THE CLASS M-7 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

B-M8-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-8

evidencing an interest in a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                                 May 1, 2008

First Distribution Date:                               June 25, 2008

Initial Certificate
Balance of this
Certificate
(“Denomination”):                                       $

Initial Class Certificate
Balance of this Class:                                 $1,519,000.00

CUSIP No.:                                                   05955A AC 5

ISIN No.:                                                      US05955AAC53

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement.  Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this

B-M8-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-2, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached to the Pooling and Servicing Agreement as Exhibit H from the transferee of such Certificate, which representation letter shall not be at the expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of a Certificate of this Class presented for registration in the name of Plan (as defined in the Pooling and Servicing Agreement) an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, which Opinion of counsel shall not be an expense of the Trust, the Securities Administrator, the Depositor, the Trustee or the Master Servicer.  Any purported transfer of a Certificate of this Class to a Plan without delivery to the Securities Administrator of a properly completed representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect. Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

B-M8-3

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

B-M8-4

EXHIBIT B-M9
[FORM OF FACE OF CLASS M-9 CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-9

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS M-3 CERTIFICATES, THE CLASS M-4 CERTIFICATES, THE CLASS M-5 CERTIFICATES, THE CLASS M-6 CERTIFICATES, THE CLASS M-7 CERTIFICATES AND THE CLASS M-8 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

B-M9-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class M-9

evidencing an interest in a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                                 May 1, 2008

First Distribution Date:                               June 25, 2008

Initial Certificate
Balance of this
Certificate
(“Denomination”):                                       $

Initial Class Certificate
Balance of this Class:                                 $2,624,000.00

CUSIP No.:                                                   05955A AD 3

ISIN No.:                                                      US05955AAD37

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement.  Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this

B-M9-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-2, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached to the Pooling and Servicing Agreement as Exhibit H from the transferee of such Certificate, which representation letter shall not be at the expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of a Certificate of this Class presented for registration in the name of Plan (as defined in the Pooling and Servicing Agreement) an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, which Opinion of counsel shall not be an expense of the Trust, the Securities Administrator, the Depositor, the Trustee or the Master Servicer.  Any purported transfer of a Certificate of this Class to a Plan without delivery to the Securities Administrator of a properly completed representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect. Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

B-M9-3

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

B-M9-4

EXHIBIT B-CE
[FORM OF FACE OF CLASS CE CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class CE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

THE CLASS CE CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE MEZZANINE CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

B-CE-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class CE

evidencing an interest in a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                      May 1, 2008

First Distribution Date:                    June 25, 2008

Percentage Interest:

CUSIP No.:                                        05955A AE 1

ISIN No.:                                           US05955AAE10

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

The Class CE Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling and Servicing Agreement.

Further, no transfer of a Class CE Certificate shall be made to a Plan (as defined in the Pooling and Servicing Agreement), except as provided in Section 6.02 of the Pooling and Servicing Agreement.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

B-CE-2

No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-2, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached to the Pooling and Servicing Agreement as Exhibit H from the transferee of such Certificate, which representation letter shall not be at the expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of a Certificate of this Class presented for registration in the name of Plan (as defined in the Pooling and Servicing Agreement) an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, which Opinion of counsel shall not be an expense of the Trust, the Securities Administrator, the Depositor, the Trustee or the Master Servicer.  Any purported transfer of a Certificate of this Class to a Plan without delivery to the Securities Administrator of a properly completed representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

B-CE-3

EXHIBIT B-P

[FORM OF FACE OF CLASS P CERTIFICATE]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class P

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

B-P-1

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates, Series 2008-1
Class P

evidencing an interest in a Trust consisting primarily of a mortgage pool of fully-amortizing, negatively amortizing and balloon, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties deposited by

Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                                      May 1, 2008

First Distribution Date:                    June 25, 2008

Initial Certificate
Balance of this
Certificate
(“Denomination”):                            $

Initial Class Certificate
Balance of this Class:                      $100.00

CUSIP No.:                                        05955A AF 8

ISIN No.:                                           US05955AAF84

THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

The Class P Certificates are limited in right of payment to Prepayment Charges, Servicer Prepayment Charge Payment Amounts and Originator Prepayment Charge Payment Amounts

B-P-2

received on the Mortgage Loans and their Class Certificate Balance, as more specifically set forth in the Pooling and Servicing Agreement.

Further, no transfer of a Class P Certificate shall be made to a Plan (as defined in the Pooling and Servicing Agreement), except as provided in Section 6.02 of the Pooling and Servicing Agreement.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-2, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached to the Pooling and Servicing Agreement as Exhibit H from the transferee of such Certificate, which representation letter shall not be at the expense of the Depositor, the Trustee, the Securities Administrator or the Master Servicer, or (ii) in the case of a Certificate of this Class presented for registration in the name of Plan (as defined in the Pooling and Servicing Agreement) an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, which Opinion of counsel shall not be an expense of the Trust, the Securities Administrator, the Depositor, the Trustee or the Master Servicer.  Any purported transfer of a

B-P-3

Certificate of this Class to a Plan without delivery to the Securities Administrator of a properly completed representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

*           *           *

B-P-4

EXHIBIT C

[FORM OF REVERSE OF ALL CERTIFICATES]

BANC OF AMERICA FUNDING CORPORATION
Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement.

On each Distribution Date, the Securities Administrator shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Certificate (other than a Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Securities Administrator shall agree upon, such Certificateholder’s Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Article V of the Pooling and Servicing Agreement.  The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Securities Administrator as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and

the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement.

The Depositor, the Master Servicer, the Certificate Registrar, the Securities Administrator and the Trustee and any agent of the Depositor, the Master Servicer, the Certificate Registrar, the Securities Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee, the Securities Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date, certain parties specified in the Pooling and Servicing Agreement have the option to purchase the Mortgage Loans and related REO Properties under the conditions set forth in Section 10.01 of the Pooling and Servicing Agreement.  In the event that no such terminations occur, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement.  In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

LASALLE BANK NATIONAL ASSOCIATION,
as Securities Administrator

By
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the Pooling and Servicing Agreement referenced herein.

LASALLE BANK NATIONAL ASSOCIATION,
as Securities Administrator

By
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________ ____________________________________________________________________________________________________________________________________________ ____________________________________________________________________________________________________________________________________________ ____________________________________________________________________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

               Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to

This information is provided by                                                                           , the assignee named above, or, as its agent.

EXHIBIT D

MORTGAGE LOAN SCHEDULE

D-1-1

BAFC 2008-A Final Pool

LoanID	Balance	Original Balance	Gross Rate	Service Fee	Trustee Fee	LPMI
1913621	350,889.25	324,000.00	7	0.375	0.0125	0
1802932	535,241.94	480,000.00	8.125	0.375	0.0125	0
1803097	668,730.91	602,000.00	7.875	0.375	0.0125	0
1861468	242,483.94	236,000.00	7.625	0.375	0.0125	0
1861733	425,198.43	408,000.00	6.25	0.375	0.0125	0
3831790	622,644.89	622,700.00	6.5	0.25	0.0125	0
4327976	467,588.88	717,500.00	5.625	0.25	0.0125	0
4327982	600,000.00	600,000.00	5.5	0.25	0.0125	0
5549654	206,504.79	208,000.00	5.625	0.25	0.0125	0
5091720	368,686.08	370,000.00	5.625	0.25	0.0125	0
5092122	49,724.07	207,200.00	5.625	0.25	0.0125	0
5094483	54,982.70	55,000.00	6	0.25	0.0125	0
5097733	403,992.21	404,000.00	6.25	0.25	0.0125	0
5098261	425,109.13	870,000.00	6	0.25	0.0125	0
5099317	314,079.79	314,250.00	6.5	0.25	0.0125	0
4950690	607,500.00	607,500.00	5.875	0.25	0.0125	0
4376027	83,382.93	84,000.00	6.875	0.25	0.0125	0
4376099	337,414.12	337,500.00	6.875	0.25	0.0125	0
5383784	315,821.48	343,094.00	4.25	0.25	0.0125	0
5384032	347,565.00	420,000.00	6.25	0.25	0.0125	0
5384202	551,391.39	558,500.00	6.25	0.25	0.0125	0
5384439	630,000.00	630,000.00	6.25	0.25	0.0125	0
5384508	586,393.74	594,000.00	6.625	0.25	0.0125	0
2283582	379,262.37	380,000.00	5.375	0.375	0.0125	0
5590550	608,000.00	608,600.00	6.125	0.25	0.0125	0
5590551	412,142.64	412,250.00	6.25	0.25	0.0125	0
5590553	325,000.00	325,000.00	7.625	0.25	0.0125	0
5590554	1,124,751.99	1,124,000.00	6.625	0.25	0.0125	0
5590556	1,048,240.75	1,050,000.00	6	0.25	0.0125	0
5590557	301,000.00	301,000.00	6.875	0.25	0.0125	0
5590559	995,000.00	1,000,000.00	5.625	0.25	0.0125	0
5590560	255,298.40	260,000.00	6.875	0.25	0.0125	0
5590561	215,307.00	215,307.00	6.625	0.25	0.0125	0
5590562	324,774.58	325,000.00	6.5	0.25	0.0125	0
5590285	1,044,000.00	1,044,000.00	6.375	0.25	0.0125	0
5590563	75,001.00	75,001.00	6.5	0.25	0.0125	0
5590564	419,200.00	419,200.00	6.5	0.25	0.0125	0
5590565	714,000.00	714,000.00	6.75	0.25	0.0125	0
5590566	423,200.00	423,200.00	7.125	0.25	0.0125	0
5590567	783,200.00	783,200.00	6.25	0.25	0.0125	0
5590568	421,504.29	422,500.00	5.75	0.25	0.0125	0
5590271	269,600.00	269,600.00	6.75	0.25	0.0125	0
5590570	1,162,400.00	1,162,400.00	6.125	0.25	0.0125	0
5590571	480,000.00	480,000.00	6.5	0.25	0.0125	0
5590572	848,356.95	900,000.00	5.5	0.25	0.0125	0
5590573	600,000.00	600,000.00	6.375	0.25	0.0125	0
5590575	153,298.00	153,298.00	6.625	0.25	0.0125	0
5590576	918,816.00	920,000.00	5.875	0.25	0.0125	0
5590577	355,199.90	355,200.00	6.375	0.25	0.0125	0
5590578	1,755,000.00	1,755,000.00	6.875	0.25	0.0125	0
5590580	487,000.00	487,000.00	6.625	0.25	0.0125	0
5590581	749,600.00	749,600.00	6.5	0.25	0.0125	0
5590582	161,600.00	161,600.00	6.5	0.25	0.0125	0
5590583	841,750.00	841,750.00	5.75	0.25	0.0125	0
5590584	1,255,535.34	1,275,000.00	6	0.25	0.0125	0
5590585	503,000.00	503,000.00	6.875	0.25	0.0125	0
5590272	591,491.72	592,000.00	6.125	0.25	0.0125	0
5590586	392,000.00	392,000.00	6.625	0.25	0.0125	0
5590588	1,240,000.00	1,240,000.00	6.125	0.25	0.0125	0
5590589	572,000.00	572,000.00	6.625	0.25	0.0125	0
5590591	720,000.00	720,800.00	6.5	0.25	0.0125	0
5590593	660,000.00	660,000.00	5.5	0.25	0.0125	0
5590811	1,000,000.00	1,000,000.00	6.25	0.25	0.0125	0
5590286	156,000.00	156,000.00	6.125	0.25	0.0125	0
5590594	447,986.63	448,000.00	5.875	0.25	0.0125	0
5590595	900,000.00	900,000.00	5.5	0.25	0.0125	0
5590597	997,439.20	999,000.00	6	0.25	0.0125	0
5590599	1,100,000.00	1,100,000.00	5.875	0.25	0.0125	0
5590600	201,526.71	204,092.00	5.875	0.25	0.0125	0
5590601	728,000.00	728,000.00	6.5	0.25	0.0125	0
5590602	207,000.00	207,000.00	6.625	0.25	0.0125	0
5590603	324,000.00	324,000.00	6	0.25	0.0125	0
5590604	529,749.44	529,750.00	5.375	0.25	0.0125	0
5590605	540,000.00	540,000.00	6.25	0.25	0.0125	0
5590606	279,907.50	280,000.00	6.625	0.25	0.0125	0
5590607	957,950.19	960,000.00	6	0.25	0.0125	0
5590812	850,000.00	850,000.00	6.375	0.25	0.0125	0
5590609	410,250.33	415,000.00	6.375	0.25	0.0125	0
5590610	446,292.11	452,000.00	5.875	0.25	0.0125	0
5590611	469,269.50	472,000.00	6.25	0.25	0.0125	0
5590612	379,100.00	379,200.00	5.75	0.25	0.0125	0
5590613	1,337,600.00	1,337,600.00	6.125	0.25	0.0125	0
5590614	640,469.00	640,469.00	6.5	0.25	0.0125	0
5590274	45,000.00	60,000.00	6.875	0.25	0.0125	0
5590615	284,000.00	284,000.00	6.25	0.25	0.0125	0
5590616	1,063,888.46	1,064,000.00	6	0.25	0.0125	0
5590617	270,720.00	270,720.00	5.25	0.25	0.0125	0
5590618	104,925.00	104,925.00	6.625	0.25	0.0125	0
5590813	456,720.00	456,720.00	6.875	0.25	0.0125	0
5590619	299,925.68	300,760.00	6.5	0.25	0.0125	0
5590620	600,000.00	600,000.00	6.5	0.25	0.0125	0
5590621	434,529.87	440,000.00	6.375	0.25	0.0125	0
5590622	470,000.00	470,000.00	6.875	0.25	0.0125	0
5590623	500,000.00	500,000.00	7.25	0.25	0.0125	0
5590624	241,300.00	241,300.00	6.5	0.25	0.0125	0
5590625	413,000.00	413,000.00	5.875	0.25	0.0125	0
5590626	292,800.00	292,800.00	6.75	0.25	0.0125	0
5590628	423,000.00	423,000.00	5.875	0.25	0.0125	0
5590630	616,000.00	616,000.00	6.25	0.25	0.0125	0
5590631	491,124.70	498,000.00	5.5	0.25	0.0125	0
5590633	547,000.00	547,000.00	6.625	0.25	0.0125	0
5590634	207,122.15	210,000.00	6.25	0.25	0.0125	0
5590635	420,000.00	420,000.00	6.5	0.25	0.0125	0
5590636	439,635.27	440,000.00	6.375	0.25	0.0125	0
5590637	494,517.03	495,000.00	6.625	0.25	0.0125	0
5590814	473,624.83	475,000.00	6.625	0.25	0.0125	0
5590639	598,226.95	598,360.00	6.125	0.25	0.0125	0
5590640	525,000.00	525,000.00	5.75	0.25	0.0125	0
5590815	282,109.60	282,400.00	6.875	0.25	0.0125	0
5590641	500,000.00	500,000.00	6.75	0.25	0.0125	0
5590642	387,950.50	387,951.00	6.25	0.25	0.0125	0
5590643	344,948.38	417,000.00	6.375	0.25	0.0125	0
5590644	288,493.42	288,600.00	6.75	0.25	0.0125	0
5590646	610,500.00	612,000.00	5.625	0.25	0.0125	0
5590647	193,600.00	193,600.00	6.625	0.25	0.0125	0
5590648	470,683.98	471,200.00	6.375	0.25	0.0125	0
5590649	782,000.00	782,000.00	6.125	0.25	0.0125	0
5590650	572,000.00	572,000.00	6.625	0.25	0.0125	0
5590651	535,200.00	535,200.00	5.75	0.25	0.0125	0
5590652	619,999.70	620,000.00	6.25	0.25	0.0125	0
5590653	550,800.00	550,800.00	5.5	0.25	0.0125	0
5590654	850,000.00	850,000.00	6	0.25	0.0125	0
5590655	499,918.90	500,000.00	6	0.25	0.0125	0
5590656	644,988.95	645,000.00	5.875	0.25	0.0125	0
5590658	202,300.00	202,300.00	6.875	0.25	0.0125	0
5590660	496,520.25	496,647.00	6.125	0.25	0.0125	0
5590288	412,000.00	412,000.00	6.5	0.25	0.0125	0
5590289	417,382.35	420,000.00	6.875	0.25	0.0125	0
5590662	216,222.82	216,500.00	6.5	0.25	0.0125	0
5590816	152,343.03	152,400.00	7.125	0.25	0.0125	0
5590663	296,000.00	296,000.00	6.125	0.25	0.0125	0
5590664	512,000.00	512,000.00	6.5	0.25	0.0125	0
5590665	982,846.46	994,500.00	6.25	0.25	0.0125	0
5590666	293,471.00	293,471.00	6	0.25	0.0125	0
5590667	580,000.00	580,000.00	6.75	0.25	0.0125	0
5590669	215,000.00	215,000.00	7.25	0.25	0.0125	0.39
5590276	215,000.00	215,000.00	6	0.25	0.0125	0
5590670	620,000.00	620,000.00	6.25	0.25	0.0125	0
5590671	352,800.00	352,800.00	6.625	0.25	0.0125	0
5590672	395,500.00	395,500.00	5.75	0.25	0.0125	0
5590673	228,800.00	228,800.00	6.25	0.25	0.0125	0
5590674	289,600.00	289,600.00	6.625	0.25	0.0125	0
5590675	543,920.00	543,920.00	6.375	0.25	0.0125	0
5590676	267,597.04	268,000.00	6.75	0.25	0.0125	0
5590677	480,000.00	480,000.00	5.5	0.25	0.0125	0
5590679	469,890.00	469,890.00	5.875	0.25	0.0125	0
5590680	600,000.00	600,000.00	5.75	0.25	0.0125	0
5590681	158,400.00	159,200.00	6.875	0.25	0.0125	0
5590682	107,460.00	107,460.00	6.875	0.25	0.0125	0
5590683	947,925.03	948,000.00	6	0.25	0.0125	0
5590817	278,800.00	278,800.00	6.625	0.25	0.0125	0
5590685	493,000.00	493,000.00	6.75	0.25	0.0125	0
5590686	222,650.00	222,650.00	6.75	0.25	0.0125	0
5590687	312,000.00	312,000.00	5.75	0.25	0.0125	0
5590688	581,533.73	584,000.00	6.125	0.25	0.0125	0
5590818	499,855.54	500,000.00	6.875	0.25	0.0125	0
5590689	331,978.95	332,000.00	6.375	0.25	0.0125	0
5590691	451,854.47	452,000.00	6.875	0.25	0.0125	0
5590692	204,250.00	204,250.00	6.875	0.25	0.0125	0
5590819	427,036.48	431,900.00	6.875	0.25	0.0125	0
5590693	672,000.00	672,000.00	6	0.25	0.0125	0
5590277	201,400.00	201,400.00	7.125	0.25	0.0125	0
5590694	254,364.50	254,400.00	6.875	0.25	0.0125	0
5590278	338,000.00	338,000.00	6.625	0.25	0.0125	0
5590695	431,466.05	431,910.00	6.125	0.25	0.0125	0
5590696	400,000.00	400,000.00	6.5	0.25	0.0125	0
5590698	182,342.85	184,664.00	5.875	0.25	0.0125	0
5590699	181,800.00	181,800.00	6	0.25	0.0125	0
5590701	476,000.00	476,000.00	6.75	0.25	0.0125	0
5590702	295,040.00	295,040.00	6.125	0.25	0.0125	0
5590704	730,986.51	732,000.00	6.625	0.25	0.0125	0
5590706	302,250.00	302,250.00	6.125	0.25	0.0125	0
5590707	254,193.30	255,200.00	6.75	0.25	0.0125	0
5590708	518,340.11	520,000.00	6.25	0.25	0.0125	0
5590820	191,199.15	191,200.00	6.25	0.25	0.0125	0
5590709	843,173.04	846,000.00	6	0.25	0.0125	0
5590710	590,500.00	591,200.00	6.75	0.25	0.0125	0
5590711	288,000.00	288,000.00	6.75	0.25	0.0125	0
5590713	294,700.00	294,700.00	7	0.25	0.0125	0
5590714	423,818.16	424,000.00	6.125	0.25	0.0125	0
5590716	1,000,000.00	1,000,000.00	5.375	0.25	0.0125	0
5590717	270,713.04	274,000.00	6.125	0.25	0.0125	0
5590718	418,944.40	420,000.00	5.875	0.25	0.0125	0
5590719	344,000.00	344,000.00	6.625	0.25	0.0125	0
5590721	546,400.00	546,400.00	6.625	0.25	0.0125	0
5590722	516,000.00	516,000.00	6.375	0.25	0.0125	0
5590723	616,000.00	616,000.00	7	0.25	0.0125	0
5590724	630,000.00	630,000.00	6.625	0.25	0.0125	0
5590725	279,114.83	280,769.00	6.75	0.25	0.0125	0
5590726	1,282,000.00	1,340,000.00	6.5	0.25	0.0125	0
5590727	313,500.00	313,500.00	5.75	0.25	0.0125	0
5590728	535,326.65	535,500.00	5.75	0.25	0.0125	0
5590729	416,000.00	416,000.00	5.875	0.25	0.0125	0
5590730	703,999.00	703,999.00	5.625	0.25	0.0125	0
5590731	207,999.04	208,000.00	6.25	0.25	0.0125	0
5590733	400,000.00	400,000.00	6.375	0.25	0.0125	0
5590734	296,000.00	296,000.00	6.75	0.25	0.0125	0
5590735	1,750,000.00	1,750,000.00	6.25	0.25	0.0125	0
5590736	522,400.00	522,400.00	6.125	0.25	0.0125	0
5590737	662,158.34	671,200.00	5.5	0.25	0.0125	0
5590280	727,500.00	727,500.00	6.5	0.25	0.0125	0
5590738	86,980.00	87,000.00	6.375	0.25	0.0125	0
5590823	122,870.76	124,000.00	6.375	0.25	0.0125	0
5590739	428,000.00	428,000.00	6.375	0.25	0.0125	0
5590740	220,000.00	220,000.00	6.5	0.25	0.0125	0
5590741	759,195.00	759,200.00	6.625	0.25	0.0125	0
5590743	468,000.00	468,000.00	6.125	0.25	0.0125	0
5590744	424,000.00	424,000.00	5.75	0.25	0.0125	0
5590745	311,065.79	311,250.00	6.75	0.25	0.0125	0
5590281	460,274.00	460,274.00	6.75	0.25	0.0125	0
5590747	203,963.50	212,700.00	6	0.25	0.0125	0
5590282	379,999.92	380,000.00	6.5	0.25	0.0125	0
5590748	595,000.00	595,000.00	6.375	0.25	0.0125	0
5590749	188,000.00	188,000.00	7.25	0.25	0.0125	0
5590750	533,850.00	533,850.00	6.75	0.25	0.0125	0
5590751	209,000.00	209,000.00	6.25	0.25	0.0125	0
5590752	209,939.77	210,000.00	6.625	0.25	0.0125	0
5590753	600,000.00	600,000.00	7	0.25	0.0125	0
5590757	243,640.78	247,000.00	6.625	0.25	0.0125	0
5590824	290,000.00	290,000.00	5.875	0.25	0.0125	0
5590758	432,000.00	432,000.00	6.125	0.25	0.0125	0
5590759	332,489.94	332,500.00	6.25	0.25	0.0125	0
5590761	422,000.00	422,000.00	6.625	0.25	0.0125	0
5590762	528,575.79	536,000.00	6.5	0.25	0.0125	0
5590763	560,000.00	560,000.00	6.75	0.25	0.0125	0
5590765	179,999.23	180,000.00	6.5	0.25	0.0125	0
5590767	345,000.00	345,000.00	6.375	0.25	0.0125	0
5590768	471,200.00	471,200.00	6.375	0.25	0.0125	0
5590769	231,170.87	231,200.00	6.25	0.25	0.0125	0
5590283	298,727.10	300,000.00	6.75	0.25	0.0125	0
5590770	119,990.79	120,320.00	6	0.25	0.0125	0
5590771	496,000.00	496,000.00	6.25	0.25	0.0125	0
5590825	487,633.34	497,000.00	6.25	0.25	0.0125	0
5590772	289,600.00	289,600.00	6.875	0.25	0.0125	0
5590773	373,152.71	374,759.00	6.5	0.25	0.0125	0
5590774	285,600.00	285,600.00	6.5	0.25	0.0125	0
5590775	423,546.46	428,000.00	6.875	0.25	0.0125	0
5590776	291,997.87	292,000.00	5.875	0.25	0.0125	0
5590777	231,159.86	231,200.00	6.25	0.25	0.0125	0
5590778	488,000.00	488,000.00	6.5	0.25	0.0125	0
5590780	257,966.28	261,250.00	5.875	0.25	0.0125	0
5590781	203,199.12	203,200.00	6.875	0.25	0.0125	0
5590826	189,623.86	190,400.00	6.5	0.25	0.0125	0
5590782	232,000.00	232,000.00	6.625	0.25	0.0125	0
5590783	301,999.80	302,000.00	6.125	0.25	0.0125	0
5590784	123,000.00	123,000.00	5.875	0.25	0.0125	0
5590785	923,520.00	923,520.00	6	0.25	0.0125	0
5590786	210,360.00	210,360.00	6.625	0.25	0.0125	0
5590827	254,446.05	254,453.00	6.375	0.25	0.0125	0
5590828	197,600.00	197,600.00	6.625	0.25	0.0125	0
5590829	452,000.00	452,000.00	6.5	0.25	0.0125	0
5590788	417,000.00	417,000.00	5.875	0.25	0.0125	0
5590789	287,200.00	287,200.00	6	0.25	0.0125	0
5590790	241,498.13	241,500.00	6.5	0.25	0.0125	0
5590791	432,000.00	432,000.00	6.875	0.25	0.0125	0
5590792	507,858.81	508,000.00	6.625	0.25	0.0125	0
5590794	472,000.00	472,000.00	5.875	0.25	0.0125	0
5590795	276,000.00	276,000.00	6	0.25	0.0125	0
5590796	324,000.00	324,000.00	7	0.25	0.0125	0
5590798	486,000.00	488,000.00	6.5	0.25	0.0125	0
5590799	155,359.80	155,360.00	5.875	0.25	0.0125	0
5590800	300,000.00	300,000.00	6.5	0.25	0.0125	0
5590801	644,000.00	644,000.00	6.75	0.25	0.0125	0
5590830	608,000.00	608,000.00	5.875	0.25	0.0125	0
5590802	190,400.00	190,400.00	6.5	0.25	0.0125	0
5590831	194,400.00	194,400.00	6.625	0.25	0.0125	0
5590284	184,000.00	184,000.00	6.75	0.25	0.0125	0
5590804	243,114.51	244,000.00	5.125	0.25	0.0125	0
5590833	2,561,050.93	2,590,000.00	6.5	0.25	0.0125	0
5590805	288,400.00	288,400.00	6.5	0.25	0.0125	0
5590806	223,900.00	223,900.00	5.125	0.25	0.0125	0
5590807	332,800.00	332,800.00	5.375	0.25	0.0125	0
5590808	372,000.00	372,000.00	6.625	0.25	0.0125	0
5585294	540,000.00	540,000.00	6.375	0.25	0.0125	0
5655775	655,080.00	655,080.00	6.75	0.25	0.0125	0
5655777	195,353.99	196,000.00	8.25	0.25	0.0125	0
5655786	20,000.00	20,000.00	7.5	0.25	0.0125	0
5655789	600,000.00	600,000.00	5.875	0.25	0.0125	0
5655790	265,000.00	265,000.00	6.875	0.25	0.0125	0
5655796	608,000.00	608,000.00	6.5	0.25	0.0125	0
5656048	602,033.69	602,068.00	6.5	0.25	0.0125	0
5595749	200,350.53	200,352.00	6.875	0.25	0.0125	0
5595762	352,000.00	352,000.00	6.5	0.25	0.0125	0
5584881	512,000.00	512,000.00	6.25	0.25	0.0125	0
5789744	240,027.04	232,500.00	7.625	0.375	0.0125	0
5789746	202,743.82	200,772.00	6.75	0.375	0.0125	0
5789748	385,719.31	380,000.00	7.25	0.375	0.0125	0
5789749	633,958.85	615,000.00	6.625	0.375	0.0125	0
5789751	181,201.69	176,000.00	7	0.375	0.0125	0
5789752	302,372.42	293,800.00	7.75	0.375	0.0125	0
5789753	110,130.97	107,910.00	6.875	0.375	0.0125	0
5789754	575,082.99	560,000.00	6.625	0.375	0.0125	0
5789755	453,712.58	444,000.00	7	0.375	0.0125	0
5789756	266,194.73	260,000.00	7.25	0.375	0.0125	0
5789761	314,944.52	302,400.00	6.75	0.375	0.0125	0
5789763	259,600.31	252,000.00	7.25	0.375	0.0125	0
5789764	123,012.20	120,000.00	7.625	0.375	0.0125	0
5789766	520,834.09	508,000.00	6.75	0.375	0.0125	0
5789767	426,316.87	416,000.00	7.625	0.375	0.0125	0
5789769	628,700.05	612,000.00	6.625	0.375	0.0125	0
5789771	392,967.90	392,792.00	6.625	0.375	0.0125	0
5789773	387,000.04	376,200.00	7.25	0.375	0.0125	0
5789775	225,708.19	218,000.00	7.625	0.375	0.0125	0
5789777	146,167.16	141,400.00	7.25	0.375	0.0125	0
5789778	347,100.14	336,000.00	7	0.375	0.0125	0
5789780	450,421.02	438,000.00	6.875	0.375	0.0125	0
5789781	251,817.95	244,577.00	7.125	0.375	0.0125	0
5789782	407,575.15	399,000.00	7.25	0.375	0.0125	0
5789783	225,508.23	219,580.00	7.125	0.375	0.0125	0
5789785	298,714.47	292,500.00	6.875	0.375	0.0125	0
5789788	123,012.20	120,000.00	7.625	0.375	0.0125	0
5789789	454,061.14	442,000.00	6.625	0.375	0.0125	0
5789793	223,872.15	218,000.00	7.25	0.375	0.0125	0
5789795	291,980.64	283,500.00	7.25	0.375	0.0125	0
5789797	267,519.15	260,000.00	7.625	0.375	0.0125	0
5789799	362,529.81	352,900.00	6.625	0.375	0.0125	0
5789800	94,309.31	92,000.00	7.625	0.375	0.0125	0
5911639	971,508.63	978,000.00	7	0.25	0.0125	0
5911641	750,000.00	750,000.00	6.25	0.25	0.0125	0
5911642	971,216.03	971,250.00	6.75	0.25	0.0125	0
5911643	2,559,213.33	2,560,000.00	7.375	0.25	0.0125	0
5911644	491,165.01	494,400.00	6.375	0.25	0.0125	0
5911645	460,000.00	460,000.00	6.75	0.25	0.0125	0
5911646	565,825.54	566,000.00	7.375	0.25	0.0125	0
5911647	127,971.08	128,000.00	7.75	0.25	0.0125	0
5911648	919,787.90	928,500.00	5.875	0.25	0.0125	0
5911649	459,891.67	460,000.00	6.5	0.25	0.0125	0
5911650	1,841,633.69	1,850,000.00	6.875	0.25	0.0125	0
5911651	770,000.00	770,000.00	6.5	0.25	0.0125	0
5911652	448,000.00	448,000.00	6.5	0.25	0.0125	0
5911653	518,198.96	520,000.00	6.25	0.25	0.0125	0
5911654	1,488,799.36	1,500,000.00	7.375	0.25	0.0125	0
5911656	1,492,992.99	1,500,000.00	6.75	0.25	0.0125	0
5911659	1,206,000.00	1,206,000.00	6.75	0.25	0.0125	0
5911660	612,000.00	612,000.00	7.125	0.25	0.0125	0
5911662	910,000.00	910,000.00	7	0.25	0.0125	0
5911663	561,000.00	561,000.00	6.375	0.25	0.0125	0
6023807	207,324.00	208,800.00	5.5	0.25	0.0125	0
5223312	999,999.00	999,999.00	6.125	0.25	0.0125	0
5223314	271,000.00	271,000.00	6.875	0.25	0.0125	0
5223317	261,988.02	262,000.00	5.875	0.25	0.0125	0
5223318	154,839.54	155,200.00	6.625	0.25	0.0125	0
5223320	71,274.38	72,000.00	7.5	0.25	0.0125	0
5223321	1,097,908.44	1,098,000.00	6.25	0.25	0.0125	0
5223323	532,800.00	532,800.00	6.75	0.25	0.0125	0
5223325	149,948.75	150,000.00	6.25	0.25	0.0125	0
5223327	468,750.00	468,750.00	6	0.25	0.0125	0
5223332	89,278.92	89,600.00	6.5	0.25	0.0125	0
5223333	280,000.00	280,000.00	6.875	0.25	0.0125	0
5223348	188,000.00	188,000.00	6.375	0.25	0.0125	0
5223350	511,999.33	512,000.00	6.25	0.25	0.0125	0
5223353	357,124.81	357,143.00	7	0.25	0.0125	1.1
5223354	208,000.00	208,000.00	6.25	0.25	0.0125	0
5223356	480,000.00	480,000.00	6.125	0.25	0.0125	0
5223358	183,376.54	185,500.00	7.375	0.25	0.0125	0
5223362	288,348.61	292,000.00	6.75	0.25	0.0125	0
5223365	237,540.32	237,600.00	6.5	0.25	0.0125	0
5223367	450,000.00	450,000.00	6.25	0.25	0.0125	0
5223371	404,710.45	404,961.00	6.375	0.25	0.0125	0
5223372	256,000.00	256,000.00	6.375	0.25	0.0125	0
5223374	350,000.00	350,000.00	6.75	0.25	0.0125	0
5223382	168,000.00	168,000.00	6.25	0.25	0.0125	0
5223384	660,659.91	664,000.00	6.125	0.25	0.0125	0
5223388	290,269.74	290,500.00	6.75	0.25	0.0125	0
5223396	520,000.00	520,000.00	7	0.25	0.0125	0
5223408	240,000.00	240,000.00	6.25	0.25	0.0125	0
5223416	124,604.04	126,000.00	7.75	0.25	0.0125	0
5223422	130,800.00	130,800.00	8.375	0.25	0.0125	0
5223425	611,954.84	612,000.00	6.5	0.25	0.0125	0
5223428	272,000.00	272,000.00	7.75	0.25	0.0125	0
5223429	147,063.75	148,800.00	7.5	0.25	0.0125	0
5223431	342,000.00	342,000.00	6.5	0.25	0.0125	0
5223432	295,642.24	296,000.00	7.5	0.25	0.0125	0
5223440	840,000.00	840,000.00	6.5	0.25	0.0125	0
5595747	276,182.21	281,252.00	5.25	0.25	0.0125	0
5595753	87,300.00	87,300.00	6.625	0.25	0.0125	0
5595756	178,319.99	178,320.00	5.875	0.25	0.0125	0
5595759	174,273.34	175,200.00	7	0.25	0.0125	0
5595760	181,958.53	182,000.00	6.5	0.25	0.0125	0
5595763	154,642.71	156,800.00	6.625	0.25	0.0125	0
5595766	274,800.00	274,800.00	6	0.25	0.0125	0
5595768	174,697.97	174,698.00	5.75	0.375	0.0125	0
5595770	668,000.00	668,000.00	6	0.25	0.0125	0
5595773	153,332.61	154,200.00	5.75	0.25	0.0125	0
5595774	213,182.38	213,750.00	6.875	0.25	0.0125	0
5595782	275,000.00	275,000.00	6.125	0.25	0.0125	0
5595783	252,000.00	252,000.00	5.875	0.25	0.0125	0
5595788	358,462.71	364,800.00	6.125	0.375	0.0125	0
5595789	223,336.50	227,200.00	7	0.375	0.0125	0
5595791	251,250.00	251,250.00	5.25	0.25	0.0125	0
5223399	127,244.61	128,535.00	8.25	0.25	0.0125	0
5223351	211,515.00	216,000.00	8.25	0.375	0.0125	2
5223386	236,998.85	240,000.00	6.75	0.25	0.0125	0
3768710	103,200.00	103,200.00	6.625	0.25	0.0125	0
4765653	526,308.17	530,000.00	7.125	0.25	0.0125	0
4765676	992,749.52	999,476.00	7.25	0.25	0.0125	0
4330645	410,686.40	504,000.00	5.625	0.2	0.0125	0
4331188	568,993.78	680,000.00	5.375	0.2	0.0125	0
4806129	178,692.87	181,500.00	6	0.25	0.0125	0
4805984	141,936.11	142,000.00	6.75	0.25	0.0125	0
4804992	298,000.00	298,000.00	6.75	0.25	0.0125	0
4805770	718,550.00	720,000.00	7.25	0.25	0.0125	0
4805401	214,659.68	214,800.00	7.25	0.25	0.0125	0
4805533	181,642.85	184,000.00	7	0.25	0.0125	0
4960228	227,173.68	230,460.00	7.125	0.25	0.0125	0
4960115	149,072.70	151,150.00	6.25	0.25	0.0125	0
5106298	244,000.00	244,000.00	6.5	0.25	0.0125	0
5049047	162,510.20	165,000.00	6.375	0.25	0.0125	0
5049153	227,940.62	228,000.00	6.25	0.25	0.0125	0
5049095	185,897.33	186,000.00	6.625	0.25	0.0125	0
5112417	417,000.00	417,000.00	7.5	0.25	0.0125	0
5112064	356,007.95	360,000.00	7.375	0.25	0.0125	0
5112500	171,328.70	174,000.00	6.625	0.25	0.0125	0
5111998	132,575.90	135,000.00	6.25	0.25	0.0125	0
5531186	703,456.78	712,000.00	6.125	0.25	0.0125	0
5577107	628,690.09	636,000.00	5.875	0.25	0.0125	0
5577365	550,996.02	560,000.00	6.25	0.25	0.0125	0
5531157	492,495.20	500,000.00	6.5	0.25	0.0125	0
5577411	498,539.45	505,600.00	6.375	0.25	0.0125	0
5531107	516,915.47	524,000.00	6.5	0.25	0.0125	0
5577521	554,412.55	560,000.00	6.625	0.25	0.0125	0
5577522	601,638.39	608,000.00	6.375	0.25	0.0125	0
5577523	502,557.54	508,000.00	6.25	0.25	0.0125	0
5361751	193,438.91	193,500.00	6.25	0.25	0.0125	0
5419737	148,178.75	150,000.00	6.5	0.25	0.0125	0
5361725	148,750.00	148,750.00	7.375	0.25	0.0125	0
5361580	284,930.67	288,000.00	6.75	0.25	0.0125	0
5362091	769,751.12	770,000.00	6.5	0.25	0.0125	0
5362036	108,775.41	109,800.00	7.875	0.25	0.0125	0
5361943	330,914.32	331,000.00	6.125	0.25	0.0125	0
5419754	175,158.32	177,000.00	6.875	0.25	0.0125	0
5419756	131,712.78	133,000.00	7.25	0.25	0.0125	0
5361470	259,200.00	259,200.00	6.75	0.25	0.0125	0
5362207	69,877.04	70,400.00	9	0.25	0.0125	0
5362306	140,050.00	140,050.00	7.875	0.25	0.0125	0
5419768	291,702.72	295,000.00	6.5	0.25	0.0125	0
5362075	140,889.09	142,500.00	6.875	0.25	0.0125	0
5361628	176,774.64	179,000.00	6.375	0.25	0.0125	0
5419778	141,818.54	143,500.00	6.25	0.25	0.0125	0
5419779	280,499.93	280,500.00	7.875	0.25	0.0125	0
5362220	144,299.99	144,300.00	6.5	0.25	0.0125	0
5361623	290,000.00	290,000.00	6.5	0.25	0.0125	0
5419793	327,025.84	330,300.00	7.25	0.25	0.0125	0
5361598	271,089.06	280,000.00	6.625	0.25	0.0125	0
5361585	222,136.30	225,000.00	6.25	0.25	0.0125	0
5361621	286,271.89	290,000.00	6.25	0.25	0.0125	0
5362117	172,500.00	172,500.00	6.625	0.25	0.0125	0
5419823	457,184.64	463,000.00	6.375	0.25	0.0125	0
5419837	446,000.00	446,000.00	6.375	0.25	0.0125	0
5361986	139,997.00	140,000.00	6.875	0.25	0.0125	0
5361492	76,800.00	76,800.00	6.875	0.25	0.0125	0
5361707	157,398.94	165,000.00	6	0.25	0.0125	0
5419853	374,000.00	374,000.00	6.875	0.25	0.0125	0
5362277	180,724.98	183,000.00	6.375	0.25	0.0125	0
5361827	118,577.17	120,000.00	6.625	0.25	0.0125	0
5361739	113,464.79	116,000.00	6.25	0.25	0.0125	0
5361591	354,000.00	354,000.00	6.25	0.25	0.0125	0
5362222	437,000.00	437,000.00	6.5	0.25	0.0125	0
5361483	417,000.00	417,000.00	6.75	0.25	0.0125	0
5362056	215,140.00	217,600.00	6.875	0.25	0.0125	0
5361874	259,992.45	260,000.00	6.5	0.25	0.0125	0
5419892	217,541.00	220,000.00	6.5	0.25	0.0125	0
5419896	55,718.72	56,250.00	7.375	0.25	0.0125	0
5419907	201,463.95	204,000.00	6.375	0.25	0.0125	0
5361771	95,968.17	100,000.00	6.625	0.25	0.0125	0
5419911	105,000.00	105,000.00	6.5	0.25	0.0125	0
5419923	266,791.15	270,000.00	6.5	0.25	0.0125	0
5361501	259,709.06	262,500.00	7.375	0.25	0.0125	0
5419931	252,813.64	255,500.00	7.5	0.25	0.0125	0
5419936	288,657.13	292,000.00	6.5	0.25	0.0125	0
5361893	240,000.00	240,000.00	6.5	0.25	0.0125	0
5419940	89,170.75	89,850.00	8.5	0.25	0.0125	0
5362131	158,236.18	159,900.00	6.875	0.25	0.0125	0
5361522	110,703.22	112,000.00	6.75	0.25	0.0125	0
5361777	113,603.68	115,000.00	6.5	0.25	0.0125	0
5362074	113,603.68	115,000.00	6.5	0.25	0.0125	0
5361947	113,603.68	115,000.00	6.5	0.25	0.0125	0
5362253	116,567.29	118,000.00	6.5	0.25	0.0125	0
5419957	93,284.90	97,000.00	7.25	0.25	0.0125	0
5362079	155,902.23	158,000.00	6.375	0.25	0.0125	0
5420037	123,566.59	125,000.00	6.375	0.25	0.0125	0
5361843	211,170.83	214,000.00	6.5	0.25	0.0125	0
5362236	310,590.14	314,500.00	6.375	0.25	0.0125	0
5361998	70,073.75	71,000.00	6.25	0.25	0.0125	0
5362174	217,199.84	220,000.00	6.25	0.25	0.0125	0
5361880	600,000.00	600,000.00	6.875	0.25	0.0125	0
5362217	417,000.00	417,000.00	6.5	0.25	0.0125	0
5420020	148,283.35	150,000.00	6.375	0.25	0.0125	0
5362026	279,995.38	280,000.00	6.375	0.25	0.0125	0
5361563	104,647.39	106,000.00	6.375	0.25	0.0125	0
5420039	281,738.18	285,000.00	6.375	0.25	0.0125	0
5361555	170,000.00	170,000.00	6.125	0.25	0.0125	0
5362255	889,825.48	900,000.00	6.875	0.25	0.0125	0
5361590	90,658.25	94,900.00	6.5	0.25	0.0125	0
5420019	334,865.39	335,000.00	6.75	0.25	0.0125	0
5361651	412,171.87	417,000.00	6.75	0.25	0.0125	0
5362008	190,000.00	190,000.00	6.5	0.25	0.0125	0
5361548	212,361.98	215,000.00	6.5	0.25	0.0125	0
5362205	335,968.47	340,000.00	6.625	0.25	0.0125	0
5362102	197,489.32	200,000.00	6.375	0.25	0.0125	0
5362146	318,800.00	318,800.00	7	0.25	0.0125	0
5420034	549,935.72	550,000.00	6.875	0.25	0.0125	0
5361683	453,600.00	453,600.00	6.625	0.25	0.0125	0
5581808	446,818.42	450,000.00	6.375	0.25	0.0125	0
5581809	439,930.00	442,500.00	6.25	0.25	0.0125	0
5581810	1,392,831.54	1,400,000.00	6.375	0.25	0.0125	0
5581811	645,564.69	650,000.00	6.5	0.25	0.0125	0
5581812	913,683.03	920,000.00	6.25	0.25	0.0125	0
5581813	867,068.88	873,000.00	6.25	0.25	0.0125	0
5581814	1,590,505.79	1,600,000.00	6.75	0.25	0.0125	0
5581815	1,492,150.25	1,500,000.00	6.625	0.25	0.0125	0
5581816	546,118.27	550,000.00	6.375	0.25	0.0125	0
5581817	537,503.64	540,000.00	6.75	0.25	0.0125	0
5581818	457,294.43	460,000.00	6.5	0.25	0.0125	0
5581819	484,434.42	487,543.00	6.75	0.25	0.0125	0
5581820	835,604.04	840,000.00	6.625	0.25	0.0125	0
5581822	471,504.03	474,200.00	6.625	0.25	0.0125	0
5581823	1,172,931.06	1,180,000.00	6.125	0.25	0.0125	0
5581824	728,169.26	732,000.00	6.625	0.25	0.0125	0
5581825	576,913.24	580,000.00	6.875	0.25	0.0125	0
5581826	855,068.40	860,000.00	6.875	0.25	0.0125	0
5581827	532,627.39	536,000.00	6.25	0.25	0.0125	0
5318347	559,999.55	560,000.00	6.5	0.25	0.0125	0
5318211	800,000.00	800,000.00	6.625	0.25	0.0125	0
5318042	784,000.00	784,000.00	6.375	0.25	0.0125	0
5318355	650,000.00	650,000.00	6.625	0.25	0.0125	0
5453544	181,638.51	184,000.00	6.25	0.25	0.0125	0
5453556	111,627.92	113,000.00	6.5	0.25	0.0125	0
5453558	287,747.38	291,000.00	6.5	0.25	0.0125	0
5453565	93,751.24	95,000.00	7	0.25	0.0125	0
5453591	80,604.27	81,750.00	8.875	0.25	0.0125	0
5514445	422,059.67	444,150.00	6	0.25	0.0125	0
5514435	533,202.75	560,000.00	6.625	0.25	0.0125	0
5514429	562,280.99	620,000.00	6.375	0.25	0.0125	0
5459924	166,054.91	168,000.00	6.75	0.25	0.0125	0
5459930	535,000.00	535,000.00	6.875	0.25	0.0125	0
5459941	171,139.40	171,150.00	6.5	0.25	0.0125	0
5459950	184,000.00	184,000.00	7.75	0.25	0.0125	0
5459958	593,451.07	600,000.00	6.625	0.25	0.0125	0
5460008	620,000.00	620,000.00	6.875	0.25	0.0125	0
5460035	400,000.00	400,000.00	7.25	0.25	0.0125	0
5460041	226,718.89	230,320.00	7.375	0.25	0.0125	0
5460046	124,000.00	124,000.00	8.125	0.25	0.0125	0
5460052	398,441.71	404,000.00	6.625	0.25	0.0125	0
5460061	396,000.00	396,000.00	6.5	0.25	0.0125	0
5460078	1,131,012.48	1,137,500.00	6.875	0.25	0.0125	0
5222482	132,948.04	135,000.00	6.75	0.25	0.0125	0
5222502	456,731.97	462,800.00	6.5	0.25	0.0125	0
5222562	950,842.19	960,000.00	7.75	0.25	0.0125	0
5222580	398,316.49	404,000.00	6.125	0.25	0.0125	0
5222586	230,009.76	233,450.00	5.875	0.25	0.0125	0
5222614	83,075.93	84,000.00	7.625	0.25	0.0125	0
5222615	198,562.31	200,000.00	5.75	0.25	0.0125	0
5222637	394,343.04	400,000.00	6	0.25	0.0125	0
5222674	163,867.67	165,000.00	6	0.25	0.0125	0
5222687	222,049.95	225,000.00	6.5	0.25	0.0125	0
5222704	191,150.61	200,000.00	6.5	0.25	0.0125	0
5222736	205,149.39	216,000.00	5.875	0.25	0.0125	0
5222980	182,630.99	185,000.00	6.625	0.25	0.0125	0
5223007	363,616.05	364,000.00	6.875	0.25	0.0125	0
5223035	178,232.29	188,000.00	6.125	0.25	0.0125	0
5223040	620,000.00	620,000.00	7.75	0.25	0.0125	0
5223057	167,500.47	178,000.00	5.75	0.25	0.0125	0
5223061	288,035.16	292,000.00	6.375	0.25	0.0125	0
5223163	220,789.08	224,000.00	6.125	0.25	0.0125	0
5223235	328,197.52	333,000.00	6.375	0.25	0.0125	0
5222388	124,215.25	130,000.00	7.375	0.25	0.0125	0
5222433	187,345.69	190,000.00	5.75	0.25	0.0125	0
5222438	453,520.02	460,000.00	6.5	0.25	0.0125	0
5222453	181,590.26	182,750.00	6.25	0.25	0.0125	0.19
5222413	156,096.52	157,600.00	7.75	0.25	0.0125	0
5222475	246,229.80	250,000.00	5.75	0.25	0.0125	0
5222420	189,200.00	189,200.00	6.75	0.25	0.0125	0
5595128	40,901.18	43,000.00	7.125	0.25	0.0125	0
5595171	57,355.18	58,000.00	8.125	0.375	0.0125	0
5595200	59,087.03	59,200.00	6.75	0.25	0.0125	0
5595237	559,950.00	559,950.00	6.25	0.25	0.0125	0
5595370	240,790.91	243,992.00	6.875	0.25	0.0125	0
5595459	86,135.75	87,300.00	7.75	0.25	0.0125	0
5595484	104,156.50	105,350.00	8.5	0.25	0.0125	0
5618851	43,363.94	45,000.00	7.875	0.25	0.0125	0
5618852	77,498.40	80,250.00	7.5	0.25	0.0125	0
5618855	36,040.43	36,330.00	8.5	0.25	0.0125	0
5618856	404,499.98	405,000.00	7.75	0.25	0.0125	0
5618858	37,191.39	37,450.00	8.5	0.25	0.0125	0
5618860	38,346.57	38,600.00	8.75	0.25	0.0125	0
5618862	40,305.29	40,600.00	8.25	0.25	0.0125	0
5618863	40,631.68	41,000.00	8.625	0.25	0.0125	0
5618866	44,631.67	45,000.00	8.125	0.25	0.0125	0
5618873	52,549.97	53,100.00	6.875	0.25	0.0125	0
5618876	53,957.99	54,850.00	7.875	0.25	0.0125	0
5618877	56,709.89	57,100.00	9	0.25	0.0125	0
5618888	65,607.11	66,000.00	9.75	0.25	0.0125	0
5618890	66,963.58	67,500.00	8.25	0.25	0.0125	0
5618891	66,902.92	67,500.00	7.25	0.25	0.0125	0
5618892	67,398.53	68,000.00	7.25	0.25	0.0125	0
5618894	71,218.35	72,000.00	7	0.25	0.0125	0
5618896	71,363.12	72,000.00	7.25	0.25	0.0125	0
5618897	73,340.68	74,000.00	7.75	0.25	0.0125	0
5618905	100,517.63	101,500.00	7.25	0.25	0.0125	0
5618908	107,302.39	108,650.00	6.375	0.25	0.0125	0
5618909	108,216.88	109,500.00	6.25	0.25	0.0125	0
5618910	108,462.78	109,592.00	8.25	0.25	0.0125	0
5618911	113,861.07	115,005.00	8.255	0.25	0.0125	0.96
5618912	115,810.02	117,000.00	8.25	0.25	0.0125	0
5618913	117,126.04	117,900.00	8.75	0.25	0.0125	0
5618916	125,925.71	127,200.00	7.5	0.25	0.0125	0
5618922	126,023.79	127,500.00	6.75	0.25	0.0125	0
5618924	128,638.36	130,000.00	8.375	0.25	0.0125	0
5618927	138,543.25	140,000.00	6.875	0.25	0.0125	0
5618928	138,700.25	140,000.00	7	0.25	0.0125	0
5618931	152,390.44	153,450.00	8.5	0.25	0.0125	0
5618933	153,825.19	155,200.00	8.125	0.25	0.0125	0
5618936	167,677.80	169,000.00	7.875	0.25	0.0125	0
5618938	196,182.49	198,400.00	6.5	0.25	0.0125	0
5618939	198,473.64	200,000.00	8	0.25	0.0125	0
5618940	214,367.16	216,000.00	8.5	0.25	0.0125	0
5618941	215,187.26	217,000.00	8	0.25	0.0125	0
5618943	246,851.28	250,000.00	6.75	0.25	0.0125	0
5618946	259,753.39	262,500.00	6.375	0.25	0.0125	0
5618947	273,072.87	275,000.00	8.875	0.25	0.0125	0
5618948	274,324.14	277,500.00	6.375	0.25	0.0125	0
5618950	289,536.28	292,100.00	7.75	0.25	0.0125	0
5618952	310,016.20	312,500.00	8.25	0.25	0.0125	0
5618954	350,981.90	356,200.00	6.375	0.25	0.0125	0
5618955	441,364.33	445,000.00	7.75	0.25	0.0125	0
5618960	70,685.38	71,500.00	7	0.25	0.0125	0
5618961	72,000.00	72,000.00	8.5	0.25	0.0125	0
5618962	74,992.56	75,000.00	8.25	0.25	0.0125	0
5618963	78,750.00	78,750.00	9.5	0.25	0.0125	0
5618964	80,000.00	80,000.00	7.75	0.25	0.0125	0
5618965	83,981.08	84,000.00	8.875	0.25	0.0125	0
5618967	86,348.00	86,348.00	7	0.25	0.0125	0
5618969	89,950.00	89,950.00	6.5	0.25	0.0125	0
5618972	105,450.00	105,450.00	6.875	0.25	0.0125	0
5618973	109,900.00	109,900.00	7	0.25	0.0125	0
5618974	121,600.00	121,600.00	8	0.25	0.0125	0
5618975	127,999.80	128,000.00	8.5	0.25	0.0125	0
5618980	179,200.00	179,200.00	7.125	0.25	0.0125	0
5618981	179,997.44	180,000.00	6.625	0.25	0.0125	0
5618983	229,998.88	230,000.00	7.25	0.25	0.0125	0
5618984	235,623.52	236,000.00	6.375	0.25	0.0125	0
5618985	238,000.00	238,000.00	7.125	0.25	0.0125	0
5618987	260,000.00	260,000.00	6.25	0.25	0.0125	0
5618990	326,399.66	326,400.00	7.125	0.25	0.0125	0
5618994	1,300,512.31	1,320,000.00	6.25	0.25	0.0125	0
5618997	624,063.57	630,000.00	7	0.25	0.0125	0
5618998	1,032,818.88	1,040,000.00	8.5	0.25	0.0125	0
5618999	576,650.00	576,650.00	8.375	0.25	0.0125	0
5619000	605,600.00	605,600.00	7.875	0.25	0.0125	0
5624218	282,018.10	285,000.00	6.375	0.25	0.0125	0
5624219	82,402.29	83,338.00	6	0.25	0.0125	0
5624224	176,632.28	178,500.00	6.375	0.25	0.0125	0
5624226	122,805.62	123,750.00	8	0.25	0.0125	0
5624227	122,805.62	123,750.00	8	0.25	0.0125	0
5624232	56,436.44	56,800.00	8.875	0.25	0.0125	0
5624233	107,351.78	108,460.00	6.5	0.25	0.0125	0
5632931	133,719.05	134,800.00	7.75	0.25	0.0125	0
5632932	236,679.36	237,000.00	7.5	0.25	0.0125	0
5632933	80,134.95	81,045.00	6	0.25	0.0125	0
5632936	142,726.36	144,000.00	7.25	0.25	0.0125	0
5632937	61,738.36	62,250.00	7.625	0.25	0.0125	0
5721576	506,897.72	557,000.00	5.625	0.25	0.0125	0
5721577	631,185.49	692,300.00	5.875	0.25	0.0125	0
5721578	108,080.78	118,800.00	5.75	0.25	0.0125	0
5721579	173,850.21	190,000.00	6.375	0.25	0.0125	0
5721580	543,942.56	595,000.00	6.25	0.25	0.0125	0
5721581	481,024.81	525,000.00	6.625	0.25	0.0125	0
5721583	268,758.42	587,500.00	6.875	0.25	0.0125	0
5721587	734,386.32	800,000.00	6.25	0.25	0.0125	0
5721595	384,191.72	444,000.00	5.25	0.25	0.0125	0
5721598	924,691.88	1,000,000.00	6.25	0.25	0.0125	0
5721599	42,381.05	44,800.00	7.5	0.25	0.0125	0
5721601	620,172.54	663,000.00	6	0.25	0.0125	0
5721602	46,957.32	50,000.00	6	0.25	0.0125	0
5721603	416,982.33	447,000.00	5.5	0.25	0.0125	0
5721604	1,158,535.13	1,242,000.00	5.75	0.25	0.0125	0
5721605	414,141.89	497,000.00	6	0.25	0.0125	0
5721607	563,741.30	600,000.00	6.125	0.25	0.0125	0
5721608	529,106.00	563,750.00	5.875	0.25	0.0125	0
5721609	489,858.82	521,600.00	6	0.25	0.0125	0
5721610	611,216.02	650,000.00	6.25	0.25	0.0125	0
5721611	356,993.57	380,000.00	6.25	0.25	0.0125	0
5721612	825,427.81	881,250.00	6.25	0.25	0.0125	0
5721613	1,408,719.79	1,500,000.00	6	0.25	0.0125	0
5721614	429,889.80	457,168.00	6.25	0.25	0.0125	0
5721615	571,721.93	608,000.00	6.25	0.25	0.0125	0
5721616	625,351.51	669,000.00	5.875	0.25	0.0125	0
5721617	651,343.34	695,000.00	6.375	0.25	0.0125	0
5721619	540,450.34	577,000.00	6.25	0.25	0.0125	0
5721621	635,410.63	688,000.00	6.125	0.25	0.0125	0
5721622	647,734.23	692,000.00	6.125	0.25	0.0125	0
5721623	399,009.74	428,000.00	6.125	0.25	0.0125	0
5721624	657,010.07	712,000.00	6.25	0.25	0.0125	0
5582929	96,100.42	96,600.00	6.875	0.25	0.0125	0
5918084	262,000.51	270,771.00	7	0.25	0.0125	0
5694665	70,570.57	70,966.00	7.5	0.25	0.0125	0
5694735	458,155.52	463,000.00	6.375	0.25	0.0125	0
5695032	54,402.20	54,900.00	6.625	0.25	0.0125	0
5695082	72,915.70	73,600.00	6.875	0.25	0.0125	0
5695340	148,000.00	148,000.00	6.625	0.25	0.0125	0

LoanID	Net Rate	P&I Payment	Original Term	Cut-off Remaining Term	Origination Date	First Pay Date
1913621	6.6125	1,042.11	360	323	3/21/2005	5/1/2005
1802932	7.7375	1,543.87	360	323	3/22/2005	5/1/2005
1803097	7.4875	1,936.27	360	323	3/31/2005	5/1/2005
1861468	7.2375	759.07	360	323	3/17/2005	5/1/2005
1861733	5.8625	1,312.29	360	323	3/21/2005	5/1/2005
3831790	6.2375	3,372.66	360	342	10/25/2006	12/1/2006
4327976	5.3625	2,212.47	360	321	1/18/2005	3/1/2005
4327982	5.2375	2,750.00	360	321	1/10/2005	3/1/2005
5549654	5.3625	968.11	360	324	4/28/2005	6/1/2005
5091720	5.3625	1,728.22	360	326	6/22/2005	8/1/2005
5092122	5.3625	236.66	360	329	9/20/2005	11/1/2005
5094483	5.7375	274.91	360	331	11/3/2005	1/1/2006
5097733	5.9875	2,104.13	360	329	9/26/2005	11/1/2005
5098261	5.7375	2,126.78	360	330	10/19/2005	12/1/2005
5099317	6.2375	1,701.27	360	332	11/29/2005	2/1/2006
4950690	5.6125	2,974.22	360	345	1/22/2007	3/1/2007
4376027	6.6125	503.77	360	323	3/18/2005	5/1/2005
4376099	6.6125	2,003.40	360	324	4/29/2005	6/1/2005
5383784	3.9875	1,687.82	360	308	12/10/2003	2/1/2004
5384032	5.9875	1,810.23	360	346	2/5/2007	4/1/2007
5384202	5.9875	3,438.79	360	347	3/2/2007	5/1/2007
5384439	5.9875	3,281.25	360	345	1/31/2007	3/1/2007
5384508	6.3625	3,803.45	360	346	2/1/2007	4/1/2007
2283582	4.9875	1,698.78	360	328	8/12/2005	10/1/2005
5590550	5.8625	3,103.33	360	335	4/13/2006	5/1/2006
5590551	5.9875	2,146.58	360	328	9/1/2005	10/1/2005
5590553	7.3625	2,065.10	360	336	5/8/2006	6/1/2006
5590554	6.3625	6,209.57	360	334	3/6/2006	4/1/2006
5590556	5.7375	5,241.20	360	335	4/28/2006	5/1/2006
5590557	6.6125	1,724.48	360	338	6/30/2006	8/1/2006
5590559	5.3625	4,666.41	360	348	4/27/2007	6/1/2007
5590560	6.6125	1,465.38	360	340	8/3/2006	10/1/2006
5590561	6.3625	1,188.67	360	342	11/3/2006	12/1/2006
5590562	6.2375	1,759.21	360	348	4/26/2007	6/1/2007
5590285	6.1125	5,546.25	360	348	5/1/2007	6/1/2007
5590563	6.2375	406.26	360	349	5/2/2007	7/1/2007
5590564	6.2375	2,270.67	360	345	1/12/2007	3/1/2007
5590565	6.4875	4,016.25	360	344	12/13/2006	2/1/2007
5590566	6.8625	2,512.75	360	345	1/26/2007	3/1/2007
5590567	5.9875	4,079.17	360	348	4/16/2007	6/1/2007
5590568	5.4875	2,019.71	360	346	2/21/2007	4/1/2007
5590271	6.4875	1,516.50	360	345	1/8/2007	3/1/2007
5590570	5.8625	5,933.08	360	349	5/4/2007	7/1/2007
5590571	6.2375	2,600.00	360	348	4/26/2007	6/1/2007
5590572	5.2375	3,888.30	360	348	4/30/2007	6/1/2007
5590573	6.1125	3,187.50	360	346	2/28/2007	4/1/2007
5590575	6.3625	846.33	360	348	4/19/2007	6/1/2007
5590576	5.6125	4,498.37	360	348	4/27/2007	6/1/2007
5590577	6.1125	1,887.00	360	346	3/2/2007	4/1/2007
5590578	6.6125	10,054.69	360	348	4/25/2007	6/1/2007
5590580	6.3625	2,688.65	360	349	4/27/2007	7/1/2007
5590581	6.2375	4,060.33	360	349	4/27/2007	7/1/2007
5590582	6.2375	875.33	360	348	4/30/2007	6/1/2007
5590583	5.4875	4,033.39	360	348	4/25/2007	6/1/2007
5590584	5.7375	6,278.29	360	348	5/2/2007	6/1/2007
5590585	6.6125	2,881.77	360	348	4/18/2007	6/1/2007
5590272	5.8625	3,019.37	360	348	4/19/2007	6/1/2007
5590586	6.3625	2,164.17	360	348	4/10/2007	6/1/2007
5590588	5.8625	6,329.17	360	348	4/25/2007	6/1/2007
5590589	6.3625	3,157.92	360	348	4/27/2007	6/1/2007
5590591	6.2375	3,900.00	360	348	4/25/2007	6/1/2007
5590593	5.2375	3,025.00	360	348	4/26/2007	6/1/2007
5590811	5.9875	5,208.33	360	348	4/24/2007	6/1/2007
5590286	5.8625	796.25	360	348	4/18/2007	6/1/2007
5590594	5.6125	2,193.30	360	348	4/13/2007	6/1/2007
5590595	5.2375	4,125.00	360	348	4/12/2007	6/1/2007
5590597	5.7375	4,987.20	360	348	4/17/2007	6/1/2007
5590599	5.6125	5,385.42	360	348	4/30/2007	6/1/2007
5590600	5.6125	1,207.28	360	348	4/17/2007	6/1/2007
5590601	6.2375	3,943.33	360	348	4/13/2007	6/1/2007
5590602	6.3625	1,142.81	360	348	4/23/2007	6/1/2007
5590603	5.7375	1,620.00	360	349	5/2/2007	7/1/2007
5590604	5.1125	2,372.84	360	349	4/30/2007	7/1/2007
5590605	5.9875	2,812.50	360	348	4/24/2007	6/1/2007
5590606	6.3625	1,545.59	360	348	4/10/2007	6/1/2007
5590607	5.7375	4,791.36	360	348	5/1/2007	6/1/2007
5590812	6.1125	4,515.63	360	348	3/30/2007	6/1/2007
5590609	6.1125	2,589.06	360	348	4/30/2007	6/1/2007
5590610	5.6125	2,673.75	360	348	4/18/2007	6/1/2007
5590611	5.9875	2,444.11	360	348	4/2/2007	6/1/2007
5590612	5.4875	1,816.52	360	348	4/17/2007	6/1/2007
5590613	5.8625	6,827.33	360	349	5/2/2007	7/1/2007
5590614	6.2375	3,469.21	360	348	4/20/2007	6/1/2007
5590274	6.6125	286.46	360	348	4/13/2007	6/1/2007
5590615	5.9875	1,479.17	360	348	4/11/2007	6/1/2007
5590616	5.7375	5,319.44	360	348	4/23/2007	6/1/2007
5590617	4.9875	1,184.40	360	348	4/19/2007	6/1/2007
5590618	6.3625	579.27	360	348	4/20/2007	6/1/2007
5590813	6.6125	2,616.63	360	348	4/30/2007	6/1/2007
5590619	6.2375	1,624.60	360	348	4/20/2007	6/1/2007
5590620	6.2375	3,250.00	360	348	4/25/2007	6/1/2007
5590621	6.1125	2,745.03	360	347	3/23/2007	5/1/2007
5590622	6.6125	2,692.71	360	348	4/11/2007	6/1/2007
5590623	6.9875	3,020.83	360	348	4/30/2007	6/1/2007
5590624	6.2375	1,307.04	360	348	4/20/2007	6/1/2007
5590625	5.6125	2,021.98	360	348	4/6/2007	6/1/2007
5590626	6.4875	1,647.00	360	348	4/18/2007	6/1/2007
5590628	5.6125	2,070.94	360	348	4/30/2007	6/1/2007
5590630	5.9875	3,208.33	360	348	4/25/2007	6/1/2007
5590631	5.2375	2,250.99	360	348	4/24/2007	6/1/2007
5590633	6.3625	3,019.90	360	348	4/24/2007	6/1/2007
5590634	5.9875	1,293.01	360	348	4/16/2007	6/1/2007
5590635	6.2375	2,275.00	360	348	4/19/2007	6/1/2007
5590636	6.1125	2,335.61	360	348	4/27/2007	6/1/2007
5590637	6.3625	2,730.15	360	348	4/27/2007	6/1/2007
5590814	6.3625	2,614.80	360	348	4/30/2007	6/1/2007
5590639	5.8625	3,053.51	360	348	4/12/2007	6/1/2007
5590640	5.4875	2,515.63	360	348	4/27/2007	6/1/2007
5590815	6.6125	1,616.25	360	348	4/6/2007	6/1/2007
5590641	6.4875	2,812.50	360	348	4/27/2007	6/1/2007
5590642	5.9875	2,020.58	360	348	4/19/2007	6/1/2007
5590643	6.1125	1,832.54	360	348	4/5/2007	6/1/2007
5590644	6.4875	1,622.78	360	348	4/16/2007	6/1/2007
5590646	5.3625	2,861.72	360	348	4/24/2007	6/1/2007
5590647	6.3625	1,068.83	360	348	4/26/2007	6/1/2007
5590648	6.1125	2,500.98	360	348	4/11/2007	6/1/2007
5590649	5.8625	3,991.46	360	348	4/24/2007	6/1/2007
5590650	6.3625	3,157.92	360	348	4/23/2007	6/1/2007
5590651	5.4875	2,564.50	360	348	4/30/2007	6/1/2007
5590652	5.9875	3,229.16	360	348	4/27/2007	6/1/2007
5590653	5.2375	2,524.50	360	348	4/27/2007	6/1/2007
5590654	5.7375	4,250.00	360	348	3/30/2007	6/1/2007
5590655	5.7375	2,499.59	360	348	4/25/2007	6/1/2007
5590656	5.6125	3,157.77	360	348	4/12/2007	6/1/2007
5590658	6.6125	1,159.01	360	348	4/13/2007	6/1/2007
5590660	5.8625	2,534.32	360	348	4/25/2007	6/1/2007
5590288	6.2375	2,231.67	360	348	4/18/2007	6/1/2007
5590289	6.6125	2,391.34	360	348	4/24/2007	6/1/2007
5590662	6.2375	1,171.21	360	348	4/20/2007	6/1/2007
5590816	6.8625	904.54	360	348	4/20/2007	6/1/2007
5590663	5.8625	1,510.83	360	348	4/26/2007	6/1/2007
5590664	6.2375	2,773.33	360	348	4/26/2007	6/1/2007
5590665	5.9875	6,123.31	360	348	4/23/2007	6/1/2007
5590666	5.7375	1,467.36	360	348	5/1/2007	6/1/2007
5590667	6.4875	3,262.50	360	348	4/30/2007	6/1/2007
5590669	6.5975	1,298.96	360	348	4/20/2007	6/1/2007
5590276	5.7375	1,075.00	360	348	4/20/2007	6/1/2007
5590670	5.9875	3,229.17	360	348	4/24/2007	6/1/2007
5590671	6.3625	1,947.75	360	348	4/30/2007	6/1/2007
5590672	5.4875	1,895.10	360	349	5/3/2007	7/1/2007
5590673	5.9875	1,191.67	360	348	4/25/2007	6/1/2007
5590674	6.3625	1,598.83	360	348	4/30/2007	6/1/2007
5590675	6.1125	2,889.58	360	348	4/13/2007	6/1/2007
5590676	6.4875	1,505.23	360	348	5/1/2007	6/1/2007
5590677	5.2375	2,200.00	360	348	4/27/2007	6/1/2007
5590679	5.6125	2,300.50	360	348	4/16/2007	6/1/2007
5590680	5.4875	2,875.00	360	348	4/27/2007	6/1/2007
5590681	6.6125	907.5	360	348	4/23/2007	6/1/2007
5590682	6.6125	615.66	360	348	4/30/2007	6/1/2007
5590683	5.7375	4,739.68	360	348	4/24/2007	6/1/2007
5590817	6.3625	1,539.21	360	348	4/25/2007	6/1/2007
5590685	6.4875	2,773.13	360	348	4/23/2007	6/1/2007
5590686	6.4875	1,252.41	360	349	5/1/2007	7/1/2007
5590687	5.4875	1,495.00	360	348	4/23/2007	6/1/2007
5590688	5.8625	2,971.64	360	348	5/1/2007	6/1/2007
5590818	6.6125	2,863.76	360	348	4/24/2007	6/1/2007
5590689	6.1125	1,763.68	360	348	4/19/2007	6/1/2007
5590691	6.6125	2,588.75	360	348	4/25/2007	6/1/2007
5590692	6.6125	1,170.18	360	348	4/30/2007	6/1/2007
5590819	6.6125	2,837.28	360	348	4/30/2007	6/1/2007
5590693	5.7375	3,360.00	360	348	4/30/2007	6/1/2007
5590277	6.8625	1,195.81	360	348	4/18/2007	6/1/2007
5590694	6.6125	1,457.49	360	348	4/13/2007	6/1/2007
5590278	6.3625	1,866.04	360	348	4/24/2007	6/1/2007
5590695	5.8625	2,202.27	360	348	4/30/2007	6/1/2007
5590696	6.2375	2,166.67	360	348	4/25/2007	6/1/2007
5590698	5.6125	1,092.36	360	348	4/27/2007	6/1/2007
5590699	5.7375	909	360	348	4/27/2007	6/1/2007
5590701	6.4875	2,677.50	360	348	4/19/2007	6/1/2007
5590702	5.8625	1,505.93	360	348	5/1/2007	6/1/2007
5590704	6.3625	4,035.68	360	348	4/24/2007	6/1/2007
5590706	5.8625	1,542.73	360	348	4/26/2007	6/1/2007
5590707	6.4875	1,430.39	360	348	4/19/2007	6/1/2007
5590708	5.9875	2,700.73	360	348	4/25/2007	6/1/2007
5590820	5.9875	995.83	360	348	5/3/2007	6/1/2007
5590709	5.7375	4,215.87	360	348	4/24/2007	6/1/2007
5590710	6.4875	3,321.56	360	348	4/25/2007	6/1/2007
5590711	6.4875	1,620.00	360	348	4/25/2007	6/1/2007
5590713	6.7375	1,719.08	360	348	4/26/2007	6/1/2007
5590714	5.8625	2,163.43	360	348	4/24/2007	6/1/2007
5590716	5.1125	4,479.17	360	348	4/30/2007	6/1/2007
5590717	5.8625	1,664.85	360	348	4/30/2007	6/1/2007
5590718	5.6125	2,051.08	360	348	4/25/2007	6/1/2007
5590719	6.3625	1,899.17	360	348	4/27/2007	6/1/2007
5590721	6.3625	3,016.58	360	348	4/17/2007	6/1/2007
5590722	6.1125	2,741.25	360	348	4/19/2007	6/1/2007
5590723	6.7375	3,593.33	360	348	4/24/2007	6/1/2007
5590724	6.3625	3,478.12	360	348	4/24/2007	6/1/2007
5590725	6.4875	1,570.86	360	348	4/20/2007	6/1/2007
5590726	6.2375	6,976.67	360	348	4/26/2007	6/1/2007
5590727	5.4875	1,502.19	360	348	4/25/2007	6/1/2007
5590728	5.4875	2,565.11	360	348	4/27/2007	6/1/2007
5590729	5.6125	2,036.67	360	348	4/24/2007	6/1/2007
5590730	5.3625	3,300.00	360	348	4/27/2007	6/1/2007
5590731	5.9875	1,083.33	360	348	4/12/2007	6/1/2007
5590733	6.1125	2,125.00	360	348	4/25/2007	6/1/2007
5590734	6.4875	1,665.00	360	348	4/30/2007	6/1/2007
5590735	5.9875	9,114.58	360	349	4/27/2007	7/1/2007
5590736	5.8625	2,666.42	360	348	4/29/2007	6/1/2007
5590737	5.2375	3,811.00	360	348	5/1/2007	6/1/2007
5590280	6.2375	3,940.63	360	348	4/19/2007	6/1/2007
5590738	6.1125	462.08	360	348	4/30/2007	6/1/2007
5590823	6.1125	652.75	360	348	4/25/2007	6/1/2007
5590739	6.1125	2,273.75	360	348	4/24/2007	6/1/2007
5590740	6.2375	1,191.67	360	348	4/24/2007	6/1/2007
5590741	6.3625	4,191.39	360	348	4/20/2007	6/1/2007
5590743	5.8625	2,388.75	360	348	4/26/2007	6/1/2007
5590744	5.4875	2,031.67	360	348	4/25/2007	6/1/2007
5590745	6.4875	1,749.75	360	348	4/25/2007	6/1/2007
5590281	6.4875	2,589.04	360	348	4/25/2007	6/1/2007
5590747	5.7375	1,022.32	360	348	4/24/2007	6/1/2007
5590282	6.2375	2,058.33	360	348	4/25/2007	6/1/2007
5590748	6.1125	3,160.94	360	348	4/23/2007	6/1/2007
5590749	6.9875	1,135.83	360	348	4/30/2007	6/1/2007
5590750	6.4875	3,002.91	360	348	4/20/2007	6/1/2007
5590751	5.9875	1,088.54	360	348	4/27/2007	6/1/2007
5590752	6.3625	1,159.05	360	349	4/27/2007	7/1/2007
5590753	6.7375	3,500.00	360	348	4/23/2007	6/1/2007
5590757	6.3625	1,581.57	360	348	4/19/2007	6/1/2007
5590824	5.6125	1,419.79	360	348	4/24/2007	6/1/2007
5590758	5.8625	2,205.00	360	348	4/18/2007	6/1/2007
5590759	5.9875	1,731.72	360	348	5/2/2007	6/1/2007
5590761	6.3625	2,329.79	360	348	4/25/2007	6/1/2007
5590762	6.2375	2,863.12	360	348	4/27/2007	6/1/2007
5590763	6.4875	3,150.00	360	348	4/26/2007	6/1/2007
5590765	6.2375	975	360	348	4/6/2007	6/1/2007
5590767	6.1125	1,832.81	360	348	4/25/2007	6/1/2007
5590768	6.1125	2,503.25	360	348	4/27/2007	6/1/2007
5590769	5.9875	1,204.09	360	348	4/27/2007	6/1/2007
5590283	6.4875	1,680.34	360	348	4/25/2007	6/1/2007
5590770	5.7375	599.95	360	348	4/27/2007	6/1/2007
5590771	5.9875	2,583.33	360	349	5/2/2007	7/1/2007
5590825	5.9875	2,542.36	360	348	4/25/2007	6/1/2007
5590772	6.6125	1,659.17	360	349	5/2/2007	7/1/2007
5590773	6.2375	2,021.55	360	348	4/26/2007	6/1/2007
5590774	6.2375	1,547.00	360	348	4/24/2007	6/1/2007
5590775	6.6125	2,811.66	360	348	4/26/2007	6/1/2007
5590776	5.6125	1,429.57	360	348	4/26/2007	6/1/2007
5590777	5.9875	1,203.96	360	348	4/30/2007	6/1/2007
5590778	6.2375	2,643.33	360	348	4/25/2007	6/1/2007
5590780	5.6125	1,545.39	360	348	4/25/2007	6/1/2007
5590781	6.6125	1,164.16	360	348	4/25/2007	6/1/2007
5590826	6.2375	1,027.13	360	348	5/1/2007	6/1/2007
5590782	6.3625	1,280.83	360	348	4/24/2007	6/1/2007
5590783	5.8625	1,541.46	360	348	4/27/2007	6/1/2007
5590784	5.6125	602.19	360	348	4/9/2007	6/1/2007
5590785	5.7375	4,617.60	360	348	4/24/2007	6/1/2007
5590786	6.3625	1,161.36	360	348	4/30/2007	6/1/2007
5590827	6.1125	1,351.74	360	349	4/30/2007	7/1/2007
5590828	6.3625	1,090.92	360	348	4/25/2007	6/1/2007
5590829	6.2375	2,448.33	360	348	4/26/2007	6/1/2007
5590788	5.6125	2,041.56	360	348	4/30/2007	6/1/2007
5590789	5.7375	1,436.00	360	349	5/1/2007	7/1/2007
5590790	6.2375	1,308.11	360	348	5/1/2007	6/1/2007
5590791	6.6125	2,475.00	360	348	4/24/2007	6/1/2007
5590792	6.3625	2,803.80	360	348	4/27/2007	6/1/2007
5590794	5.6125	2,310.83	360	348	4/25/2007	6/1/2007
5590795	5.7375	1,380.00	360	348	5/2/2007	6/1/2007
5590796	6.7375	1,890.00	360	349	5/3/2007	7/1/2007
5590798	6.2375	2,632.93	360	348	4/23/2007	6/1/2007
5590799	5.6125	760.62	360	348	4/27/2007	6/1/2007
5590800	6.2375	1,625.00	360	348	4/30/2007	6/1/2007
5590801	6.4875	3,622.50	360	348	4/23/2007	6/1/2007
5590830	5.6125	2,976.67	360	348	4/30/2007	6/1/2007
5590802	6.2375	1,031.33	360	348	4/27/2007	6/1/2007
5590831	6.3625	1,073.25	360	348	4/27/2007	6/1/2007
5590284	6.4875	1,035.00	360	349	4/30/2007	7/1/2007
5590804	4.8625	1,038.73	360	349	5/3/2007	7/1/2007
5590833	6.2375	16,370.56	360	348	5/3/2007	6/1/2007
5590805	6.2375	1,562.17	360	348	4/27/2007	6/1/2007
5590806	4.8625	956.24	360	348	4/27/2007	6/1/2007
5590807	5.1125	1,490.67	360	348	4/30/2007	6/1/2007
5590808	6.3625	2,053.75	360	348	4/30/2007	6/1/2007
5585294	6.1125	2,868.75	360	348	4/25/2007	6/1/2007
5655775	6.4875	3,684.83	360	349	5/31/2007	7/1/2007
5655777	7.9875	1,399.72	480	470	6/25/2007	8/1/2007
5655786	7.2375	125	360	349	5/18/2007	7/1/2007
5655789	5.6125	2,937.50	360	349	5/21/2007	7/1/2007
5655790	6.6125	1,518.23	360	349	5/14/2007	7/1/2007
5655796	6.2375	3,293.33	360	351	7/18/2007	9/1/2007
5656048	6.2375	3,261.02	360	350	6/7/2007	8/1/2007
5595749	6.6125	1,147.84	360	345	1/16/2007	3/1/2007
5595762	6.2375	1,906.67	360	345	1/29/2007	3/1/2007
5584881	5.9875	2,666.67	360	349	4/27/2007	7/1/2007
5789744	7.2375	859.37	360	348	4/26/2007	6/1/2007
5789746	6.3625	669.08	360	348	4/21/2007	6/1/2007
5789748	6.8625	1,244.18	360	351	7/20/2007	9/1/2007
5789749	6.2375	1,978.09	360	348	4/11/2007	6/1/2007
5789751	6.6125	576.25	360	349	5/25/2007	7/1/2007
5789752	7.3625	1,038.82	360	350	6/25/2007	8/1/2007
5789753	6.4875	412.49	360	350	6/28/2007	8/1/2007
5789754	6.2375	1,801.19	360	349	5/4/2007	7/1/2007
5789755	6.6125	1,669.01	360	350	6/7/2007	8/1/2007
5789756	6.8625	851.28	360	351	7/25/2007	9/1/2007
5789761	6.3625	1,064.35	360	344	12/28/2006	2/1/2007
5789763	6.8625	652.2	480	471	6/29/2007	9/1/2007
5789764	7.2375	414.15	360	351	7/20/2007	9/1/2007
5789766	6.3625	1,663.27	360	348	4/12/2007	6/1/2007
5789767	7.2375	1,435.71	360	351	7/27/2007	9/1/2007
5789769	6.2375	1,968.44	360	349	5/3/2007	7/1/2007
5789771	6.2375	1,263.38	360	348	4/19/2007	6/1/2007
5789773	6.8625	1,401.50	480	469	5/2/2007	7/1/2007
5789775	7.2375	805.78	360	348	4/12/2007	6/1/2007
5789777	6.8625	496.53	360	348	4/30/2007	6/1/2007
5789778	6.6125	869.6	480	470	6/11/2007	8/1/2007
5789780	6.4875	1,459.65	360	349	5/2/2007	7/1/2007
5789781	6.7375	618.43	480	471	7/10/2007	9/1/2007
5789782	6.8625	1,709.22	360	349	5/29/2007	7/1/2007
5789783	6.7375	706.26	360	350	6/15/2007	8/1/2007
5789785	6.4875	1,081.14	360	350	6/15/2007	8/1/2007
5789788	7.2375	414.15	360	351	7/10/2007	9/1/2007
5789789	6.2375	1,421.65	360	349	5/3/2007	7/1/2007
5789793	6.8625	739.36	360	350	6/27/2007	8/1/2007
5789795	6.8625	995.52	360	349	5/18/2007	7/1/2007
5789797	7.2375	897.32	360	350	6/5/2007	8/1/2007
5789799	6.2375	1,135.07	360	349	5/17/2007	7/1/2007
5789800	7.2375	317.52	360	351	7/24/2007	9/1/2007
5911639	6.7375	5,667.13	360	351	7/23/2007	9/1/2007
5911641	5.9875	3,906.25	360	351	7/19/2007	9/1/2007
5911642	6.4875	5,463.13	360	351	7/9/2007	9/1/2007
5911643	7.1125	15,728.50	360	351	7/5/2007	9/1/2007
5911644	6.1125	2,609.31	360	351	7/10/2007	9/1/2007
5911645	6.4875	2,587.50	360	351	7/9/2007	9/1/2007
5911646	7.1125	3,478.54	360	351	7/12/2007	9/1/2007
5911647	7.4875	826.48	360	350	6/20/2007	8/1/2007
5911648	5.6125	4,507.98	360	351	7/20/2007	9/1/2007
5911649	6.2375	2,491.08	360	351	7/20/2007	9/1/2007
5911650	6.6125	10,557.49	360	351	7/11/2007	9/1/2007
5911651	6.2375	4,170.83	360	351	7/6/2007	9/1/2007
5911652	6.2375	2,426.67	360	351	7/25/2007	9/1/2007
5911653	5.9875	2,699.99	360	351	7/5/2007	9/1/2007
5911654	7.1125	10,360.13	360	351	7/6/2007	9/1/2007
5911656	6.4875	8,403.71	360	351	7/17/2007	9/1/2007
5911659	6.4875	6,783.75	360	351	7/19/2007	9/1/2007
5911660	6.8625	3,633.75	360	351	7/26/2007	9/1/2007
5911662	6.7375	5,308.33	360	351	7/11/2007	9/1/2007
5911663	6.1125	2,980.31	360	351	7/23/2007	9/1/2007
6023807	5.2375	1,076.93	480	468	4/17/2007	6/1/2007
5223312	5.8625	5,104.16	360	347	3/12/2007	5/1/2007
5223314	6.6125	1,552.60	360	347	3/7/2007	5/1/2007
5223317	5.6125	1,282.65	360	347	3/9/2007	5/1/2007
5223318	6.3625	855.08	360	347	3/12/2007	5/1/2007
5223320	7.2375	503.43	360	347	3/13/2007	5/1/2007
5223321	5.9875	5,718.59	360	347	3/6/2007	5/1/2007
5223323	6.4875	2,997.00	360	347	3/7/2007	5/1/2007
5223325	5.9875	781	360	347	2/28/2007	5/1/2007
5223327	5.7375	2,343.75	360	347	2/28/2007	5/1/2007
5223332	6.2375	484.14	360	346	3/6/2007	4/1/2007
5223333	6.6125	1,604.17	360	346	2/28/2007	4/1/2007
5223348	6.1125	998.75	360	346	2/22/2007	4/1/2007
5223350	5.9875	2,666.66	360	346	2/9/2007	4/1/2007
5223353	5.6375	2,083.27	360	346	2/20/2007	4/1/2007
5223354	5.9875	1,083.33	360	346	2/22/2007	4/1/2007
5223356	5.8625	2,450.00	360	346	2/21/2007	4/1/2007
5223358	7.1125	1,281.20	360	346	2/23/2007	4/1/2007
5223362	6.4875	1,893.91	360	346	2/21/2007	4/1/2007
5223365	6.2375	1,287.00	360	346	2/14/2007	4/1/2007
5223367	5.9875	2,343.75	360	346	2/12/2007	4/1/2007
5223371	6.1125	2,151.36	360	346	2/6/2007	4/1/2007
5223372	6.1125	1,360.00	360	346	2/7/2007	4/1/2007
5223374	6.4875	1,968.75	360	346	2/8/2007	4/1/2007
5223382	5.9875	875	360	346	2/12/2007	4/1/2007
5223384	5.8625	3,372.12	360	346	2/5/2007	4/1/2007
5223388	6.4875	1,633.01	360	346	2/7/2007	4/1/2007
5223396	6.7375	3,033.33	360	346	2/5/2007	4/1/2007
5223408	5.9875	1,250.00	360	345	1/25/2007	3/1/2007
5223416	7.4875	902.68	360	345	1/26/2007	3/1/2007
5223422	8.1125	912.88	360	345	1/17/2007	3/1/2007
5223425	6.2375	3,314.76	360	345	1/17/2007	3/1/2007
5223428	7.4875	1,756.67	360	345	1/11/2007	3/1/2007
5223429	7.2375	1,040.43	360	345	1/10/2007	3/1/2007
5223431	6.2375	1,852.50	360	345	12/29/2006	3/1/2007
5223432	7.2375	1,847.76	360	344	12/12/2006	2/1/2007
5223440	6.2375	4,550.00	360	343	11/8/2006	1/1/2007
5595747	4.9875	1,553.08	360	345	1/18/2007	3/1/2007
5595753	6.3625	481.97	360	345	1/12/2007	3/1/2007
5595756	5.6125	873.03	360	345	1/8/2007	3/1/2007
5595759	6.7375	1,016.59	360	345	1/24/2007	3/1/2007
5595760	6.2375	985.66	360	345	1/12/2007	3/1/2007
5595763	6.3625	1,004.01	360	345	1/25/2007	3/1/2007
5595766	5.7375	1,374.00	360	344	12/8/2006	2/1/2007
5595768	5.3625	837.1	360	344	12/21/2006	2/1/2007
5595770	5.7375	3,340.00	360	344	1/2/2007	2/1/2007
5595773	5.4875	735.34	360	344	12/12/2006	2/1/2007
5595774	6.6125	1,221.36	360	344	12/15/2006	2/1/2007
5595782	5.8625	1,403.65	360	343	12/5/2006	1/1/2007
5595783	5.6125	1,233.75	360	343	11/30/2006	1/1/2007
5595788	5.7375	2,216.56	360	343	11/15/2006	1/1/2007
5595789	6.6125	1,507.89	360	343	11/30/2006	1/1/2007
5595791	4.9875	1,099.22	360	343	11/27/2006	1/1/2007
5223399	7.9875	965.64	360	345	1/31/2007	3/1/2007
5223351	5.8625	1,454.17	360	346	2/15/2007	4/1/2007
5223386	6.4875	1,556.64	360	346	2/8/2007	4/1/2007
3768710	6.3625	569.75	360	340	8/25/2006	10/1/2006
4765653	6.8625	3,341.82	480	462	10/27/2006	12/1/2006
4765676	6.9875	6,393.37	480	462	10/31/2006	12/1/2006
4330645	5.4125	4,151.61	180	138	10/18/2004	12/1/2004
4331188	5.1625	5,511.16	180	139	11/30/2004	1/1/2005
4806129	5.7375	1,088.18	360	345	1/25/2007	3/1/2007
4805984	6.4875	798.39	360	345	1/26/2007	3/1/2007
4804992	6.4875	1,676.25	360	345	1/12/2007	3/1/2007
4805770	6.9875	4,342.45	360	344	12/11/2006	2/1/2007
4805401	6.9875	1,296.90	360	345	1/24/2007	3/1/2007
4805533	6.7375	1,224.16	360	345	1/19/2007	3/1/2007
4960228	6.8625	1,552.65	360	343	11/29/2006	1/1/2007
4960115	5.9875	930.66	360	346	2/14/2007	4/1/2007
5106298	6.2375	1,321.67	360	345	1/31/2007	3/1/2007
5049047	6.1125	1,029.39	360	346	2/20/2007	4/1/2007
5049153	5.9875	1,187.19	360	346	2/16/2007	4/1/2007
5049095	6.3625	1,026.31	360	346	2/12/2007	4/1/2007
5112417	7.2375	2,606.25	360	346	2/27/2007	4/1/2007
5112064	7.1125	2,486.43	360	346	2/15/2007	4/1/2007
5112500	6.3625	1,114.14	360	346	3/1/2007	4/1/2007
5111998	5.9875	831.22	360	346	2/14/2007	4/1/2007
5531186	5.8625	4,326.19	360	348	5/4/2007	6/1/2007
5577107	5.6125	3,762.18	360	349	5/3/2007	7/1/2007
5577365	5.9875	3,448.02	360	349	5/10/2007	7/1/2007
5531157	6.2375	3,160.34	360	348	4/25/2007	6/1/2007
5577411	6.1125	3,154.29	360	349	5/1/2007	7/1/2007
5531107	6.2375	3,312.04	360	349	5/11/2007	7/1/2007
5577521	6.3625	3,585.75	360	349	5/21/2007	7/1/2007
5577522	6.1125	3,793.13	360	349	5/23/2007	7/1/2007
5577523	5.9875	3,127.85	360	349	5/21/2007	7/1/2007
5361751	5.9875	1,007.50	360	347	3/30/2007	5/1/2007
5419737	6.2375	948.1	360	347	3/26/2007	5/1/2007
5361725	7.1125	914.19	360	347	3/29/2007	5/1/2007
5361580	6.4875	1,867.96	360	348	4/2/2007	6/1/2007
5362091	6.2375	4,169.49	360	347	3/15/2007	5/1/2007
5362036	7.6125	796.13	360	347	3/16/2007	5/1/2007
5361943	5.8625	1,689.04	360	347	3/19/2007	5/1/2007
5419754	6.6125	1,162.76	360	348	4/5/2007	6/1/2007
5419756	6.9875	907.29	360	348	4/11/2007	6/1/2007
5361470	6.4875	1,458.00	360	347	3/14/2007	5/1/2007
5362207	8.7375	566.45	360	347	3/22/2007	5/1/2007
5362306	7.6125	919.08	360	347	3/23/2007	5/1/2007
5419768	6.2375	1,864.60	360	348	4/4/2007	6/1/2007
5362075	6.6125	936.12	360	347	3/21/2007	5/1/2007
5361628	6.1125	1,116.73	360	347	3/21/2007	5/1/2007
5419778	5.9875	883.55	360	348	4/5/2007	6/1/2007
5419779	7.6125	1,840.78	360	348	4/5/2007	6/1/2007
5362220	6.2375	781.63	360	347	3/26/2007	5/1/2007
5361623	6.2375	1,570.83	360	347	3/22/2007	5/1/2007
5419793	6.9875	2,253.23	360	348	4/5/2007	6/1/2007
5361598	6.3625	2,108.26	240	227	3/15/2007	5/1/2007
5361585	5.9875	1,385.36	360	347	3/21/2007	5/1/2007
5361621	5.9875	1,785.58	360	347	3/21/2007	5/1/2007
5362117	6.3625	952.34	360	347	3/21/2007	5/1/2007
5419823	6.1125	2,888.52	360	347	3/30/2007	5/1/2007
5419837	6.1125	2,369.38	360	347	3/30/2007	5/1/2007
5361986	6.6125	802.07	360	347	3/29/2007	5/1/2007
5361492	6.6125	440	360	347	3/29/2007	5/1/2007
5361707	5.7375	1,392.36	180	167	3/12/2007	5/1/2007
5419853	6.6125	2,142.71	360	348	4/5/2007	6/1/2007
5362277	6.1125	1,141.68	360	347	3/21/2007	5/1/2007
5361827	6.3625	768.37	360	347	3/16/2007	5/1/2007
5361739	5.9875	714.23	360	347	3/28/2007	5/1/2007
5361591	5.9875	1,843.75	360	347	3/30/2007	5/1/2007
5362222	6.2375	2,367.08	360	347	3/23/2007	5/1/2007
5361483	6.4875	2,345.63	360	347	3/26/2007	5/1/2007
5362056	6.6125	1,429.48	360	347	3/16/2007	5/1/2007
5361874	6.2375	1,408.29	360	347	3/21/2007	5/1/2007
5419892	6.2375	1,390.55	360	348	4/5/2007	6/1/2007
5419896	7.1125	388.5	360	348	4/9/2007	6/1/2007
5419907	6.1125	1,272.69	360	347	4/2/2007	5/1/2007
5361771	6.3625	877.99	180	168	4/2/2007	6/1/2007
5419911	6.2375	568.75	360	348	4/2/2007	6/1/2007
5419923	6.2375	1,706.58	360	348	4/7/2007	6/1/2007
5361501	7.1125	1,813.02	360	347	3/21/2007	5/1/2007
5419931	7.2375	1,786.49	360	347	4/4/2007	5/1/2007
5419936	6.2375	1,845.64	360	348	4/10/2007	6/1/2007
5361893	6.2375	1,300.00	360	347	3/21/2007	5/1/2007
5419940	8.2375	690.87	360	348	4/11/2007	6/1/2007
5362131	6.6125	1,050.43	360	348	4/6/2007	6/1/2007
5361522	6.4875	726.43	360	347	3/26/2007	5/1/2007
5361777	6.2375	726.88	360	347	3/20/2007	5/1/2007
5362074	6.2375	726.88	360	347	3/20/2007	5/1/2007
5361947	6.2375	726.88	360	347	3/20/2007	5/1/2007
5362253	6.2375	745.84	360	347	3/20/2007	5/1/2007
5419957	6.9875	885.48	180	168	4/5/2007	6/1/2007
5362079	6.1125	985.71	360	347	3/14/2007	5/1/2007
5420037	6.1125	779.84	360	348	3/30/2007	6/1/2007
5361843	6.2375	1,352.63	360	347	3/27/2007	5/1/2007
5362236	6.1125	1,962.07	360	347	3/26/2007	5/1/2007
5361998	5.9875	437.16	360	347	3/22/2007	5/1/2007
5362174	5.9875	1,354.58	360	347	3/22/2007	5/1/2007
5361880	6.6125	3,437.50	360	348	4/2/2007	6/1/2007
5362217	6.2375	2,258.75	360	347	3/21/2007	5/1/2007
5420020	6.1125	935.8	360	348	4/5/2007	6/1/2007
5362026	6.1125	1,487.49	360	347	3/26/2007	5/1/2007
5361563	6.1125	661.3	360	347	3/15/2007	5/1/2007
5420039	6.1125	1,778.03	360	348	4/3/2007	6/1/2007
5361555	5.8625	867.71	360	347	3/26/2007	5/1/2007
5362255	6.6125	5,912.36	360	347	3/22/2007	5/1/2007
5361590	6.2375	826.68	180	167	3/19/2007	5/1/2007
5420019	6.4875	1,884.38	360	347	4/3/2007	5/1/2007
5361651	6.4875	2,704.65	360	347	3/20/2007	5/1/2007
5362008	6.2375	1,029.17	360	347	3/23/2007	5/1/2007
5361548	6.2375	1,358.95	360	347	3/26/2007	5/1/2007
5362205	6.3625	2,177.06	360	347	3/26/2007	5/1/2007
5362102	6.1125	1,247.74	360	347	3/14/2007	5/1/2007
5362146	6.7375	1,859.67	360	347	3/28/2007	5/1/2007
5420034	6.6125	3,150.67	360	347	3/23/2007	5/1/2007
5361683	6.3625	2,504.25	360	347	3/23/2007	5/1/2007
5581808	6.1125	2,594.59	480	465	1/11/2007	3/1/2007
5581809	5.9875	2,512.25	480	468	4/17/2007	6/1/2007
5581810	6.1125	8,072.05	480	469	5/8/2007	7/1/2007
5581811	6.2375	3,805.47	480	465	1/26/2007	3/1/2007
5581812	5.9875	5,223.21	480	466	2/1/2007	4/1/2007
5581813	5.9875	4,956.37	480	466	3/2/2007	4/1/2007
5581814	6.4875	9,653.71	480	466	2/2/2007	4/1/2007
5581815	6.3625	8,915.77	480	468	4/20/2007	6/1/2007
5581816	6.1125	3,171.17	480	465	1/23/2007	3/1/2007
5581817	6.4875	3,258.13	480	469	5/10/2007	7/1/2007
5581818	6.2375	2,693.11	480	467	3/20/2007	5/1/2007
5581819	6.4875	2,941.63	480	465	1/8/2007	3/1/2007
5581820	6.3625	4,992.84	480	468	4/30/2007	6/1/2007
5581822	6.3625	2,818.58	480	467	3/26/2007	5/1/2007
5581823	5.8625	6,595.64	480	468	4/20/2007	6/1/2007
5581824	6.3625	4,350.90	480	468	4/20/2007	6/1/2007
5581825	6.6125	3,551.77	480	467	3/30/2007	5/1/2007
5581826	6.6125	5,266.41	480	466	2/21/2007	4/1/2007
5581827	5.9875	3,043.09	480	467	3/7/2007	5/1/2007
5318347	6.2375	3,033.33	360	348	4/17/2007	6/1/2007
5318211	6.3625	4,416.67	360	347	3/28/2007	5/1/2007
5318042	6.1125	4,165.00	360	348	4/16/2007	6/1/2007
5318355	6.3625	3,588.54	360	347	3/30/2007	5/1/2007
5453544	5.9875	1,132.92	360	347	3/23/2007	5/1/2007
5453556	6.2375	714.24	360	347	3/26/2007	5/1/2007
5453558	6.2375	1,839.32	360	348	4/5/2007	6/1/2007
5453565	6.7375	632.04	360	347	3/28/2007	5/1/2007
5453591	8.6125	650.44	360	337	5/4/2006	7/1/2006
5514445	5.7375	3,747.99	180	166	3/5/2007	4/1/2007
5514435	6.3625	4,916.77	180	166	2/28/2007	4/1/2007
5514429	6.1125	7,000.61	120	105	2/1/2007	3/1/2007
5459924	6.4875	1,089.64	360	347	4/4/2007	5/1/2007
5459930	6.6125	3,065.10	360	348	4/13/2007	6/1/2007
5459941	6.2375	926.96	360	347	3/23/2007	5/1/2007
5459950	7.4875	1,188.33	360	342	10/10/2006	12/1/2006
5459958	6.3625	3,841.87	360	348	4/20/2007	6/1/2007
5460008	6.6125	3,552.08	360	347	3/8/2007	5/1/2007
5460035	6.9875	2,416.67	360	339	7/14/2006	9/1/2006
5460041	7.1125	1,590.77	360	343	11/8/2006	1/1/2007
5460046	7.8625	839.58	360	341	9/29/2006	11/1/2006
5460052	6.3625	2,586.86	360	345	1/26/2007	3/1/2007
5460061	6.2375	2,145.00	360	348	4/30/2007	6/1/2007
5460078	6.6125	6,491.25	360	347	3/28/2007	5/1/2007
5222482	6.4875	875.61	360	347	3/14/2007	5/1/2007
5222502	6.2375	2,925.21	360	347	3/8/2007	5/1/2007
5222562	7.4875	6,877.56	180	167	3/5/2007	5/1/2007
5222580	5.8625	2,454.75	360	347	3/9/2007	5/1/2007
5222586	5.6125	1,380.94	360	347	3/6/2007	5/1/2007
5222614	7.3625	594.55	360	347	3/8/2007	5/1/2007
5222615	5.4875	1,065.78	480	467	3/8/2007	5/1/2007
5222637	5.7375	2,398.20	360	347	3/2/2007	5/1/2007
5222674	5.7375	907.85	480	467	3/6/2007	5/1/2007
5222687	6.2375	1,422.15	360	347	3/6/2007	5/1/2007
5222704	6.2375	1,742.21	180	167	3/12/2007	5/1/2007
5222736	5.6125	1,808.18	180	167	3/5/2007	5/1/2007
5222980	6.3625	1,184.58	360	346	2/27/2007	4/1/2007
5223007	6.6125	2,083.62	300	286	2/26/2007	4/1/2007
5223035	5.8625	1,599.17	180	166	2/20/2007	4/1/2007
5223040	7.4875	4,004.17	300	286	2/26/2007	4/1/2007
5223057	5.4875	1,478.13	180	166	2/12/2007	4/1/2007
5223061	6.1125	1,821.70	360	346	2/23/2007	4/1/2007
5223163	5.8625	1,361.05	180	166	2/12/2007	4/1/2007
5223235	6.1125	2,077.49	360	345	2/2/2007	3/1/2007
5222388	7.1125	1,195.90	180	167	3/14/2007	5/1/2007
5222433	5.4875	1,108.79	360	347	3/13/2007	5/1/2007
5222438	6.2375	2,907.51	360	347	3/14/2007	5/1/2007
5222453	5.7975	1,037.54	480	467	3/14/2007	5/1/2007
5222413	7.4875	1,129.07	360	347	3/20/2007	5/1/2007
5222475	5.4875	1,458.93	360	347	3/20/2007	5/1/2007
5222420	6.4875	1,064.25	360	347	3/21/2007	5/1/2007
5595128	6.8625	389.51	180	165	1/19/2007	3/1/2007
5595171	7.7375	430.65	360	345	1/30/2007	3/1/2007
5595200	6.4875	332.36	360	345	1/31/2007	3/1/2007
5595237	5.9875	2,916.41	360	345	1/10/2007	3/1/2007
5595370	6.6125	1,602.85	360	345	1/26/2007	3/1/2007
5595459	7.4875	625.43	360	343	11/21/2006	1/1/2007
5595484	8.2375	810.05	360	343	11/15/2006	1/1/2007
5618851	7.6125	426.8	180	169	5/23/2007	7/1/2007
5618852	7.2375	743.93	180	170	6/11/2007	8/1/2007
5618855	8.2375	279.35	360	349	5/22/2007	7/1/2007
5618856	7.4875	2,612.40	360	346	2/28/2007	4/1/2007
5618858	8.2375	287.96	360	350	6/19/2007	8/1/2007
5618860	8.4875	303.67	360	350	6/15/2007	8/1/2007
5618862	7.9875	305.01	360	350	6/13/2007	8/1/2007
5618863	8.3625	318.89	360	349	5/31/2007	7/1/2007
5618866	7.8625	334.12	360	349	5/25/2007	7/1/2007
5618873	6.6125	348.83	360	350	6/8/2007	8/1/2007
5618876	7.6125	397.7	360	350	6/4/2007	8/1/2007
5618877	8.7375	459.44	360	349	5/23/2007	7/1/2007
5618888	9.4875	567.04	360	350	6/18/2007	8/1/2007
5618890	7.9875	507.1	360	349	5/22/2007	7/1/2007
5618891	6.9875	460.47	360	350	6/13/2007	8/1/2007
5618892	6.9875	463.88	360	350	6/13/2007	8/1/2007
5618894	6.7375	479.02	360	349	5/25/2007	7/1/2007
5618896	6.9875	491.17	360	350	6/8/2007	8/1/2007
5618897	7.4875	530.15	360	350	6/11/2007	8/1/2007
5618905	6.9875	692.41	360	349	5/23/2007	7/1/2007
5618908	6.1125	677.83	360	349	5/31/2007	7/1/2007
5618909	5.9875	674.21	360	349	5/16/2007	7/1/2007
5618910	7.9875	823.33	360	349	6/7/2007	7/1/2007
5618911	7.0325	864.4	360	350	6/12/2007	8/1/2007
5618912	7.9875	878.98	360	350	6/8/2007	8/1/2007
5618913	8.4875	927.52	360	350	6/15/2007	8/1/2007
5618916	7.2375	889.4	360	348	4/13/2007	6/1/2007
5618922	6.4875	826.96	360	348	4/18/2007	6/1/2007
5618924	8.1125	988.09	360	350	6/8/2007	8/1/2007
5618927	6.6125	919.7	360	349	5/23/2007	7/1/2007
5618928	6.7375	931.42	360	350	6/19/2007	8/1/2007
5618931	8.2375	1,179.90	360	350	6/15/2007	8/1/2007
5618933	7.8625	1,152.36	360	348	4/6/2007	6/1/2007
5618936	7.6125	1,225.37	360	350	6/13/2007	8/1/2007
5618938	6.2375	1,254.02	360	349	5/29/2007	7/1/2007
5618939	7.7375	1,467.53	360	350	6/19/2007	8/1/2007
5618940	8.2375	1,660.85	360	349	6/4/2007	7/1/2007
5618941	7.7375	1,592.27	360	349	5/22/2007	7/1/2007
5618943	6.4875	1,621.50	360	350	6/18/2007	8/1/2007
5618946	6.1125	1,637.66	360	350	6/21/2007	8/1/2007
5618947	8.6125	2,188.02	360	349	6/5/2007	7/1/2007
5618948	6.1125	1,731.23	360	349	5/31/2007	7/1/2007
5618950	7.4875	2,092.64	360	349	5/9/2007	7/1/2007
5618952	7.9875	2,347.71	360	349	5/16/2007	7/1/2007
5618954	6.1125	2,339.98	360	349	6/1/2007	7/1/2007
5618955	7.4875	3,188.03	360	350	6/6/2007	8/1/2007
5618960	6.7375	413.05	360	350	6/13/2007	8/1/2007
5618961	8.2375	510	360	349	6/4/2007	7/1/2007
5618962	7.9875	515.57	360	349	5/21/2007	7/1/2007
5618963	9.2375	623.44	360	349	6/4/2007	7/1/2007
5618964	7.4875	516.67	360	350	6/12/2007	8/1/2007
5618965	8.6125	621.13	360	350	6/19/2007	8/1/2007
5618967	6.7375	503.7	360	349	5/25/2007	7/1/2007
5618969	6.2375	487.23	360	349	5/29/2007	7/1/2007
5618972	6.6125	604.14	360	349	5/23/2007	7/1/2007
5618973	6.7375	641.08	360	346	2/28/2007	4/1/2007
5618974	7.7375	810.67	360	350	6/8/2007	8/1/2007
5618975	8.2375	906.67	360	349	5/31/2007	7/1/2007
5618980	6.8625	1,064.00	360	350	6/19/2007	8/1/2007
5618981	6.3625	993.74	360	349	6/7/2007	7/1/2007
5618983	6.9875	1,389.58	360	349	5/30/2007	7/1/2007
5618984	6.1125	1,252.00	360	350	6/18/2007	8/1/2007
5618985	6.8625	1,413.13	360	349	5/21/2007	7/1/2007
5618987	5.9875	1,354.17	360	347	4/4/2007	5/1/2007
5618990	6.8625	1,938.00	360	350	6/14/2007	8/1/2007
5618994	5.9875	8,127.47	360	346	2/26/2007	4/1/2007
5618997	6.7375	4,191.41	360	350	6/8/2007	8/1/2007
5618998	8.2375	7,996.70	360	350	6/12/2007	8/1/2007
5618999	8.1125	4,024.54	360	350	6/15/2007	8/1/2007
5619000	7.6125	3,974.25	360	350	6/13/2007	8/1/2007
5624218	6.1125	1,778.02	360	350	6/25/2007	8/1/2007
5624219	5.7375	499.65	360	350	6/22/2007	8/1/2007
5624224	6.1125	1,113.61	360	350	6/25/2007	8/1/2007
5624226	7.7375	908.03	360	350	6/26/2007	8/1/2007
5624227	7.7375	908.03	360	350	6/26/2007	8/1/2007
5624232	8.6125	451.93	360	350	6/22/2007	8/1/2007
5624233	6.2375	685.54	360	350	6/22/2007	8/1/2007
5632931	7.4875	965.72	360	350	6/27/2007	8/1/2007
5632932	7.2375	1,479.25	360	350	6/25/2007	8/1/2007
5632933	5.7375	485.91	360	350	6/29/2007	8/1/2007
5632936	6.9875	982.33	360	350	6/25/2007	8/1/2007
5632937	7.3625	440.6	360	350	6/28/2007	8/1/2007
5721576	5.3625	4,588.19	180	156	4/6/2006	6/1/2006
5721577	5.6125	5,795.37	180	156	4/13/2006	6/1/2006
5721578	5.4875	986.53	180	156	4/5/2006	6/1/2006
5721579	6.1125	1,642.08	180	156	4/3/2006	6/1/2006
5721580	5.9875	5,101.67	180	156	4/3/2006	6/1/2006
5721581	6.3625	4,609.47	180	156	4/5/2006	6/1/2006
5721583	6.6125	5,239.65	180	64	8/25/1998	10/1/1998
5721587	5.9875	6,859.39	180	157	4/28/2006	7/1/2006
5721595	4.9875	3,569.22	180	146	6/30/2005	8/1/2005
5721598	5.9875	8,574.23	180	163	11/13/2006	1/1/2007
5721599	7.2375	415.31	180	163	11/15/2006	1/1/2007
5721601	5.7375	5,594.78	180	162	10/23/2006	12/1/2006
5721602	5.7375	421.93	180	163	11/13/2006	1/1/2007
5721603	5.2375	3,652.37	180	162	10/17/2006	12/1/2006
5721604	5.4875	10,313.69	180	162	10/10/2006	12/1/2006
5721605	5.7375	4,193.97	180	162	10/25/2006	12/1/2006
5721607	5.8625	5,103.75	180	163	11/7/2006	1/1/2007
5721608	5.6125	4,719.26	180	163	11/8/2006	1/1/2007
5721609	5.7375	4,401.56	180	163	11/30/2006	1/1/2007
5721610	5.9875	5,573.25	180	163	11/15/2006	1/1/2007
5721611	5.9875	3,258.21	180	163	11/13/2006	1/1/2007
5721612	5.9875	7,556.04	180	162	10/18/2006	12/1/2006
5721613	5.7375	12,657.86	180	163	11/15/2006	1/1/2007
5721614	5.9875	3,919.86	180	163	11/7/2006	1/1/2007
5721615	5.9875	5,213.14	180	163	11/17/2006	1/1/2007
5721616	5.6125	5,600.32	180	162	10/6/2006	12/1/2006
5721617	6.1125	6,006.54	180	162	10/17/2006	12/1/2006
5721619	5.9875	4,947.33	180	162	10/13/2006	12/1/2006
5721621	5.8625	5,852.30	180	162	10/5/2006	12/1/2006
5721622	5.8625	5,886.32	180	162	10/16/2006	12/1/2006
5721623	5.8625	3,640.67	180	161	9/28/2006	11/1/2006
5721624	5.9875	6,104.85	180	162	10/18/2006	12/1/2006
5582929	6.6125	552.58	360	348	4/30/2007	6/1/2007
5918084	6.7375	2,433.77	180	170	6/13/2007	8/1/2007
5694665	7.2375	496.21	360	349	3/15/2006	7/1/2007
5694735	6.1125	2,888.52	360	349	5/23/2007	7/1/2007
5695032	6.3625	351.54	360	350	6/21/2007	8/1/2007
5695082	6.6125	483.5	360	350	6/13/2007	8/1/2007
5695340	6.3625	817.08	360	349	5/24/2007	7/1/2007

LoanID	Next Due Date	Maturity Date	Original LTV	LTV	Original Combined LTV	Original App. Value
1913621	5/1/2008	4/1/2035	80	86.64	80	405,000.00
1802932	5/1/2008	4/1/2035	80	89.21	80	620,000.00
1803097	5/1/2008	4/1/2035	70	77.76	70	860,000.00
1861468	5/1/2008	4/1/2035	80	82.2	80	295,000.00
1861733	5/1/2008	4/1/2035	80	83.37	80	590,000.00
3831790	5/1/2008	11/1/2036	80	79.99	87.06	850,000.00
4327976	5/1/2008	2/1/2035	70	45.62	70	1,025,000.00
4327982	5/1/2008	2/1/2035	80	80	80	750,000.00
5549654	5/1/2008	5/1/2035	80	79.42	95	260,000.00
5091720	5/1/2008	7/1/2035	73.41	73.15	73.41	504,000.00
5092122	5/1/2008	10/1/2035	80	19.2	80	259,000.00
5094483	5/1/2008	12/1/2035	63.95	63.93	63.95	86,000.00
5097733	5/1/2008	10/1/2035	80	80	80	505,000.00
5098261	6/1/2008	11/1/2035	69.6	34.01	69.6	1,250,000.00
5099317	6/1/2008	1/1/2036	75	74.96	75	419,000.00
4950690	5/1/2008	2/1/2037	57.31	57.31	57.31	1,060,000.00
4376027	5/1/2008	4/1/2035	80	79.41	89.52	105,000.00
4376099	5/1/2008	5/1/2035	75	74.98	90	450,000.00
5383784	5/1/2008	1/1/2034	51.98	47.85	64.86	660,000.00
5384032	5/1/2008	3/1/2037	100	82.75	100	455,000.00
5384202	5/1/2008	4/1/2037	100	98.73	100	560,000.00
5384439	5/1/2008	2/1/2037	80	80	90	790,000.00
5384508	5/1/2008	3/1/2037	90	88.85	90	671,000.00
2283582	5/1/2008	9/1/2035	80	79.84	100	475,000.00
5590550	5/1/2008	4/1/2036	85	84.92	85	716,000.00
5590551	5/1/2008	9/1/2035	73.35	73.33	73.35	562,000.00
5590553	5/1/2008	5/1/2036	59.09	59.09	59.09	550,000.00
5590554	5/1/2008	3/1/2036	80	80.05	80	1,405,000.00
5590556	5/1/2008	4/1/2036	60	59.9	60	1,750,000.00
5590557	5/1/2008	7/1/2036	70	70	72.54	430,000.00
5590559	5/1/2008	5/1/2037	57.18	56.89	57.18	1,750,000.00
5590560	6/1/2008	9/1/2036	80	78.55	80	325,000.00
5590561	5/1/2008	11/1/2036	56.66	56.66	56.66	380,000.00
5590562	5/1/2008	5/1/2037	63.73	63.68	63.73	510,000.00
5590285	5/1/2008	5/1/2037	75	75	75	1,550,000.00
5590563	5/1/2008	6/1/2037	42.86	42.86	42.86	175,000.00
5590564	5/1/2008	2/1/2037	80	80	95	525,000.00
5590565	6/1/2008	1/1/2037	78.79	78.79	78.79	1,000,000.00
5590566	6/1/2008	2/1/2037	79.85	79.85	94.83	530,000.00
5590567	5/1/2008	5/1/2037	80	80	80	979,000.00
5590568	5/1/2008	3/1/2037	72.84	72.67	72.84	580,000.00
5590271	5/1/2008	2/1/2037	80	80	95	337,000.00
5590570	6/1/2008	6/1/2037	72.65	72.65	72.65	1,600,000.00
5590571	5/1/2008	5/1/2037	80	80	80	600,000.00
5590572	5/1/2008	5/1/2037	80	75.41	80	1,150,000.00
5590573	5/1/2008	3/1/2037	73.89	73.89	73.89	812,000.00
5590575	6/1/2008	5/1/2037	80	80	100	191,623.00
5590576	5/1/2008	5/1/2037	80	79.9	80	1,150,000.00
5590577	5/1/2008	3/1/2037	80	80	90	444,000.00
5590578	5/1/2008	5/1/2037	65	65	65	2,700,000.00
5590580	5/1/2008	6/1/2037	71.09	71.09	79.91	685,000.00
5590581	5/1/2008	6/1/2037	69.73	69.73	69.73	1,075,000.00
5590582	6/1/2008	5/1/2037	80	80	100	203,000.00
5590583	5/1/2008	5/1/2037	65.25	65.25	74.73	1,290,000.00
5590584	5/1/2008	5/1/2037	75	73.86	75	1,700,000.00
5590585	5/1/2008	5/1/2037	68.44	68.44	88.44	735,000.00
5590272	5/1/2008	5/1/2037	79.46	79.39	99.33	745,000.00
5590586	5/1/2008	5/1/2037	80	80	80	490,000.00
5590588	5/1/2008	5/1/2037	62	62	62	2,000,000.00
5590589	6/1/2008	5/1/2037	78.68	78.68	88.45	727,000.00
5590591	5/1/2008	5/1/2037	80	79.91	80	901,000.00
5590593	5/1/2008	5/1/2037	80	80	89.34	825,000.00
5590811	5/1/2008	5/1/2037	31.75	31.75	31.75	3,200,000.00
5590286	5/1/2008	5/1/2037	84.78	84.78	84.78	184,000.00
5590594	5/1/2008	5/1/2037	80	80	92.15	560,000.00
5590595	5/1/2008	5/1/2037	80	80	90	1,125,000.00
5590597	5/1/2008	5/1/2037	71	70.89	71	1,406,985.00
5590599	6/1/2008	5/1/2037	40.74	40.74	40.74	2,700,000.00
5590600	5/1/2008	5/1/2037	80	78.99	95	262,000.00
5590601	5/1/2008	5/1/2037	80	80	90	910,000.00
5590602	5/1/2008	5/1/2037	63.11	63.11	63.11	328,000.00
5590603	5/1/2008	6/1/2037	90	90	90	370,000.00
5590604	5/1/2008	6/1/2037	65	65	65	815,000.00
5590605	5/1/2008	5/1/2037	80	80	80	675,000.00
5590606	5/1/2008	5/1/2037	80	79.97	100	535,000.00
5590607	5/1/2008	5/1/2037	80	79.83	88.34	1,225,000.00
5590812	5/1/2008	5/1/2037	26.81	26.81	26.81	3,170,000.00
5590609	5/1/2008	5/1/2037	79.05	78.14	79.05	525,000.00
5590610	5/1/2008	5/1/2037	80	78.99	86.2	565,000.00
5590611	5/1/2008	5/1/2037	80	79.54	93.14	590,000.00
5590612	6/1/2008	5/1/2037	80	79.98	80	474,000.00
5590613	6/1/2008	6/1/2037	80	80	90	1,700,000.00
5590614	7/1/2008	5/1/2037	90	90	90	712,000.00
5590274	5/1/2008	5/1/2037	10	7.5	10	600,000.00
5590615	5/1/2008	5/1/2037	80	80	90	355,000.00
5590616	5/1/2008	5/1/2037	80	79.99	80	1,330,000.00
5590617	5/1/2008	5/1/2037	80	80	95	341,000.00
5590618	5/1/2008	5/1/2037	75	75	89.94	140,000.00
5590813	5/1/2008	5/1/2037	80	80	100	575,000.00
5590619	6/1/2008	5/1/2037	80	79.78	100	395,000.00
5590620	5/1/2008	5/1/2037	80	80	95	750,000.00
5590621	5/1/2008	4/1/2037	74.58	73.65	74.58	590,000.00
5590622	5/1/2008	5/1/2037	78.33	78.33	78.33	600,000.00
5590623	5/1/2008	5/1/2037	76.92	76.92	95	650,000.00
5590624	5/1/2008	5/1/2037	95	95	95	254,000.00
5590625	5/1/2008	5/1/2037	73.75	73.75	73.75	560,000.00
5590626	5/1/2008	5/1/2037	80	80	99.95	372,000.00
5590628	5/1/2008	5/1/2037	75	75	100	564,000.00
5590630	5/1/2008	5/1/2037	80	80	80	770,000.00
5590631	5/1/2008	5/1/2037	78.43	77.34	86.93	635,000.00
5590633	5/1/2008	5/1/2037	69.68	69.68	69.68	785,000.00
5590634	6/1/2008	5/1/2037	47.09	46.44	47.09	446,000.00
5590635	5/1/2008	5/1/2037	60.87	60.87	60.87	690,000.00
5590636	5/1/2008	5/1/2037	80	79.93	90	550,000.00
5590637	5/1/2008	5/1/2037	66.18	66.11	66.18	748,000.00
5590814	5/1/2008	5/1/2037	79.72	79.49	87.28	610,000.00
5590639	5/1/2008	5/1/2037	89.98	89.96	89.98	665,000.00
5590640	5/1/2008	5/1/2037	79.13	79.13	79.13	663,500.00
5590815	5/1/2008	5/1/2037	80	79.92	90	353,000.00
5590641	5/1/2008	5/1/2037	78.95	78.95	90	633,338.00
5590642	5/1/2008	5/1/2037	79.99	79.99	90.3	485,000.00
5590643	5/1/2008	5/1/2037	53.81	44.51	53.81	775,000.00
5590644	5/1/2008	5/1/2037	74.96	74.93	74.96	385,000.00
5590646	5/1/2008	5/1/2037	80	79.8	80	765,000.00
5590647	5/1/2008	5/1/2037	80	80	100	242,000.00
5590648	6/1/2008	5/1/2037	80	79.91	80	589,000.00
5590649	5/1/2008	5/1/2037	68	68	68	1,150,000.00
5590650	5/1/2008	5/1/2037	65.75	65.75	68.63	870,000.00
5590651	5/1/2008	5/1/2037	80	80	90	680,000.00
5590652	5/1/2008	5/1/2037	80	80	80	778,000.00
5590653	5/1/2008	5/1/2037	80	80	90	690,000.00
5590654	5/1/2008	5/1/2037	77.27	77.27	77.27	1,100,000.00
5590655	6/1/2008	5/1/2037	55.56	55.55	55.56	900,000.00
5590656	5/1/2008	5/1/2037	68.98	68.98	68.98	935,000.00
5590658	5/1/2008	5/1/2037	79.99	79.99	100	253,000.00
5590660	5/1/2008	5/1/2037	74.13	74.11	74.13	670,000.00
5590288	5/1/2008	5/1/2037	80	80	80	515,000.00
5590289	6/1/2008	5/1/2037	80	79.5	80	525,000.00
5590662	5/1/2008	5/1/2037	88.37	88.25	88.37	245,000.00
5590816	7/1/2008	5/1/2037	80	79.97	80	192,000.00
5590663	5/1/2008	5/1/2037	80	80	100	375,000.00
5590664	5/1/2008	5/1/2037	66.49	66.49	66.49	770,000.00
5590665	6/1/2008	5/1/2037	44.2	43.68	44.2	2,250,000.00
5590666	5/1/2008	5/1/2037	79.32	79.32	86.1	370,000.00
5590667	5/1/2008	5/1/2037	80	80	80	725,000.00
5590669	5/1/2008	5/1/2037	89.96	89.96	89.96	239,000.00
5590276	6/1/2008	5/1/2037	68.25	68.25	68.25	315,000.00
5590670	6/1/2008	5/1/2037	80	80	80	775,000.00
5590671	5/1/2008	5/1/2037	80	80	94.99	441,000.00
5590672	5/1/2008	6/1/2037	79.9	79.9	90	520,000.00
5590673	5/1/2008	5/1/2037	80	80	80	286,000.00
5590674	5/1/2008	5/1/2037	80	80	100	365,000.00
5590675	5/1/2008	5/1/2037	80	80	80	679,900.00
5590676	5/1/2008	5/1/2037	80	79.88	80	335,000.00
5590677	5/1/2008	5/1/2037	80	80	97.84	600,000.00
5590679	5/1/2008	5/1/2037	69	69	69	681,000.00
5590680	5/1/2008	5/1/2037	80	80	85	750,000.00
5590681	5/1/2008	5/1/2037	80	79.6	80	199,000.00
5590682	5/1/2008	5/1/2037	80	80	90	136,000.00
5590683	5/1/2008	5/1/2037	80	79.99	90	1,185,000.00
5590817	5/1/2008	5/1/2037	68	68	68	410,000.00
5590685	5/1/2008	5/1/2037	78.25	78.25	89.85	630,000.00
5590686	6/1/2008	6/1/2037	79.98	79.98	99.98	279,000.00
5590687	5/1/2008	5/1/2037	80	80	80	390,000.00
5590688	5/1/2008	5/1/2037	80	79.66	95	749,000.00
5590818	5/1/2008	5/1/2037	80	79.98	80	625,000.00
5590689	5/1/2008	5/1/2037	80	79.99	95	415,000.00
5590691	5/1/2008	5/1/2037	80	79.97	80	565,000.00
5590692	5/1/2008	5/1/2037	95	95	95	215,000.00
5590819	6/1/2008	5/1/2037	80	79.1	100	539,900.00
5590693	5/1/2008	5/1/2037	79.25	79.25	89.16	848,000.00
5590277	5/1/2008	5/1/2037	95	95	95	212,000.00
5590694	5/1/2008	5/1/2037	80	79.99	100	318,000.00
5590278	6/1/2008	5/1/2037	60.36	60.36	73.75	560,000.00
5590695	6/1/2008	5/1/2037	90	89.91	90	490,000.00
5590696	5/1/2008	5/1/2037	80	80	90	500,000.00
5590698	5/1/2008	5/1/2037	80	78.99	100	236,000.00
5590699	5/1/2008	5/1/2037	79.98	79.98	99.96	280,000.00
5590701	6/1/2008	5/1/2037	80	80	100	610,000.00
5590702	5/1/2008	5/1/2037	80	80	100	368,800.00
5590704	5/1/2008	5/1/2037	77.05	76.95	77.05	950,000.00
5590706	5/1/2008	5/1/2037	65	65	65	465,000.00
5590707	5/1/2008	5/1/2037	80	79.68	80	319,000.00
5590708	5/1/2008	5/1/2037	80	79.74	89.14	650,000.00
5590820	6/1/2008	5/1/2037	80	80	100	241,000.00
5590709	5/1/2008	5/1/2037	67.68	67.45	81.68	1,250,000.00
5590710	6/1/2008	5/1/2037	80	79.91	100	740,000.00
5590711	5/1/2008	5/1/2037	80	80	90	360,000.00
5590713	5/1/2008	5/1/2037	70	70	70	421,000.00
5590714	6/1/2008	5/1/2037	80	79.97	95	530,000.00
5590716	5/1/2008	5/1/2037	78.28	78.28	90	1,283,000.00
5590717	5/1/2008	5/1/2037	77.18	76.26	77.18	355,000.00
5590718	5/1/2008	5/1/2037	77.78	77.58	77.78	540,000.00
5590719	5/1/2008	5/1/2037	80	80	100	430,000.00
5590721	5/1/2008	5/1/2037	80	80	80	683,000.00
5590722	5/1/2008	5/1/2037	80	80	80	645,000.00
5590723	5/1/2008	5/1/2037	80	80	80	770,000.00
5590724	5/1/2008	5/1/2037	75	75	75	840,000.00
5590725	6/1/2008	5/1/2037	80	79.53	95	350,962.00
5590726	5/1/2008	5/1/2037	80	76.54	80	1,675,000.00
5590727	5/1/2008	5/1/2037	75	75	100	418,000.00
5590728	5/1/2008	5/1/2037	70	69.98	85	765,000.00
5590729	5/1/2008	5/1/2037	80	80	88.66	520,000.00
5590730	5/1/2008	5/1/2037	80	80	80	880,000.00
5590731	5/1/2008	5/1/2037	80	80	100	263,000.00
5590733	5/1/2008	5/1/2037	80	80	80	500,000.00
5590734	5/1/2008	5/1/2037	80	80	80	400,000.00
5590735	5/1/2008	6/1/2037	70	70	70	2,500,000.00
5590736	5/1/2008	5/1/2037	80	80	80	653,000.00
5590737	5/1/2008	5/1/2037	80	78.92	90	840,000.00
5590280	5/1/2008	5/1/2037	75	75	75	970,000.00
5590738	6/1/2008	5/1/2037	75	74.98	100	116,300.00
5590823	5/1/2008	5/1/2037	80	79.27	100	155,000.00
5590739	5/1/2008	5/1/2037	80	80	95	535,000.00
5590740	5/1/2008	5/1/2037	80	80	80	280,000.00
5590741	6/1/2008	5/1/2037	80	80	80	949,000.00
5590743	5/1/2008	5/1/2037	80	80	95	585,000.00
5590744	5/1/2008	5/1/2037	78.52	78.52	93.25	540,000.00
5590745	5/1/2008	5/1/2037	75	74.96	75	415,000.00
5590281	5/1/2008	5/1/2037	79.36	79.36	79.36	580,000.00
5590747	5/1/2008	5/1/2037	79.99	76.71	79.99	270,000.00
5590282	5/1/2008	5/1/2037	80	80	100	480,000.00
5590748	5/1/2008	5/1/2037	70	70	77.06	850,000.00
5590749	5/1/2008	5/1/2037	80	80	90	235,000.00
5590750	5/1/2008	5/1/2037	43.23	43.23	43.23	1,235,000.00
5590751	5/1/2008	5/1/2037	76	76	95	275,000.00
5590752	5/1/2008	6/1/2037	75	74.98	100	280,000.00
5590753	5/1/2008	5/1/2037	80	80	90	750,000.00
5590757	5/1/2008	5/1/2037	95	93.71	95	260,000.00
5590824	5/1/2008	5/1/2037	77.96	77.96	77.96	372,000.00
5590758	5/1/2008	5/1/2037	75	75	75	576,000.00
5590759	5/1/2008	5/1/2037	95	95	95	355,000.00
5590761	5/1/2008	5/1/2037	66.98	66.98	66.98	630,000.00
5590762	5/1/2008	5/1/2037	80	78.89	90	670,000.00
5590763	5/1/2008	5/1/2037	80	80	80	700,000.00
5590765	6/1/2008	5/1/2037	80	80	100	225,000.00
5590767	6/1/2008	5/1/2037	53.91	53.91	53.91	640,000.00
5590768	5/1/2008	5/1/2037	80	80	100	610,000.00
5590769	5/1/2008	5/1/2037	79.75	79.74	79.75	300,000.00
5590283	5/1/2008	5/1/2037	44.12	43.93	44.12	680,000.00
5590770	5/1/2008	5/1/2037	80	79.78	100	151,000.00
5590771	5/1/2008	6/1/2037	80	80	80	620,000.00
5590825	5/1/2008	5/1/2037	53.73	52.72	53.73	925,000.00
5590772	5/1/2008	6/1/2037	80	80	90	362,000.00
5590773	6/1/2008	5/1/2037	60.45	60.19	60.45	620,000.00
5590774	6/1/2008	5/1/2037	80	80	100	357,000.00
5590775	6/1/2008	5/1/2037	80	79.17	100	550,000.00
5590776	5/1/2008	5/1/2037	80	80	84.94	365,000.00
5590777	5/1/2008	5/1/2037	80	79.99	100	315,000.00
5590778	5/1/2008	5/1/2037	80	80	80	610,000.00
5590780	5/1/2008	5/1/2037	65.31	64.49	65.31	400,000.00
5590781	5/1/2008	5/1/2037	80	80	100	254,000.00
5590826	6/1/2008	5/1/2037	80	79.67	100	238,000.00
5590782	5/1/2008	5/1/2037	80	80	80	290,000.00
5590783	5/1/2008	5/1/2037	62.27	62.27	62.27	485,000.00
5590784	5/1/2008	5/1/2037	71.51	71.51	71.51	172,000.00
5590785	5/1/2008	5/1/2037	74.48	74.48	74.48	1,240,000.00
5590786	5/1/2008	5/1/2037	80	80	100	271,000.00
5590827	5/1/2008	6/1/2037	80	80	100	320,000.00
5590828	5/1/2008	5/1/2037	80	80	88.91	247,000.00
5590829	5/1/2008	5/1/2037	78.61	78.61	78.61	575,000.00
5590788	6/1/2008	5/1/2037	77.94	77.94	95	535,000.00
5590789	6/1/2008	6/1/2037	80	80	100	360,000.00
5590790	5/1/2008	5/1/2037	70	70	100	345,900.00
5590791	5/1/2008	5/1/2037	80	80	90	540,000.00
5590792	5/1/2008	5/1/2037	80	79.98	100	635,000.00
5590794	7/1/2008	5/1/2037	80	80	100	590,000.00
5590795	5/1/2008	5/1/2037	80	80	95	345,000.00
5590796	5/1/2008	6/1/2037	80	80	90	425,000.00
5590798	6/1/2008	5/1/2037	80	79.67	95	610,000.00
5590799	5/1/2008	5/1/2037	80	80	100	207,000.00
5590800	5/1/2008	5/1/2037	80	80	95	375,000.00
5590801	5/1/2008	5/1/2037	80	80	100	805,000.00
5590830	5/1/2008	5/1/2037	80	80	100	785,000.00
5590802	5/1/2008	5/1/2037	80	80	100	240,000.00
5590831	5/1/2008	5/1/2037	80	80	100	243,000.00
5590284	5/1/2008	6/1/2037	80	80	80	230,000.00
5590804	6/1/2008	6/1/2037	80	79.71	90	315,250.00
5590833	5/1/2008	5/1/2037	70	69.22	70	3,700,000.00
5590805	5/1/2008	5/1/2037	80	80	94.98	365,000.00
5590806	5/1/2008	5/1/2037	79.99	79.99	89.97	280,000.00
5590807	5/1/2008	5/1/2037	80	80	100	416,000.00
5590808	5/1/2008	5/1/2037	80	80	100	478,000.00
5585294	5/1/2008	5/1/2037	78.77	78.77	93.36	685,500.00
5655775	5/1/2008	6/1/2037	80	80	90	820,000.00
5655777	5/1/2008	7/1/2047	80	79.74	100	245,000.00
5655786	5/1/2008	6/1/2037	80	80	80	25,000.00
5655789	5/1/2008	6/1/2037	78.19	78.19	100	772,500.00
5655790	5/1/2008	6/1/2037	75.71	75.71	95	350,000.00
5655796	5/1/2008	8/1/2037	80	80	90	760,000.00
5656048	5/1/2008	7/1/2037	80	80	80	752,585.00
5595749	5/1/2008	2/1/2037	80	80	100	251,000.00
5595762	5/1/2008	2/1/2037	80	80	90	440,000.00
5584881	5/1/2008	6/1/2037	78.77	78.77	78.77	650,000.00
5789744	6/1/2008	5/1/2037	75	77.43	75	310,000.00
5789746	6/1/2008	5/1/2037	80	80.79	80	252,000.00
5789748	5/1/2008	8/1/2037	72.38	73.47	72.38	525,000.00
5789749	5/1/2008	5/1/2037	61.5	63.4	61.5	1,000,000.00
5789751	5/1/2008	6/1/2037	80	82.36	80	220,000.00
5789752	5/1/2008	7/1/2037	69.95	71.99	69.95	420,000.00
5789753	5/1/2008	7/1/2037	90	91.85	90	122,000.00
5789754	5/1/2008	6/1/2037	80	82.15	80	700,000.00
5789755	5/1/2008	7/1/2037	87.06	88.96	87.06	510,000.00
5789756	5/1/2008	8/1/2037	45.22	46.29	45.22	575,000.00
5789761	5/1/2008	1/1/2037	80	83.32	80	395,000.00
5789763	5/1/2008	8/1/2047	64.95	66.91	64.95	388,000.00
5789764	5/1/2008	8/1/2037	80	82.01	80	170,000.00
5789766	6/1/2008	5/1/2037	45.56	46.71	45.56	1,115,000.00
5789767	5/1/2008	8/1/2037	77.04	78.95	77.04	540,000.00
5789769	5/1/2008	6/1/2037	80	82.18	80	765,000.00
5789771	6/1/2008	5/1/2037	80	80.04	80	548,000.00
5789773	5/1/2008	6/1/2047	95	97.73	95	396,000.00
5789775	6/1/2008	5/1/2037	72.67	75.24	72.67	300,000.00
5789777	5/1/2008	5/1/2037	70	72.36	70	202,000.00
5789778	5/1/2008	7/1/2047	80	82.64	80	420,000.00
5789780	6/1/2008	6/1/2037	61.69	63.44	61.69	710,000.00
5789781	6/1/2008	8/1/2047	78.9	81.23	78.9	310,000.00
5789782	6/1/2008	6/1/2037	95	97.04	95	500,000.00
5789783	5/1/2008	7/1/2037	54.9	56.38	54.9	400,000.00
5789785	5/1/2008	7/1/2037	90	91.91	90	325,000.00
5789788	5/1/2008	8/1/2037	80	82.01	80	170,000.00
5789789	6/1/2008	6/1/2037	63.14	64.87	63.14	700,000.00
5789793	5/1/2008	7/1/2037	79.85	82	79.85	273,000.00
5789795	6/1/2008	6/1/2037	70	72.09	70	405,000.00
5789797	5/1/2008	7/1/2037	79.83	82.14	79.83	370,000.00
5789799	5/1/2008	6/1/2037	33.61	34.53	33.61	1,050,000.00
5789800	5/1/2008	8/1/2037	80	82.01	80	120,000.00
5911639	5/1/2008	8/1/2037	79.84	79.31	79.84	1,225,000.00
5911641	6/1/2008	8/1/2037	69.51	69.51	69.51	1,079,000.00
5911642	5/1/2008	8/1/2037	75	75	75	1,295,000.00
5911643	6/1/2008	8/1/2037	80	79.98	80	3,200,000.00
5911644	5/1/2008	8/1/2037	80	79.48	95	640,000.00
5911645	5/1/2008	8/1/2037	80	80	90	576,000.00
5911646	5/1/2008	8/1/2037	75.47	75.44	75.47	750,000.00
5911647	5/1/2008	7/1/2037	76.19	76.17	76.19	168,000.00
5911648	6/1/2008	8/1/2037	57.02	56.48	57.02	1,628,500.00
5911649	5/1/2008	8/1/2037	70.77	70.75	70.77	650,000.00
5911650	5/1/2008	8/1/2037	74	73.67	74	2,500,000.00
5911651	5/1/2008	8/1/2037	70	70	70	1,100,000.00
5911652	5/1/2008	8/1/2037	80	80	80	560,000.00
5911653	6/1/2008	8/1/2037	80	79.72	84.61	650,000.00
5911654	5/1/2008	8/1/2037	68.18	67.67	68.18	2,200,000.00
5911656	5/1/2008	8/1/2037	76.14	75.79	76.14	1,970,000.00
5911659	7/1/2008	8/1/2037	54.82	54.82	54.82	2,200,000.00
5911660	5/1/2008	8/1/2037	75.37	75.37	75.37	815,000.00
5911662	5/1/2008	8/1/2037	79.48	79.48	79.48	1,145,000.00
5911663	5/1/2008	8/1/2037	71.01	71.01	71.01	790,000.00
6023807	5/1/2008	5/1/2047	80	79.43	95	261,000.00
5223312	5/1/2008	4/1/2037	72.99	72.99	72.99	1,370,000.00
5223314	5/1/2008	4/1/2037	71.32	71.32	71.32	380,000.00
5223317	6/1/2008	4/1/2037	73.6	73.59	73.6	356,000.00
5223318	5/1/2008	4/1/2037	59.69	59.55	95	260,000.00
5223320	5/1/2008	4/1/2037	62.61	61.98	95	115,000.00
5223321	5/1/2008	4/1/2037	64.59	64.58	64.59	1,700,000.00
5223323	5/1/2008	4/1/2037	80	80	80	666,000.00
5223325	5/1/2008	4/1/2037	46.88	46.86	46.88	320,000.00
5223327	5/1/2008	4/1/2037	75	75	75	625,000.00
5223332	6/1/2008	3/1/2037	80	79.71	95	112,000.00
5223333	5/1/2008	3/1/2037	80	80	95	350,000.00
5223348	5/1/2008	3/1/2037	80	80	95	235,000.00
5223350	6/1/2008	3/1/2037	80	80	93	640,000.00
5223353	5/1/2008	3/1/2037	95	95	95	376,000.00
5223354	5/1/2008	3/1/2037	80	80	80	260,000.00
5223356	5/1/2008	3/1/2037	73.85	73.85	73.85	649,999.59
5223358	5/1/2008	3/1/2037	70	69.2	70	265,000.00
5223362	5/1/2008	3/1/2037	80	79	90	368,000.00
5223365	5/1/2008	3/1/2037	80	79.98	95.15	297,000.00
5223367	5/1/2008	3/1/2037	60	60	60	750,000.00
5223371	5/1/2008	3/1/2037	74.99	74.95	90	540,000.00
5223372	5/1/2008	3/1/2037	80	80	80	320,000.00
5223374	6/1/2008	3/1/2037	61.95	61.95	61.95	565,000.02
5223382	6/1/2008	3/1/2037	80	80	100	210,000.00
5223384	5/1/2008	3/1/2037	73.78	73.41	73.78	899,999.73
5223388	5/1/2008	3/1/2037	70	69.94	100	415,000.00
5223396	5/1/2008	3/1/2037	80	80	100	650,000.00
5223408	5/1/2008	2/1/2037	57.14	57.14	69.97	420,000.00
5223416	5/1/2008	2/1/2037	90	89	90	141,000.00
5223422	5/1/2008	2/1/2037	80	80	90	163,500.00
5223425	5/1/2008	2/1/2037	80	79.99	89.93	765,000.00
5223428	5/1/2008	2/1/2037	80	80	90	340,000.00
5223429	6/1/2008	2/1/2037	77.1	76.2	77.1	193,000.00
5223431	5/1/2008	2/1/2037	79.53	79.53	79.53	430,000.00
5223432	6/1/2008	1/1/2037	80	79.9	80	370,000.00
5223440	5/1/2008	12/1/2036	70	70	70	1,200,000.00
5595747	5/1/2008	2/1/2037	80	78.56	90	363,000.00
5595753	6/1/2008	2/1/2037	77.05	77.05	100	124,000.00
5595756	6/1/2008	2/1/2037	80	80	89.96	223,000.00
5595759	6/1/2008	2/1/2037	80	79.58	100	220,000.00
5595760	5/1/2008	2/1/2037	65	64.99	65	280,000.00
5595763	5/1/2008	2/1/2037	80	78.9	100	198,000.00
5595766	5/1/2008	1/1/2037	78.54	78.54	100	350,000.00
5595768	5/1/2008	1/1/2037	80	80	90	219,000.00
5595770	6/1/2008	1/1/2037	80	80	90	839,000.00
5595773	5/1/2008	1/1/2037	79.99	79.54	79.99	222,000.00
5595774	5/1/2008	1/1/2037	75	74.8	75	285,000.00
5595782	5/1/2008	12/1/2036	68.75	68.75	68.75	400,000.00
5595783	5/1/2008	12/1/2036	80	80	80	320,000.00
5595788	5/1/2008	12/1/2036	76	74.68	76	480,000.00
5595789	6/1/2008	12/1/2036	80	78.64	95	287,000.00
5595791	6/1/2008	12/1/2036	75.34	75.34	75.34	337,000.00
5223399	5/1/2008	2/1/2037	94.3	93.36	94.3	141,000.00
5223351	5/1/2008	3/1/2037	100	97.92	100	220,000.00
5223386	5/1/2008	3/1/2037	67.61	66.76	67.61	355,000.18
3768710	5/1/2008	9/1/2036	80	80	100	129,000.00
4765653	5/1/2008	11/1/2046	79.7	79.14	79.7	665,000.00
4765676	5/1/2008	11/1/2046	79.01	78.48	90.71	1,300,000.00
4330645	5/1/2008	11/1/2019	70	57.04	70	720,000.00
4331188	5/1/2008	12/1/2019	80	66.94	80	850,000.00
4806129	5/1/2008	2/1/2037	75	73.84	100	258,000.00
4805984	5/1/2008	2/1/2037	71	70.97	81.65	200,000.00
4804992	5/1/2008	2/1/2037	88.96	88.96	88.96	335,000.00
4805770	5/1/2008	1/1/2037	80	79.84	90	900,000.00
4805401	5/1/2008	2/1/2037	73.56	73.51	90	292,000.00
4805533	5/1/2008	2/1/2037	80	78.98	100	230,000.00
4960228	5/1/2008	12/1/2036	78.92	77.8	78.92	292,000.00
4960115	5/1/2008	3/1/2037	79.98	78.88	79.98	195,000.00
5106298	5/1/2008	2/1/2037	80	80	100	314,000.00
5049047	5/1/2008	3/1/2037	79.71	78.51	79.71	207,000.00
5049153	5/1/2008	3/1/2037	80	79.98	100	285,000.00
5049095	5/1/2008	3/1/2037	80	79.96	100	240,000.00
5112417	5/1/2008	3/1/2037	43.44	43.44	43.44	960,000.00
5112064	5/1/2008	3/1/2037	80	79.11	80	450,000.00
5112500	5/1/2008	3/1/2037	73.42	72.29	73.42	237,000.00
5111998	5/1/2008	3/1/2037	67.5	66.29	67.5	200,000.00
5531186	5/1/2008	5/1/2037	80	79.04	80	890,000.00
5577107	5/1/2008	6/1/2037	80	79.08	80	795,000.00
5577365	5/1/2008	6/1/2037	80	78.71	80	700,000.00
5531157	5/1/2008	5/1/2037	76.92	75.77	76.92	650,000.00
5577411	5/1/2008	6/1/2037	76.61	75.54	76.61	660,000.00
5531107	5/1/2008	6/1/2037	80	78.92	89.16	655,000.00
5577521	5/1/2008	6/1/2037	63.64	63	63.64	880,000.00
5577522	5/1/2008	6/1/2037	80	79.16	80	760,000.00
5577523	5/1/2008	6/1/2037	78.15	77.32	78.15	650,000.00
5361751	5/1/2008	4/1/2037	90	89.97	90	220,000.00
5419737	5/1/2008	4/1/2037	50	49.39	50	300,000.00
5361725	5/1/2008	4/1/2037	85	85	85	175,000.00
5361580	5/1/2008	5/1/2037	80	79.15	80	360,000.00
5362091	5/1/2008	4/1/2037	70	69.98	70	1,100,000.00
5362036	5/1/2008	4/1/2037	90	89.16	90	122,000.00
5361943	5/1/2008	4/1/2037	73.56	73.54	73.56	450,000.00
5419754	5/1/2008	5/1/2037	73.75	72.98	95	240,000.00
5419756	5/1/2008	5/1/2037	78.24	77.48	78.24	170,000.00
5361470	5/1/2008	4/1/2037	78.66	78.66	88.5	329,500.00
5362207	5/1/2008	4/1/2037	80	79.41	80	88,000.00
5362306	5/1/2008	4/1/2037	79.98	79.98	89.98	175,100.00
5419768	5/1/2008	5/1/2037	73.75	72.93	73.75	400,000.00
5362075	5/1/2008	4/1/2037	74.22	73.38	89.06	192,000.00
5361628	5/1/2008	4/1/2037	68.32	67.47	68.32	262,000.00
5419778	5/1/2008	5/1/2037	70	69.18	90	205,000.00
5419779	5/1/2008	5/1/2037	85	85	85	330,000.00
5362220	5/1/2008	4/1/2037	58.9	58.9	58.9	245,000.00
5361623	5/1/2008	4/1/2037	78.38	78.38	78.38	370,000.00
5419793	5/1/2008	5/1/2037	90	89.11	90	367,000.00
5361598	5/1/2008	4/1/2027	79.77	77.23	79.77	351,000.00
5361585	5/1/2008	4/1/2037	28.85	28.48	28.85	780,000.00
5361621	5/1/2008	4/1/2037	61.05	60.27	61.05	475,000.00
5362117	5/1/2008	4/1/2037	75	75	86.52	230,000.00
5419823	5/1/2008	4/1/2037	74.08	73.15	74.08	625,000.00
5419837	5/1/2008	4/1/2037	63.71	63.71	63.71	700,000.00
5361986	5/1/2008	4/1/2037	74.87	74.86	74.87	187,000.00
5361492	5/1/2008	4/1/2037	80	80	95	142,000.00
5361707	5/1/2008	4/1/2022	57.29	54.65	57.29	288,000.00
5419853	5/1/2008	5/1/2037	51.59	51.59	51.59	725,000.00
5362277	5/1/2008	4/1/2037	57.73	57.01	57.73	317,000.00
5361827	5/1/2008	4/1/2037	68.57	67.76	68.57	175,000.00
5361739	5/1/2008	4/1/2037	28.29	27.67	28.29	410,000.00
5361591	5/1/2008	4/1/2037	69.96	69.96	83.4	506,000.00
5362222	6/1/2008	4/1/2037	79.45	79.45	89.09	550,000.00
5361483	5/1/2008	4/1/2037	78.68	78.68	87.74	530,000.00
5362056	5/1/2008	4/1/2037	80	79.1	80	272,000.00
5361874	5/1/2008	4/1/2037	80	80	87.71	325,000.00
5419892	5/1/2008	5/1/2037	57.89	57.25	57.89	380,000.00
5419896	5/1/2008	5/1/2037	75	74.29	75	75,000.00
5419907	5/1/2008	4/1/2037	80	79.01	87.84	255,000.00
5361771	5/1/2008	5/1/2022	51.28	49.21	51.28	195,000.00
5419911	6/1/2008	5/1/2037	48.84	48.84	48.84	215,000.00
5419923	5/1/2008	5/1/2037	70.87	70.02	70.87	381,000.00
5361501	5/1/2008	4/1/2037	75	74.2	75	350,000.00
5419931	5/1/2008	4/1/2037	90	89.05	90	295,000.00
5419936	6/1/2008	5/1/2037	80	79.08	80	365,000.00
5361893	5/1/2008	4/1/2037	80	80	80	302,000.00
5419940	5/1/2008	5/1/2037	94.98	94.26	94.98	96,000.00
5362131	5/1/2008	5/1/2037	79.99	79.16	79.99	200,000.00
5361522	5/1/2008	4/1/2037	80	79.07	80	140,000.00
5361777	5/1/2008	4/1/2037	53.49	52.84	53.49	215,000.00
5362074	5/1/2008	4/1/2037	54.25	53.59	54.25	212,000.00
5361947	5/1/2008	4/1/2037	54.76	54.1	54.76	210,000.00
5362253	5/1/2008	4/1/2037	56.19	55.51	56.19	210,000.00
5419957	5/1/2008	5/1/2022	79.84	76.78	79.84	121,500.00
5362079	5/1/2008	4/1/2037	20.26	19.99	20.26	780,000.00
5420037	5/1/2008	5/1/2037	29.41	29.07	29.41	425,000.00
5361843	6/1/2008	4/1/2037	39.63	39.11	39.63	540,000.00
5362236	5/1/2008	4/1/2037	40.32	39.82	40.32	780,000.00
5361998	5/1/2008	4/1/2037	44.38	43.8	44.38	160,000.00
5362174	5/1/2008	4/1/2037	46.81	46.21	46.81	470,000.00
5361880	5/1/2008	5/1/2037	47.06	47.06	47.06	1,275,000.00
5362217	5/1/2008	4/1/2037	49.94	49.94	49.94	835,000.00
5420020	5/1/2008	5/1/2037	52.08	51.49	52.08	288,000.00
5362026	5/1/2008	4/1/2037	52.34	52.34	52.34	535,000.00
5361563	5/1/2008	4/1/2037	53.81	53.12	53.81	197,000.00
5420039	5/1/2008	5/1/2037	55.88	55.24	55.88	510,000.00
5361555	5/1/2008	4/1/2037	56.67	56.67	56.67	300,000.00
5362255	5/1/2008	4/1/2037	56.89	56.25	56.89	1,582,000.00
5361590	5/1/2008	4/1/2022	63.31	60.48	63.31	153,000.00
5420019	5/1/2008	4/1/2037	64.42	64.4	64.42	520,000.00
5361651	5/1/2008	4/1/2037	53.81	53.18	66.71	775,000.00
5362008	5/1/2008	4/1/2037	67.86	67.86	67.86	280,000.00
5361548	5/1/2008	4/1/2037	70.03	69.17	70.03	307,000.00
5362205	5/1/2008	4/1/2037	73.91	73.04	73.91	460,000.00
5362102	5/1/2008	4/1/2037	76.92	75.96	76.92	260,000.00
5362146	5/1/2008	4/1/2037	80	80	80	400,000.00
5420034	5/1/2008	4/1/2037	64.71	64.7	88.24	850,000.00
5361683	5/1/2008	4/1/2037	72	72	88.51	630,000.00
5581808	5/1/2008	2/1/2047	58.06	57.65	58.06	775,000.00
5581809	5/1/2008	5/1/2047	75	74.56	75	590,000.00
5581810	5/1/2008	6/1/2047	43.75	43.53	43.75	3,200,000.00
5581811	5/1/2008	2/1/2047	59.09	58.69	59.09	1,100,000.00
5581812	5/1/2008	3/1/2047	80	79.45	80	1,150,000.00
5581813	5/1/2008	3/1/2047	73.98	73.48	73.98	1,200,000.00
5581814	5/1/2008	3/1/2047	69.57	69.15	69.57	2,300,000.00
5581815	5/1/2008	5/1/2047	78.95	78.53	78.95	1,900,000.00
5581816	5/1/2008	2/1/2047	71.43	70.92	71.43	770,000.00
5581817	5/1/2008	6/1/2047	80	79.63	89.78	675,000.00
5581818	6/1/2008	4/1/2047	80	79.53	90	590,000.00
5581819	5/1/2008	2/1/2047	78.64	78.13	78.64	620,000.00
5581820	5/1/2008	5/1/2047	80	79.58	80	1,050,000.00
5581822	5/1/2008	4/1/2047	54.19	53.89	54.19	875,000.00
5581823	5/1/2008	5/1/2047	70.24	69.82	70.24	1,685,000.00
5581824	5/1/2008	5/1/2047	80	79.58	87.43	915,000.00
5581825	5/1/2008	4/1/2047	80	79.57	80	725,000.00
5581826	5/1/2008	3/1/2047	80	79.54	90	1,075,000.00
5581827	5/1/2008	4/1/2047	80	79.5	89.13	670,000.00
5318347	5/1/2008	5/1/2037	80	80	89	700,000.00
5318211	5/1/2008	4/1/2037	80	80	80	1,000,000.00
5318042	5/1/2008	5/1/2037	67.01	67.01	67.01	1,170,000.00
5318355	5/1/2008	4/1/2037	73.86	73.86	73.86	880,000.00
5453544	5/1/2008	4/1/2037	77.64	76.64	77.64	237,000.00
5453556	5/1/2008	4/1/2037	71.52	70.65	71.52	158,000.00
5453558	6/1/2008	5/1/2037	66.14	65.4	66.14	440,000.00
5453565	5/1/2008	4/1/2037	67.86	66.97	67.86	140,000.00
5453591	5/1/2008	6/1/2036	75	73.95	80	109,000.00
5514445	5/1/2008	3/1/2022	70	66.52	70	634,500.00
5514435	6/1/2008	3/1/2022	70	66.65	70	800,000.00
5514429	5/1/2008	2/1/2017	80	72.55	90	800,000.00
5459924	5/1/2008	4/1/2037	80	79.07	100	215,000.00
5459930	5/1/2008	5/1/2037	53.5	53.5	53.5	1,000,000.00
5459941	5/1/2008	4/1/2037	79.98	79.98	99.82	218,000.00
5459950	6/1/2008	11/1/2036	80	80	95	230,000.00
5459958	5/1/2008	5/1/2037	60	59.35	60	1,000,000.00
5460008	5/1/2008	4/1/2037	80	80	90	775,000.00
5460035	5/1/2008	8/1/2036	67.8	67.8	67.8	590,000.00
5460041	5/1/2008	12/1/2036	80	78.75	94.79	287,900.00
5460046	5/1/2008	10/1/2036	80	80	90	155,000.00
5460052	5/1/2008	2/1/2037	78.45	77.37	91.78	515,000.00
5460061	5/1/2008	5/1/2037	80	80	90	505,000.00
5460078	6/1/2008	4/1/2037	65	64.63	65	1,750,000.00
5222482	5/1/2008	4/1/2037	69.23	68.18	75	195,000.00
5222502	5/1/2008	4/1/2037	65	64.15	65	712,000.00
5222562	5/1/2008	4/1/2022	68.57	67.92	77.14	1,400,000.00
5222580	5/1/2008	4/1/2037	76.23	75.15	76.23	530,000.00
5222586	5/1/2008	4/1/2037	50.75	50	50.75	460,000.00
5222614	5/1/2008	4/1/2037	68.57	67.82	68.57	122,500.00
5222615	5/1/2008	4/1/2047	57.14	56.73	57.14	350,000.00
5222637	5/1/2008	4/1/2037	72.07	71.05	72.07	555,000.00
5222674	6/1/2008	4/1/2047	67.35	66.88	67.35	245,000.00
5222687	5/1/2008	4/1/2037	75	74.02	75	300,000.00
5222704	5/1/2008	4/1/2022	50	47.79	50	418,000.00
5222736	5/1/2008	4/1/2022	80	75.98	80	270,000.00
5222980	5/1/2008	3/1/2037	100	98.72	100	195,000.00
5223007	5/1/2008	3/1/2032	80	79.92	100	455,000.00
5223035	5/1/2008	3/1/2022	80	75.84	80	235,000.00
5223040	5/1/2008	3/1/2032	80	80	90	775,000.00
5223057	5/1/2008	3/1/2022	56.33	53.01	56.33	316,000.00
5223061	5/1/2008	3/1/2037	80	78.91	100	398,000.00
5223163	5/1/2008	3/1/2022	80	78.85	100	286,000.00
5223235	5/1/2008	2/1/2037	74	72.93	92.78	450,000.00
5222388	5/1/2008	4/1/2022	68.42	65.38	68.42	190,000.00
5222433	5/1/2008	4/1/2037	79.17	78.06	79.17	240,000.00
5222438	5/1/2008	4/1/2037	80	78.87	80	575,000.00
5222453	5/1/2008	4/1/2047	85	84.46	85	215,000.00
5222413	6/1/2008	4/1/2037	80	79.24	95	200,000.00
5222475	5/1/2008	4/1/2037	80	78.79	80	325,000.00
5222420	5/1/2008	4/1/2037	80	80	94.97	245,000.00
5595128	6/1/2008	2/1/2022	97.73	92.96	100	46,000.00
5595171	6/1/2008	2/1/2037	81.69	80.78	81.69	71,000.00
5595200	5/1/2008	2/1/2037	80	79.85	80	74,000.00
5595237	5/1/2008	2/1/2037	79.99	79.99	99.98	700,000.00
5595370	5/1/2008	2/1/2037	80	78.95	100	344,000.00
5595459	5/1/2008	12/1/2036	90	88.8	90	97,000.00
5595484	5/1/2008	12/1/2036	79.3	78.4	94.97	133,000.00
5618851	5/1/2008	6/1/2022	75	72.27	75	60,000.00
5618852	5/1/2008	7/1/2022	75	72.43	90	107,000.00
5618855	5/1/2008	6/1/2037	70	69.44	90	51,900.00
5618856	5/1/2008	3/1/2037	75	74.91	90	540,000.00
5618858	5/1/2008	7/1/2037	70	69.52	90	53,500.00
5618860	5/1/2008	7/1/2037	71.49	71.02	90	53,994.00
5618862	5/1/2008	7/1/2037	70	69.49	70	58,000.00
5618863	5/1/2008	6/1/2037	58.58	58.05	58.58	69,990.00
5618866	5/1/2008	6/1/2037	75	74.39	75	60,000.00
5618873	5/1/2008	7/1/2037	60	59.38	60	88,500.00
5618876	5/1/2008	7/1/2037	78.36	77.09	78.36	69,997.00
5618877	5/1/2008	6/1/2037	79.98	79.43	94.96	71,393.00
5618888	6/1/2008	7/1/2037	75	74.55	75	88,000.00
5618890	5/1/2008	6/1/2037	75	74.4	75	90,000.00
5618891	5/1/2008	7/1/2037	75	74.34	75	90,000.00
5618892	5/1/2008	7/1/2037	80	79.29	80	85,000.00
5618894	5/1/2008	6/1/2037	80	79.13	80	90,000.00
5618896	5/1/2008	7/1/2037	80	79.29	80	90,000.00
5618897	5/1/2008	7/1/2037	26.43	26.19	26.43	279,985.00
5618905	5/1/2008	6/1/2037	70	69.32	70	145,000.00
5618908	5/1/2008	6/1/2037	79.2	78.22	94.18	137,184.00
5618909	5/1/2008	6/1/2037	79.51	78.58	79.51	137,719.00
5618910	5/1/2008	6/1/2037	80	79.18	95	136,990.00
5618911	5/1/2008	7/1/2037	85	84.15	85	135,300.00
5618912	8/1/2008	7/1/2037	90	89.08	90	130,000.00
5618913	5/1/2008	7/1/2037	90	89.41	90	131,000.00
5618916	5/1/2008	5/1/2037	80	79.2	90	159,000.00
5618922	5/1/2008	5/1/2037	68.92	68.12	68.92	184,997.00
5618924	5/1/2008	7/1/2037	49.06	48.55	49.06	264,982.00
5618927	5/1/2008	6/1/2037	38.89	38.49	38.89	359,990.00
5618928	5/1/2008	7/1/2037	70	69.35	70	200,000.00
5618931	5/1/2008	7/1/2037	90	89.38	90	170,500.00
5618933	5/1/2008	5/1/2037	77.6	76.91	77.6	200,000.00
5618936	5/1/2008	7/1/2037	70.42	69.87	70.42	239,989.00
5618938	5/1/2008	6/1/2037	80	79.11	80	248,000.00
5618939	5/1/2008	7/1/2037	57.98	57.54	57.98	344,947.00
5618940	5/1/2008	6/1/2037	74.49	73.93	74.49	289,972.00
5618941	5/1/2008	6/1/2037	70	69.42	70	310,000.00
5618943	5/1/2008	7/1/2037	64.77	63.95	64.77	385,981.00
5618946	5/1/2008	7/1/2037	75	74.22	75	350,000.00
5618947	5/1/2008	6/1/2037	72.37	71.86	72.37	379,992.00
5618948	5/1/2008	6/1/2037	75	74.14	75	370,000.00
5618950	5/1/2008	6/1/2037	73.95	73.3	73.95	394,997.00
5618952	5/1/2008	6/1/2037	79.24	78.61	79.24	394,372.00
5618954	5/1/2008	6/1/2037	74.99	73.89	74.99	474,997.00
5618955	5/1/2008	7/1/2037	84.77	84.08	84.77	524,950.00
5618960	5/1/2008	7/1/2037	68.1	67.32	68.1	104,993.00
5618961	5/1/2008	6/1/2037	77.42	77.42	77.42	92,999.00
5618962	5/1/2008	6/1/2037	75	74.99	75	100,000.00
5618963	5/1/2008	6/1/2037	75	75	75	105,000.00
5618964	5/1/2008	7/1/2037	19.05	19.05	19.05	419,948.00
5618965	5/1/2008	7/1/2037	80	79.98	80	105,000.00
5618967	5/1/2008	6/1/2037	44.29	44.29	44.29	194,960.00
5618969	5/1/2008	6/1/2037	74.97	74.97	94.93	119,981.00
5618972	5/1/2008	6/1/2037	75	75	94.99	140,600.00
5618973	5/1/2008	3/1/2037	70	70	70	157,000.00
5618974	6/1/2008	7/1/2037	80	80	80	152,000.00
5618975	5/1/2008	6/1/2037	80	80	80	160,000.00
5618980	5/1/2008	7/1/2037	70	70	70	256,000.00
5618981	5/1/2008	6/1/2037	80	80	95	225,000.00
5618983	5/1/2008	6/1/2037	57.5	57.5	57.5	400,000.00
5618984	5/1/2008	7/1/2037	80	79.87	94.24	295,000.00
5618985	5/1/2008	6/1/2037	70	70	80	340,000.00
5618987	5/1/2008	4/1/2037	55.92	55.92	55.92	464,950.00
5618990	5/1/2008	7/1/2037	80	80	86.13	408,000.00
5618994	5/1/2008	3/1/2037	75	73.89	85	1,760,000.00
5618997	5/1/2008	7/1/2037	75	74.29	89.65	840,000.00
5618998	5/1/2008	7/1/2037	62.09	61.66	80	1,674,988.00
5618999	5/1/2008	7/1/2037	70	70	90	823,786.00
5619000	5/1/2008	7/1/2037	80	80	90	757,000.00
5624218	5/1/2008	7/1/2037	68.67	67.96	68.67	415,000.00
5624219	5/1/2008	7/1/2037	69.5	68.72	69.5	119,911.00
5624224	5/1/2008	7/1/2037	70	69.27	70	255,000.00
5624226	5/1/2008	7/1/2037	75	74.43	75	165,000.00
5624227	5/1/2008	7/1/2037	75	74.43	75	165,000.00
5624232	5/1/2008	7/1/2037	80	79.49	80	71,000.00
5624233	5/1/2008	7/1/2037	79.75	78.94	79.75	139,000.00
5632931	5/1/2008	7/1/2037	80	79.36	80	174,000.00
5632932	5/1/2008	7/1/2037	63.2	63.11	89.87	375,000.00
5632933	5/1/2008	7/1/2037	69.5	68.72	69.5	116,611.00
5632936	5/1/2008	7/1/2037	80	79.29	80	180,000.00
5632937	5/1/2008	7/1/2037	75	74.38	75	83,000.00
5721576	5/1/2008	5/1/2021	52.89	48.14	52.89	1,100,000.00
5721577	5/1/2008	5/1/2021	63.48	57.88	63.48	1,100,000.00
5721578	6/1/2008	5/1/2021	80	72.78	80	148,500.00
5721579	5/1/2008	5/1/2021	76	69.54	76	250,000.00
5721580	5/1/2008	5/1/2021	64.32	58.8	64.32	925,000.00
5721581	5/1/2008	5/1/2021	74.47	68.23	74.47	705,000.00
5721583	6/1/2008	9/1/2013	54.02	24.71	54.02	1,100,000.00
5721587	5/1/2008	6/1/2021	80	73.44	80	1,000,000.00
5721595	5/1/2008	7/1/2020	71.04	61.47	80	625,000.00
5721598	5/1/2008	12/1/2021	48.78	45.11	48.78	2,100,000.00
5721599	5/1/2008	12/1/2021	80	75.68	80	56,000.00
5721601	5/1/2008	11/1/2021	74.92	70.08	74.92	885,000.00
5721602	5/1/2008	12/1/2021	17.36	16.3	17.36	288,000.00
5721603	5/1/2008	11/1/2021	62.96	58.73	62.96	710,000.00
5721604	6/1/2008	11/1/2021	71.79	66.97	71.79	1,730,000.00
5721605	5/1/2008	11/1/2021	70	58.33	70	710,000.00
5721607	5/1/2008	12/1/2021	80	75.17	86.67	765,000.00
5721608	5/1/2008	12/1/2021	56.43	52.96	56.43	999,000.00
5721609	5/1/2008	12/1/2021	80	75.13	95	652,000.00
5721610	5/1/2008	12/1/2021	40.63	38.2	71.88	1,600,000.00
5721611	5/1/2008	12/1/2021	76.77	72.12	76.77	495,000.00
5721612	6/1/2008	11/1/2021	75	70.25	75	1,200,000.00
5721613	5/1/2008	12/1/2021	77.76	73.02	77.76	1,940,000.00
5721614	6/1/2008	12/1/2021	60.96	57.32	60.96	750,000.00
5721615	5/1/2008	12/1/2021	80	75.23	92.11	780,000.00
5721616	5/1/2008	11/1/2021	70.79	66.17	70.79	945,000.00
5721617	5/1/2008	11/1/2021	59.91	56.15	59.91	1,160,000.00
5721619	5/1/2008	11/1/2021	59.79	56.01	59.79	965,000.00
5721621	6/1/2008	11/1/2021	67.45	62.3	67.45	1,020,000.00
5721622	6/1/2008	11/1/2021	80	74.88	80	865,000.00
5721623	5/1/2008	10/1/2021	80	74.58	100	535,000.00
5721624	6/1/2008	11/1/2021	74.95	69.16	74.95	950,000.00
5582929	6/1/2008	5/1/2037	74.97	74.58	94.95	128,860.00
5918084	5/1/2008	7/1/2022	75	72.57	75	380,000.00
5694665	5/1/2008	6/1/2037	47.74	47.47	47.74	160,000.00
5694735	5/1/2008	6/1/2037	68.59	67.87	68.59	675,000.00
5695032	5/1/2008	7/1/2037	90	89.18	90	61,000.00
5695082	5/1/2008	7/1/2037	73.6	72.92	73.6	100,000.00
5695340	5/1/2008	6/1/2037	80	80	80	185,000.00

LoanID	Sales Price	Lien	Index	Purpose	City	State
1913621	405,000.00	1	MTA	Purchase	LAS VEGAS	NV
1802932	600,000.00	1	COFI	Purchase	Van Nuys	CA
1803097	0	1	COFI	C/O Refi	Miramar Beach	FL
1861468	0	1	COFI	C/O Refi	Atwater	CA
1861733	510,000.00	1	COFI	Purchase	Grass Valley	CA
3831790	778,407.00	1	1 YR CMT	Purchase	DALLAS	TX
4327976	0	1	12 MO LIBOR	Purchase	TORRANCE	CA
4327982	0	1	12 MO LIBOR	C/O Refi	Riverside	CA
5549654	260,000.00	1	1 YR CMT	Purchase	HALLSVILLE	TX
5091720	504,000.00	1	1 YR CMT	R/T Refi	WATCHUNG	NJ
5092122	259,000.00	1	1 YR CMT	Purchase	TUCSON	AZ
5094483	86,000.00	1	1 YR CMT	C/O Refi	SHARPSBURG	GA
5097733	505,000.00	1	1 YR CMT	Purchase	SILVER SPRI	MD
5098261	1,250,000.00	1	1 YR CMT	C/O Refi	HIGHLAND PA	IL
5099317	419,000.00	1	1 YR CMT	C/O Refi	ATLANTA	GA
4950690	0	1	1 YR CMT	R/T Refi	Jacksonville	FL
4376027	0	1	MTA	R/T Refi	DETROIT	MI
4376099	450,000.00	1	MTA	Purchase	BOTHELL	WA
5383784	0	1	1 YR CMT	R/T Refi	Dixhills	NY
5384032	420,000.00	1	1 YR CMT	Purchase	Creve Coeur	MO
5384202	558,500.00	1	1 YR CMT	Purchase	Port Monmout	NJ
5384439	787,500.00	1	1 YR CMT	Purchase	Englewood	CO
5384508	660,000.00	1	1 YR CMT	Purchase	Winnetka	IL
2283582	475,000.00	1	12 MO LIBOR	Purchase	MIAMI	FL
5590550	0	1	12 MO LIBOR	R/T Refi	Henderson	NV
5590551	0	1	12 MO LIBOR	R/T Refi	Yerington	NV
5590553	0	1	12 MO LIBOR	R/T Refi	Caldwell	TX
5590554	0	1	12 MO LIBOR	R/T Refi	Houston	TX
5590556	0	1	12 MO LIBOR	R/T Refi	Charleston	SC
5590557	0	1	12 MO LIBOR	R/T Refi	Saraland	AL
5590559	1,749,000.00	1	12 MO LIBOR	Purchase	Brooklyn	NY
5590560	0	1	12 MO LIBOR	R/T Refi	Purlear	NC
5590561	0	1	12 MO LIBOR	R/T Refi	Nampa	ID
5590562	0	1	12 MO LIBOR	C/O Refi	Westminster	CA
5590285	1,392,000.00	1	12 MO LIBOR	Purchase	Rodanthe	NC
5590563	175,000.00	1	12 MO LIBOR	Purchase	Bayside	NY
5590564	524,000.00	1	12 MO LIBOR	Purchase	Elmsford	NY
5590565	906,196.00	1	12 MO LIBOR	Purchase	Cape Coral	FL
5590566	0	1	12 MO LIBOR	R/T Refi	Berkeley	CA
5590567	0	1	12 MO LIBOR	C/O Refi	Scottsdale	AZ
5590568	0	1	12 MO LIBOR	R/T Refi	New York	NY
5590271	0	1	12 MO LIBOR	R/T Refi	Sacramento	CA
5590570	0	1	12 MO LIBOR	C/O Refi	East Hampton	NY
5590571	0	1	12 MO LIBOR	C/O Refi	Center Valley	PA
5590572	1,125,000.00	1	12 MO LIBOR	Purchase	Catharpin	VA
5590573	812,000.00	1	12 MO LIBOR	Purchase	Fredericksburg	VA
5590575	191,623.00	1	12 MO LIBOR	Purchase	Vernal	UT
5590576	1,150,000.00	1	12 MO LIBOR	Purchase	New York	NY
5590577	0	1	12 MO LIBOR	R/T Refi	La Plata	MD
5590578	0	1	12 MO LIBOR	C/O Refi	Evanston	IL
5590580	0	1	12 MO LIBOR	R/T Refi	Bluffton	SC
5590581	0	1	12 MO LIBOR	R/T Refi	New York	NY
5590582	202,000.00	1	12 MO LIBOR	Purchase	Summerville	SC
5590583	0	1	12 MO LIBOR	R/T Refi	Mount Pleasant	SC
5590584	1,749,000.00	1	12 MO LIBOR	Purchase	Treasure Island	FL
5590585	0	1	12 MO LIBOR	R/T Refi	Los Angeles	CA
5590272	0	1	12 MO LIBOR	R/T Refi	Renton	WA
5590586	0	1	12 MO LIBOR	R/T Refi	Las Vegas	NV
5590588	0	1	12 MO LIBOR	R/T Refi	Southampton	NY
5590589	0	1	12 MO LIBOR	R/T Refi	Duluth	GA
5590591	0	1	12 MO LIBOR	C/O Refi	Watchung	NJ
5590593	0	1	12 MO LIBOR	R/T Refi	San Francisco	CA
5590811	3,150,000.00	1	12 MO LIBOR	Purchase	East Hampton	NY
5590286	0	1	12 MO LIBOR	R/T Refi	Ladson	SC
5590594	0	1	12 MO LIBOR	R/T Refi	San Diego	CA
5590595	0	1	12 MO LIBOR	C/O Refi	Oakland	CA
5590597	1,406,985.00	1	12 MO LIBOR	Purchase	Paradise Valley	AZ
5590599	2,850,000.00	1	12 MO LIBOR	Purchase	Naples	FL
5590600	255,115.00	1	12 MO LIBOR	Purchase	Riverton	UT
5590601	0	1	12 MO LIBOR	R/T Refi	SAN FRANCISCO	CA
5590602	0	1	12 MO LIBOR	C/O Refi	Decatur	GA
5590603	360,000.00	1	12 MO LIBOR	Purchase	Miami	FL
5590604	0	1	12 MO LIBOR	C/O Refi	Salinas	CA
5590605	0	1	12 MO LIBOR	C/O Refi	Annandale	VA
5590606	350,000.00	1	12 MO LIBOR	Purchase	Birmingham	MI
5590607	1,200,000.00	1	12 MO LIBOR	Purchase	Belmont	MA
5590812	0	1	12 MO LIBOR	R/T Refi	Bal Harbour	FL
5590609	0	1	12 MO LIBOR	C/O Refi	North Babylon	NY
5590610	0	1	12 MO LIBOR	R/T Refi	Oakland	CA
5590611	0	1	12 MO LIBOR	R/T Refi	Camarillo	CA
5590612	0	1	12 MO LIBOR	R/T Refi	PONTE VEDRA BEACH	FL
5590613	1,672,000.00	1	12 MO LIBOR	Purchase	SOUTHAMPTON	NY
5590614	711,633.00	1	12 MO LIBOR	Purchase	Estero	FL
5590274	0	1	12 MO LIBOR	C/O Refi	Ellicott City	MD
5590615	0	1	12 MO LIBOR	R/T Refi	Maricopa	AZ
5590616	0	1	12 MO LIBOR	C/O Refi	Kent	WA
5590617	338,400.00	1	12 MO LIBOR	Purchase	Bellevue	WA
5590618	139,900.00	1	12 MO LIBOR	Purchase	Dallas	TX
5590813	570,900.00	1	12 MO LIBOR	Purchase	Miami	FL
5590619	375,950.00	1	12 MO LIBOR	Purchase	Brooklyn	NY
5590620	0	1	12 MO LIBOR	R/T Refi	Browns Valley	CA
5590621	0	1	12 MO LIBOR	C/O Refi	Goleta	CA
5590622	0	1	12 MO LIBOR	C/O Refi	Jensen Beach	FL
5590623	650,000.00	1	12 MO LIBOR	Purchase	San Diego	CA
5590624	0	1	12 MO LIBOR	R/T Refi	Kent	WA
5590625	0	1	12 MO LIBOR	C/O Refi	Makawao	HI
5590626	366,000.00	1	12 MO LIBOR	Purchase	Las Vegas	NV
5590628	564,000.00	1	12 MO LIBOR	Purchase	Corona	CA
5590630	0	1	12 MO LIBOR	C/O Refi	Glendale	AZ
5590631	0	1	12 MO LIBOR	R/T Refi	Stamford	CT
5590633	0	1	12 MO LIBOR	C/O Refi	Chandler	AZ
5590634	0	1	12 MO LIBOR	C/O Refi	Lawrenceville	GA
5590635	0	1	12 MO LIBOR	C/O Refi	Castle Rock	CO
5590636	0	1	12 MO LIBOR	R/T Refi	Manchester	MD
5590637	0	1	12 MO LIBOR	C/O Refi	Atlantic Beach	NC
5590814	595,843.00	1	12 MO LIBOR	Purchase	Selbyville	DE
5590639	0	1	12 MO LIBOR	R/T Refi	San Jose	CA
5590640	0	1	12 MO LIBOR	C/O Refi	Bear Valley Springs	CA
5590815	0	1	12 MO LIBOR	R/T Refi	Sacramento	CA
5590641	633,338.00	1	12 MO LIBOR	Purchase	Buckeye	AZ
5590642	0	1	12 MO LIBOR	R/T Refi	Rialto	CA
5590643	0	1	12 MO LIBOR	R/T Refi	Flagstaff	AZ
5590644	0	1	12 MO LIBOR	C/O Refi	Schwenksville	PA
5590646	0	1	12 MO LIBOR	R/T Refi	Bowie	MD
5590647	242,000.00	1	12 MO LIBOR	Purchase	Sacramento	CA
5590648	0	1	12 MO LIBOR	C/O Refi	Bothell	WA
5590649	0	1	12 MO LIBOR	R/T Refi	Park Ridge	IL
5590650	0	1	12 MO LIBOR	C/O Refi	San Jose	CA
5590651	669,000.00	1	12 MO LIBOR	Purchase	Jacksonville	FL
5590652	775,000.00	1	12 MO LIBOR	Purchase	Boynton Beach	FL
5590653	688,500.00	1	12 MO LIBOR	Purchase	Chicago	IL
5590654	0	1	12 MO LIBOR	C/O Refi	La Canada Flintridge	CA
5590655	0	1	12 MO LIBOR	C/O Refi	Vashon	WA
5590656	0	1	12 MO LIBOR	R/T Refi	Naperville	IL
5590658	252,900.00	1	12 MO LIBOR	Purchase	Chicago	IL
5590660	0	1	12 MO LIBOR	C/O Refi	Burbank	CA
5590288	0	1	12 MO LIBOR	R/T Refi	Annapolis	MD
5590289	0	1	12 MO LIBOR	R/T Refi	Zionsville	IN
5590662	0	1	12 MO LIBOR	R/T Refi	Las Vegas	NV
5590816	190,500.00	1	12 MO LIBOR	Purchase	Cedar City	UT
5590663	370,000.00	1	12 MO LIBOR	Purchase	Caldwell	ID
5590664	0	1	12 MO LIBOR	C/O Refi	Incline Village	NV
5590665	0	1	12 MO LIBOR	R/T Refi	Mooresville	NC
5590666	0	1	12 MO LIBOR	R/T Refi	Bonita Spgs	FL
5590667	725,000.00	1	12 MO LIBOR	Purchase	Chicago	IL
5590669	0	1	12 MO LIBOR	R/T Refi	Capitol Heights	MD
5590276	315,000.00	1	12 MO LIBOR	Purchase	Ferndale	WA
5590670	775,000.00	1	12 MO LIBOR	Purchase	Wilmington	NC
5590671	441,000.00	1	12 MO LIBOR	Purchase	Arlington Heights	IL
5590672	495,000.00	1	12 MO LIBOR	Purchase	Diamond Bar	CA
5590673	0	1	12 MO LIBOR	R/T Refi	Calexico	CA
5590674	362,000.00	1	12 MO LIBOR	Purchase	Franklin	TN
5590675	679,900.00	1	12 MO LIBOR	Purchase	San Ramon	CA
5590676	0	1	12 MO LIBOR	C/O Refi	Honolulu	HI
5590677	0	1	12 MO LIBOR	R/T Refi	San Diego	CA
5590679	0	1	12 MO LIBOR	R/T Refi	San Jose	CA
5590680	0	1	12 MO LIBOR	R/T Refi	Haymarket	VA
5590681	0	1	12 MO LIBOR	C/O Refi	Chicago	IL
5590682	134,326.00	1	12 MO LIBOR	Purchase	Oklahoma City	OK
5590683	1,185,000.00	1	12 MO LIBOR	Purchase	Huntington Beach	CA
5590817	0	1	12 MO LIBOR	C/O Refi	Rockville	MD
5590685	0	1	12 MO LIBOR	R/T Refi	Walnut	CA
5590686	278,365.00	1	12 MO LIBOR	Purchase	GILBERT	AZ
5590687	0	1	12 MO LIBOR	C/O Refi	Cary	NC
5590688	730,000.00	1	12 MO LIBOR	Purchase	Longwood	FL
5590818	0	1	12 MO LIBOR	C/O Refi	Boynton Beach	FL
5590689	0	1	12 MO LIBOR	R/T Refi	Lathrop	CA
5590691	0	1	12 MO LIBOR	R/T Refi	Montgomery Village	MD
5590692	215,000.00	1	12 MO LIBOR	Purchase	Chicago	IL
5590819	539,900.00	1	12 MO LIBOR	Purchase	Melbourne	FL
5590693	0	1	12 MO LIBOR	C/O Refi	Lorton	VA
5590277	212,000.00	1	12 MO LIBOR	Purchase	Locust Grove	GA
5590694	318,000.00	1	12 MO LIBOR	Purchase	Coral Springs	FL
5590278	0	1	12 MO LIBOR	R/T Refi	Aptos	CA
5590695	479,900.00	1	12 MO LIBOR	Purchase	Miami	FL
5590696	0	1	12 MO LIBOR	C/O Refi	Upper Saucon TWP	PA
5590698	230,831.00	1	12 MO LIBOR	Purchase	Hampstead	MD
5590699	227,295.00	1	12 MO LIBOR	Purchase	Holiday	FL
5590701	595,000.00	1	12 MO LIBOR	Purchase	Fremont	CA
5590702	368,800.00	1	12 MO LIBOR	Purchase	San Jose	CA
5590704	0	1	12 MO LIBOR	C/O Refi	Seattle	WA
5590706	465,000.00	1	12 MO LIBOR	Purchase	Petaluma	CA
5590707	319,000.00	1	12 MO LIBOR	Purchase	Chandler	AZ
5590708	0	1	12 MO LIBOR	C/O Refi	Sparks	NV
5590820	239,000.00	1	12 MO LIBOR	Purchase	Woodstock	GA
5590709	0	1	12 MO LIBOR	R/T Refi	Baltimore	MD
5590710	739,000.00	1	12 MO LIBOR	Purchase	Mountain View	CA
5590711	0	1	12 MO LIBOR	R/T Refi	Sacramento	CA
5590713	0	1	12 MO LIBOR	C/O Refi	Tigard	OR
5590714	0	1	12 MO LIBOR	R/T Refi	Chula Vista	CA
5590716	1,277,500.00	1	12 MO LIBOR	Purchase	Mc Lean	VA
5590717	0	1	12 MO LIBOR	R/T Refi	Manassas	VA
5590718	0	1	12 MO LIBOR	C/O Refi	Manassas	VA
5590719	430,000.00	1	12 MO LIBOR	Purchase	San Marcos	CA
5590721	0	1	12 MO LIBOR	R/T Refi	Las Vegas	NV
5590722	0	1	12 MO LIBOR	R/T Refi	Seattle	WA
5590723	0	1	12 MO LIBOR	C/O Refi	San Mateo	CA
5590724	0	1	12 MO LIBOR	C/O Refi	Edmonds	WA
5590725	350,962.00	1	12 MO LIBOR	Purchase	Gordonsville	VA
5590726	0	1	12 MO LIBOR	C/O Refi	Asheville	NC
5590727	418,000.00	1	12 MO LIBOR	Purchase	Santa Maria	CA
5590728	0	1	12 MO LIBOR	C/O Refi	Stafford	VA
5590729	0	1	12 MO LIBOR	R/T Refi	Roseville	CA
5590730	879,999.00	1	12 MO LIBOR	Purchase	Morgan Hill	CA
5590731	260,000.00	1	12 MO LIBOR	Purchase	Eugene	OR
5590733	0	1	12 MO LIBOR	C/O Refi	Salinas	CA
5590734	370,000.00	1	12 MO LIBOR	Purchase	Battle Lake	MN
5590735	0	1	12 MO LIBOR	C/O Refi	Water Mill	NY
5590736	0	1	12 MO LIBOR	C/O Refi	Corona	CA
5590737	839,000.00	1	12 MO LIBOR	Purchase	Washington	DC
5590280	0	1	12 MO LIBOR	C/O Refi	Blaine	WA
5590738	116,000.00	1	12 MO LIBOR	Purchase	Cayce	SC
5590823	0	1	12 MO LIBOR	R/T Refi	Saint Clair Shores	MI
5590739	0	1	12 MO LIBOR	R/T Refi	Pittsburg	CA
5590740	275,000.00	1	12 MO LIBOR	Purchase	Willows	CA
5590741	0	1	12 MO LIBOR	C/O Refi	Minneapolis	MN
5590743	585,000.00	1	12 MO LIBOR	Purchase	University Place	WA
5590744	0	1	12 MO LIBOR	R/T Refi	Rancho Cordova	CA
5590745	0	1	12 MO LIBOR	C/O Refi	Mesa	AZ
5590281	0	1	12 MO LIBOR	R/T Refi	Whittier	CA
5590747	265,900.00	1	12 MO LIBOR	Purchase	Denver	CO
5590282	475,000.00	1	12 MO LIBOR	Purchase	San Pablo	CA
5590748	0	1	12 MO LIBOR	C/O Refi	Wilmette	IL
5590749	0	1	12 MO LIBOR	R/T Refi	Prior Lake	MN
5590750	0	1	12 MO LIBOR	C/O Refi	San Francisco	CA
5590751	0	1	12 MO LIBOR	R/T Refi	Chesapeake	VA
5590752	0	1	12 MO LIBOR	R/T Refi	Palmer Lake	CO
5590753	0	1	12 MO LIBOR	R/T Refi	El Sobrante	CA
5590757	260,000.00	1	12 MO LIBOR	Purchase	Miamisburg	OH
5590824	0	1	12 MO LIBOR	C/O Refi	South Rockwood	MI
5590758	0	1	12 MO LIBOR	R/T Refi	Antioch	CA
5590759	350,000.00	1	12 MO LIBOR	Purchase	Banner Elk	NC
5590761	0	1	12 MO LIBOR	R/T Refi	Castro Valley	CA
5590762	0	1	12 MO LIBOR	R/T Refi	SCOTTSDALE	AZ
5590763	0	1	12 MO LIBOR	R/T Refi	Las Vegas	NV
5590765	225,000.00	1	12 MO LIBOR	Purchase	Chandler	AZ
5590767	0	1	12 MO LIBOR	C/O Refi	CORONA	NY
5590768	589,000.00	1	12 MO LIBOR	Purchase	Canyon Country	CA
5590769	289,900.00	1	12 MO LIBOR	Purchase	Reno	NV
5590283	0	1	12 MO LIBOR	C/O Refi	Daly City	CA
5590770	150,400.00	1	12 MO LIBOR	Purchase	Perrysburg	OH
5590771	620,000.00	1	12 MO LIBOR	Purchase	Centerville	MA
5590825	0	1	12 MO LIBOR	C/O Refi	Hampton Bays	NY
5590772	362,000.00	1	12 MO LIBOR	Purchase	East Wareham	MA
5590773	0	1	12 MO LIBOR	R/T Refi	Salem	VA
5590774	357,000.00	1	12 MO LIBOR	Purchase	Sierra Vista	AZ
5590775	535,000.00	1	12 MO LIBOR	Purchase	TRACY	CA
5590776	0	1	12 MO LIBOR	R/T Refi	Sacramento	CA
5590777	289,000.00	1	12 MO LIBOR	Purchase	Orlando	FL
5590778	0	1	12 MO LIBOR	C/O Refi	Carmichael	CA
5590780	0	1	12 MO LIBOR	R/T Refi	Caldwell	ID
5590781	0	1	12 MO LIBOR	R/T Refi	Oak Creek	WI
5590826	238,000.00	1	12 MO LIBOR	Purchase	Cumming	GA
5590782	0	1	12 MO LIBOR	C/O Refi	Eagan	MN
5590783	0	1	12 MO LIBOR	R/T Refi	Manteca	CA
5590784	0	1	12 MO LIBOR	R/T Refi	Everett	WA
5590785	0	1	12 MO LIBOR	R/T Refi	Incline Village	NV
5590786	262,950.00	1	12 MO LIBOR	Purchase	Port Orchard	WA
5590827	318,067.00	1	12 MO LIBOR	Purchase	Vail	AZ
5590828	0	1	12 MO LIBOR	C/O Refi	Margate	FL
5590829	0	1	12 MO LIBOR	R/T Refi	Manassas	VA
5590788	535,000.00	1	12 MO LIBOR	Purchase	Edwards	CO
5590789	359,000.00	1	12 MO LIBOR	Purchase	Paradise	CA
5590790	345,000.00	1	12 MO LIBOR	Purchase	Pomona	CA
5590791	0	1	12 MO LIBOR	C/O Refi	Carson City	NV
5590792	635,000.00	1	12 MO LIBOR	Purchase	Fremont	CA
5590794	590,000.00	1	12 MO LIBOR	Purchase	Greenbrae	CA
5590795	345,000.00	1	12 MO LIBOR	Purchase	Manassas	VA
5590796	405,000.00	1	12 MO LIBOR	Purchase	Miami	FL
5590798	610,000.00	1	12 MO LIBOR	Purchase	Buena Park	CA
5590799	194,200.00	1	12 MO LIBOR	Purchase	Mount Pleasant	SC
5590800	375,000.00	1	12 MO LIBOR	Purchase	Auburn	WA
5590801	805,000.00	1	12 MO LIBOR	Purchase	Elizabeth	CO
5590830	760,000.00	1	12 MO LIBOR	Purchase	Sacramento	CA
5590802	238,000.00	1	12 MO LIBOR	Purchase	Portland	OR
5590831	0	1	12 MO LIBOR	R/T Refi	Inver Grove Heights	MN
5590284	0	1	12 MO LIBOR	C/O Refi	Tucson	AZ
5590804	305,000.00	1	12 MO LIBOR	Purchase	Sparks	NV
5590833	3,700,000.00	1	12 MO LIBOR	Purchase	Deal	NJ
5590805	360,500.00	1	12 MO LIBOR	Purchase	Germantown	MD
5590806	279,900.00	1	12 MO LIBOR	Purchase	Seffner	FL
5590807	416,000.00	1	12 MO LIBOR	Purchase	Boulder	CO
5590808	465,000.00	1	12 MO LIBOR	Purchase	Naperville	IL
5585294	0	1	12 MO LIBOR	R/T Refi	SEBASTOPOL	CA
5655775	818,850.00	1	12 MO LIBOR	Purchase	BROOKLYN	NY
5655777	245,000.00	1	12 MO LIBOR	Purchase	LA JOLLA	CA
5655786	25,000.00	1	12 MO LIBOR	Purchase	BALTIMORE	MD
5655789	767,350.00	1	12 MO LIBOR	Purchase	SAN JOSE	CA
5655790	0	1	12 MO LIBOR	R/T Refi	NEWPORT NEWS	VA
5655796	760,000.00	1	12 MO LIBOR	Purchase	LA CRESCENTA	CA
5656048	752,585.00	1	12 MO LIBOR	Purchase	UKIAH	CA
5595749	250,440.00	1	6 MO LIBOR	Purchase	ROMULUS	MI
5595762	0	1	6 MO LIBOR	R/T Refi	ELK GROVE	CA
5584881	0	1	12 MO LIBOR	R/T Refi	NEW YORK	NY
5789744	0	1	MTA	R/T Refi	CORONA	CA
5789746	250,965.00	1	MTA	Purchase	LAS VEGAS	NV
5789748	0	1	MTA	R/T Refi	OVIEDO	FL
5789749	0	1	MTA	R/T Refi	SAN MATEO	CA
5789751	0	1	MTA	C/O Refi	NORTH PORT	FL
5789752	0	1	MTA	R/T Refi	MURPHYS	CA
5789753	119,900.00	1	MTA	Purchase	BRANSON	MO
5789754	0	1	MTA	R/T Refi	VALLEY CENTER	CA
5789755	510,000.00	1	MTA	C/O Refi	SAN PABLO	CA
5789756	0	1	MTA	C/O Refi	ANAHEIM	CA
5789761	378,000.00	1	MTA	Purchase	LINCOLN	MA
5789763	0	1	MTA	R/T Refi	COVINGTON	GA
5789764	150,000.00	1	MTA	Purchase	HAGERSTOWN	MD
5789766	0	1	MTA	C/O Refi	PEBBLE BEACH	CA
5789767	0	1	MTA	R/T Refi	DOUGLASSVILLE	PA
5789769	765,000.00	1	MTA	Purchase	CAMPBELL	CA
5789771	490,990.00	1	MTA	Purchase	NAPLES	FL
5789773	396,000.00	1	MTA	Purchase	WALLA WALLA	WA
5789775	0	1	MTA	R/T Refi	PHOENIX	AZ
5789777	0	1	MTA	C/O Refi	PINELLAS PARK	FL
5789778	0	1	MTA	C/O Refi	MIAMI	FL
5789780	0	1	MTA	R/T Refi	LAKE ALMANOR	CA
5789781	0	1	MTA	R/T Refi	SAINT PETERSBURG	FL
5789782	420,000.00	1	MTA	Purchase	NAPLES	FL
5789783	0	1	MTA	R/T Refi	SAN DIEGO	CA
5789785	350,000.00	1	MTA	Purchase	FORT LAUDERDALE	FL
5789788	150,000.00	1	MTA	Purchase	BALTIMORE	MD
5789789	0	1	MTA	R/T Refi	LAKE ALMANOR	CA
5789793	0	1	MTA	C/O Refi	BEAVERTON	OR
5789795	0	1	MTA	C/O Refi	MURRELLS INLET	SC
5789797	325,700.00	1	MTA	Purchase	BEND	OR
5789799	0	1	MTA	R/T Refi	BRADENTON	FL
5789800	115,000.00	1	MTA	Purchase	JACKSONVILLE	FL
5911639	0	1	12 MO LIBOR	R/T Refi	SANTA BARBARA	CA
5911641	1,079,000.00	1	12 MO LIBOR	C/O Refi	WEST NEW YORK	NJ
5911642	1,295,000.00	1	12 MO LIBOR	Purchase	LOS ALTOS	CA
5911643	3,200,000.00	1	12 MO LIBOR	Purchase	EDWARDS	CO
5911644	618,000.00	1	12 MO LIBOR	Purchase	RICHMOND	CA
5911645	575,000.00	1	12 MO LIBOR	Purchase	SANTA MONICA	CA
5911646	750,000.00	1	12 MO LIBOR	C/O Refi	DALY CITY	CA
5911647	0	1	12 MO LIBOR	C/O Refi	TAMPA	FL
5911648	1,628,500.00	1	12 MO LIBOR	Purchase	MANHATTAN BEACH	CA
5911649	0	1	12 MO LIBOR	C/O Refi	SUN VALLEY	CA
5911650	2,500,000.00	1	12 MO LIBOR	C/O Refi	VERDI	NV
5911651	1,100,000.00	1	12 MO LIBOR	C/O Refi	CHICAGO	IL
5911652	0	1	12 MO LIBOR	C/O Refi	LOS ANGELES	CA
5911653	0	1	12 MO LIBOR	R/T Refi	SAN FRANCISCO	CA
5911654	2,200,000.00	1	12 MO LIBOR	C/O Refi	PALM SPRINGS	CA
5911656	1,970,000.00	1	12 MO LIBOR	Purchase	HALF MOON BAY	CA
5911659	0	1	12 MO LIBOR	C/O Refi	LA CANADA-FLINTRIDGE	CA
5911660	812,000.00	1	12 MO LIBOR	Purchase	EAST GREENWICH	RI
5911662	0	1	12 MO LIBOR	R/T Refi	REDONDO BEACH	CA
5911663	0	1	12 MO LIBOR	R/T Refi	SAN JOSE	CA
6023807	261,000.00	1	12 MO LIBOR	Purchase	OAKLAND	CA
5223312	0	1	12 MO LIBOR	C/O Refi	GRANITE BAY	CA
5223314	0	1	6 MO LIBOR	R/T Refi	RENO	NV
5223317	0	1	12 MO LIBOR	R/T Refi	SEATTLE	WA
5223318	260,000.00	1	12 MO LIBOR	Purchase	MONROE	WA
5223320	115,000.00	1	12 MO LIBOR	Purchase	SAINT LOUIS	MO
5223321	0	1	12 MO LIBOR	R/T Refi	REDMOND	WA
5223323	0	1	6 MO LIBOR	C/O Refi	VACAVILLE	CA
5223325	0	1	12 MO LIBOR	C/O Refi	BAKERSFIELD	CA
5223327	0	1	6 MO LIBOR	C/O Refi	THOUSAND OA	CA
5223332	112,000.00	1	12 MO LIBOR	Purchase	NEWPORT NEW	VA
5223333	0	1	12 MO LIBOR	R/T Refi	TACOMA	WA
5223348	0	1	12 MO LIBOR	R/T Refi	SPRINGFIELD	OR
5223350	640,000.00	1	12 MO LIBOR	Purchase	HACIENDA HE	CA
5223353	375,939.00	1	12 MO LIBOR	Purchase	BONNEY LAKE	WA
5223354	260,000.00	1	6 MO LIBOR	Purchase	FRESNO	CA
5223356	0	1	12 MO LIBOR	C/O Refi	BEND	OR
5223358	0	1	6 MO LIBOR	R/T Refi	CHICAGO	IL
5223362	365,000.00	1	12 MO LIBOR	Purchase	ROCKVILLE	MD
5223365	297,000.00	1	12 MO LIBOR	Purchase	EUGENE	OR
5223367	0	1	12 MO LIBOR	C/O Refi	JAMISON	PA
5223371	540,000.00	1	6 MO LIBOR	Purchase	RENTON	WA
5223372	0	1	12 MO LIBOR	C/O Refi	PORTLAND	OR
5223374	0	1	12 MO LIBOR	C/O Refi	TUCKERTON	NJ
5223382	210,000.00	1	6 MO LIBOR	Purchase	HOMESTEAD	FL
5223384	0	1	12 MO LIBOR	R/T Refi	MESA	AZ
5223388	415,000.00	1	6 MO LIBOR	Purchase	AURORA	CO
5223396	650,000.00	1	6 MO LIBOR	Purchase	MIAMI	FL
5223408	0	1	12 MO LIBOR	C/O Refi	TAMPA	FL
5223416	140,000.00	1	6 MO LIBOR	Purchase	ST PETERSBU	FL
5223422	0	1	6 MO LIBOR	C/O Refi	ORLANDO	FL
5223425	765,000.00	1	12 MO LIBOR	Purchase	NEEDHAM HEI	MA
5223428	340,000.00	1	6 MO LIBOR	Purchase	CHICAGO	IL
5223429	0	1	6 MO LIBOR	C/O Refi	DOVER	FL
5223431	0	1	6 MO LIBOR	R/T Refi	HILLSBORO	OR
5223432	0	1	6 MO LIBOR	C/O Refi	RANCHOS DE	NM
5223440	0	1	6 MO LIBOR	C/O Refi	PETALUMA	CA
5595747	351,565.00	1	12 MO LIBOR	Purchase	MISSION	TX
5595753	113,300.00	1	6 MO LIBOR	Purchase	SAINT MARYS	WV
5595756	222,900.00	1	12 MO LIBOR	Purchase	BOONE	NC
5595759	219,000.00	1	6 MO LIBOR	Purchase	CASTLE ROCK	CO
5595760	0	1	6 MO LIBOR	C/O Refi	CLEVELAND	OH
5595763	196,000.00	1	6 MO LIBOR	Purchase	RIVERVIEW	FL
5595766	349,900.00	1	6 MO LIBOR	Purchase	SAN DIEGO	CA
5595768	218,373.00	1	12 MO LIBOR	Purchase	SCHERTZ	TX
5595770	835,000.00	1	12 MO LIBOR	Purchase	ALAMEDA	CA
5595773	192,777.00	1	12 MO LIBOR	Purchase	RANCHO SAN DIEGO	CA
5595774	0	1	6 MO LIBOR	C/O Refi	ENUMCLAW	WA
5595782	0	1	12 MO LIBOR	C/O Refi	LIVERMORE	CA
5595783	315,000.00	1	12 MO LIBOR	Purchase	SMYRNA	GA
5595788	0	1	12 MO LIBOR	C/O Refi	PRESCOTT	AZ
5595789	284,000.00	1	1 YR CMT	Purchase	AUSTIN	TX
5595791	333,500.00	1	12 MO LIBOR	Purchase	LAS VEGAS	NV
5223399	136,300.00	1	6 MO LIBOR	Purchase	AUSTIN	TX
5223351	216,000.00	1	6 MO LIBOR	Purchase	PORTLAND	OR
5223386	0	1	6 MO LIBOR	C/O Refi	CHICAGO	IL
3768710	129,000.00	1	FIX	Purchase	ALBUQUERQUE	NM
4765653	0	1	FIX	C/O Refi	SADDLE BROOK	NJ
4765676	1,265,000.00	1	FIX	Purchase	CHAPEL HILL	NC
4330645	0	1	FIX	C/O Refi	PETALUMA	CA
4331188	0	1	FIX	R/T Refi	LOUISVILLE	KY
4806129	242,000.00	1	FIX	Purchase	Jacksonville	FL
4805984	0	1	FIX	R/T Refi	Chapel Hill	NC
4804992	0	1	FIX	R/T Refi	Wilmington	NC
4805770	900,000.00	1	FIX	Purchase	Covina	CA
4805401	0	1	FIX	R/T Refi	IDAHO FALLS	ID
4805533	230,000.00	1	FIX	Purchase	Chicago	IL
4960228	0	1	FIX	R/T Refi	North Port	FL
4960115	188,990.00	1	FIX	Purchase	Winter Haven	FL
5106298	305,000.00	1	FIX	Purchase	Bridgewater	NJ
5049047	0	1	FIX	C/O Refi	Hampton	VA
5049153	285,000.00	1	FIX	Purchase	Fredericksburg	VA
5049095	232,500.00	1	FIX	Purchase	Helendale	CA
5112417	1,075,000.00	1	FIX	Purchase	San Diego	CA
5112064	0	1	FIX	C/O Refi	Waikoloa	HI
5112500	0	1	FIX	R/T Refi	Austin	TX
5111998	0	1	FIX	C/O Refi	Oak Harbor	WA
5531186	890,000.00	1	FIX	Purchase	Atlanta	GA
5577107	0	1	FIX	R/T Refi	FAYETTEVILLE	AR
5577365	0	1	FIX	C/O Refi	OMAHA	NE
5531157	0	1	FIX	C/O Refi	ALBUQUERQUE	NM
5577411	0	1	FIX	C/O Refi	MADERA	CA
5531107	0	1	FIX	C/O Refi	CHELSEA	MI
5577521	0	1	FIX	C/O Refi	RANCHO CUCAMONGA	CA
5577522	0	1	FIX	C/O Refi	ISSAQUAH	WA
5577523	0	1	FIX	R/T Refi	SHAWNEE	KS
5361751	215,000.00	1	FIX	Purchase	Longmont	CO
5419737	0	1	FIX	C/O Refi	New Bedford	MA
5361725	0	1	FIX	C/O Refi	Glen Allen	VA
5361580	360,000.00	1	FIX	Purchase	Shoreview	MN
5362091	0	1	FIX	R/T Refi	Herndon	VA
5362036	0	1	FIX	C/O Refi	Moulton	AL
5361943	0	1	FIX	C/O Refi	Corona	CA
5419754	0	1	FIX	R/T Refi	Klamath Falls	OR
5419756	0	1	FIX	R/T Refi	Flushing	MI
5361470	0	1	FIX	R/T Refi	Myrtle Beach	SC
5362207	0	1	FIX	C/O Refi	Winston Salem	NC
5362306	0	1	FIX	R/T Refi	Las Cruces	NM
5419768	0	1	FIX	C/O Refi	Bronx	NY
5362075	0	1	FIX	R/T Refi	Bowling Green	OH
5361628	0	1	FIX	R/T Refi	Delano	CA
5419778	0	1	FIX	C/O Refi	Ellensburg	WA
5419779	0	1	FIX	C/O Refi	West Jordan	UT
5362220	0	1	FIX	R/T Refi	Gilbert	AZ
5361623	0	1	FIX	C/O Refi	Burlington	NJ
5419793	0	1	FIX	C/O Refi	Indianoplis	IN
5361598	0	1	FIX	C/O Refi	Bel Air	MD
5361585	0	1	FIX	C/O Refi	Torrance	CA
5361621	0	1	FIX	C/O Refi	Staten Island	NY
5362117	0	1	FIX	R/T Refi	Coeur D'Alene	ID
5419823	0	1	FIX	C/O Refi	Elmont	NY
5419837	0	1	FIX	C/O Refi	Crockett	CA
5361986	0	1	FIX	C/O Refi	Silverlake	WA
5361492	96,000.00	1	FIX	Purchase	Harper Woods	MI
5361707	0	1	FIX	C/O Refi	Clovis	NM
5419853	0	1	FIX	R/T Refi	Claremont	CA
5362277	0	1	FIX	C/O Refi	San Bernardino	CA
5361827	0	1	FIX	C/O Refi	Tucson	AZ
5361739	0	1	FIX	R/T Refi	New City	NY
5361591	0	1	FIX	C/O Refi	Edwards	CO
5362222	0	1	FIX	R/T Refi	Chesterfield	MO
5361483	0	1	FIX	R/T Refi	Erie	CO
5362056	0	1	FIX	C/O Refi	Orlando	FL
5361874	0	1	FIX	R/T Refi	Bend	OR
5419892	0	1	FIX	C/O Refi	Saint Louis	MO
5419896	0	1	FIX	C/O Refi	Johnson City	TN
5419907	0	1	FIX	R/T Refi	Little Egg Harbor	NJ
5361771	0	1	FIX	C/O Refi	North Branford	CT
5419911	0	1	FIX	C/O Refi	Molalla	OR
5419923	0	1	FIX	C/O Refi	Winter Park	FL
5361501	0	1	FIX	C/O Refi	Spokane Valley	WA
5419931	283,900.00	1	FIX	Purchase	Bolton	CT
5419936	0	1	FIX	C/O Refi	Kaysville	UT
5361893	300,000.00	1	FIX	Purchase	Mesa	AZ
5419940	94,600.00	1	FIX	Purchase	Bryan	TX
5362131	199,900.00	1	FIX	Purchase	Okemos	MI
5361522	0	1	FIX	C/O Refi	Philadelphia	PA
5361777	0	1	FIX	C/O Refi	Phoenix	AZ
5362074	0	1	FIX	C/O Refi	Phoenix	AZ
5361947	0	1	FIX	C/O Refi	Phoenix	AZ
5362253	0	1	FIX	C/O Refi	Phoenix	AZ
5419957	0	1	FIX	R/T Refi	Dallas	TX
5362079	0	1	FIX	R/T Refi	Glendale	CA
5420037	0	1	FIX	C/O Refi	Miami	FL
5361843	0	1	FIX	C/O Refi	Palmdale	CA
5362236	0	1	FIX	R/T Refi	Lake Tapps	WA
5361998	0	1	FIX	C/O Refi	Holtville	CA
5362174	0	1	FIX	C/O Refi	Coral Springs	FL
5361880	0	1	FIX	C/O Refi	Tampa	FL
5362217	0	1	FIX	R/T Refi	Kensington	CA
5420020	0	1	FIX	C/O Refi	North Myrtle Beach	SC
5362026	0	1	FIX	C/O Refi	Oxnard	CA
5361563	0	1	FIX	R/T Refi	Mililani	HI
5420039	0	1	FIX	C/O Refi	Bellflower	CA
5361555	0	1	FIX	C/O Refi	Las Vegas	NV
5362255	0	1	FIX	C/O Refi	Brookline	MA
5361590	149,900.00	1	FIX	Purchase	League City	TX
5420019	0	1	FIX	R/T Refi	Somerville	MA
5361651	0	1	FIX	C/O Refi	Burbank	CA
5362008	0	1	FIX	C/O Refi	Washington	DC
5361548	0	1	FIX	C/O Refi	West Henrietta	NY
5362205	0	1	FIX	C/O Refi	Westbrook	CT
5362102	0	1	FIX	R/T Refi	San Bernardino	CA
5362146	398,500.00	1	FIX	Purchase	Grass Valley	CA
5420034	0	1	FIX	C/O Refi	Moraga	CA
5361683	0	1	FIX	C/O Refi	San Jose	CA
5581808	0	1	FIX	R/T Refi	OCEANSIDE	CA
5581809	0	1	FIX	C/O Refi	CORONA	NY
5581810	0	1	FIX	R/T Refi	NAPA	CA
5581811	0	1	FIX	C/O Refi	CLEARWATER	FL
5581812	1,150,000.00	1	FIX	Purchase	FOSTER CITY	CA
5581813	1,180,059.00	1	FIX	Purchase	WHEATON	IL
5581814	0	1	FIX	C/O Refi	HAYDEN	ID
5581815	0	1	FIX	C/O Refi	DOVER	ID
5581816	0	1	FIX	C/O Refi	SAN BRUNO	CA
5581817	0	1	FIX	R/T Refi	MAHTOMEDI	MN
5581818	575,000.00	1	FIX	Purchase	OXNARD	CA
5581819	0	1	FIX	R/T Refi	OCEANSIDE	CA
5581820	1,050,000.00	1	FIX	Purchase	SAN FRANCISCO	CA
5581822	0	1	FIX	C/O Refi	BAINBRIDGE ISLAND	WA
5581823	1,680,000.00	1	FIX	Purchase	RIDGEFIELD	CT
5581824	0	1	FIX	R/T Refi	ENGLISHTOWN	NJ
5581825	725,000.00	1	FIX	Purchase	ATLANTA	GA
5581826	1,075,000.00	1	FIX	Purchase	REDONDO BEACH	CA
5581827	0	1	FIX	R/T Refi	FILLMORE	CA
5318347	0	1	FIX	R/T Refi	LANCASTER	CA
5318211	0	1	FIX	R/T Refi	MIDWAY	UT
5318042	0	1	FIX	R/T Refi	SAN GERONIMO	CA
5318355	0	1	FIX	C/O Refi	STEAMBOAT SPRINGS	CO
5453544	0	1	FIX	C/O Refi	Landover	MD
5453556	0	1	FIX	C/O Refi	Princeton	MN
5453558	0	1	FIX	C/O Refi	South Gate	CA
5453565	0	1	FIX	C/O Refi	TAMPA	FL
5453591	0	1	FIX	R/T Refi	Levelland	TX
5514445	0	1	FIX	C/O Refi	VALDOSTA	GA
5514435	0	1	FIX	C/O Refi	Louisville	KY
5514429	775,000.00	1	FIX	Purchase	Gainesville	GA
5459924	210,000.00	1	FIX	Purchase	GAINESVILLE	GA
5459930	0	1	FIX	C/O Refi	MARIETTA	GA
5459941	213,990.00	1	FIX	Purchase	FAIRBURN	GA
5459950	0	1	FIX	C/O Refi	HIALEAH	FL
5459958	0	1	FIX	C/O Refi	LITTLETON	NC
5460008	0	1	FIX	C/O Refi	HUDSON	OH
5460035	0	1	FIX	C/O Refi	HUNTINGTOWN	MD
5460041	287,900.00	1	FIX	Purchase	WEST HAVEN	CT
5460046	155,000.00	1	FIX	Purchase	RIDGECREST	CA
5460052	505,000.00	1	FIX	R/T Refi	BURTONSVILLE	MD
5460061	495,000.00	1	FIX	Purchase	ISLIP	NY
5460078	0	1	FIX	C/O Refi	PLEASANTON	CA
5222482	0	1	FIX	C/O Refi	LAS VEGAS	NV
5222502	0	1	FIX	C/O Refi	EL CERRITO	CA
5222562	0	1	FIX	C/O Refi	LOS ANGELES	CA
5222580	0	1	FIX	R/T Refi	HOWELL	NJ
5222586	0	1	FIX	C/O Refi	GUERNEVILLE	CA
5222614	0	1	FIX	C/O Refi	SPRINGFIELD	MO
5222615	0	1	FIX	C/O Refi	GARNERVILLE	NY
5222637	0	1	FIX	C/O Refi	LONGVIEW	WA
5222674	0	1	FIX	C/O Refi	REDMOND	OR
5222687	0	1	FIX	C/O Refi	MIAMI	FL
5222704	400,000.00	1	FIX	Purchase	POMPANO BEA	FL
5222736	0	1	FIX	C/O Refi	SAINT GEORG	UT
5222980	185,000.00	1	FIX	Purchase	KEARNS	UT
5223007	455,000.00	1	FIX	Purchase	QUEENS VILL	NY
5223035	0	1	FIX	C/O Refi	BOISE	ID
5223040	0	1	FIX	C/O Refi	MANTEO	NC
5223057	0	1	FIX	R/T Refi	WHITE SALMO	WA
5223061	365,000.00	1	FIX	Purchase	SANDWICH	MA
5223163	280,000.00	1	FIX	Purchase	MERIDIAN	ID
5223235	0	1	FIX	R/T Refi	GAITHERSBUR	MD
5222388	0	1	FIX	R/T Refi	BARTOW	FL
5222433	0	1	FIX	R/T Refi	CHAPEL HILL	TN
5222438	0	1	FIX	C/O Refi	ATLANTA	GA
5222453	0	1	FIX	R/T Refi	SEVERN	MD
5222413	197,000.00	1	FIX	Purchase	WILMINGTON	NC
5222475	312,500.00	1	FIX	Purchase	NORTHFIELD	NJ
5222420	236,500.00	1	FIX	Purchase	GASTONIA	NC
5595128	44,000.00	1	FIX	Purchase	ALICE	TX
5595171	0	1	FIX	C/O Refi	BELPRE	OH
5595200	74,000.00	1	FIX	Purchase	RENO	NV
5595237	699,995.00	1	FIX	Purchase	CONCORD	CA
5595370	304,990.00	1	FIX	Purchase	FLORENCE	AZ
5595459	97,000.00	1	FIX	Purchase	TOLONO	IL
5595484	132,850.00	1	FIX	Purchase	WINSTON SALEM	NC
5618851	0	1	FIX	C/O Refi	Bowie	TX
5618852	0	1	FIX	C/O Refi	BIRMINGHAM	AL
5618855	51,900.00	1	FIX	Purchase	Lynchburg	VA
5618856	540,000.00	1	FIX	Purchase	Brooklyn	NY
5618858	53,500.00	1	FIX	Purchase	Lynchburg	VA
5618860	53,994.00	1	FIX	Purchase	Lampasas	TX
5618862	0	1	FIX	C/O Refi	Memphis	TN
5618863	0	1	FIX	R/T Refi	Fostoria	OH
5618866	0	1	FIX	C/O Refi	East Mc Keesport	PA
5618873	88,500.00	1	FIX	Purchase	Houston	TX
5618876	0	1	FIX	R/T Refi	Louisville	KY
5618877	71,393.00	1	FIX	Purchase	Indianapolis	IN
5618888	0	1	FIX	C/O Refi	Phoenix	NY
5618890	0	1	FIX	C/O Refi	Jackson	MS
5618891	0	1	FIX	R/T Refi	Hopkinsville	KY
5618892	0	1	FIX	R/T Refi	Hopkinsville	KY
5618894	90,000.00	1	FIX	Purchase	Reynoldsburg	OH
5618896	0	1	FIX	R/T Refi	Hopkinsville	KY
5618897	0	1	FIX	C/O Refi	SEBRING	FL
5618905	0	1	FIX	C/O Refi	Elon	NC
5618908	137,184.00	1	FIX	Purchase	Noblesville	IN
5618909	137,719.00	1	FIX	Purchase	Aurora	CO
5618910	136,990.00	1	FIX	Purchase	Willis	TX
5618911	135,300.00	1	FIX	Purchase	Richmond	VA
5618912	0	1	FIX	C/O Refi	NAPOLEON	OH
5618913	131,000.00	1	FIX	Purchase	Brownsville	TX
5618916	159,000.00	1	FIX	Purchase	Layton	UT
5618922	0	1	FIX	R/T Refi	Roberts	WI
5618924	0	1	FIX	C/O Refi	Sacramento	CA
5618927	0	1	FIX	C/O Refi	Clinton	MD
5618928	0	1	FIX	C/O Refi	Norfolk	VA
5618931	170,500.00	1	FIX	Purchase	Barstow	CA
5618933	0	1	FIX	R/T Refi	Lehigh Acres	FL
5618936	0	1	FIX	R/T Refi	MORGANTON	GA
5618938	248,000.00	1	FIX	Purchase	Henderson	NV
5618939	0	1	FIX	C/O Refi	Norwood	MA
5618940	0	1	FIX	C/O Refi	San Antonio	TX
5618941	0	1	FIX	C/O Refi	North Pole	AK
5618943	0	1	FIX	C/O Refi	Murphy	NC
5618946	0	1	FIX	R/T Refi	Tulare	CA
5618947	0	1	FIX	C/O Refi	Monroe	NY
5618948	0	1	FIX	R/T Refi	Corcoran	CA
5618950	0	1	FIX	C/O Refi	Tucson	AZ
5618952	0	1	FIX	R/T Refi	Cincinnati	OH
5618954	0	1	FIX	R/T Refi	Lemoore	CA
5618955	0	1	FIX	R/T Refi	Arverne	NY
5618960	0	1	FIX	R/T Refi	Pittsburgh	PA
5618961	0	1	FIX	R/T Refi	Cleveland	OH
5618962	0	1	FIX	C/O Refi	Richmond	VA
5618963	0	1	FIX	R/T Refi	Cleveland	OH
5618964	0	1	FIX	C/O Refi	Vista	CA
5618965	0	1	FIX	C/O Refi	Milwaukee	WI
5618967	0	1	FIX	R/T Refi	Issaquah	WA
5618969	119,981.00	1	FIX	Purchase	Houston	TX
5618972	140,600.00	1	FIX	Purchase	Broken Arrow	OK
5618973	0	1	FIX	C/O Refi	Albuquerque	NM
5618974	152,000.00	1	FIX	Purchase	Forest City	NC
5618975	0	1	FIX	C/O Refi	Rocky Point	NC
5618980	256,000.00	1	FIX	Purchase	Millwood	VA
5618981	0	1	FIX	R/T Refi	Washington	NC
5618983	0	1	FIX	C/O Refi	Puyallup	WA
5618984	0	1	FIX	R/T Refi	Farmville	NC
5618985	0	1	FIX	C/O Refi	Kills Devil Hills	NC
5618987	0	1	FIX	C/O Refi	Clinton	MD
5618990	0	1	FIX	C/O Refi	Oakland	CA
5618994	1,760,000.00	1	FIX	Purchase	El Dorado Hills	CA
5618997	0	1	FIX	R/T Refi	East Patchogue	NY
5618998	0	1	FIX	C/O Refi	The Woodlands	TX
5618999	823,786.00	1	FIX	Purchase	Baltimore	MD
5619000	757,000.00	1	FIX	Purchase	Miami	FL
5624218	0	1	FIX	R/T Refi	Hanford	CA
5624219	119,911.00	1	FIX	Purchase	Aurora	CO
5624224	0	1	FIX	R/T Refi	Sunset Beach	NC
5624226	0	1	FIX	C/O Refi	Smyrna	GA
5624227	0	1	FIX	C/O Refi	Smyrna	GA
5624232	71,000.00	1	FIX	Purchase	Yeadon	PA
5624233	136,000.00	1	FIX	Purchase	Aurora	CO
5632931	168,500.00	1	FIX	Purchase	New Market	AL
5632932	0	1	FIX	C/O Refi	North Royalton	OH
5632933	116,611.00	1	FIX	Purchase	Aurora	CO
5632936	180,000.00	1	FIX	Purchase	Philadelphia	PA
5632937	0	1	FIX	R/T Refi	Wallingford	PA
5721576	1,053,043.80	1	FIX	Purchase	Mason	OH
5721577	1,090,562.20	1	FIX	Purchase	Decatur	GA
5721578	0	1	FIX	C/O Refi	Mentor	OH
5721579	0	1	FIX	C/O Refi	Port Saint Lucie	FL
5721580	0	1	FIX	C/O Refi	Tuckahoe	NY
5721581	0	1	FIX	C/O Refi	Palatine	IL
5721583	1,087,500.00	1	FIX	Purchase	MIAMI	FL
5721587	0	1	FIX	C/O Refi	SUNBURY	OH
5721595	0	1	FIX	R/T Refi	Walnut	CA
5721598	2,050,000.00	1	FIX	Purchase	CINCINNATI	OH
5721599	0	1	FIX	C/O Refi	MARTINSVILLE	VA
5721601	0	1	FIX	R/T Refi	WALDORF	MD
5721602	0	1	FIX	C/O Refi	SABILLASVILLE	MD
5721603	0	1	FIX	R/T Refi	SALINAS	CA
5721604	0	1	FIX	C/O Refi	NASHOTAH	WI
5721605	710,000.00	1	FIX	Purchase	SANTA FE	NM
5721607	750,000.00	1	FIX	Purchase	DIX HILLS	NY
5721608	0	1	FIX	C/O Refi	DALLAS	TX
5721609	652,000.00	1	FIX	Purchase	MEDINA	OH
5721610	0	1	FIX	C/O Refi	LOS ANGELES	CA
5721611	0	1	FIX	C/O Refi	SAVANNAH	GA
5721612	1,175,000.00	1	FIX	Purchase	TUCSON	AZ
5721613	1,929,126.40	1	FIX	Purchase	WESTLAKE	TX
5721614	0	1	FIX	R/T Refi	HOUSTON	TX
5721615	760,000.00	1	FIX	Purchase	CARMEL	IN
5721616	0	1	FIX	R/T Refi	ALEXANDRIA	VA
5721617	0	1	FIX	C/O Refi	Brooklyn	NY
5721619	0	1	FIX	R/T Refi	Bloomingdale	IL
5721621	0	1	FIX	R/T Refi	Placentia	CA
5721622	0	1	FIX	C/O Refi	Gilford	NH
5721623	0	1	FIX	R/T Refi	Camarillo	CA
5721624	0	1	FIX	C/O Refi	Burtonsville	MD
5582929	128,860.00	1	FIX	Purchase	Columbia	SC
5918084	361,028.00	1	FIX	Purchase	FREDERICK	MD
5694665	148,650.00	1	FIX	Purchase	OCALA	FL
5694735	0	1	FIX	C/O Refi	KAILUA	HI
5695032	61,000.00	1	FIX	Purchase	DONALSONVILLE	GA
5695082	0	1	FIX	C/O Refi	LAWRENCE	IN
5695340	0	1	FIX	R/T Refi	FOLEY	AL

LoanID	Zip	FICO	OFICO	Property Type	Occupancy	Documentation
1913621	89117	575	636	PUD	Primary	Alt
1802932	91401	738	738	3-Family	Primary	Reduced
1803097	32550	754	754	PUD	Secondary	Reduced
1861468	95301	573	665	SFR	Primary	Reduced
1861733	95945	634	724	SFR	Primary	Reduced
3831790	75219	677	773	Condo	Primary	SIVA
4327976	90505	744	793	SFR	Primary	Reduced
4327982	92503	717	719	SFR	Primary	Reduced
5549654	75650	692	679	SFR	Primary	Full
5091720	7060	660	685	SFR	Primary	Full
5092122	85745	778	792	SFR	Secondary	No Doc
5094483	30277	667	722	SFR	Investor	Full
5097733	20904	777	770	SFR	Primary	Asset Only
5098261	60035	761	739	SFR	Primary	Asset Only
5099317	30327	733	741	SFR	Primary	Asset Only
4950690	32250	679	767	Condo	Primary	SIVA
4376027	48227	729	729	SFR	Primary	Full
4376099	98012	772	772	PUD	Primary	EZ Doc (NIV)
5383784	11746	743	665	SFR	Primary	SISA
5384032	63141	708	701	Condo	Primary	SIVA
5384202	7758	763	729	Condo	Primary	Full
5384439	80111	721	0	SFR	Primary	Full
5384508	60093	670	0	SFR	Primary	Full
2283582	33143	757	757	SFR	Primary	Full
5590550	89015	649	755	SFR	Primary	Full
5590551	89447	742	743	SFR	Primary	SIFA
5590553	77836	660	683	SFR	Primary	SIFA
5590554	77068	758	748	PUD	Primary	Full
5590556	29492	678	700	SFR	Primary	SIFA
5590557	36571	609	677	PUD	Primary	SIFA
5590559	11201	696	686	Condo	Primary	SIFA
5590560	28665	778	711	PUD	Primary	SIFA
5590561	83651	734	728	SFR	Primary	SIFA
5590562	92683	696	702	SFR	Primary	SIFA
5590285	27968	751	772	SFR	Secondary	SIFA
5590563	11364	769	769	Cooperative	Primary	Full
5590564	10523	706	670	SFR	Primary	SIFA
5590565	33914	729	696	Condo	Investor	Full
5590566	94710	653	685	SFR	Primary	SIFA
5590567	85259	766	813	PUD	Primary	SIFA
5590568	10012	690	702	Cooperative	Primary	Full
5590271	95828	640	699	SFR	Primary	SIFA
5590570	11937	775	790	SFR	Primary	SIFA
5590571	18034	688	704	PUD	Primary	SIFA
5590572	20143	772	787	PUD	Primary	SIFA
5590573	22408	766	786	PUD	Primary	SIFA
5590575	84078	683	715	PUD	Primary	Full
5590576	10016	735	731	Condo	Primary	Full
5590577	20646	755	702	SFR	Primary	Full
5590578	60202	646	727	SFR	Primary	SIFA
5590580	29910	789	797	PUD	Primary	SIFA
5590581	10128	704	705	Cooperative	Primary	Full
5590582	29483	713	709	PUD	Primary	Full
5590583	29464	572	672	PUD	Primary	SIFA
5590584	33706	701	677	Condo	Secondary	SIFA
5590585	90012	704	668	Condo	Primary	SIFA
5590272	98059	693	753	SFR	Primary	SIFA
5590586	89109	784	768	Condo	Secondary	SIFA
5590588	11968	711	726	SFR	Primary	SIFA
5590589	30097	700	718	PUD	Primary	SIFA
5590591	7069	726	690	SFR	Primary	Full
5590593	94110	798	758	SFR	Primary	SIFA
5590811	11937	757	753	SFR	Primary	SIFA
5590286	29456	693	732	SFR	Primary	SIFA
5590594	92129	716	735	SFR	Primary	SIFA
5590595	94619	777	736	PUD	Primary	SIFA
5590597	85253	767	765	SFR	Primary	SIFA
5590599	34103	797	805	Condo	Primary	SIFA
5590600	84065	706	700	PUD	Primary	SIFA
5590601	94121	744	731	SFR	Primary	SIFA
5590602	30033	686	677	SFR	Primary	SIFA
5590603	33173	759	720	PUD	Secondary	SIFA
5590604	93905	667	676	2-Family	Primary	SIFA
5590605	22003	678	737	SFR	Primary	SIFA
5590606	48009	714	765	SFR	Primary	SIFA
5590607	2478	686	660	SFR	Primary	Full
5590812	33154	749	771	SFR	Primary	SIFA
5590609	11703	734	752	SFR	Primary	SIFA
5590610	94601	724	719	SFR	Primary	SIFA
5590611	93010	788	750	SFR	Primary	SIFA
5590612	32082	603	743	PUD	Primary	SIFA
5590613	11968	644	744	SFR	Secondary	SIFA
5590614	33928	758	758	PUD	Primary	SIFA
5590274	21042	787	794	SFR	Primary	SIFA
5590615	85239	770	687	PUD	Primary	SIFA
5590616	98042	752	741	SFR	Primary	Full
5590617	98004	691	757	Condo	Primary	SIFA
5590618	75219	653	707	Condo	Secondary	SIFA
5590813	33139	735	745	Condo	Primary	SIFA
5590619	11235	735	741	Condo	Primary	SIFA
5590620	95918	782	749	SFR	Primary	Full
5590621	93117	667	676	Condo	Primary	SIFA
5590622	34957	705	636	Condo	Secondary	Full
5590623	92127	540	676	SFR	Primary	SIFA
5590624	98032	762	732	Condo	Primary	SIFA
5590625	96768	696	684	SFR	Primary	SIFA
5590626	89108	619	734	SFR	Primary	SIFA
5590628	92880	569	704	SFR	Primary	SIFA
5590630	85308	691	720	PUD	Primary	SIFA
5590631	6902	723	682	Condo	Primary	Full
5590633	85249	687	683	SFR	Primary	SIFA
5590634	30043	695	698	SFR	Primary	SIFA
5590635	80108	756	747	PUD	Primary	SIFA
5590636	21102	544	664	SFR	Primary	SIFA
5590637	28512	795	771	SFR	Secondary	Full
5590814	19975	657	666	PUD	Primary	SIFA
5590639	95131	718	711	SFR	Primary	SIFA
5590640	93561	678	787	SFR	Primary	Full
5590815	95823	754	727	SFR	Primary	SIFA
5590641	85396	634	673	PUD	Primary	SIFA
5590642	92377	614	703	SFR	Primary	SIFA
5590643	86004	750	742	SFR	Primary	SIVA
5590644	19473	692	703	SFR	Primary	SIFA
5590646	20721	668	661	PUD	Primary	Full
5590647	95820	767	685	SFR	Primary	Full
5590648	98021	721	721	SFR	Primary	SIFA
5590649	60068	710	784	SFR	Primary	SIFA
5590650	95148	791	767	SFR	Primary	SIFA
5590651	32259	776	766	PUD	Primary	Full
5590652	33437	674	765	PUD	Primary	SIFA
5590653	60614	760	799	Condo	Primary	Full
5590654	91011	799	775	SFR	Primary	SIFA
5590655	98070	729	795	SFR	Primary	SIFA
5590656	60565	715	737	SFR	Primary	SIFA
5590658	60645	649	700	Condo	Primary	SIFA
5590660	91506	632	660	SFR	Primary	SIFA
5590288	21403	740	723	SFR	Primary	SIFA
5590289	46077	670	686	SFR	Primary	Full
5590662	89130	661	664	PUD	Primary	Full
5590816	84720	731	790	Condo	Secondary	SIFA
5590663	83607	664	723	SFR	Primary	Full
5590664	89451	669	664	SFR	Primary	Full
5590665	28117	772	779	PUD	Primary	Full
5590666	34135	733	732	Condo	Secondary	SIFA
5590667	60625	630	679	3-Family	Primary	Full
5590669	20743	650	665	SFR	Primary	Full
5590276	98248	704	712	SFR	Primary	SIFA
5590670	28405	684	763	Condo	Primary	SIFA
5590671	60004	633	661	SFR	Primary	Full
5590672	91765	727	714	SFR	Primary	SIFA
5590673	92231	665	724	SFR	Primary	SIFA
5590674	37069	740	763	PUD	Primary	SIFA
5590675	94583	765	763	SFR	Primary	SIFA
5590676	96822	707	724	Condo	Primary	SIFA
5590677	92111	719	789	SFR	Primary	Full
5590679	95148	758	753	SFR	Primary	SIFA
5590680	20169	665	668	PUD	Primary	Full
5590681	60659	679	708	Condo	Primary	SIFA
5590682	73013	777	789	PUD	Investor	Full
5590683	92648	728	760	PUD	Primary	SIFA
5590817	20853	656	668	SFR	Primary	SIFA
5590685	91789	680	705	SFR	Primary	SIFA
5590686	85236	665	694	PUD	Primary	Full
5590687	27519	797	729	PUD	Primary	Full
5590688	32779	764	790	PUD	Primary	Full
5590818	33437	682	702	PUD	Primary	SIFA
5590689	95330	771	759	SFR	Primary	SIFA
5590691	20886	680	674	PUD	Primary	SIFA
5590692	60615	543	687	Condo	Primary	SIFA
5590819	32940	788	796	PUD	Primary	Full
5590693	22079	752	783	PUD	Primary	SIFA
5590277	30248	648	681	SFR	Primary	SIFA
5590694	33065	755	750	Condo	Primary	SIFA
5590278	95003	782	819	PUD	Primary	SIFA
5590695	33179	707	667	SFR	Primary	SIFA
5590696	18015	680	658	SFR	Primary	Full
5590698	21074	729	689	Condo	Primary	Full
5590699	34691	772	782	PUD	Primary	Full
5590701	94538	659	686	SFR	Primary	Full
5590702	95121	773	772	Condo	Primary	SIFA
5590704	98199	743	765	SFR	Primary	SIFA
5590706	94954	688	671	PUD	Secondary	SIFA
5590707	85249	720	706	PUD	Investor	Full
5590708	89436	763	761	PUD	Primary	Full
5590820	30189	724	717	PUD	Primary	Full
5590709	21224	537	753	PUD	Primary	SIFA
5590710	94040	737	783	Condo	Primary	SIFA
5590711	95823	751	672	SFR	Primary	SIFA
5590713	97223	761	761	3-Family	Investor	Full
5590714	91911	739	729	SFR	Primary	Full
5590716	22101	733	685	SFR	Primary	SIFA
5590717	20109	793	772	PUD	Investor	Full
5590718	20110	768	720	SFR	Primary	Full
5590719	92078	683	751	Condo	Primary	SIFA
5590721	89169	779	701	Condo	Primary	SIFA
5590722	98125	663	675	SFR	Primary	SIFA
5590723	94401	692	714	SFR	Primary	Full
5590724	98020	737	751	SFR	Primary	SIFA
5590725	22942	739	700	PUD	Primary	SIFA
5590726	28803	786	780	SFR	Primary	Full
5590727	93458	700	746	SFR	Primary	SIFA
5590728	22554	725	740	SFR	Primary	Full
5590729	95678	622	723	SFR	Primary	SIFA
5590730	95037	640	740	SFR	Primary	SIFA
5590731	97408	776	768	SFR	Primary	SIFA
5590733	93906	803	754	SFR	Primary	SIFA
5590734	56515	713	736	SFR	Investor	Full
5590735	11976	796	808	SFR	Primary	SIFA
5590736	92883	698	706	PUD	Primary	SIFA
5590737	20016	733	745	SFR	Primary	Full
5590280	98230	774	711	SFR	Primary	SIFA
5590738	29033	774	732	SFR	Primary	Full
5590823	48080	679	719	SFR	Primary	Full
5590739	94565	666	690	SFR	Primary	SIFA
5590740	95988	720	785	SFR	Secondary	SIFA
5590741	55446	793	769	SFR	Primary	SIFA
5590743	98467	681	732	SFR	Primary	SIFA
5590744	95742	691	702	SFR	Primary	SIFA
5590745	85212	616	685	SFR	Primary	SIFA
5590281	90601	671	761	SFR	Primary	SIFA
5590747	80202	792	765	Condo	Primary	SIFA
5590282	94806	660	760	SFR	Primary	Full
5590748	60091	657	751	SFR	Primary	Full
5590749	55352	717	728	SFR	Investor	Full
5590750	94107	673	621	2-Family	Primary	Full
5590751	23323	678	720	SFR	Primary	SIFA
5590752	80133	734	709	SFR	Primary	Full
5590753	94803	664	696	SFR	Primary	SIFA
5590757	45342	680	680	SFR	Primary	SIFA
5590824	48179	672	707	SFR	Primary	SIFA
5590758	94509	686	661	SFR	Primary	Full
5590759	28604	758	777	SFR	Primary	SIFA
5590761	94546	672	637	SFR	Primary	Full
5590762	85255	718	723	PUD	Primary	SIFA
5590763	89109	717	787	Condo	Secondary	SIFA
5590765	85226	756	764	PUD	Primary	SIFA
5590767	11368	758	758	2-Family	Primary	SIFA
5590768	91387	581	714	PUD	Primary	SIFA
5590769	89511	714	649	Condo	Primary	Full
5590283	94015	719	679	SFR	Primary	SIFA
5590770	43551	719	715	SFR	Primary	Full
5590771	2632	791	793	SFR	Primary	SIFA
5590825	11946	769	757	SFR	Primary	Full
5590772	2538	578	677	SFR	Primary	SIFA
5590773	24153	729	775	SFR	Primary	Full
5590774	85635	695	745	PUD	Primary	SIFA
5590775	95376	707	737	SFR	Primary	SIFA
5590776	95823	747	752	SFR	Primary	SIFA
5590777	32837	595	697	PUD	Primary	Full
5590778	95608	724	737	SFR	Primary	SIFA
5590780	83605	747	719	SFR	Primary	SIFA
5590781	53154	691	692	SFR	Primary	Full
5590826	30040	741	748	SFR	Primary	SIFA
5590782	55122	698	732	SFR	Primary	SIFA
5590783	95337	678	692	SFR	Secondary	SIFA
5590784	98204	720	704	Condo	Primary	Full
5590785	89451	769	780	SFR	Primary	SIFA
5590786	98366	695	725	SFR	Primary	SIFA
5590827	85641	582	750	SFR	Primary	Full
5590828	33063	691	690	PUD	Primary	Full
5590829	20111	768	760	SFR	Primary	SIFA
5590788	81632	689	710	PUD	Primary	Full
5590789	95969	637	769	SFR	Primary	SIFA
5590790	91766	747	755	SFR	Primary	SIFA
5590791	89701	676	693	SFR	Primary	SIFA
5590792	94536	774	763	PUD	Primary	SIFA
5590794	94904	669	718	Condo	Primary	Full
5590795	20110	676	703	PUD	Primary	SIFA
5590796	33126	735	735	2-Family	Primary	SIFA
5590798	90620	705	724	SFR	Primary	SIFA
5590799	29466	675	696	Condo	Primary	Full
5590800	98092	742	725	Condo	Primary	SIFA
5590801	80107	764	711	PUD	Primary	SIFA
5590830	95830	786	789	PUD	Primary	Full
5590802	97206	782	787	SFR	Primary	Full
5590831	55076	723	694	Condo	Primary	Full
5590284	85711	710	713	SFR	Primary	SIFA
5590804	89436	793	809	PUD	Primary	Full
5590833	7723	713	767	SFR	Secondary	SIFA
5590805	20874	625	684	SFR	Primary	SIFA
5590806	33584	703	670	PUD	Primary	SIFA
5590807	80304	610	689	Condo	Primary	Full
5590808	60564	667	761	PUD	Primary	SIFA
5585294	95472	769	736	SFR	Primary	SISA
5655775	11252	730	712	Condo	Primary	SISA
5655777	92037	676	692	Condo	Primary	Stated
5655786	21202	627	673	SFR	Investor	SISA
5655789	95124	673	681	PUD	Primary	Standard
5655790	23608	722	736	SFR	Primary	DU
5655796	91214	658	718	SFR	Primary	SISA
5656048	95482	653	657	PUD	Primary	Stated
5595749	48174	538	681	PUD	Primary	SIVA
5595762	95758	553	660	SFR	Primary	SIVA
5584881	10038	743	752	Condo	Primary	Paper Saver
5789744	92882	799	774	Condo	Investor	Stated
5789746	89115	773	728	PUD	Secondary	Paper Saver
5789748	32765	690	679	PUD	Primary	Standard
5789749	94401	713	776	SFR	Primary	Paper Saver
5789751	34286	740	794	SFR	Primary	Paper Saver
5789752	95247	715	759	SFR	Investor	Stated
5789753	65616	757	807	Condo	Secondary	Paper Saver
5789754	92082	780	797	SFR	Primary	Paper Saver
5789755	94806	756	726	SFR	Primary	Standard
5789756	92807	661	723	SFR	Primary	Paper Saver
5789761	1773	627	659	SFR	Primary	Paper Saver
5789763	30014	689	678	SFR	Primary	Paper Saver
5789764	21740	746	757	SFR	Investor	Paper Saver
5789766	93953	715	690	SFR	Primary	Paper Saver
5789767	19518	721	682	SFR	Investor	Standard
5789769	95008	798	802	SFR	Primary	Paper Saver
5789771	34120	761	748	SFR	Primary	Paper Saver
5789773	99362	659	726	SFR	Secondary	Standard
5789775	85016	694	707	Condo	Investor	Stated
5789777	33782	695	788	SFR	Investor	Paper Saver
5789778	33139	758	718	Condo	Primary	Paper Saver
5789780	96137	594	759	PUD	Secondary	Paper Saver
5789781	33710	656	693	SFR	Primary	Paper Saver
5789782	34119	566	654	SFR	Primary	Standard
5789783	92115	781	785	SFR	Primary	Standard
5789785	33304	732	732	Condo	Primary	Paper Saver
5789788	21222	746	757	SFR	Investor	Paper Saver
5789789	96137	764	760	PUD	Primary	Paper Saver
5789793	97006	729	729	SFR	Secondary	Paper Saver
5789795	29576	682	781	PUD	Investor	Paper Saver
5789797	97701	730	730	SFR	Investor	Paper Saver
5789799	34209	725	742	SFR	Primary	Paper Saver
5789800	32206	710	769	SFR	Investor	Paper Saver
5911639	93105	789	779	2-Family	Investor	Standard
5911641	7093	690	747	Condo	Investor	SISA
5911642	94024	741	720	SFR	Primary	SISA
5911643	81632	771	782	PUD	Secondary	Standard
5911644	94803	729	757	SFR	Primary	Stated
5911645	90405	755	780	Condo	Primary	SISA
5911646	94014	645	675	SFR	Primary	SISA
5911647	33604	464	689	SFR	Investor	SISA
5911648	90266	728	0	SFR	Primary	Standard
5911649	91352	709	683	SFR	Primary	SISA
5911650	89439	768	745	PUD	Primary	Stated
5911651	60614	729	729	4-Family	Primary	SISA
5911652	91316	774	765	Condo	Investor	SISA
5911653	94112	756	736	SFR	Primary	SISA
5911654	92264	666	675	SFR	Secondary	Stated
5911656	94019	745	680	SFR	Primary	Stated
5911659	91011	707	691	SFR	Primary	SISA
5911660	2818	645	721	Condo	Primary	SISA
5911662	90277	689	685	SFR	Secondary	Stated
5911663	95112	714	700	SFR	Primary	Stated
6023807	94610	777	801	Condo	Primary	SISA
5223312	95746	778	774	PUD	Primary	SIVA
5223314	89506	661	661	PUD	Primary	SIVA
5223317	98121	725	669	Condo	Primary	Full
5223318	98272	730	695	SFR	Investor	Full
5223320	63139	752	721	SFR	Primary	Full
5223321	98053	721	721	PUD	Primary	SIVA
5223323	95687	777	655	SFR	Primary	SIVA
5223325	93313	742	652	SFR	Primary	Full
5223327	91320	672	722	SFR	Primary	SIVA
5223332	23605	773	787	SFR	Investor	Full
5223333	98446	679	683	SFR	Primary	SIVA
5223348	97477	690	726	SFR	Primary	SIVA
5223350	91745	701	713	SFR	Primary	Full
5223353	98391	584	631	PUD	Primary	Full
5223354	93720	742	747	SFR	Investor	SIVA
5223356	97702	779	768	SFR	Primary	SIVA
5223358	60647	709	697	4-Family	Investor	SIVA
5223362	20851	702	668	SFR	Primary	SIVA
5223365	97404	717	738	3-Family	Investor	Full
5223367	18929	698	684	SFR	Primary	SIVA
5223371	98059	773	768	PUD	Primary	SIVA
5223372	97209	721	721	Condo	Primary	Full
5223374	8087	740	733	SFR	Primary	SIVA
5223382	33032	756	756	SFR	Primary	SIVA
5223384	85207	670	698	PUD	Primary	SIVA
5223388	80015	647	663	PUD	Primary	Full
5223396	33185	553	724	PUD	Primary	SIVA
5223408	33647	707	672	PUD	Primary	SIVA
5223416	33714	614	693	2-Family	Investor	SIVA
5223422	32811	696	676	SFR	Investor	SIVA
5223425	2494	756	689	SFR	Primary	SIVA
5223428	60629	665	698	4-Family	Investor	SIVA
5223429	33527	755	734	SFR	Investor	No Ratio
5223431	97123	706	706	SFR	Primary	SIVA
5223432	87571	734	658	2-Family	Primary	SIVA
5223440	94952	766	778	SFR	Primary	SIVA
5595747	78572	744	762	PUD	Primary	Full/Alt
5595753	26170	709	709	SFR	Primary	No Ratio
5595756	28607	764	758	Condo	Primary	Full/Alt
5595759	80104	680	682	PUD	Primary	SISA
5595760	44104	639	680	SFR	Investor	SIVA
5595763	33569	639	725	PUD	Primary	SIVA
5595766	92102	735	724	Condo	Primary	SIVA
5595768	78154	783	786	PUD	Primary	Full/Alt
5595770	94502	773	788	PUD	Primary	SIVA
5595773	92019	738	757	Condo	Primary	Full/Alt
5595774	98022	698	655	SFR	Investor	Full/Alt
5595782	94550	744	756	Condo	Primary	Full/Alt
5595783	30080	762	807	SFR	Primary	Full/Alt
5595788	86301	639	686	PUD	Primary	Full/Alt
5595789	78739	783	817	PUD	Primary	Full/Alt
5595791	89103	690	738	SFR	Primary	Full/Alt
5223399	78745	615	642	SFR	Primary	No Ratio
5223351	97217	622	703	SFR	Primary	SIVA
5223386	60643	595	654	SFR	Investor	SIVA
3768710	87121	673	700	SFR	Primary	Full
4765653	7663	702	735	SFR	Primary	SISA
4765676	27517	700	702	PUD	Primary	Standard
4330645	94954	744	753	SFR	Primary	Reduced
4331188	40245	689	704	SFR	Primary	Reduced
4806129	32246	676	687	PUD	Secondary	SIVA
4805984	27516	685	683	PUD	Primary	No Doc
4804992	28401	595	649	SFR	Primary	SIVA
4805770	91724	646	672	SFR	Primary	No Ratio
4805401	83406	654	669	SFR	Primary	No Ratio
4805533	60609	544	670	2-Family	Primary	Full/Alt
4960228	34286	584	633	SFR	Primary	SIVA
4960115	33880	611	641	PUD	Primary	No Doc
5106298	8807	592	667	SFR	Primary	No Ratio
5049047	23666	691	664	SFR	Primary	No Ratio
5049153	22401	697	676	SFR	Primary	FIFA
5049095	92342	607	689	PUD	Primary	SIFA
5112417	92109	726	666	SFR	Primary	No Doc
5112064	96738	717	717	SFR	Investor	No Doc
5112500	78748	703	654	PUD	Primary	SISA
5111998	98277	669	626	SFR	Primary	Full
5531186	30338	761	771	SFR	Primary	FAD(Full or Alt or AUS)
5577107	72703	721	750	SFR	Primary	FAD(Full or Alt or AUS)
5577365	68144	646	681	PUD	Primary	PS+(PS + W-2 or 1040)
5531157	87122	716	679	SFR	Primary	PS(1 paystub & verbal VOE)
5577411	93638	791	796	SFR	Primary	FAD(Full or Alt or AUS)
5531107	48118	733	761	SFR	Primary	FAD(Full or Alt or AUS)
5577521	91739	659	663	SFR	Primary	PS+(PS + W-2 or 1040)
5577522	98027	739	704	PUD	Primary	FAD(Full or Alt or AUS)
5577523	66226	798	802	SFR	Primary	FAD(Full or Alt or AUS)
5361751	80501	507	625	SFR	Primary	SIVA
5419737	2746	702	642	4-Family	Primary	SISA
5361725	23060	524	630	PUD	Primary	Full
5361580	55126	663	622	SFR	Primary	SIVA
5362091	20170	664	666	PUD	Primary	SIVA
5362036	35650	582	621	SFR	Primary	Full
5361943	92882	645	629	SFR	Primary	SIVA
5419754	97603	594	628	SFR	Primary	SIVA
5419756	48433	648	629	SFR	Primary	Full
5361470	29579	480	635	PUD	Primary	Full
5362207	27104	603	641	SFR	Investor	SISA
5362306	88012	571	710	SFR	Investor	SIVA
5419768	10466	720	643	SFR	Primary	SIVA
5362075	43402	699	622	SFR	Primary	SIVA
5361628	93215	645	654	SFR	Primary	SIVA
5419778	98926	732	758	SFR	Investor	Full
5419779	84088	571	627	SFR	Primary	Full
5362220	85234	681	664	PUD	Investor	SIVA
5361623	8016	764	744	SFR	Primary	SIVA
5419793	46205	652	633	SFR	Primary	SIVA
5361598	21015	705	658	SFR	Primary	SIVA
5361585	90501	695	658	SFR	Primary	SISA
5361621	10306	662	657	SFR	Primary	SIVA
5362117	83814	695	729	2-Family	Investor	SIVA
5419823	11003	652	652	SFR	Primary	SIVA
5419837	94525	744	792	SFR	Primary	SISA
5361986	98645	680	736	SFR	Primary	SISA
5361492	48225	698	674	SFR	Primary	SIVA
5361707	88101	526	669	SFR	Primary	SISA
5419853	91711	632	673	SFR	Investor	SISA
5362277	92410	673	651	SFR	Primary	SIVA
5361827	85745	676	658	SFR	Primary	SISA
5361739	10956	683	658	SFR	Primary	SIVA
5361591	81632	682	664	Condo	Primary	SIVA
5362222	63017	579	658	PUD	Primary	SIVA
5361483	80516	661	652	PUD	Primary	SIVA
5362056	32818	619	644	PUD	Primary	SIVA
5361874	97701	657	661	SFR	Primary	LIM
5419892	63105	632	625	SFR	Primary	SISA
5419896	37601	678	640	SFR	Investor	SISA
5419907	8087	673	651	SFR	Primary	SIVA
5361771	6471	695	632	Condo	Secondary	SIVA
5419911	97038	703	657	SFR	Primary	SIVA
5419923	32789	643	624	SFR	Primary	SIVA
5361501	99206	664	620	SFR	Primary	SIVA
5419931	6043	668	634	SFR	Primary	SIVA
5419936	84037	700	656	SFR	Primary	Full
5361893	85204	587	643	SFR	Primary	SIVA
5419940	77801	640	631	SFR	Primary	SIVA
5362131	48864	665	645	SFR	Primary	SIVA
5361522	19125	609	638	SFR	Primary	SIVA
5361777	85041	676	640	PUD	Investor	Full
5362074	85040	676	640	SFR	Investor	Full
5361947	85040	676	640	SFR	Investor	Full
5362253	85040	676	640	SFR	Investor	Full
5419957	75228	691	640	SFR	Investor	SIVA
5362079	91214	700	764	SFR	Primary	No Doc
5420037	33193	610	663	SFR	Primary	No Doc
5361843	93550	711	713	SFR	Primary	No Doc
5362236	98391	657	663	SFR	Primary	No Doc
5361998	92250	622	660	SFR	Primary	No Doc
5362174	33067	745	698	PUD	Primary	No Doc
5361880	33609	552	739	SFR	Primary	No Doc
5362217	94707	765	785	SFR	Investor	No Doc
5420020	29582	673	661	SFR	Primary	No Doc
5362026	93033	719	663	SFR	Primary	No Doc
5361563	96789	671	671	Condo	Investor	No Ratio
5420039	90706	721	658	SFR	Primary	No Ratio
5361555	89104	626	665	SFR	Primary	No Doc
5362255	2446	653	676	3-Family	Primary	No Ratio
5361590	77573	581	663	PUD	Investor	No Doc
5420019	2145	607	713	2-Family	Investor	No Doc
5361651	91505	626	626	SFR	Primary	No Ratio
5362008	20020	683	660	Townhouse	Primary	No Doc
5361548	14586	676	634	SFR	Primary	No Ratio
5362205	6498	687	645	SFR	Primary	No Ratio
5362102	92407	577	661	SFR	Primary	No Doc
5362146	95949	720	667	SFR	Primary	No Ratio
5420034	94556	705	642	SFR	Primary	No Ratio
5361683	95123	678	645	SFR	Primary	No Ratio
5581808	92054	695	742	SFR	Primary	SISA
5581809	11368	742	742	Townhouse	Primary	SISA
5581810	94558	756	753	SFR	Primary	SISA
5581811	33764	731	700	SFR	Primary	SISA
5581812	94404	791	795	SFR	Primary	SISA
5581813	60187	763	775	SFR	Primary	SISA
5581814	83835	664	760	SFR	Secondary	Standard
5581815	83825	757	694	PUD	Secondary	Standard
5581816	94066	793	740	SFR	Primary	SISA
5581817	55115	678	769	SFR	Primary	SISA
5581818	93030	779	789	SFR	Primary	SISA
5581819	92054	816	797	SFR	Primary	SISA
5581820	94116	781	766	SFR	Primary	SISA
5581822	98110	730	730	SFR	Primary	Standard
5581823	6877	788	773	SFR	Primary	Rapid
5581824	7726	704	706	SFR	Primary	Reduced
5581825	30308	740	689	SFR	Primary	Standard
5581826	90277	774	766	SFR	Primary	SISA
5581827	93015	698	775	SFR	Primary	Reduced
5318347	93536	654	702	SFR	Primary	FAD(Full or Alt or AUS)
5318211	84049	719	765	PUD	Primary	FAD(Full or Alt or AUS)
5318042	94963	645	656	PUD	Primary	NIV
5318355	80487	638	697	SFR	Secondary	FAD(Full or Alt or AUS)
5453544	20785	722	666	SFR	Primary	Stated Income
5453556	55371	743	660	SFR	Primary	NID/NED/NAD
5453558	90280	663	661	SFR	Primary	Stated Income
5453565	33610	655	640	SFR	Primary	Stated Income
5453591	79336	518	653	SFR	Primary	NID/NED/NAD
5514445	31602	648	662	SFR	Primary	SIVA
5514435	40245	680	680	SFR	Primary	SIVA
5514429	30506	808	804	SFR	Primary	SIVA
5459924	30501	655	653	SFR	Primary	NIV
5459930	30067	645	624	SFR	Primary	NIV
5459941	30213	541	660	SFR	Primary	FAD(Full or Alt or AUS)
5459950	33018	655	622	Condo	Primary	SIVA
5459958	27850	696	641	SFR	Primary	NIV
5460008	44236	667	642	SFR	Primary	FAD(Full or Alt or AUS)
5460035	20639	662	621	SFR	Primary	No Ratio
5460041	6516	506	621	SFR	Primary	SIVA
5460046	93555	641	686	PUD	Investor	No Doc
5460052	20866	536	661	SFR	Primary	NIV
5460061	11751	656	637	SFR	Primary	NIV
5460078	94588	696	633	PUD	Primary	FAD(Full or Alt or AUS)
5222482	89106	759	742	SFR	Primary	SIVA
5222502	94530	705	760	4-Family	Investor	SIVA
5222562	90036	749	744	4-Family	Primary	SISA
5222580	7731	767	742	SFR	Primary	SISA
5222586	95446	795	778	SFR	Primary	SISA
5222614	65807	599	590	SFR	Primary	Full
5222615	10923	737	728	PUD	Primary	SIVA
5222637	98632	787	767	SFR	Primary	SISA
5222674	97756	694	694	SFR	Primary	Full
5222687	33142	744	744	SFR	Primary	SIVA
5222704	33062	583	679	Condo	Secondary	Full
5222736	84790	691	774	SFR	Primary	SISA
5222980	84118	618	618	SFR	Primary	Full
5223007	11411	685	685	SFR	Primary	SIVA
5223035	83704	723	693	SFR	Primary	SISA
5223040	27954	618	685	PUD	Secondary	No Ratio
5223057	98672	744	805	3-Family	Investor	SIVA
5223061	2563	656	643	SFR	Primary	Full
5223163	83642	640	775	PUD	Primary	Full
5223235	20879	689	692	PUD	Primary	SIVA
5222388	33830	597	668	SFR	Primary	No Ratio
5222433	37034	741	806	SFR	Primary	Full
5222438	30308	732	715	2-Family	Primary	SIVA
5222453	21144	699	714	Condo	Primary	Full
5222413	28401	669	681	SFR	Secondary	No Ratio
5222475	8225	690	672	SFR	Primary	Full
5222420	28054	675	661	SFR	Primary	SIVA
5595128	78332	637	655	SFR	Primary	Full/Alt
5595171	45714	533	626	SFR	Primary	Full/Alt
5595200	89512	607	659	Condo	Primary	No Doc
5595237	94521	713	804	SFR	Primary	Full/Alt
5595370	85232	672	677	PUD	Primary	Full/Alt
5595459	61880	570	689	SFR	Investor	Full/Alt
5595484	27127	559	667	SFR	Investor	No Ratio
5618851	76230	683	718	SFR	Investor	SIVA
5618852	35211	776	724	SFR	Investor	SIVA
5618855	24501	653	710	SFR	Investor	SIVA
5618856	11207	708	739	4-Family	Investor	SIVA
5618858	24501	653	710	2-Family	Investor	SIVA
5618860	76550	657	706	SFR	Investor	SIVA
5618862	38114	672	710	2-Family	Investor	SIVA
5618863	44830	786	727	SFR	Investor	Full
5618866	15035	682	674	SFR	Investor	SIVA
5618873	77099	770	770	PUD	Primary	No Doc
5618876	40203	629	630	SFR	Investor	Full
5618877	46259	691	705	2-Family	Investor	Full
5618888	13135	694	689	SFR	Primary	No Doc
5618890	39204	704	683	SFR	Investor	SIVA
5618891	42240	711	702	SFR	Investor	SIVA
5618892	42240	711	705	SFR	Investor	SIVA
5618894	43068	707	769	SFR	Investor	Full
5618896	42240	711	702	SFR	Investor	SIVA
5618897	33870	694	669	SFR	Primary	No Doc
5618905	27244	736	776	SFR	Investor	SIVA
5618908	46060	744	767	PUD	Investor	SIVA
5618909	80010	684	731	SFR	Investor	SIVA
5618910	77318	675	740	PUD	Investor	Full
5618911	23223	640	687	SFR	Investor	No Ratio
5618912	43545	789	771	SFR	Primary	No Doc
5618913	78526	645	712	SFR	Primary	SISA
5618916	84040	750	741	SFR	Investor	SIVA
5618922	54023	789	722	SFR	Investor	SIVA
5618924	95817	687	689	SFR	Primary	No Doc
5618927	20735	798	805	SFR	Primary	No Doc
5618928	23513	732	714	2-Family	Investor	Full
5618931	92311	742	750	SFR	Primary	No Doc
5618933	33936	644	786	SFR	Primary	No Doc
5618936	30560	696	707	SFR	Primary	No Doc
5618938	89074	723	710	PUD	Investor	SIVA
5618939	2062	700	703	SFR	Primary	No Doc
5618940	78230	688	712	SFR	Primary	No Doc
5618941	99705	638	705	SFR	Primary	NINA
5618943	28906	554	675	SFR	Primary	No Ratio
5618946	93274	743	689	SFR	Investor	SIVA
5618947	10950	751	676	SFR	Primary	No Doc
5618948	93212	743	689	SFR	Investor	SIVA
5618950	85716	713	741	2-Family	Investor	SIVA
5618952	45241	669	709	SFR	Primary	No Ratio
5618954	93245	743	689	SFR	Investor	SIVA
5618955	11692	689	689	2-Family	Investor	No Ratio
5618960	15214	681	686	SFR	Investor	Full
5618961	44105	618	663	2-Family	Investor	SIVA
5618962	23222	643	673	SFR	Investor	SIVA
5618963	44111	618	663	4-Family	Investor	SIVA
5618964	92081	660	744	SFR	Primary	No Doc
5618965	53212	679	681	2-Family	Investor	Full
5618967	98027	772	804	Condo	Primary	No Doc
5618969	77095	764	776	PUD	Investor	SIVA
5618972	74014	757	781	PUD	Investor	SIVA
5618973	87112	712	688	SFR	Primary	No Doc
5618974	28043	699	676	SFR	Investor	No Ratio
5618975	28457	662	755	SFR	Primary	No Doc
5618980	22646	690	701	SFR	Primary	No Doc
5618981	27889	761	681	SFR	Primary	No Ratio
5618983	98371	597	690	SFR	Primary	No Doc
5618984	27828	598	707	SFR	Primary	SIVA
5618985	27946	703	695	PUD	Investor	SIVA
5618987	20735	672	687	SFR	Primary	No Doc
5618990	94621	751	693	SFR	Primary	SIVA
5618994	95762	736	741	PUD	Primary	Full
5618997	11772	649	666	SFR	Primary	SIVA
5618998	77382	715	701	PUD	Primary	No Ratio
5618999	21209	748	726	Condo	Investor	No Ratio
5619000	33157	676	697	PUD	Primary	SIVA
5624218	93230	743	735	SFR	Investor	SIVA
5624219	80011	684	714	SFR	Investor	SIVA
5624224	28468	683	766	PUD	Investor	Full
5624226	30080	683	736	SFR	Investor	SIVA
5624227	30080	683	736	SFR	Investor	SIVA
5624232	19050	631	643	SFR	Investor	Full
5624233	80011	752	776	SFR	Investor	SIVA
5632931	35761	754	699	SFR	Investor	SIVA
5632932	44133	669	705	SFR	Primary	SIVA
5632933	80011	684	714	SFR	Investor	SIVA
5632936	19146	739	775	SFR	Investor	Full
5632937	19086	650	709	SFR	Investor	SIVA
5721576	45040	791	791	PUD	Primary	Full
5721577	30033	767	767	SFR	Primary	Full
5721578	44060	800	800	SFR	Primary	Full
5721579	34983	702	702	SFR	Primary	SISA
5721580	10707	760	760	SFR	Primary	SISA
5721581	60067	687	687	PUD	Primary	SISA
5721583	33143	715	715	SFR	Primary	Unknown
5721587	43074	710	710	SFR	Primary	SIVA
5721595	91789	789	789	SFR	Primary	Full
5721598	45243	724	724	SFR	Primary	Full
5721599	24112	684	684	SFR	Secondary	1 Pay/VVOE
5721601	20601	694	694	SFR	Primary	SIVA
5721602	21780	720	720	SFR	Secondary	1 YRINCVEr
5721603	93901	711	711	SFR	Primary	SIVA
5721604	53038	756	756	SFR	Primary	Full
5721605	87505	709	807	PUD	Secondary	1 YRINCVEr
5721607	11746	685	685	SFR	Secondary	SIVA
5721608	75230	812	812	SFR	Primary	1 YRINCVEr
5721609	44256	759	759	PUD	Primary	Full
5721610	91423	796	796	SFR	Primary	1 YRINCVEr
5721611	31410	705	705	SFR	Primary	SIVA
5721612	85718	727	727	PUD	Secondary	SIVA
5721613	76262	747	747	PUD	Primary	Full
5721614	77079	758	758	PUD	Primary	Full
5721615	46032	712	712	SFR	Primary	1 Pay/VVOE
5721616	22309	792	792	SFR	Primary	SIVA
5721617	11210	727	727	SFR	Primary	SIVA
5721619	60108	788	788	SFR	Primary	SIVA
5721621	92870	722	722	PUD	Primary	Full
5721622	3249	764	764	SFR	Primary	SIVA
5721623	93010	713	713	Condo	Primary	SIVA
5721624	20866	775	775	SFR	Primary	SIVA
5582929	29229	705	743	PUD	Investor	SIFA
5918084	21704	719	0	PUD	Secondary	Standard
5694665	34472	681	682	SFR	Primary	Stated
5694735	96734	704	692	SFR	Secondary	SISA
5695032	39845	673	756	SFR	Investor	Paper Saver
5695082	46236	694	714	Condo	Investor	DU
5695340	36535	539	661	SFR	Investor	SISA

LoanID	Product Type	MI Provider	MI Coverage	Debt-to-Income	First Rate Reset Date
1913621	1MO MTA PP1H	None	0	43.73	6/1/2008
1802932	1MO COFI	None	0	41.56	6/1/2008
1803097	1MO COFI	None	0	40.53	6/1/2008
1861468	1MO COFI	None	0	37.15	6/1/2008
1861733	1MO COFI	None	0	42.92	6/1/2008
3831790	5/25 1 YR CMT - IO	None	0	28.5	11/1/2011
4327976	10/20 12 MO LIBOR - IO	None	0	0	2/1/2015
4327982	10/20 12 MO LIBOR - IO	None	0	0	2/1/2015
5549654	5/25 1 YR CMT - IO	None	0	37	5/1/2010
5091720	5/25 1 YR CMT - IO	None	0	20	7/1/2010
5092122	5/25 1 YR CMT - IO	None	0	32	10/1/2010
5094483	10/20 1 YR CMT - IO	None	0	38	12/1/2015
5097733	10/20 1 YR CMT - IO	None	0	48	10/1/2015
5098261	10/20 1 YR CMT - IO	None	0	32	11/1/2015
5099317	10/20 1 YR CMT - IO	None	0	39	1/1/2016
4950690	5/25 1 YR CMT - IO	None	0	26.29	2/1/2012
4376027	30 YR MTA	None	0	49.09	10/1/2005
4376099	30 YR MTA	None	0	44.52	11/1/2005
5383784	5/25 1 YR CMT	None	0	50.2	1/1/2009
5384032	5/25 1 YR CMT - IO	None	0	38.1	3/1/2012
5384202	5/25 1 YR CMT	Premium Priced	0	39.51	4/1/2012
5384439	5/25 1 YR CMT - IO	None	0	49.98	2/1/2012
5384508	5/25 1 YR CMT	TGIC	25	40.95	3/1/2012
2283582	3/27 12 MO LIBOR - IO	None	0	42.7	9/1/2008
5590550	5/25 12 MO LIBOR - IO	TGIC	12	41.84	4/1/2011
5590551	5/25 12 MO LIBOR - IO	None	0	33.24	9/1/2010
5590553	5/25 12 MO LIBOR - IO	None	0	34.66	5/1/2011
5590554	5/25 12 MO LIBOR - IO	None	0	17.05	3/1/2011
5590556	5/25 12 MO LIBOR - IO	None	0	21.9	4/1/2011
5590557	5/25 12 MO LIBOR - IO	None	0	36.88	7/1/2011
5590559	5/25 12 MO LIBOR - IO	None	0	28.17	5/1/2012
5590560	5/25 12 MO LIBOR - IO	None	0	34.91	9/1/2011
5590561	5/25 12 MO LIBOR - IO	None	0	14.74	11/1/2011
5590562	5/25 12 MO LIBOR - IO	None	0	32.05	5/1/2012
5590285	3/27 12 MO LIBOR - IO	None	0	37.08	5/1/2010
5590563	5/25 12 MO LIBOR - IO	None	0	23.39	6/1/2012
5590564	5/25 12 MO LIBOR - IO	None	0	42.54	2/1/2012
5590565	5/25 12 MO LIBOR - IO	None	0	31.68	1/1/2012
5590566	5/25 12 MO LIBOR - IO	None	0	37.63	2/1/2012
5590567	5/25 12 MO LIBOR - IO	None	0	38	5/1/2012
5590568	5/25 12 MO LIBOR - IO	None	0	38.35	3/1/2012
5590271	10/20 12 MO LIBOR - IO	None	0	38.77	2/1/2017
5590570	5/25 12 MO LIBOR - IO	None	0	28.44	6/1/2012
5590571	5/25 12 MO LIBOR - IO	None	0	29.35	5/1/2012
5590572	5/25 12 MO LIBOR - IO	None	0	34.65	5/1/2012
5590573	5/25 12 MO LIBOR - IO	None	0	21.06	3/1/2012
5590575	5/25 12 MO LIBOR - IO	None	0	38.86	5/1/2012
5590576	5/25 12 MO LIBOR - IO	None	0	33.56	5/1/2012
5590577	5/25 12 MO LIBOR - IO	None	0	40.81	3/1/2012
5590578	5/25 12 MO LIBOR - IO	None	0	30.21	5/1/2012
5590580	5/25 12 MO LIBOR - IO	None	0	43.76	6/1/2012
5590581	5/25 12 MO LIBOR - IO	None	0	36.56	6/1/2012
5590582	5/25 12 MO LIBOR - IO	None	0	36.41	5/1/2012
5590583	5/25 12 MO LIBOR - IO	None	0	30.03	5/1/2012
5590584	5/25 12 MO LIBOR - IO	None	0	29.97	5/1/2012
5590585	5/25 12 MO LIBOR - IO	None	0	29.6	5/1/2012
5590272	10/20 12 MO LIBOR - IO	None	0	40.79	5/1/2017
5590586	5/25 12 MO LIBOR - IO	None	0	33.05	5/1/2012
5590588	5/25 12 MO LIBOR - IO	None	0	10.34	5/1/2012
5590589	5/25 12 MO LIBOR - IO	None	0	22.63	5/1/2012
5590591	5/25 12 MO LIBOR - IO	None	0	34.87	5/1/2012
5590593	5/25 12 MO LIBOR - IO	None	0	39.01	5/1/2012
5590811	7/23 12 MO LIBOR - IO	None	0	16.53	5/1/2014
5590286	3/27 12 MO LIBOR - IO	TGIC	20	28.3	5/1/2010
5590594	5/25 12 MO LIBOR - IO	None	0	34	5/1/2012
5590595	5/25 12 MO LIBOR - IO	None	0	36.41	5/1/2012
5590597	5/25 12 MO LIBOR - IO	None	0	34.71	5/1/2012
5590599	5/25 12 MO LIBOR - IO	None	0	13.03	5/1/2012
5590600	5/25 12 MO LIBOR	None	0	30.46	5/1/2012
5590601	5/25 12 MO LIBOR - IO	None	0	37.3	5/1/2012
5590602	5/25 12 MO LIBOR - IO	None	0	25.79	5/1/2012
5590603	5/25 12 MO LIBOR - IO	TGIC	25	42.2	6/1/2012
5590604	5/25 12 MO LIBOR - IO	None	0	21	6/1/2012
5590605	5/25 12 MO LIBOR - IO	None	0	37.34	5/1/2012
5590606	5/25 12 MO LIBOR - IO	None	0	31.38	5/1/2012
5590607	5/25 12 MO LIBOR - IO	None	0	36.6	5/1/2012
5590812	7/23 12 MO LIBOR - IO	None	0	22.57	5/1/2014
5590609	5/25 12 MO LIBOR	None	0	41.93	5/1/2012
5590610	5/25 12 MO LIBOR	None	0	37.64	5/1/2012
5590611	5/25 12 MO LIBOR - IO	None	0	33.24	5/1/2012
5590612	5/25 12 MO LIBOR - IO	None	0	34.48	5/1/2012
5590613	5/25 12 MO LIBOR - IO	None	0	37.21	6/1/2012
5590614	5/25 12 MO LIBOR - IO	RGIC	25	15.41	5/1/2012
5590274	10/20 12 MO LIBOR - IO	None	0	26.34	5/1/2017
5590615	5/25 12 MO LIBOR - IO	None	0	39.5	5/1/2012
5590616	5/25 12 MO LIBOR - IO	None	0	44.38	5/1/2012
5590617	5/25 12 MO LIBOR - IO	None	0	30.56	5/1/2012
5590618	5/25 12 MO LIBOR - IO	None	0	35.19	5/1/2012
5590813	7/23 12 MO LIBOR - IO	None	0	40.38	5/1/2014
5590619	5/25 12 MO LIBOR - IO	None	0	14.72	5/1/2012
5590620	5/25 12 MO LIBOR - IO	None	0	37.86	5/1/2012
5590621	5/25 12 MO LIBOR	None	0	38.66	4/1/2012
5590622	5/25 12 MO LIBOR - IO	None	0	31.16	5/1/2012
5590623	5/25 12 MO LIBOR - IO	None	0	39.95	5/1/2012
5590624	5/25 12 MO LIBOR - IO	MGIC	30	42.01	5/1/2012
5590625	5/25 12 MO LIBOR - IO	None	0	31.52	5/1/2012
5590626	5/25 12 MO LIBOR - IO	None	0	33.91	5/1/2012
5590628	5/25 12 MO LIBOR - IO	None	0	42.98	5/1/2012
5590630	5/25 12 MO LIBOR - IO	None	0	38.09	5/1/2012
5590631	5/25 12 MO LIBOR - IO	None	0	42.48	5/1/2012
5590633	5/25 12 MO LIBOR - IO	None	0	30.02	5/1/2012
5590634	5/25 12 MO LIBOR	None	0	31.68	5/1/2012
5590635	5/25 12 MO LIBOR - IO	None	0	32.07	5/1/2012
5590636	5/25 12 MO LIBOR - IO	None	0	39.6	5/1/2012
5590637	5/25 12 MO LIBOR - IO	None	0	44.95	5/1/2012
5590814	7/23 12 MO LIBOR - IO	None	0	38.53	5/1/2014
5590639	5/25 12 MO LIBOR - IO	MGIC	25	35.14	5/1/2012
5590640	5/25 12 MO LIBOR - IO	None	0	43.81	5/1/2012
5590815	7/23 12 MO LIBOR - IO	None	0	34.01	5/1/2014
5590641	5/25 12 MO LIBOR - IO	None	0	36.74	5/1/2012
5590642	5/25 12 MO LIBOR - IO	None	0	37.28	5/1/2012
5590643	5/25 12 MO LIBOR - IO	None	0	21.19	5/1/2012
5590644	5/25 12 MO LIBOR - IO	None	0	39.5	5/1/2012
5590646	5/25 12 MO LIBOR - IO	None	0	40.49	5/1/2012
5590647	5/25 12 MO LIBOR - IO	None	0	35.15	5/1/2012
5590648	5/25 12 MO LIBOR - IO	None	0	20.56	5/1/2012
5590649	5/25 12 MO LIBOR - IO	None	0	24.67	5/1/2012
5590650	5/25 12 MO LIBOR - IO	None	0	40.43	5/1/2012
5590651	5/25 12 MO LIBOR - IO	None	0	37.04	5/1/2012
5590652	5/25 12 MO LIBOR - IO	None	0	38.86	5/1/2012
5590653	5/25 12 MO LIBOR - IO	None	0	42.23	5/1/2012
5590654	5/25 12 MO LIBOR - IO	None	0	37.23	5/1/2012
5590655	5/25 12 MO LIBOR - IO	None	0	29.8	5/1/2012
5590656	5/25 12 MO LIBOR - IO	None	0	28.37	5/1/2012
5590658	5/25 12 MO LIBOR - IO	None	0	35.94	5/1/2012
5590660	5/25 12 MO LIBOR - IO	None	0	38.62	5/1/2012
5590288	3/27 12 MO LIBOR - IO	None	0	39.21	5/1/2010
5590289	3/27 12 MO LIBOR - IO	None	0	38.86	5/1/2010
5590662	5/25 12 MO LIBOR - IO	TGIC	25	43.81	5/1/2012
5590816	7/23 12 MO LIBOR - IO	None	0	34.73	5/1/2014
5590663	5/25 12 MO LIBOR - IO	None	0	39.2	5/1/2012
5590664	5/25 12 MO LIBOR - IO	None	0	34.98	5/1/2012
5590665	5/25 12 MO LIBOR	None	0	34.07	5/1/2012
5590666	5/25 12 MO LIBOR - IO	None	0	31.69	5/1/2012
5590667	5/25 12 MO LIBOR - IO	None	0	44.14	5/1/2012
5590669	5/25 12 MO LIBOR - IO	RGIC	25	39.12	5/1/2012
5590276	10/20 12 MO LIBOR - IO	None	0	27.98	5/1/2017
5590670	5/25 12 MO LIBOR - IO	None	0	26.77	5/1/2012
5590671	5/25 12 MO LIBOR - IO	None	0	34.46	5/1/2012
5590672	5/25 12 MO LIBOR - IO	None	0	39.2	6/1/2012
5590673	5/25 12 MO LIBOR - IO	None	0	37.36	5/1/2012
5590674	5/25 12 MO LIBOR - IO	None	0	29.07	5/1/2012
5590675	5/25 12 MO LIBOR - IO	None	0	35.37	5/1/2012
5590676	5/25 12 MO LIBOR - IO	None	0	34.2	5/1/2012
5590677	5/25 12 MO LIBOR - IO	None	0	44.78	5/1/2012
5590679	5/25 12 MO LIBOR - IO	None	0	38.46	5/1/2012
5590680	5/25 12 MO LIBOR - IO	None	0	40.24	5/1/2012
5590681	5/25 12 MO LIBOR - IO	None	0	34.95	5/1/2012
5590682	5/25 12 MO LIBOR - IO	None	0	27.09	5/1/2012
5590683	5/25 12 MO LIBOR - IO	None	0	33.64	5/1/2012
5590817	7/23 12 MO LIBOR - IO	None	0	40.91	5/1/2014
5590685	5/25 12 MO LIBOR - IO	None	0	40.36	5/1/2012
5590686	5/25 12 MO LIBOR - IO	None	0	41.48	6/1/2012
5590687	5/25 12 MO LIBOR - IO	None	0	34.65	5/1/2012
5590688	5/25 12 MO LIBOR - IO	None	0	35.53	5/1/2012
5590818	7/23 12 MO LIBOR - IO	None	0	29.87	5/1/2014
5590689	5/25 12 MO LIBOR - IO	None	0	36.91	5/1/2012
5590691	5/25 12 MO LIBOR - IO	None	0	35.74	5/1/2012
5590692	5/25 12 MO LIBOR - IO	RGIC	30	32.47	5/1/2012
5590819	7/23 12 MO LIBOR	None	0	31.01	5/1/2014
5590693	5/25 12 MO LIBOR - IO	None	0	38.41	5/1/2012
5590277	10/20 12 MO LIBOR - IO	UGIC	30	38.32	5/1/2017
5590694	5/25 12 MO LIBOR - IO	None	0	29.97	5/1/2012
5590278	10/20 12 MO LIBOR - IO	None	0	32.8	5/1/2017
5590695	5/25 12 MO LIBOR - IO	TGIC	25	29.66	5/1/2012
5590696	5/25 12 MO LIBOR - IO	None	0	44.34	5/1/2012
5590698	5/25 12 MO LIBOR	None	0	28.97	5/1/2012
5590699	5/25 12 MO LIBOR - IO	None	0	44.22	5/1/2012
5590701	5/25 12 MO LIBOR - IO	None	0	42.76	5/1/2012
5590702	5/25 12 MO LIBOR - IO	None	0	36.2	5/1/2012
5590704	5/25 12 MO LIBOR - IO	None	0	34.88	5/1/2012
5590706	5/25 12 MO LIBOR - IO	None	0	44.24	5/1/2012
5590707	5/25 12 MO LIBOR - IO	None	0	18.77	5/1/2012
5590708	5/25 12 MO LIBOR - IO	None	0	40.4	5/1/2012
5590820	7/23 12 MO LIBOR - IO	None	0	30.71	5/1/2014
5590709	5/25 12 MO LIBOR - IO	None	0	33.52	5/1/2012
5590710	5/25 12 MO LIBOR - IO	None	0	43.92	5/1/2012
5590711	5/25 12 MO LIBOR - IO	None	0	32.64	5/1/2012
5590713	5/25 12 MO LIBOR - IO	None	0	15.52	5/1/2012
5590714	5/25 12 MO LIBOR - IO	None	0	39.02	5/1/2012
5590716	5/25 12 MO LIBOR - IO	None	0	38.18	5/1/2012
5590717	5/25 12 MO LIBOR	None	0	22.24	5/1/2012
5590718	5/25 12 MO LIBOR - IO	None	0	30.45	5/1/2012
5590719	5/25 12 MO LIBOR - IO	None	0	36.9	5/1/2012
5590721	5/25 12 MO LIBOR - IO	None	0	30.49	5/1/2012
5590722	5/25 12 MO LIBOR - IO	None	0	36.97	5/1/2012
5590723	5/25 12 MO LIBOR - IO	None	0	41.21	5/1/2012
5590724	5/25 12 MO LIBOR - IO	None	0	31.78	5/1/2012
5590725	5/25 12 MO LIBOR - IO	None	0	35.39	5/1/2012
5590726	5/25 12 MO LIBOR - IO	None	0	7.56	5/1/2012
5590727	5/25 12 MO LIBOR - IO	None	0	37.65	5/1/2012
5590728	5/25 12 MO LIBOR - IO	None	0	27.32	5/1/2012
5590729	5/25 12 MO LIBOR - IO	None	0	35.33	5/1/2012
5590730	5/25 12 MO LIBOR - IO	None	0	34.46	5/1/2012
5590731	5/25 12 MO LIBOR - IO	None	0	30.14	5/1/2012
5590733	5/25 12 MO LIBOR - IO	None	0	32.9	5/1/2012
5590734	5/25 12 MO LIBOR - IO	None	0	37.52	5/1/2012
5590735	5/25 12 MO LIBOR - IO	None	0	36.6	6/1/2012
5590736	5/25 12 MO LIBOR - IO	None	0	37.92	5/1/2012
5590737	5/25 12 MO LIBOR	None	0	35.21	5/1/2012
5590280	10/20 12 MO LIBOR - IO	None	0	25.57	5/1/2017
5590738	5/25 12 MO LIBOR - IO	None	0	32.73	5/1/2012
5590823	7/23 12 MO LIBOR - IO	None	0	27.12	5/1/2014
5590739	5/25 12 MO LIBOR - IO	None	0	30.46	5/1/2012
5590740	5/25 12 MO LIBOR - IO	None	0	32.91	5/1/2012
5590741	5/25 12 MO LIBOR - IO	None	0	29.55	5/1/2012
5590743	5/25 12 MO LIBOR - IO	None	0	39.76	5/1/2012
5590744	5/25 12 MO LIBOR - IO	None	0	29.85	5/1/2012
5590745	5/25 12 MO LIBOR - IO	None	0	35.93	5/1/2012
5590281	10/20 12 MO LIBOR - IO	None	0	39.37	5/1/2017
5590747	5/25 12 MO LIBOR - IO	None	0	13.46	5/1/2012
5590282	10/20 12 MO LIBOR - IO	None	0	43.01	5/1/2017
5590748	5/25 12 MO LIBOR - IO	None	0	27.16	5/1/2012
5590749	5/25 12 MO LIBOR - IO	None	0	38.41	5/1/2012
5590750	5/25 12 MO LIBOR - IO	None	0	33.76	5/1/2012
5590751	5/25 12 MO LIBOR - IO	None	0	35.34	5/1/2012
5590752	5/25 12 MO LIBOR - IO	None	0	34.71	6/1/2012
5590753	5/25 12 MO LIBOR - IO	None	0	23.48	5/1/2012
5590757	5/25 12 MO LIBOR	TGIC	30	33.55	5/1/2012
5590824	7/23 12 MO LIBOR - IO	None	0	24.38	5/1/2014
5590758	5/25 12 MO LIBOR - IO	None	0	34.52	5/1/2012
5590759	5/25 12 MO LIBOR - IO	TGIC	30	33.86	5/1/2012
5590761	5/25 12 MO LIBOR - IO	None	0	39.38	5/1/2012
5590762	5/25 12 MO LIBOR - IO	None	0	31.97	5/1/2012
5590763	5/25 12 MO LIBOR - IO	None	0	41.66	5/1/2012
5590765	5/25 12 MO LIBOR - IO	None	0	34.64	5/1/2012
5590767	5/25 12 MO LIBOR - IO	None	0	35.48	5/1/2012
5590768	5/25 12 MO LIBOR - IO	None	0	42.47	5/1/2012
5590769	5/25 12 MO LIBOR - IO	None	0	44.21	5/1/2012
5590283	10/20 12 MO LIBOR - IO	None	0	34.79	5/1/2017
5590770	5/25 12 MO LIBOR - IO	None	0	37.73	5/1/2012
5590771	5/25 12 MO LIBOR - IO	None	0	28.75	6/1/2012
5590825	7/23 12 MO LIBOR - IO	None	0	26.16	5/1/2014
5590772	5/25 12 MO LIBOR - IO	None	0	31.88	6/1/2012
5590773	5/25 12 MO LIBOR - IO	None	0	42.2	5/1/2012
5590774	5/25 12 MO LIBOR - IO	None	0	38.76	5/1/2012
5590775	5/25 12 MO LIBOR	None	0	34.88	5/1/2012
5590776	5/25 12 MO LIBOR - IO	None	0	29.69	5/1/2012
5590777	5/25 12 MO LIBOR - IO	None	0	43.42	5/1/2012
5590778	5/25 12 MO LIBOR - IO	None	0	27.74	5/1/2012
5590780	5/25 12 MO LIBOR	None	0	39.99	5/1/2012
5590781	5/25 12 MO LIBOR - IO	None	0	23.88	5/1/2012
5590826	7/23 12 MO LIBOR - IO	None	0	21.28	5/1/2014
5590782	5/25 12 MO LIBOR - IO	None	0	35.32	5/1/2012
5590783	5/25 12 MO LIBOR - IO	None	0	36.06	5/1/2012
5590784	5/25 12 MO LIBOR - IO	None	0	32.08	5/1/2012
5590785	5/25 12 MO LIBOR - IO	None	0	35.24	5/1/2012
5590786	5/25 12 MO LIBOR - IO	None	0	40.28	5/1/2012
5590827	7/23 12 MO LIBOR - IO	None	0	41.01	6/1/2014
5590828	7/23 12 MO LIBOR - IO	None	0	44.56	5/1/2014
5590829	7/23 12 MO LIBOR - IO	None	0	32.95	5/1/2014
5590788	5/25 12 MO LIBOR - IO	None	0	40.1	5/1/2012
5590789	5/25 12 MO LIBOR - IO	None	0	40.94	6/1/2012
5590790	5/25 12 MO LIBOR - IO	None	0	44.63	5/1/2012
5590791	5/25 12 MO LIBOR - IO	None	0	37.33	5/1/2012
5590792	5/25 12 MO LIBOR - IO	None	0	43.39	5/1/2012
5590794	5/25 12 MO LIBOR - IO	None	0	32.14	5/1/2012
5590795	5/25 12 MO LIBOR - IO	None	0	42.13	5/1/2012
5590796	5/25 12 MO LIBOR - IO	None	0	37.96	6/1/2012
5590798	5/25 12 MO LIBOR - IO	None	0	38.18	5/1/2012
5590799	5/25 12 MO LIBOR - IO	None	0	17.12	5/1/2012
5590800	5/25 12 MO LIBOR - IO	None	0	38.89	5/1/2012
5590801	5/25 12 MO LIBOR - IO	None	0	43.06	5/1/2012
5590830	7/23 12 MO LIBOR - IO	None	0	42	5/1/2014
5590802	5/25 12 MO LIBOR - IO	None	0	32.89	5/1/2012
5590831	7/23 12 MO LIBOR - IO	None	0	36.64	5/1/2014
5590284	10/20 12 MO LIBOR - IO	None	0	39.14	6/1/2017
5590804	5/25 12 MO LIBOR - IO	None	0	41.99	6/1/2012
5590833	7/23 12 MO LIBOR	None	0	20.02	5/1/2014
5590805	5/25 12 MO LIBOR - IO	None	0	43.2	5/1/2012
5590806	5/25 12 MO LIBOR - IO	None	0	27.84	5/1/2012
5590807	5/25 12 MO LIBOR - IO	None	0	44.19	5/1/2012
5590808	5/25 12 MO LIBOR - IO	None	0	33.47	5/1/2012
5585294	10/20 12 MO LIBOR - IO	None	0	44.6	5/1/2017
5655775	10/20 12 MO LIBOR - IO	None	0	24.2	6/1/2017
5655777	10/30 12 MO LIBOR	None	0	31.9	7/1/2017
5655786	10/20 12 MO LIBOR - IO	None	0	5.35	6/1/2017
5655789	10/20 12 MO LIBOR - IO	None	0	29.6	6/1/2017
5655790	10/20 12 MO LIBOR - IO	None	0	41.4	6/1/2017
5655796	10/20 12 MO LIBOR - IO	None	0	35.1	8/1/2017
5656048	7/23 12 MO LIBOR - IO	None	0	39.4	7/1/2014
5595749	5/25 6 MO LIBOR - IO	None	0	37.73	2/1/2012
5595762	5/25 6 MO LIBOR - IO	None	0	36.37	2/1/2012
5584881	10/20 12 MO LIBOR - IO	None	0	22.5	6/1/2017
5789744	30YR MTA 1T 0YR NONE PP	None	0	35.5	6/1/2008
5789746	30YR MTA 0T 0YR NONE PP	None	0	30.3	6/1/2008
5789748	30YR MTA 0T 0YR NONE PP	None	0	36.9	6/1/2008
5789749	30YR MTA 1T 0YR NONE PP	None	0	31.6	6/1/2008
5789751	30YR MTA 0T 0YR NONE PP	None	0	26.8	6/1/2008
5789752	30YR MTA 0T 0YR NONE PP	None	0	21.9	6/1/2008
5789753	30YR MTA 1T 0YR NONE PP	PMIC	25	32.7	6/1/2008
5789754	30YR MTA 1T 0YR NONE PP	None	0	34.3	6/1/2008
5789755	30YR MTA 0T 0YR NONE PP	RMIC	25	43.1	6/1/2008
5789756	30YR MTA 0T 0YR NONE PP	None	0	21.8	6/1/2008
5789761	30YR MTA 1T 0YR NONE PP	None	0	17.4	6/1/2008
5789763	40YR MTA 0T 0YR NONE PP	None	0	14.4	6/1/2008
5789764	30YR MTA 0T 0YR NONE PP	None	0	20.2	6/1/2008
5789766	30YR MTA 1T 0YR NONE PP	None	0	29.3	6/1/2008
5789767	30YR MTA 0T 0YR NONE PP	None	0	44.1	6/1/2008
5789769	30YR MTA 1T 0YR NONE PP	None	0	36.3	6/1/2008
5789771	30YR MTA 1T 0YR NONE PP	None	0	27.2	6/1/2008
5789773	40YR MTA 0T 0YR NONE PP	RMIC	30	46	6/1/2008
5789775	30YR MTA 1T 0YR NONE PP	None	0	24.5	6/1/2008
5789777	30YR MTA 1T 0YR NONE PP	None	0	9.43	6/1/2008
5789778	40YR MTA 0T 0YR NONE PP	None	0	24.9	6/1/2008
5789780	30YR MTA 1T 0YR NONE PP	None	0	38.8	6/1/2008
5789781	40YR MTA 0T 0YR NONE PP	None	0	28.2	6/1/2008
5789782	30YR MTA 0T 0YR NONE PP	GEMIC	30	26.8	6/1/2008
5789783	30YR MTA 0T 0YR NONE PP	None	0	56	6/1/2008
5789785	30YR MTA 0T 0YR NONE PP	GEMIC	25	21.7	6/1/2008
5789788	30YR MTA 0T 0YR NONE PP	None	0	32.2	6/1/2008
5789789	30YR MTA 1T 0YR NONE PP	None	0	41.9	6/1/2008
5789793	30YR MTA 0T 0YR NONE PP	None	0	34.9	6/1/2008
5789795	30YR MTA 1T 0YR NONE PP	None	0	5.38	6/1/2008
5789797	30YR MTA 0T 0YR NONE PP	None	0	35.1	6/1/2008
5789799	30YR MTA 1T 0YR NONE PP	None	0	29.2	6/1/2008
5789800	30YR MTA 0T 0YR NONE PP	None	0	12.1	6/1/2008
5911639	10/20 12 MO LIBOR - IO	None	0	40.1	8/1/2017
5911641	10/20 12 MO LIBOR - IO	None	0	34.9	8/1/2017
5911642	10/20 12 MO LIBOR - IO	None	0	34.4	8/1/2017
5911643	10/20 12 MO LIBOR - IO	None	0	29.4	8/1/2017
5911644	10/20 12 MO LIBOR - IO	None	0	29	8/1/2017
5911645	10/20 12 MO LIBOR - IO	None	0	43.1	8/1/2017
5911646	10/20 12 MO LIBOR - IO	None	0	36.6	8/1/2017
5911647	10/20 12 MO LIBOR - IO	None	0	31.5	7/1/2017
5911648	10/20 12 MO LIBOR - IO	None	0	38.7	8/1/2017
5911649	10/20 12 MO LIBOR - IO	None	0	39.5	8/1/2017
5911650	10/20 12 MO LIBOR - IO	None	0	30.3	8/1/2017
5911651	10/20 12 MO LIBOR - IO	None	0	31.3	8/1/2017
5911652	10/20 12 MO LIBOR - IO	None	0	34.6	8/1/2017
5911653	10/20 12 MO LIBOR - IO	None	0	39.4	8/1/2017
5911654	10/20 12 MO LIBOR	None	0	23.2	8/1/2017
5911656	10/20 12 MO LIBOR - IO	None	0	28.1	8/1/2017
5911659	10/20 12 MO LIBOR - IO	None	0	43.7	8/1/2017
5911660	10/20 12 MO LIBOR - IO	None	0	43.6	8/1/2017
5911662	10/20 12 MO LIBOR - IO	None	0	38.5	8/1/2017
5911663	10/20 12 MO LIBOR - IO	None	0	33.3	8/1/2017
6023807	7/33 12 MO LIBOR	None	0	49.3	5/1/2014
5223312	5/25 12 MO LIBOR - IO	None	0	30.83	4/1/2012
5223314	5/25 6 MO LIBOR - IO	None	0	22.34	4/1/2012
5223317	5/25 12 MO LIBOR - IO	None	0	50.27	4/1/2012
5223318	5/25 12 MO LIBOR - IO	None	0	44.67	4/1/2012
5223320	5/25 12 MO LIBOR	None	0	35.02	4/1/2012
5223321	5/25 12 MO LIBOR - IO	None	0	26.02	4/1/2012
5223323	5/25 6 MO LIBOR - IO	None	0	40.96	4/1/2012
5223325	5/25 12 MO LIBOR - IO	None	0	37.93	4/1/2012
5223327	5/25 6 MO LIBOR - IO	None	0	42.07	4/1/2012
5223332	5/25 12 MO LIBOR - IO	None	0	30.4	3/1/2012
5223333	5/25 12 MO LIBOR - IO	None	0	38.54	3/1/2012
5223348	5/25 12 MO LIBOR - IO	None	0	43.79	3/1/2012
5223350	5/25 12 MO LIBOR - IO	None	0	49.92	3/1/2012
5223353	5/25 12 MO LIBOR - IO	RMIC-LPMI (con)	30	54.35	3/1/2012
5223354	5/25 6 MO LIBOR - IO	None	0	44.93	3/1/2012
5223356	5/25 12 MO LIBOR - IO	None	0	40.09	3/1/2012
5223358	5/25 6 MO LIBOR	None	0	35.3	3/1/2012
5223362	5/25 12 MO LIBOR	None	0	40.12	3/1/2012
5223365	5/25 12 MO LIBOR - IO	None	0	32	3/1/2012
5223367	5/25 12 MO LIBOR	None	0	25.8	3/1/2012
5223371	5/25 6 MO LIBOR - IO	None	0	52.94	3/1/2012
5223372	5/25 12 MO LIBOR - IO	None	0	46.36	3/1/2012
5223374	10/20 12 MO LIBOR - IO	None	0	38.57	3/1/2017
5223382	5/25 6 MO LIBOR - IO	None	0	42.93	3/1/2012
5223384	5/25 12 MO LIBOR - IO	None	0	39.33	3/1/2012
5223388	5/25 6 MO LIBOR - IO	None	0	23.52	3/1/2012
5223396	5/25 6 MO LIBOR - IO	None	0	41.93	3/1/2012
5223408	5/25 12 MO LIBOR - IO	None	0	42.65	2/1/2012
5223416	5/25 6 MO LIBOR	UGIC	25	32.09	2/1/2012
5223422	5/25 6 MO LIBOR - IO	None	0	21.77	2/1/2012
5223425	5/25 12 MO LIBOR - IO	None	0	42.72	2/1/2012
5223428	5/25 6 MO LIBOR - IO	None	0	26.23	2/1/2012
5223429	5/25 6 MO LIBOR	None	0	0	2/1/2012
5223431	5/25 6 MO LIBOR - IO	None	0	46.29	2/1/2012
5223432	10/20 6 MO LIBOR - IO	None	0	28.46	1/1/2017
5223440	5/25 6 MO LIBOR - IO	None	0	37.8	12/1/2011
5595747	5/25 12 MO LIBOR	None	0	31.63	2/1/2012
5595753	5/25 6 MO LIBOR - IO	None	0	0	2/1/2012
5595756	5/25 12 MO LIBOR - IO	None	0	31.83	2/1/2012
5595759	5/25 6 MO LIBOR - IO	None	0	43.51	2/1/2012
5595760	5/25 6 MO LIBOR - IO	None	0	15.96	2/1/2012
5595763	5/25 6 MO LIBOR	None	0	32.5	2/1/2012
5595766	5/25 6 MO LIBOR - IO	None	0	42.17	1/1/2012
5595768	3/27 12 MO LIBOR - IO	None	0	36	1/1/2010
5595770	7/23 12 MO LIBOR - IO	None	0	29.22	1/1/2014
5595773	7/23 1 YR CMT - IO	None	0	24.9	1/1/2014
5595774	5/25 6 MO LIBOR - IO	None	0	43.01	1/1/2012
5595782	5/25 12 MO LIBOR - IO	None	0	14.41	12/1/2011
5595783	5/25 12 MO LIBOR - IO	None	0	26.67	12/1/2011
5595788	3/27 12 MO LIBOR	None	0	50.44	12/1/2009
5595789	1 YR CMT	None	0	46.36	12/1/2007
5595791	7/23 1 YR CMT - IO	None	0	22.56	12/1/2013
5223399	10/20 6 MO LIBOR	RMIC	30	0	2/1/2017
5223351	3/27 6 MO LIBOR - IO	RMIC-LPMI (con)	35	40.36	3/1/2010
5223386	5/25 6 MO LIBOR	None	0	39.39	3/1/2012
3768710	30 YR FIXED - IO	None	0	32.81	00/00/0000
4765653	40 YR FIXED	None	0	42.2	00/00/0000
4765676	40 YR FIXED	None	0	56.7	00/00/0000
4330645	15 YR FIXED	None	0	0	00/00/0000
4331188	15 YR FIXED	None	0	0	00/00/0000
4806129	30 YR FIXED	None	0	38.41	00/00/0000
4805984	30 YR FIXED - IO	None	0	0	00/00/0000
4804992	30 YR FIXED - IO	UGIC	25	34.07	00/00/0000
4805770	30 YR FIXED - IO	None	0	0	00/00/0000
4805401	30 YR FIXED - IO	None	0	0	00/00/0000
4805533	30 YR FIXED	None	0	45.21	00/00/0000
4960228	30 YR FIXED	None	0	42.52	00/00/0000
4960115	30 YR FIXED	None	0	0	00/00/0000
5106298	30 YR FIXED - IO	None	0	0	00/00/0000
5049047	30 YR FIXED	None	0	0	00/00/0000
5049153	30 YR FIXED - IO	None	0	37.12	00/00/0000
5049095	30 YR FIXED - IO	None	0	44.97	00/00/0000
5112417	30 YR FIXED - IO	None	0	0	00/00/0000
5112064	30 YR FIXED	None	0	0	00/00/0000
5112500	30 YR FIXED	None	0	36.05	00/00/0000
5111998	30 YR FIXED	None	0	27.41	00/00/0000
5531186	30 YR FIXED	None	0	21.18	00/00/0000
5577107	30 YR FIXED	None	0	29.65	00/00/0000
5577365	30 YR FIXED	None	0	46.24	00/00/0000
5531157	30 YR FIXED	None	0	48.31	00/00/0000
5577411	30 YR FIXED	None	0	47.35	00/00/0000
5531107	30 YR FIXED	None	0	35	00/00/0000
5577521	30 YR FIXED	None	0	40.27	00/00/0000
5577522	30 YR FIXED	None	0	47.22	00/00/0000
5577523	30 YR FIXED	None	0	26.61	00/00/0000
5361751	30 YR FIXED - IO	GEMIC	25	49.86	00/00/0000
5419737	30 YR FIXED	None	0	47.78	00/00/0000
5361725	30 YR FIXED - IO	RMIC	12	46.27	00/00/0000
5361580	30 YR FIXED	None	0	45.5	00/00/0000
5362091	30 YR FIXED - IO	None	0	45.44	00/00/0000
5362036	30 YR FIXED	UGIC	25	45	00/00/0000
5361943	30 YR FIXED - IO	None	0	44.92	00/00/0000
5419754	30 YR FIXED	None	0	44.9	00/00/0000
5419756	30 YR FIXED	None	0	44.55	00/00/0000
5361470	30 YR FIXED - IO	None	0	44.48	00/00/0000
5362207	30 YR FIXED	None	0	43.92	00/00/0000
5362306	30 YR FIXED - IO	None	0	43.8	00/00/0000
5419768	30 YR FIXED	None	0	43.51	00/00/0000
5362075	30 YR FIXED	None	0	43.24	00/00/0000
5361628	30 YR FIXED	None	0	43.2	00/00/0000
5419778	30 YR FIXED	None	0	43	00/00/0000
5419779	30 YR FIXED - IO	MGIC	12	42.99	00/00/0000
5362220	30 YR FIXED - IO	None	0	42.56	00/00/0000
5361623	30 YR FIXED - IO	None	0	42.41	00/00/0000
5419793	30 YR FIXED	RMIC	25	42.37	00/00/0000
5361598	20 YR FIXED	None	0	42.31	00/00/0000
5361585	30 YR FIXED	None	0	41.89	00/00/0000
5361621	30 YR FIXED	None	0	41.49	00/00/0000
5362117	30 YR FIXED - IO	None	0	41.45	00/00/0000
5419823	30 YR FIXED	None	0	40.5	00/00/0000
5419837	30 YR FIXED - IO	None	0	39.8	00/00/0000
5361986	30 YR FIXED - IO	None	0	39.47	00/00/0000
5361492	30 YR FIXED - IO	None	0	38.61	00/00/0000
5361707	15 YR FIXED	None	0	38.5	00/00/0000
5419853	30 YR FIXED - IO	None	0	38.08	00/00/0000
5362277	30 YR FIXED	None	0	38	00/00/0000
5361827	30 YR FIXED	None	0	37.79	00/00/0000
5361739	30 YR FIXED	None	0	37.64	00/00/0000
5361591	30 YR FIXED - IO	None	0	37.2	00/00/0000
5362222	30 YR FIXED - IO	None	0	36.98	00/00/0000
5361483	30 YR FIXED - IO	None	0	36.18	00/00/0000
5362056	30 YR FIXED	None	0	35.12	00/00/0000
5361874	30 YR FIXED - IO	None	0	34.55	00/00/0000
5419892	30 YR FIXED	None	0	34.32	00/00/0000
5419896	30 YR FIXED	None	0	34.12	00/00/0000
5419907	30 YR FIXED	None	0	31.32	00/00/0000
5361771	15 YR FIXED	None	0	31.3	00/00/0000
5419911	30 YR FIXED - IO	None	0	30.87	00/00/0000
5419923	30 YR FIXED	None	0	29.09	00/00/0000
5361501	30 YR FIXED	None	0	28.5	00/00/0000
5419931	30 YR FIXED	PMIC	25	27.1	00/00/0000
5419936	30 YR FIXED	None	0	26.54	00/00/0000
5361893	30 YR FIXED - IO	None	0	26.51	00/00/0000
5419940	30 YR FIXED	GEMIC	30	23.96	00/00/0000
5362131	30 YR FIXED	None	0	23.09	00/00/0000
5361522	30 YR FIXED	None	0	18.2	00/00/0000
5361777	30 YR FIXED	None	0	15.31	00/00/0000
5362074	30 YR FIXED	None	0	15.31	00/00/0000
5361947	30 YR FIXED	None	0	15.31	00/00/0000
5362253	30 YR FIXED	None	0	15.31	00/00/0000
5419957	15 YR FIXED	None	0	14.05	00/00/0000
5362079	30 YR FIXED	None	0	0	00/00/0000
5420037	30 YR FIXED	None	0	0	00/00/0000
5361843	30 YR FIXED	None	0	0	00/00/0000
5362236	30 YR FIXED	None	0	0	00/00/0000
5361998	30 YR FIXED	None	0	0	00/00/0000
5362174	30 YR FIXED	None	0	0	00/00/0000
5361880	30 YR FIXED - IO	None	0	0	00/00/0000
5362217	30 YR FIXED - IO	None	0	0	00/00/0000
5420020	30 YR FIXED	None	0	0	00/00/0000
5362026	30 YR FIXED - IO	None	0	0	00/00/0000
5361563	30 YR FIXED	None	0	0	00/00/0000
5420039	30 YR FIXED	None	0	0	00/00/0000
5361555	30 YR FIXED - IO	None	0	0	00/00/0000
5362255	30 YR FIXED	None	0	0	00/00/0000
5361590	15 YR FIXED	None	0	0	00/00/0000
5420019	30 YR FIXED - IO	None	0	0	00/00/0000
5361651	30 YR FIXED	None	0	0	00/00/0000
5362008	30 YR FIXED - IO	None	0	0	00/00/0000
5361548	30 YR FIXED	None	0	0	00/00/0000
5362205	30 YR FIXED	None	0	0	00/00/0000
5362102	30 YR FIXED	None	0	0	00/00/0000
5362146	30 YR FIXED - IO	None	0	0	00/00/0000
5420034	30 YR FIXED - IO	None	0	0	00/00/0000
5361683	30 YR FIXED - IO	None	0	0	00/00/0000
5581808	40 YR FIXED	None	0	30.3	00/00/0000
5581809	40 YR FIXED	None	0	38.7	00/00/0000
5581810	40 YR FIXED	None	0	46.9	00/00/0000
5581811	40 YR FIXED	None	0	28.6	00/00/0000
5581812	40 YR FIXED	None	0	42.1	00/00/0000
5581813	40 YR FIXED	None	0	30	00/00/0000
5581814	40 YR FIXED	None	0	59.3	00/00/0000
5581815	40 YR FIXED	None	0	37	00/00/0000
5581816	40 YR FIXED	None	0	31	00/00/0000
5581817	40 YR FIXED	None	0	47.1	00/00/0000
5581818	40 YR FIXED	None	0	36.9	00/00/0000
5581819	40 YR FIXED	None	0	34.4	00/00/0000
5581820	40 YR FIXED	None	0	45.7	00/00/0000
5581822	40 YR FIXED	None	0	66.4	00/00/0000
5581823	40 YR FIXED	None	0	45	00/00/0000
5581824	40 YR FIXED	None	0	38.7	00/00/0000
5581825	40 YR FIXED	None	0	45.5	00/00/0000
5581826	40 YR FIXED	None	0	41.8	00/00/0000
5581827	40 YR FIXED	None	0	33	00/00/0000
5318347	30 YR FIXED - IO	None	0	44.71	00/00/0000
5318211	30 YR FIXED - IO	None	0	44.2	00/00/0000
5318042	30 YR FIXED - IO	None	0	33.33	00/00/0000
5318355	30 YR FIXED - IO	None	0	45.52	00/00/0000
5453544	30 YR FIXED	None	0	37.94	00/00/0000
5453556	30 YR FIXED	None	0	0	00/00/0000
5453558	30 YR FIXED	None	0	38.58	00/00/0000
5453565	30 YR FIXED	None	0	31.35	00/00/0000
5453591	30 YR FIXED	None	0	0	00/00/0000
5514445	15 YR FIXED	None	0	37	00/00/0000
5514435	15 YR FIXED	None	0	49.43	00/00/0000
5514429	10 YR FIXED	None	0	46.57	00/00/0000
5459924	30 YR FIXED	None	0	47.41	00/00/0000
5459930	30 YR FIXED - IO	None	0	41.75	00/00/0000
5459941	30 YR FIXED - IO	None	0	32.38	00/00/0000
5459950	30 YR FIXED - IO	None	0	37.6	00/00/0000
5459958	30 YR FIXED	None	0	31.58	00/00/0000
5460008	30 YR FIXED - IO	None	0	44.82	00/00/0000
5460035	30 YR FIXED - IO	None	0	0	00/00/0000
5460041	30 YR FIXED	None	0	45.39	00/00/0000
5460046	30 YR FIXED - IO	None	0	0	00/00/0000
5460052	30 YR FIXED	None	0	37.63	00/00/0000
5460061	30 YR FIXED - IO	None	0	30.22	00/00/0000
5460078	30 YR FIXED - IO	None	0	44.5	00/00/0000
5222482	30 YR FIXED	None	0	36.58	00/00/0000
5222502	30 YR FIXED	None	0	16.96	00/00/0000
5222562	15/ 30 BALLOON	None	0	39.8	00/00/0000
5222580	30 YR FIXED	None	0	41.35	00/00/0000
5222586	30 YR FIXED	None	0	37.89	00/00/0000
5222614	30 YR FIXED	None	0	50.07	00/00/0000
5222615	40 YR FIXED	None	0	36.78	00/00/0000
5222637	30 YR FIXED	None	0	35.21	00/00/0000
5222674	40 YR FIXED	None	0	24.8	00/00/0000
5222687	30 YR FIXED	None	0	31.04	00/00/0000
5222704	15 YR FIXED	None	0	46.93	00/00/0000
5222736	15 YR FIXED	None	0	53.65	00/00/0000
5222980	30 YR FIXED	GEMIC	20	47.21	00/00/0000
5223007	25 YR FIXED	None	0	41.55	00/00/0000
5223035	15 YR FIXED	None	0	55.18	00/00/0000
5223040	25 YR FIXED - IO	None	0	0	00/00/0000
5223057	15 YR FIXED	None	0	26.31	00/00/0000
5223061	30 YR FIXED	None	0	48.61	00/00/0000
5223163	15/ 30 BALLOON	None	0	41.97	00/00/0000
5223235	30 YR FIXED	None	0	35.57	00/00/0000
5222388	15 YR FIXED	None	0	0	00/00/0000
5222433	30 YR FIXED	None	0	16.92	00/00/0000
5222438	30 YR FIXED	None	0	43.58	00/00/0000
5222453	40 YR FIXED	RMIC	12	35.93	00/00/0000
5222413	30 YR FIXED	None	0	0	00/00/0000
5222475	30 YR FIXED	None	0	40.41	00/00/0000
5222420	30 YR FIXED - IO	None	0	43.96	00/00/0000
5595128	15 YR FIXED	PMIC	35	57.39	00/00/0000
5595171	30 YR FIXED	GEMIC	12	34.12	00/00/0000
5595200	30 YR FIXED - IO	None	0	0	00/00/0000
5595237	30 YR FIXED - IO	None	0	51.68	00/00/0000
5595370	30 YR FIXED	None	0	43.23	00/00/0000
5595459	30 YR FIXED	PMIC	25	81.82	00/00/0000
5595484	30 YR FIXED	None	0	0	00/00/0000
5618851	15 YR FIXED	None	0	22.04	00/00/0000
5618852	15 YR FIXED	None	0	30.38	00/00/0000
5618855	30 YR FIXED	None	0	20.07	00/00/0000
5618856	30 YR FIXED - IO	None	0	47.1	00/00/0000
5618858	30 YR FIXED	None	0	20.01	00/00/0000
5618860	30 YR FIXED	None	0	43.13	00/00/0000
5618862	30 YR FIXED	None	0	40.48	00/00/0000
5618863	30 YR FIXED	None	0	33.87	00/00/0000
5618866	30 YR FIXED	None	0	40.31	00/00/0000
5618873	30 YR FIXED	None	0	0	00/00/0000
5618876	30 YR FIXED	None	0	36.96	00/00/0000
5618877	30 YR FIXED	None	0	36.52	00/00/0000
5618888	30 YR FIXED	None	0	0	00/00/0000
5618890	30 YR FIXED	None	0	35.81	00/00/0000
5618891	30 YR FIXED	None	0	25.43	00/00/0000
5618892	30 YR FIXED	None	0	25.52	00/00/0000
5618894	30 YR FIXED	None	0	32.6	00/00/0000
5618896	30 YR FIXED	None	0	25.45	00/00/0000
5618897	30 YR FIXED	None	0	0	00/00/0000
5618905	30 YR FIXED	None	0	15.83	00/00/0000
5618908	30 YR FIXED	None	0	39.8	00/00/0000
5618909	30 YR FIXED	None	0	30.37	00/00/0000
5618910	30 YR FIXED	None	0	43.05	00/00/0000
5618911	30 YR FIXED	UGIC	12	0	00/00/0000
5618912	30 YR FIXED	TGIC	25	0	00/00/0000
5618913	30 YR FIXED	MGIC	25	43.95	00/00/0000
5618916	30 YR FIXED	None	0	6.32	00/00/0000
5618922	30 YR FIXED	None	0	39.52	00/00/0000
5618924	30 YR FIXED	None	0	0	00/00/0000
5618927	30 YR FIXED	None	0	0	00/00/0000
5618928	30 YR FIXED	None	0	43.49	00/00/0000
5618931	30 YR FIXED	MGIC	25	0	00/00/0000
5618933	30 YR FIXED	None	0	0	00/00/0000
5618936	30 YR FIXED	None	0	0	00/00/0000
5618938	30 YR FIXED	None	0	24.09	00/00/0000
5618939	30 YR FIXED	None	0	0	00/00/0000
5618940	30 YR FIXED	None	0	0	00/00/0000
5618941	30 YR FIXED	None	0	0	00/00/0000
5618943	30 YR FIXED	None	0	0	00/00/0000
5618946	30 YR FIXED	None	0	14.35	00/00/0000
5618947	30 YR FIXED	None	0	0	00/00/0000
5618948	30 YR FIXED	None	0	17.75	00/00/0000
5618950	30 YR FIXED	None	0	40.63	00/00/0000
5618952	30 YR FIXED	None	0	0	00/00/0000
5618954	30 YR FIXED	None	0	14.5	00/00/0000
5618955	30 YR FIXED	TGIC	20	0	00/00/0000
5618960	30 YR FIXED - IO	None	0	35.27	00/00/0000
5618961	30 YR FIXED - IO	None	0	36.49	00/00/0000
5618962	30 YR FIXED - IO	None	0	39.44	00/00/0000
5618963	30 YR FIXED - IO	None	0	38.24	00/00/0000
5618964	30 YR FIXED - IO	None	0	0	00/00/0000
5618965	30 YR FIXED - IO	None	0	36.04	00/00/0000
5618967	30 YR FIXED - IO	None	0	0	00/00/0000
5618969	30 YR FIXED - IO	None	0	40.43	00/00/0000
5618972	30 YR FIXED - IO	None	0	31.55	00/00/0000
5618973	30 YR FIXED - IO	None	0	0	00/00/0000
5618974	30 YR FIXED - IO	None	0	0	00/00/0000
5618975	30 YR FIXED - IO	None	0	0	00/00/0000
5618980	30 YR FIXED - IO	None	0	0	00/00/0000
5618981	30 YR FIXED - IO	None	0	0	00/00/0000
5618983	30 YR FIXED - IO	None	0	0	00/00/0000
5618984	30 YR FIXED - IO	None	0	37.71	00/00/0000
5618985	30 YR FIXED - IO	None	0	21.86	00/00/0000
5618987	30 YR FIXED - IO	None	0	0	00/00/0000
5618990	30 YR FIXED - IO	None	0	44.18	00/00/0000
5618994	30 YR FIXED	None	0	30.76	00/00/0000
5618997	30 YR FIXED	None	0	34.33	00/00/0000
5618998	30 YR FIXED	None	0	0	00/00/0000
5618999	30 YR FIXED - IO	None	0	0	00/00/0000
5619000	30 YR FIXED - IO	None	0	44.74	00/00/0000
5624218	30 YR FIXED	None	0	14.29	00/00/0000
5624219	30 YR FIXED	None	0	25.6	00/00/0000
5624224	30 YR FIXED	None	0	40.08	00/00/0000
5624226	30 YR FIXED	None	0	22.91	00/00/0000
5624227	30 YR FIXED	None	0	24.97	00/00/0000
5624232	30 YR FIXED	None	0	41.6	00/00/0000
5624233	30 YR FIXED	None	0	40.77	00/00/0000
5632931	30 YR FIXED	None	0	5.25	00/00/0000
5632932	30 YR FIXED - IO	None	0	21.89	00/00/0000
5632933	30 YR FIXED	None	0	14.52	00/00/0000
5632936	30 YR FIXED	None	0	13.68	00/00/0000
5632937	30 YR FIXED	None	0	28.55	00/00/0000
5721576	15 YR FIXED	None	0	23.9	00/00/0000
5721577	15 YR FIXED	None	0	54.18	00/00/0000
5721578	15 YR FIXED	None	0	29.12	00/00/0000
5721579	15 YR FIXED	None	0	28.93	00/00/0000
5721580	15 YR FIXED	None	0	28.53	00/00/0000
5721581	15 YR FIXED	None	0	44.96	00/00/0000
5721583	15 YR FIXED	None	0	0	00/00/0000
5721587	15 YR FIXED	None	0	42.08	00/00/0000
5721595	15 YR FIXED	None	0	44.13	00/00/0000
5721598	15 YR FIXED	None	0	37.16	00/00/0000
5721599	15 YR FIXED	None	0	22.68	00/00/0000
5721601	15 YR FIXED	None	0	26.4	00/00/0000
5721602	15 YR FIXED	None	0	22.93	00/00/0000
5721603	15 YR FIXED	None	0	39.8	00/00/0000
5721604	15 YR FIXED	None	0	13.7	00/00/0000
5721605	15 YR FIXED	None	0	21.92	00/00/0000
5721607	15 YR FIXED	None	0	34.04	00/00/0000
5721608	15 YR FIXED	None	0	26.43	00/00/0000
5721609	15 YR FIXED	None	0	39.17	00/00/0000
5721610	15 YR FIXED	None	0	33.95	00/00/0000
5721611	15 YR FIXED	None	0	42.73	00/00/0000
5721612	15 YR FIXED	None	0	4.12	00/00/0000
5721613	15 YR FIXED	None	0	11.31	00/00/0000
5721614	15 YR FIXED	None	0	33.5	00/00/0000
5721615	15 YR FIXED	None	0	27.3	00/00/0000
5721616	15 YR FIXED	None	0	44.52	00/00/0000
5721617	15 YR FIXED	None	0	23.37	00/00/0000
5721619	15 YR FIXED	None	0	38.21	00/00/0000
5721621	15 YR FIXED	None	0	34.12	00/00/0000
5721622	15 YR FIXED	None	0	46.21	00/00/0000
5721623	15 YR FIXED	None	0	28.09	00/00/0000
5721624	15 YR FIXED	None	0	38.64	00/00/0000
5582929	30 YR FIXED - IO	None	0	22.37	00/00/0000
5918084	15 YR FIXED	None	0	6.59	00/00/0000
5694665	30 YR FIXED	None	0	20.2	00/00/0000
5694735	30 YR FIXED	None	0	48.8	00/00/0000
5695032	30 YR FIXED	GEMIC	25	34.5	00/00/0000
5695082	30 YR FIXED	None	0	53.9	00/00/0000
5695340	30 YR FIXED - IO	None	0	18.7	00/00/0000

LoanID	Margin	Ceiling	Cut-off Roll Term	Initial Rate Cap	Periodic Rate Cap	Lifetime Rate Cap
1913621	2.65	9.95	1	0	0	8.95
1802932	4	9.95	1	0	0	8.95
1803097	3.85	9.95	1	0	0	8.95
1861468	3.55	9.95	1	0	0	8.95
1861733	2.125	9.95	1	0	0	8.95
3831790	2.75	11.5	42	5	2	5
4327976	2.25	10.625	81	2	2	5
4327982	2.25	10.5	81	2	2	5
5549654	2.75	10.625	24	5	2	5
5091720	2.75	10.625	26	5	2	5
5092122	2.75	10.625	29	5	2	5
5094483	2.75	11	91	5	2	5
5097733	2.75	11.25	89	5	2	5
5098261	2.75	11	90	5	2	5
5099317	2.75	11.5	92	5	2	5
4950690	2.75	10.875	45	5	2	5
4376027	2.25	10	5	1	2	10
4376099	2.125	10	6	1	2	10
5383784	2.75	9.25	8	5	2	5
5384032	2.75	11.25	46	5	2	5
5384202	2.75	11.25	47	5	2	5
5384439	2.75	11.25	45	5	2	5
5384508	2.75	11.625	46	5	2	5
2283582	2.25	11.375	4	2	2	6
5590550	2.25	11.125	35	5	2	5
5590551	2.25	11.25	28	5	2	5
5590553	2.25	12.625	36	5	2	5
5590554	2.25	11.625	34	5	2	5
5590556	2.25	11	35	5	2	5
5590557	2.25	11.875	38	5	2	5
5590559	2.25	10.625	48	5	2	5
5590560	2.25	11.875	40	5	2	5
5590561	2.25	11.625	42	5	2	5
5590562	2.25	11.5	48	5	2	5
5590285	2.25	12.375	24	5	2	6
5590563	2.25	11.5	49	5	2	5
5590564	2.25	11.5	45	5	2	5
5590565	2.25	11.75	44	5	2	5
5590566	2.25	12.125	45	5	2	5
5590567	2.25	11.25	48	5	2	5
5590568	2.25	10.75	46	5	2	5
5590271	2.25	11.75	105	5	2	5
5590570	2.25	11.125	49	5	2	5
5590571	2.25	11.5	48	5	2	5
5590572	2.25	10.5	48	5	2	5
5590573	2.25	11.375	46	5	2	5
5590575	2.25	11.625	48	5	2	5
5590576	2.875	10.875	48	5	2	5
5590577	2.25	11.375	46	5	2	5
5590578	2.25	11.875	48	5	2	5
5590580	2.25	11.625	49	5	2	5
5590581	2.25	11.5	49	5	2	5
5590582	2.25	11.5	48	5	2	5
5590583	2.75	10.75	48	5	2	5
5590584	2.25	11	48	5	2	5
5590585	2.25	11.875	48	5	2	5
5590272	2.25	11.125	108	5	2	5
5590586	2.25	11.625	48	5	2	5
5590588	2.25	11.125	48	5	2	5
5590589	2.25	11.625	48	5	2	5
5590591	2.25	11.5	48	5	2	5
5590593	2.25	10.5	48	5	2	5
5590811	2.25	11.25	72	5	2	5
5590286	2.25	12.125	24	5	2	6
5590594	2.25	10.875	48	5	2	5
5590595	2.25	10.5	48	5	2	5
5590597	2.25	11	48	5	2	5
5590599	2.25	10.875	48	5	2	5
5590600	2.25	10.875	48	5	2	5
5590601	2.25	11.5	48	5	2	5
5590602	2.25	11.625	48	5	2	5
5590603	2.25	11	49	5	2	5
5590604	2.25	10.375	49	5	2	5
5590605	2.25	11.25	48	5	2	5
5590606	2.25	11.625	48	5	2	5
5590607	2.25	11	48	5	2	5
5590812	2.25	11.375	72	5	2	5
5590609	2.25	11.375	48	5	2	5
5590610	2.25	10.875	48	5	2	5
5590611	2.25	11.25	48	5	2	5
5590612	2.25	10.75	48	5	2	5
5590613	2.25	11.125	49	5	2	5
5590614	2.25	11.5	48	5	2	5
5590274	2.25	11.875	108	5	2	5
5590615	2.25	11.25	48	5	2	5
5590616	2.25	11	48	5	2	5
5590617	2.25	10.25	48	5	2	5
5590618	2.25	11.625	48	5	2	5
5590813	2.25	11.875	72	5	2	5
5590619	2.25	11.5	48	5	2	5
5590620	2.25	11.5	48	5	2	5
5590621	2.25	11.375	47	5	2	5
5590622	2.25	11.875	48	5	2	5
5590623	2.25	12.25	48	5	2	5
5590624	2.25	11.5	48	5	2	5
5590625	2.25	10.875	48	5	2	5
5590626	2.25	11.75	48	5	2	5
5590628	2.25	10.875	48	5	2	5
5590630	2.25	11.25	48	5	2	5
5590631	2.75	10.5	48	5	2	5
5590633	2.25	11.625	48	5	2	5
5590634	2.25	11.25	48	5	2	5
5590635	2.25	11.5	48	5	2	5
5590636	2.25	11.375	48	5	2	5
5590637	2.25	11.625	48	5	2	5
5590814	2.25	11.625	72	5	2	5
5590639	2.25	11.125	48	5	2	5
5590640	2.25	10.75	48	5	2	5
5590815	2.25	11.875	72	5	2	5
5590641	2.25	11.75	48	5	2	5
5590642	2.25	11.25	48	5	2	5
5590643	2.25	11.375	48	5	2	5
5590644	2.25	11.75	48	5	2	5
5590646	2.25	10.625	48	5	2	5
5590647	2.75	11.625	48	5	2	5
5590648	2.25	11.375	48	5	2	5
5590649	2.25	11.125	48	5	2	5
5590650	2.25	11.625	48	5	2	5
5590651	2.25	10.75	48	5	2	5
5590652	2.25	11.25	48	5	2	5
5590653	2.25	10.5	48	5	2	5
5590654	2.25	11	48	5	2	5
5590655	2.25	11	48	5	2	5
5590656	2.25	10.875	48	5	2	5
5590658	2.25	11.875	48	5	2	5
5590660	2.25	11.125	48	5	2	5
5590288	2.25	12.5	24	5	2	6
5590289	2.25	12.875	24	5	2	6
5590662	2.25	11.5	48	5	2	5
5590816	2.75	12.125	72	5	2	5
5590663	2.25	11.125	48	5	2	5
5590664	2.25	11.5	48	5	2	5
5590665	2.25	11.25	48	5	2	5
5590666	2.25	11	48	5	2	5
5590667	2.25	11.75	48	5	2	5
5590669	2.25	12.25	48	5	2	5
5590276	2.75	11	108	5	2	5
5590670	2.25	11.25	48	5	2	5
5590671	2.25	11.625	48	5	2	5
5590672	2.25	10.75	49	5	2	5
5590673	2.25	11.25	48	5	2	5
5590674	2.25	11.625	48	5	2	5
5590675	2.25	11.375	48	5	2	5
5590676	2.25	11.75	48	5	2	5
5590677	2.25	10.5	48	5	2	5
5590679	2.25	10.875	48	5	2	5
5590680	2.25	10.75	48	5	2	5
5590681	2.25	11.875	48	5	2	5
5590682	2.25	11.875	48	5	2	5
5590683	2.25	11	48	5	2	5
5590817	2.25	11.625	72	5	2	5
5590685	2.25	11.75	48	5	2	5
5590686	2.25	11.75	49	5	2	5
5590687	2.25	10.75	48	5	2	5
5590688	2.25	11.125	48	5	2	5
5590818	2.25	11.875	72	5	2	5
5590689	2.25	11.375	48	5	2	5
5590691	2.25	11.875	48	5	2	5
5590692	2.25	11.875	48	5	2	5
5590819	2.25	11.875	72	5	2	5
5590693	2.25	11	48	5	2	5
5590277	2.25	12.125	108	5	2	5
5590694	2.75	11.875	48	5	2	5
5590278	2.25	11.625	108	5	2	5
5590695	2.25	11.125	48	5	2	5
5590696	2.25	11.5	48	5	2	5
5590698	2.25	10.875	48	5	2	5
5590699	2.25	11	48	5	2	5
5590701	2.25	11.75	48	5	2	5
5590702	2.25	11.125	48	5	2	5
5590704	2.25	11.625	48	5	2	5
5590706	2.25	11.125	48	5	2	5
5590707	2.875	11.75	48	5	2	5
5590708	2.25	11.25	48	5	2	5
5590820	2.25	11.25	72	5	2	5
5590709	2.25	11	48	5	2	5
5590710	2.25	11.75	48	5	2	5
5590711	2.25	11.75	48	5	2	5
5590713	2.25	12	48	2	2	5
5590714	2.25	11.125	48	2	2	5
5590716	2.25	10.375	48	5	2	5
5590717	2.25	11.125	48	5	2	5
5590718	2.25	10.875	48	5	2	5
5590719	2.25	11.625	48	5	2	5
5590721	2.25	11.625	48	5	2	5
5590722	2.25	11.375	48	5	2	5
5590723	2.25	12	48	2	2	5
5590724	2.25	11.625	48	5	2	5
5590725	2.25	11.75	48	5	2	5
5590726	2.25	11.5	48	5	2	5
5590727	2.25	10.75	48	5	2	5
5590728	2.25	10.75	48	5	2	5
5590729	2.25	10.875	48	5	2	5
5590730	2.25	10.625	48	5	2	5
5590731	2.25	11.25	48	5	2	5
5590733	2.25	11.375	48	5	2	5
5590734	2.25	11.75	48	5	2	5
5590735	2.25	11.25	49	5	2	5
5590736	2.25	11.125	48	5	2	5
5590737	2.25	10.5	48	5	2	5
5590280	2.25	11.5	108	5	2	5
5590738	2.25	11.375	48	5	2	5
5590823	2.25	11.375	72	5	2	5
5590739	2.25	11.375	48	5	2	5
5590740	2.25	11.5	48	5	2	5
5590741	2.25	11.625	48	5	2	5
5590743	2.25	11.125	48	5	2	5
5590744	2.25	10.75	48	5	2	5
5590745	2.25	11.75	48	5	2	5
5590281	2.25	11.75	108	5	2	5
5590747	2.25	11	48	5	2	5
5590282	2.625	11.5	108	5	2	5
5590748	2.25	11.375	48	5	2	5
5590749	2.25	12.25	48	5	2	5
5590750	2.25	11.75	48	5	2	5
5590751	2.25	11.25	48	5	2	5
5590752	2.25	11.625	49	5	2	5
5590753	2.25	12	48	5	2	5
5590757	2.25	11.625	48	5	2	5
5590824	2.25	10.875	72	5	2	5
5590758	2.25	11.125	48	5	2	5
5590759	2.25	11.25	48	5	2	5
5590761	2.25	11.625	48	5	2	5
5590762	2.25	11.5	48	5	2	5
5590763	2.25	11.75	48	5	2	5
5590765	2.5	11.5	48	5	2	5
5590767	2.25	11.375	48	5	2	5
5590768	2.25	11.375	48	5	2	5
5590769	2.25	11.25	48	5	2	5
5590283	2.25	11.75	108	5	2	5
5590770	2.25	11	48	5	2	5
5590771	2.25	11.25	49	5	2	5
5590825	2.25	11.25	72	5	2	5
5590772	2.25	11.875	49	2	2	5
5590773	2.25	11.5	48	5	2	5
5590774	2.25	11.5	48	5	2	5
5590775	2.25	11.875	48	5	2	5
5590776	2.25	10.875	48	5	2	5
5590777	2.25	11.25	48	5	2	5
5590778	2.25	11.5	48	5	2	5
5590780	2.25	10.875	48	5	2	5
5590781	2.25	11.875	48	5	2	5
5590826	2.25	11.5	72	5	2	5
5590782	2.25	11.625	48	5	2	5
5590783	2.25	11.125	48	5	2	5
5590784	2.5	10.875	48	5	2	5
5590785	2.25	11	48	5	2	5
5590786	2.25	11.625	48	5	2	5
5590827	2.25	11.375	73	5	2	5
5590828	2.25	11.625	72	5	2	5
5590829	2.25	11.5	72	5	2	5
5590788	2.25	10.875	48	5	2	5
5590789	2.25	11	49	5	2	5
5590790	2.25	11.5	48	5	2	5
5590791	2.25	11.875	48	5	2	5
5590792	2.25	11.625	48	5	2	5
5590794	3.125	10.875	48	5	2	5
5590795	2.25	11	48	5	2	5
5590796	2.25	12	49	5	2	5
5590798	2.75	11.5	48	5	2	5
5590799	2.75	10.875	48	5	2	5
5590800	2.25	11.5	48	2	2	5
5590801	2.25	11.75	48	5	2	5
5590830	2.25	10.875	72	5	2	5
5590802	2.25	11.5	48	5	2	5
5590831	2.25	11.625	72	5	2	5
5590284	2.25	11.75	109	5	2	5
5590804	2.25	10.125	49	5	2	5
5590833	2.25	11.5	72	5	2	5
5590805	2.25	11.5	48	5	2	5
5590806	2.5	10.125	48	2	2	5
5590807	2.25	10.375	48	5	2	5
5590808	2.25	11.625	48	5	2	5
5585294	2.25	11.375	108	5	2	5
5655775	2.25	11.75	109	5	2	5
5655777	2.25	13.25	110	5	2	5
5655786	2.25	12.5	109	5	2	5
5655789	2.25	10.875	109	5	2	5
5655790	2.25	11.875	109	5	2	5
5655796	2.25	11.5	111	5	2	5
5656048	2.25	11.5	74	5	2	5
5595749	2.75	12.875	45	6	2	6
5595762	2.25	12.5	45	6	2	6
5584881	2.25	11.25	109	5	2	5
5789744	3.5	10.95	1	0	0	8.95
5789746	2.65	10.2	1	0	0	8.95
5789748	3.075	10.075	1	0	0	8.95
5789749	2.5	9.95	1	0	0	8.95
5789751	2.875	10.075	1	0	0	8.95
5789752	3.575	10.575	1	0	0	8.9
5789753	2.75	10.2	1	0	0	7.95
5789754	2.5	9.95	1	0	0	8.95
5789755	2.875	10.075	1	0	0	7.95
5789756	3.075	10.075	1	0	0	0
5789761	2.625	10.075	1	0	0	8.95
5789763	3.075	10.075	1	0	0	8.95
5789764	3.45	10.45	1	0	0	8.95
5789766	2.625	10.075	1	0	0	8.95
5789767	3.45	10.45	1	0	0	0
5789769	2.5	9.95	1	0	0	8.95
5789771	2.5	9.95	1	0	0	8.95
5789773	3.15	10.2	1	0	0	6.95
5789775	3.5	10.95	1	0	0	8.95
5789777	3.125	10.575	1	0	0	8.95
5789778	2.875	10.075	1	0	0	8.95
5789780	2.75	10.2	1	0	0	8.95
5789781	2.95	9.95	1	0	0	8.95
5789782	3.075	10.075	1	0	0	6.95
5789783	2.95	9.95	1	0	0	8.95
5789785	2.75	9.95	1	0	0	7.95
5789788	3.45	10.45	1	0	0	8.95
5789789	2.5	9.95	1	0	0	8.95
5789793	3.125	10.325	1	0	0	8.95
5789795	3.125	10.575	1	0	0	8.95
5789797	3.45	10.45	1	0	0	8.95
5789799	2.5	9.95	1	0	0	8.95
5789800	3.45	10.45	1	0	0	8.95
5911639	2.25	12	111	5	2	5
5911641	2.25	11.25	111	5	2	5
5911642	2.25	11.75	111	5	2	5
5911643	2.25	12.375	111	5	2	5
5911644	2.25	11.375	111	5	2	5
5911645	2.25	11.75	111	5	2	5
5911646	2.25	12.375	111	5	2	5
5911647	2.25	12.75	110	5	2	5
5911648	2.25	10.875	111	5	2	5
5911649	2.25	11.5	111	5	2	5
5911650	2.25	11.875	111	5	2	5
5911651	2.25	11.5	111	5	2	5
5911652	2.25	11.5	111	5	2	5
5911653	2.25	11.25	111	5	2	5
5911654	2.25	12.375	111	5	2	5
5911656	2.25	11.75	111	5	2	5
5911659	2.25	11.75	111	5	2	5
5911660	2.25	12.125	111	5	2	5
5911662	2.25	12	111	5	2	5
5911663	2.25	11.375	111	5	2	5
6023807	2.25	10.5	72	5	2	5
5223312	2.25	11.125	47	5	2	5
5223314	2.25	12.875	47	6	2	6
5223317	2.25	10.875	47	5	2	5
5223318	2.25	11.625	47	5	2	5
5223320	2.25	12.5	47	5	2	5
5223321	2.25	11.25	47	5	2	5
5223323	2.25	12.75	47	6	2	6
5223325	2.25	11.25	47	5	2	5
5223327	2.25	12	47	6	2	6
5223332	2.25	11.5	46	5	2	5
5223333	2.25	11.875	46	5	2	5
5223348	2.25	11.375	46	5	2	5
5223350	2.25	11.25	46	5	2	5
5223353	2.25	12	46	5	2	5
5223354	2.25	12.25	46	6	2	6
5223356	2.25	11.125	46	5	2	5
5223358	2.25	13.375	46	6	2	6
5223362	2.25	11.75	46	5	2	5
5223365	2.25	11.5	46	5	2	5
5223367	2.25	11.25	46	5	2	5
5223371	2.25	12.375	46	6	2	6
5223372	2.25	11.375	46	5	2	5
5223374	2.25	11.75	106	5	2	5
5223382	2.25	12.25	46	6	2	6
5223384	2.25	11.125	46	5	2	5
5223388	2.25	12.75	46	6	2	6
5223396	2.25	13	46	6	2	6
5223408	2.25	11.25	45	5	2	5
5223416	2.25	13.75	45	6	2	6
5223422	2.25	14.375	45	6	2	6
5223425	2.25	11.5	45	5	2	5
5223428	2.25	13.75	45	6	2	6
5223429	2.25	13.5	45	6	2	6
5223431	2.25	12.5	45	6	2	6
5223432	2.25	13.5	104	6	2	6
5223440	2.25	12.5	43	6	2	6
5595747	2.25	10.25	45	5	2	5
5595753	2.25	12.625	45	6	2	6
5595756	2.25	10.875	45	5	2	5
5595759	2.75	13	45	6	2	6
5595760	2.25	12.5	45	6	2	6
5595763	2.25	12.625	45	6	2	6
5595766	2.25	12	44	6	2	6
5595768	2.25	11.75	20	2	2	6
5595770	2.25	11	68	5	2	5
5595773	2.75	10.75	68	5	2	5
5595774	2.25	12.875	44	6	2	6
5595782	2.25	11.125	43	5	2	5
5595783	2.25	10.875	43	5	2	5
5595788	2.25	12.125	19	2	2	6
5595789	2.75	11.875	7	2	2	6
5595791	2.75	10.25	67	5	2	5
5223399	2.25	14.25	105	6	2	6
5223351	2.25	14.25	22	6	2	6
5223386	2.25	12.75	46	6	2	6
3768710	0	0	0	0	0	0
4765653	0	0	0	0	0	0
4765676	0	0	0	0	0	0
4330645	0	0	0	0	0	0
4331188	0	0	0	0	0	0
4806129	0	0	0	0	0	0
4805984	0	0	0	0	0	0
4804992	0	0	0	0	0	0
4805770	0	0	0	0	0	0
4805401	0	0	0	0	0	0
4805533	0	0	0	0	0	0
4960228	0	0	0	0	0	0
4960115	0	0	0	0	0	0
5106298	0	0	0	0	0	0
5049047	0	0	0	0	0	0
5049153	0	0	0	0	0	0
5049095	0	0	0	0	0	0
5112417	0	0	0	0	0	0
5112064	0	0	0	0	0	0
5112500	0	0	0	0	0	0
5111998	0	0	0	0	0	0
5531186	0	0	0	0	0	0
5577107	0	0	0	0	0	0
5577365	0	0	0	0	0	0
5531157	0	0	0	0	0	0
5577411	0	0	0	0	0	0
5531107	0	0	0	0	0	0
5577521	0	0	0	0	0	0
5577522	0	0	0	0	0	0
5577523	0	0	0	0	0	0
5361751	0	0	0	0	0	0
5419737	0	0	0	0	0	0
5361725	0	0	0	0	0	0
5361580	0	0	0	0	0	0
5362091	0	0	0	0	0	0
5362036	0	0	0	0	0	0
5361943	0	0	0	0	0	0
5419754	0	0	0	0	0	0
5419756	0	0	0	0	0	0
5361470	0	0	0	0	0	0
5362207	0	0	0	0	0	0
5362306	0	0	0	0	0	0
5419768	0	0	0	0	0	0
5362075	0	0	0	0	0	0
5361628	0	0	0	0	0	0
5419778	0	0	0	0	0	0
5419779	0	0	0	0	0	0
5362220	0	0	0	0	0	0
5361623	0	0	0	0	0	0
5419793	0	0	0	0	0	0
5361598	0	0	0	0	0	0
5361585	0	0	0	0	0	0
5361621	0	0	0	0	0	0
5362117	0	0	0	0	0	0
5419823	0	0	0	0	0	0
5419837	0	0	0	0	0	0
5361986	0	0	0	0	0	0
5361492	0	0	0	0	0	0
5361707	0	0	0	0	0	0
5419853	0	0	0	0	0	0
5362277	0	0	0	0	0	0
5361827	0	0	0	0	0	0
5361739	0	0	0	0	0	0
5361591	0	0	0	0	0	0
5362222	0	0	0	0	0	0
5361483	0	0	0	0	0	0
5362056	0	0	0	0	0	0
5361874	0	0	0	0	0	0
5419892	0	0	0	0	0	0
5419896	0	0	0	0	0	0
5419907	0	0	0	0	0	0
5361771	0	0	0	0	0	0
5419911	0	0	0	0	0	0
5419923	0	0	0	0	0	0
5361501	0	0	0	0	0	0
5419931	0	0	0	0	0	0
5419936	0	0	0	0	0	0
5361893	0	0	0	0	0	0
5419940	0	0	0	0	0	0
5362131	0	0	0	0	0	0
5361522	0	0	0	0	0	0
5361777	0	0	0	0	0	0
5362074	0	0	0	0	0	0
5361947	0	0	0	0	0	0
5362253	0	0	0	0	0	0
5419957	0	0	0	0	0	0
5362079	0	0	0	0	0	0
5420037	0	0	0	0	0	0
5361843	0	0	0	0	0	0
5362236	0	0	0	0	0	0
5361998	0	0	0	0	0	0
5362174	0	0	0	0	0	0
5361880	0	0	0	0	0	0
5362217	0	0	0	0	0	0
5420020	0	0	0	0	0	0
5362026	0	0	0	0	0	0
5361563	0	0	0	0	0	0
5420039	0	0	0	0	0	0
5361555	0	0	0	0	0	0
5362255	0	0	0	0	0	0
5361590	0	0	0	0	0	0
5420019	0	0	0	0	0	0
5361651	0	0	0	0	0	0
5362008	0	0	0	0	0	0
5361548	0	0	0	0	0	0
5362205	0	0	0	0	0	0
5362102	0	0	0	0	0	0
5362146	0	0	0	0	0	0
5420034	0	0	0	0	0	0
5361683	0	0	0	0	0	0
5581808	0	0	0	0	0	0
5581809	0	0	0	0	0	0
5581810	0	0	0	0	0	0
5581811	0	0	0	0	0	0
5581812	0	0	0	0	0	0
5581813	0	0	0	0	0	0
5581814	0	0	0	0	0	0
5581815	0	0	0	0	0	0
5581816	0	0	0	0	0	0
5581817	0	0	0	0	0	0
5581818	0	0	0	0	0	0
5581819	0	0	0	0	0	0
5581820	0	0	0	0	0	0
5581822	0	0	0	0	0	0
5581823	0	0	0	0	0	0
5581824	0	0	0	0	0	0
5581825	0	0	0	0	0	0
5581826	0	0	0	0	0	0
5581827	0	0	0	0	0	0
5318347	0	0	0	0	0	0
5318211	0	0	0	0	0	0
5318042	0	0	0	0	0	0
5318355	0	0	0	0	0	0
5453544	0	0	0	0	0	0
5453556	0	0	0	0	0	0
5453558	0	0	0	0	0	0
5453565	0	0	0	0	0	0
5453591	0	0	0	0	0	0
5514445	0	0	0	0	0	0
5514435	0	0	0	0	0	0
5514429	0	0	0	0	0	0
5459924	0	0	0	0	0	0
5459930	0	0	0	0	0	0
5459941	0	0	0	0	0	0
5459950	0	0	0	0	0	0
5459958	0	0	0	0	0	0
5460008	0	0	0	0	0	0
5460035	0	0	0	0	0	0
5460041	0	0	0	0	0	0
5460046	0	0	0	0	0	0
5460052	0	0	0	0	0	0
5460061	0	0	0	0	0	0
5460078	0	0	0	0	0	0
5222482	0	0	0	0	0	0
5222502	0	0	0	0	0	0
5222562	0	0	0	0	0	0
5222580	0	0	0	0	0	0
5222586	0	0	0	0	0	0
5222614	0	0	0	0	0	0
5222615	0	0	0	0	0	0
5222637	0	0	0	0	0	0
5222674	0	0	0	0	0	0
5222687	0	0	0	0	0	0
5222704	0	0	0	0	0	0
5222736	0	0	0	0	0	0
5222980	0	0	0	0	0	0
5223007	0	0	0	0	0	0
5223035	0	0	0	0	0	0
5223040	0	0	0	0	0	0
5223057	0	0	0	0	0	0
5223061	0	0	0	0	0	0
5223163	0	0	0	0	0	0
5223235	0	0	0	0	0	0
5222388	0	0	0	0	0	0
5222433	0	0	0	0	0	0
5222438	0	0	0	0	0	0
5222453	0	0	0	0	0	0
5222413	0	0	0	0	0	0
5222475	0	0	0	0	0	0
5222420	0	0	0	0	0	0
5595128	0	0	0	0	0	0
5595171	0	0	0	0	0	0
5595200	0	0	0	0	0	0
5595237	0	0	0	0	0	0
5595370	0	0	0	0	0	0
5595459	0	0	0	0	0	0
5595484	0	0	0	0	0	0
5618851	0	0	0	0	0	0
5618852	0	0	0	0	0	0
5618855	0	0	0	0	0	0
5618856	0	0	0	0	0	0
5618858	0	0	0	0	0	0
5618860	0	0	0	0	0	0
5618862	0	0	0	0	0	0
5618863	0	0	0	0	0	0
5618866	0	0	0	0	0	0
5618873	0	0	0	0	0	0
5618876	0	0	0	0	0	0
5618877	0	0	0	0	0	0
5618888	0	0	0	0	0	0
5618890	0	0	0	0	0	0
5618891	0	0	0	0	0	0
5618892	0	0	0	0	0	0
5618894	0	0	0	0	0	0
5618896	0	0	0	0	0	0
5618897	0	0	0	0	0	0
5618905	0	0	0	0	0	0
5618908	0	0	0	0	0	0
5618909	0	0	0	0	0	0
5618910	0	0	0	0	0	0
5618911	0	0	0	0	0	0
5618912	0	0	0	0	0	0
5618913	0	0	0	0	0	0
5618916	0	0	0	0	0	0
5618922	0	0	0	0	0	0
5618924	0	0	0	0	0	0
5618927	0	0	0	0	0	0
5618928	0	0	0	0	0	0
5618931	0	0	0	0	0	0
5618933	0	0	0	0	0	0
5618936	0	0	0	0	0	0
5618938	0	0	0	0	0	0
5618939	0	0	0	0	0	0
5618940	0	0	0	0	0	0
5618941	0	0	0	0	0	0
5618943	0	0	0	0	0	0
5618946	0	0	0	0	0	0
5618947	0	0	0	0	0	0
5618948	0	0	0	0	0	0
5618950	0	0	0	0	0	0
5618952	0	0	0	0	0	0
5618954	0	0	0	0	0	0
5618955	0	0	0	0	0	0
5618960	0	0	0	0	0	0
5618961	0	0	0	0	0	0
5618962	0	0	0	0	0	0
5618963	0	0	0	0	0	0
5618964	0	0	0	0	0	0
5618965	0	0	0	0	0	0
5618967	0	0	0	0	0	0
5618969	0	0	0	0	0	0
5618972	0	0	0	0	0	0
5618973	0	0	0	0	0	0
5618974	0	0	0	0	0	0
5618975	0	0	0	0	0	0
5618980	0	0	0	0	0	0
5618981	0	0	0	0	0	0
5618983	0	0	0	0	0	0
5618984	0	0	0	0	0	0
5618985	0	0	0	0	0	0
5618987	0	0	0	0	0	0
5618990	0	0	0	0	0	0
5618994	0	0	0	0	0	0
5618997	0	0	0	0	0	0
5618998	0	0	0	0	0	0
5618999	0	0	0	0	0	0
5619000	0	0	0	0	0	0
5624218	0	0	0	0	0	0
5624219	0	0	0	0	0	0
5624224	0	0	0	0	0	0
5624226	0	0	0	0	0	0
5624227	0	0	0	0	0	0
5624232	0	0	0	0	0	0
5624233	0	0	0	0	0	0
5632931	0	0	0	0	0	0
5632932	0	0	0	0	0	0
5632933	0	0	0	0	0	0
5632936	0	0	0	0	0	0
5632937	0	0	0	0	0	0
5721576	0	0	0	0	0	0
5721577	0	0	0	0	0	0
5721578	0	0	0	0	0	0
5721579	0	0	0	0	0	0
5721580	0	0	0	0	0	0
5721581	0	0	0	0	0	0
5721583	0	0	0	0	0	0
5721587	0	0	0	0	0	0
5721595	0	0	0	0	0	0
5721598	0	0	0	0	0	0
5721599	0	0	0	0	0	0
5721601	0	0	0	0	0	0
5721602	0	0	0	0	0	0
5721603	0	0	0	0	0	0
5721604	0	0	0	0	0	0
5721605	0	0	0	0	0	0
5721607	0	0	0	0	0	0
5721608	0	0	0	0	0	0
5721609	0	0	0	0	0	0
5721610	0	0	0	0	0	0
5721611	0	0	0	0	0	0
5721612	0	0	0	0	0	0
5721613	0	0	0	0	0	0
5721614	0	0	0	0	0	0
5721615	0	0	0	0	0	0
5721616	0	0	0	0	0	0
5721617	0	0	0	0	0	0
5721619	0	0	0	0	0	0
5721621	0	0	0	0	0	0
5721622	0	0	0	0	0	0
5721623	0	0	0	0	0	0
5721624	0	0	0	0	0	0
5582929	0	0	0	0	0	0
5918084	0	0	0	0	0	0
5694665	0	0	0	0	0	0
5694735	0	0	0	0	0	0
5695032	0	0	0	0	0	0
5695082	0	0	0	0	0	0
5695340	0	0	0	0	0	0

LoanID	Payment Reset Frequency	Rate Reset Frequency	Interest Only Flag	Interest Only Term	Prepayment Penalty Flag
1913621	12	1	N	0	Y
1802932	12	1	N	0	N
1803097	12	1	N	0	N
1861468	12	1	N	0	N
1861733	12	1	N	0	Y
3831790	12	12	Y	60	N
4327976	12	12	Y	120	N
4327982	12	12	Y	120	N
5549654	12	12	Y	60	N
5091720	12	12	Y	60	N
5092122	12	12	Y	60	N
5094483	12	12	Y	120	N
5097733	12	12	Y	120	N
5098261	12	12	Y	120	N
5099317	12	12	Y	120	N
4950690	12	12	Y	120	N
4376027	6	6	N	0	Y
4376099	6	6	N	0	N
5383784	12	12	N	0	N
5384032	12	12	Y	120	N
5384202	12	12	N	0	N
5384439	12	12	Y	60	N
5384508	12	12	N	0	N
2283582	12	12	Y	36	N
5590550	12	12	Y	60	N
5590551	12	12	Y	60	N
5590553	12	12	Y	60	N
5590554	12	12	Y	60	N
5590556	12	12	Y	60	N
5590557	12	12	Y	60	N
5590559	12	12	Y	120	N
5590560	12	12	Y	60	N
5590561	12	12	Y	60	N
5590562	12	12	Y	120	N
5590285	12	12	Y	120	N
5590563	12	12	Y	120	N
5590564	12	12	Y	120	N
5590565	12	12	Y	120	N
5590566	12	12	Y	120	N
5590567	12	12	Y	120	N
5590568	12	12	Y	120	N
5590271	12	12	Y	120	N
5590570	12	12	Y	120	N
5590571	12	12	Y	120	N
5590572	12	12	Y	120	N
5590573	12	12	Y	120	N
5590575	12	12	Y	120	N
5590576	12	12	Y	120	N
5590577	12	12	Y	120	N
5590578	12	12	Y	120	N
5590580	12	12	Y	120	N
5590581	12	12	Y	120	N
5590582	12	12	Y	120	N
5590583	12	12	Y	120	N
5590584	12	12	Y	120	N
5590585	12	12	Y	120	N
5590272	12	12	Y	120	N
5590586	12	12	Y	120	N
5590588	12	12	Y	120	N
5590589	12	12	Y	120	N
5590591	12	12	Y	120	N
5590593	12	12	Y	120	N
5590811	12	12	Y	120	N
5590286	12	12	Y	120	N
5590594	12	12	Y	120	N
5590595	12	12	Y	120	N
5590597	12	12	Y	120	N
5590599	12	12	Y	120	N
5590600	12	12	N	0	N
5590601	12	12	Y	120	N
5590602	12	12	Y	120	N
5590603	12	12	Y	120	N
5590604	12	12	Y	120	N
5590605	12	12	Y	120	N
5590606	12	12	Y	120	N
5590607	12	12	Y	120	N
5590812	12	12	Y	120	N
5590609	12	12	N	0	N
5590610	12	12	N	0	N
5590611	12	12	Y	120	N
5590612	12	12	Y	120	N
5590613	12	12	Y	120	N
5590614	12	12	Y	120	N
5590274	12	12	Y	120	N
5590615	12	12	Y	120	N
5590616	12	12	Y	120	N
5590617	12	12	Y	120	N
5590618	12	12	Y	120	N
5590813	12	12	Y	120	N
5590619	12	12	Y	120	N
5590620	12	12	Y	120	N
5590621	12	12	N	0	N
5590622	12	12	Y	120	N
5590623	12	12	Y	120	N
5590624	12	12	Y	120	N
5590625	12	12	Y	120	N
5590626	12	12	Y	120	N
5590628	12	12	Y	120	N
5590630	12	12	Y	120	N
5590631	12	12	Y	120	N
5590633	12	12	Y	120	N
5590634	12	12	N	0	N
5590635	12	12	Y	120	N
5590636	12	12	Y	120	N
5590637	12	12	Y	120	N
5590814	12	12	Y	120	N
5590639	12	12	Y	120	N
5590640	12	12	Y	120	N
5590815	12	12	Y	120	N
5590641	12	12	Y	120	N
5590642	12	12	Y	120	N
5590643	12	12	Y	120	N
5590644	12	12	Y	120	N
5590646	12	12	Y	120	N
5590647	12	12	Y	120	N
5590648	12	12	Y	120	N
5590649	12	12	Y	120	N
5590650	12	12	Y	120	N
5590651	12	12	Y	120	N
5590652	12	12	Y	120	N
5590653	12	12	Y	120	N
5590654	12	12	Y	120	N
5590655	12	12	Y	120	N
5590656	12	12	Y	120	N
5590658	12	12	Y	120	N
5590660	12	12	Y	120	N
5590288	12	12	Y	120	N
5590289	12	12	Y	120	N
5590662	12	12	Y	120	N
5590816	12	12	Y	120	N
5590663	12	12	Y	120	N
5590664	12	12	Y	120	N
5590665	12	12	N	0	N
5590666	12	12	Y	120	N
5590667	12	12	Y	120	N
5590669	12	12	Y	120	N
5590276	12	12	Y	120	N
5590670	12	12	Y	120	N
5590671	12	12	Y	120	N
5590672	12	12	Y	120	N
5590673	12	12	Y	120	N
5590674	12	12	Y	120	N
5590675	12	12	Y	120	N
5590676	12	12	Y	120	N
5590677	12	12	Y	120	N
5590679	12	12	Y	120	N
5590680	12	12	Y	120	N
5590681	12	12	Y	120	N
5590682	12	12	Y	120	N
5590683	12	12	Y	120	N
5590817	12	12	Y	120	N
5590685	12	12	Y	120	N
5590686	12	12	Y	120	N
5590687	12	12	Y	120	N
5590688	12	12	Y	120	N
5590818	12	12	Y	120	N
5590689	12	12	Y	120	N
5590691	12	12	Y	120	N
5590692	12	12	Y	120	N
5590819	12	12	N	0	N
5590693	12	12	Y	120	N
5590277	12	12	Y	120	N
5590694	12	12	Y	120	N
5590278	12	12	Y	120	N
5590695	12	12	Y	120	N
5590696	12	12	Y	120	N
5590698	12	12	N	0	N
5590699	12	12	Y	120	N
5590701	12	12	Y	120	N
5590702	12	12	Y	120	N
5590704	12	12	Y	120	N
5590706	12	12	Y	120	N
5590707	12	12	Y	120	N
5590708	12	12	Y	120	N
5590820	12	12	Y	120	N
5590709	12	12	Y	120	N
5590710	12	12	Y	120	N
5590711	12	12	Y	120	N
5590713	12	12	Y	120	N
5590714	12	12	Y	120	N
5590716	12	12	Y	120	N
5590717	12	12	N	0	N
5590718	12	12	Y	120	N
5590719	12	12	Y	120	N
5590721	12	12	Y	120	N
5590722	12	12	Y	120	N
5590723	12	12	Y	120	N
5590724	12	12	Y	120	N
5590725	12	12	Y	120	N
5590726	12	12	Y	120	N
5590727	12	12	Y	120	N
5590728	12	12	Y	120	N
5590729	12	12	Y	120	N
5590730	12	12	Y	120	N
5590731	12	12	Y	120	N
5590733	12	12	Y	120	N
5590734	12	12	Y	120	N
5590735	12	12	Y	120	N
5590736	12	12	Y	120	N
5590737	12	12	N	0	N
5590280	12	12	Y	120	N
5590738	12	12	Y	120	N
5590823	12	12	Y	120	N
5590739	12	12	Y	120	N
5590740	12	12	Y	120	N
5590741	12	12	Y	120	N
5590743	12	12	Y	120	N
5590744	12	12	Y	120	N
5590745	12	12	Y	120	N
5590281	12	12	Y	120	N
5590747	12	12	Y	120	N
5590282	12	12	Y	120	N
5590748	12	12	Y	120	N
5590749	12	12	Y	120	N
5590750	12	12	Y	120	N
5590751	12	12	Y	120	N
5590752	12	12	Y	120	N
5590753	12	12	Y	120	N
5590757	12	12	N	0	N
5590824	12	12	Y	120	N
5590758	12	12	Y	120	N
5590759	12	12	Y	120	N
5590761	12	12	Y	120	N
5590762	12	12	Y	120	N
5590763	12	12	Y	120	N
5590765	12	12	Y	60	N
5590767	12	12	Y	120	N
5590768	12	12	Y	120	N
5590769	12	12	Y	120	N
5590283	12	12	Y	120	N
5590770	12	12	Y	120	N
5590771	12	12	Y	120	N
5590825	12	12	Y	120	N
5590772	12	12	Y	120	N
5590773	12	12	Y	120	N
5590774	12	12	Y	120	N
5590775	12	12	N	0	N
5590776	12	12	Y	120	N
5590777	12	12	Y	120	N
5590778	12	12	Y	120	N
5590780	12	12	N	0	N
5590781	12	12	Y	120	N
5590826	12	12	Y	120	N
5590782	12	12	Y	120	N
5590783	12	12	Y	120	N
5590784	12	12	Y	60	N
5590785	12	12	Y	120	N
5590786	12	12	Y	120	N
5590827	12	12	Y	120	N
5590828	12	12	Y	120	N
5590829	12	12	Y	120	N
5590788	12	12	Y	120	N
5590789	12	12	Y	120	N
5590790	12	12	Y	120	N
5590791	12	12	Y	120	N
5590792	12	12	Y	120	N
5590794	12	12	Y	120	N
5590795	12	12	Y	120	N
5590796	12	12	Y	120	N
5590798	12	12	Y	120	N
5590799	12	12	Y	120	N
5590800	12	12	Y	120	N
5590801	12	12	Y	120	N
5590830	12	12	Y	120	N
5590802	12	12	Y	120	N
5590831	12	12	Y	120	N
5590284	12	12	Y	120	N
5590804	12	12	Y	120	N
5590833	12	12	N	0	N
5590805	12	12	Y	120	N
5590806	12	12	Y	120	N
5590807	12	12	Y	120	N
5590808	12	12	Y	120	N
5585294	12	12	Y	120	N
5655775	12	12	Y	120	N
5655777	12	12	N	0	N
5655786	12	12	Y	120	N
5655789	12	12	Y	120	N
5655790	12	12	Y	120	N
5655796	12	12	Y	120	N
5656048	12	12	Y	120	N
5595749	6	6	Y	120	N
5595762	6	6	Y	120	N
5584881	12	12	Y	120	N
5789744	12	1	N	0	N
5789746	12	1	N	0	N
5789748	12	1	N	0	N
5789749	12	1	N	0	N
5789751	12	1	N	0	N
5789752	12	1	N	0	N
5789753	12	1	N	0	N
5789754	12	1	N	0	N
5789755	12	1	N	0	N
5789756	12	1	N	0	N
5789761	12	1	N	0	N
5789763	12	1	N	0	N
5789764	12	1	N	0	N
5789766	12	1	N	0	N
5789767	12	1	N	0	N
5789769	12	1	N	0	N
5789771	12	1	N	0	N
5789773	12	1	N	0	N
5789775	12	1	N	0	N
5789777	12	1	N	0	N
5789778	12	1	N	0	N
5789780	12	1	N	0	N
5789781	12	1	N	0	N
5789782	12	1	N	0	N
5789783	12	1	N	0	N
5789785	12	1	N	0	N
5789788	12	1	N	0	N
5789789	12	1	N	0	N
5789793	12	1	N	0	N
5789795	12	1	N	0	N
5789797	12	1	N	0	N
5789799	12	1	N	0	N
5789800	12	1	N	0	N
5911639	12	12	Y	120	N
5911641	12	12	Y	120	N
5911642	12	12	Y	120	N
5911643	12	12	Y	120	N
5911644	12	12	Y	120	N
5911645	12	12	Y	120	N
5911646	12	12	Y	120	N
5911647	12	12	Y	120	N
5911648	12	12	Y	120	N
5911649	12	12	Y	120	N
5911650	12	12	Y	120	N
5911651	12	12	Y	120	N
5911652	12	12	Y	120	N
5911653	12	12	Y	120	N
5911654	12	12	N	0	N
5911656	12	12	Y	120	N
5911659	12	12	Y	120	N
5911660	12	12	Y	120	N
5911662	12	12	Y	120	N
5911663	12	12	Y	120	N
6023807	12	12	N	0	N
5223312	12	12	Y	120	N
5223314	6	6	Y	120	N
5223317	12	12	Y	60	N
5223318	12	12	Y	120	N
5223320	12	12	N	0	N
5223321	12	12	Y	120	N
5223323	6	6	Y	120	Y
5223325	12	12	Y	60	N
5223327	6	6	Y	120	N
5223332	12	12	Y	120	N
5223333	12	12	Y	120	N
5223348	12	12	Y	120	N
5223350	12	12	Y	120	N
5223353	12	12	Y	60	N
5223354	6	6	Y	120	Y
5223356	12	12	Y	120	N
5223358	6	6	N	0	N
5223362	12	12	N	0	N
5223365	12	12	Y	120	N
5223367	12	12	N	0	N
5223371	6	6	Y	60	N
5223372	12	12	Y	120	N
5223374	12	12	Y	120	N
5223382	6	6	Y	120	N
5223384	12	12	Y	120	N
5223388	6	6	Y	120	N
5223396	6	6	Y	120	N
5223408	12	12	Y	120	N
5223416	6	6	N	0	N
5223422	6	6	Y	120	Y
5223425	12	12	Y	120	N
5223428	6	6	Y	120	N
5223429	6	6	N	0	Y
5223431	6	6	Y	120	Y
5223432	6	6	Y	120	N
5223440	6	6	Y	120	N
5595747	12	12	N	0	N
5595753	6	6	Y	120	N
5595756	12	12	Y	120	N
5595759	6	6	Y	120	N
5595760	6	6	Y	120	N
5595763	6	6	N	0	Y
5595766	6	6	Y	120	Y
5595768	12	12	Y	60	N
5595770	12	12	Y	84	N
5595773	12	12	Y	84	N
5595774	6	6	Y	120	Y
5595782	12	12	Y	120	N
5595783	12	12	Y	120	N
5595788	12	12	N	0	N
5595789	12	12	N	0	N
5595791	12	12	Y	84	N
5223399	6	6	N	0	N
5223351	6	6	Y	120	N
5223386	6	6	N	0	N
3768710	0	0	Y	60	N
4765653	0	0	N	0	N
4765676	0	0	N	0	N
4330645	0	0	N	0	N
4331188	0	0	N	0	N
4806129	0	0	N	0	Y
4805984	0	0	Y	120	N
4804992	0	0	Y	120	N
4805770	0	0	Y	120	N
4805401	0	0	Y	120	N
4805533	0	0	N	0	N
4960228	0	0	N	0	N
4960115	0	0	N	0	N
5106298	0	0	Y	120	N
5049047	0	0	N	0	N
5049153	0	0	Y	120	Y
5049095	0	0	Y	120	Y
5112417	0	0	Y	120	N
5112064	0	0	N	0	Y
5112500	0	0	N	0	N
5111998	0	0	N	0	Y
5531186	0	0	N	0	N
5577107	0	0	N	0	N
5577365	0	0	N	0	N
5531157	0	0	N	0	N
5577411	0	0	N	0	N
5531107	0	0	N	0	N
5577521	0	0	N	0	N
5577522	0	0	N	0	N
5577523	0	0	N	0	N
5361751	0	0	Y	120	Y
5419737	0	0	N	0	N
5361725	0	0	Y	120	N
5361580	0	0	N	0	N
5362091	0	0	Y	120	N
5362036	0	0	N	0	Y
5361943	0	0	Y	120	Y
5419754	0	0	N	0	Y
5419756	0	0	N	0	Y
5361470	0	0	Y	120	Y
5362207	0	0	N	0	N
5362306	0	0	Y	120	N
5419768	0	0	N	0	N
5362075	0	0	N	0	Y
5361628	0	0	N	0	N
5419778	0	0	N	0	N
5419779	0	0	Y	120	Y
5362220	0	0	Y	120	Y
5361623	0	0	Y	120	N
5419793	0	0	N	0	N
5361598	0	0	N	0	N
5361585	0	0	N	0	Y
5361621	0	0	N	0	N
5362117	0	0	Y	120	Y
5419823	0	0	N	0	N
5419837	0	0	Y	120	N
5361986	0	0	Y	120	Y
5361492	0	0	Y	120	Y
5361707	0	0	N	0	N
5419853	0	0	Y	120	N
5362277	0	0	N	0	N
5361827	0	0	N	0	N
5361739	0	0	N	0	N
5361591	0	0	Y	120	Y
5362222	0	0	Y	120	Y
5361483	0	0	Y	120	Y
5362056	0	0	N	0	Y
5361874	0	0	Y	120	Y
5419892	0	0	N	0	N
5419896	0	0	N	0	N
5419907	0	0	N	0	N
5361771	0	0	N	0	N
5419911	0	0	Y	120	N
5419923	0	0	N	0	Y
5361501	0	0	N	0	N
5419931	0	0	N	0	N
5419936	0	0	N	0	Y
5361893	0	0	Y	120	Y
5419940	0	0	N	0	N
5362131	0	0	N	0	Y
5361522	0	0	N	0	N
5361777	0	0	N	0	Y
5362074	0	0	N	0	Y
5361947	0	0	N	0	Y
5362253	0	0	N	0	Y
5419957	0	0	N	0	N
5362079	0	0	N	0	N
5420037	0	0	N	0	Y
5361843	0	0	N	0	N
5362236	0	0	N	0	Y
5361998	0	0	N	0	N
5362174	0	0	N	0	N
5361880	0	0	Y	120	Y
5362217	0	0	Y	120	N
5420020	0	0	N	0	N
5362026	0	0	Y	120	N
5361563	0	0	N	0	N
5420039	0	0	N	0	N
5361555	0	0	Y	120	Y
5362255	0	0	N	0	N
5361590	0	0	N	0	N
5420019	0	0	Y	120	Y
5361651	0	0	N	0	N
5362008	0	0	Y	120	N
5361548	0	0	N	0	N
5362205	0	0	N	0	Y
5362102	0	0	N	0	Y
5362146	0	0	Y	120	N
5420034	0	0	Y	120	N
5361683	0	0	Y	120	N
5581808	0	0	N	0	N
5581809	0	0	N	0	N
5581810	0	0	N	0	N
5581811	0	0	N	0	N
5581812	0	0	N	0	N
5581813	0	0	N	0	N
5581814	0	0	N	0	N
5581815	0	0	N	0	N
5581816	0	0	N	0	N
5581817	0	0	N	0	N
5581818	0	0	N	0	N
5581819	0	0	N	0	N
5581820	0	0	N	0	N
5581822	0	0	N	0	N
5581823	0	0	N	0	N
5581824	0	0	N	0	N
5581825	0	0	N	0	N
5581826	0	0	N	0	N
5581827	0	0	N	0	N
5318347	0	0	Y	120	N
5318211	0	0	Y	120	N
5318042	0	0	Y	120	N
5318355	0	0	Y	120	N
5453544	0	0	N	0	Y
5453556	0	0	N	0	Y
5453558	0	0	N	0	Y
5453565	0	0	N	0	Y
5453591	0	0	N	0	Y
5514445	0	0	N	0	N
5514435	0	0	N	0	N
5514429	0	0	N	0	N
5459924	0	0	N	0	N
5459930	0	0	Y	120	N
5459941	0	0	Y	120	N
5459950	0	0	Y	120	N
5459958	0	0	N	0	N
5460008	0	0	Y	120	N
5460035	0	0	Y	120	N
5460041	0	0	N	0	N
5460046	0	0	Y	120	N
5460052	0	0	N	0	N
5460061	0	0	Y	120	N
5460078	0	0	Y	120	N
5222482	0	0	N	0	N
5222502	0	0	N	0	N
5222562	0	0	N	0	N
5222580	0	0	N	0	N
5222586	0	0	N	0	N
5222614	0	0	N	0	N
5222615	0	0	N	0	N
5222637	0	0	N	0	N
5222674	0	0	N	0	N
5222687	0	0	N	0	N
5222704	0	0	N	0	N
5222736	0	0	N	0	N
5222980	0	0	N	0	N
5223007	0	0	N	0	N
5223035	0	0	N	0	N
5223040	0	0	Y	120	N
5223057	0	0	N	0	N
5223061	0	0	N	0	N
5223163	0	0	N	0	N
5223235	0	0	N	0	N
5222388	0	0	N	0	N
5222433	0	0	N	0	N
5222438	0	0	N	0	N
5222453	0	0	N	0	N
5222413	0	0	N	0	N
5222475	0	0	N	0	N
5222420	0	0	Y	120	N
5595128	0	0	N	0	N
5595171	0	0	N	0	N
5595200	0	0	Y	120	N
5595237	0	0	Y	120	N
5595370	0	0	N	0	N
5595459	0	0	N	0	N
5595484	0	0	N	0	N
5618851	0	0	N	0	N
5618852	0	0	N	0	Y
5618855	0	0	N	0	N
5618856	0	0	Y	120	N
5618858	0	0	N	0	N
5618860	0	0	N	0	Y
5618862	0	0	N	0	Y
5618863	0	0	N	0	Y
5618866	0	0	N	0	N
5618873	0	0	N	0	Y
5618876	0	0	N	0	Y
5618877	0	0	N	0	N
5618888	0	0	N	0	N
5618890	0	0	N	0	N
5618891	0	0	N	0	Y
5618892	0	0	N	0	Y
5618894	0	0	N	0	Y
5618896	0	0	N	0	Y
5618897	0	0	N	0	N
5618905	0	0	N	0	N
5618908	0	0	N	0	Y
5618909	0	0	N	0	N
5618910	0	0	N	0	Y
5618911	0	0	N	0	Y
5618912	0	0	N	0	Y
5618913	0	0	N	0	Y
5618916	0	0	N	0	N
5618922	0	0	N	0	Y
5618924	0	0	N	0	Y
5618927	0	0	N	0	N
5618928	0	0	N	0	N
5618931	0	0	N	0	Y
5618933	0	0	N	0	N
5618936	0	0	N	0	N
5618938	0	0	N	0	N
5618939	0	0	N	0	N
5618940	0	0	N	0	N
5618941	0	0	N	0	N
5618943	0	0	N	0	Y
5618946	0	0	N	0	Y
5618947	0	0	N	0	N
5618948	0	0	N	0	Y
5618950	0	0	N	0	N
5618952	0	0	N	0	N
5618954	0	0	N	0	Y
5618955	0	0	N	0	Y
5618960	0	0	Y	120	Y
5618961	0	0	Y	120	Y
5618962	0	0	Y	120	N
5618963	0	0	Y	120	Y
5618964	0	0	Y	120	N
5618965	0	0	Y	120	N
5618967	0	0	Y	120	N
5618969	0	0	Y	120	Y
5618972	0	0	Y	120	Y
5618973	0	0	Y	120	N
5618974	0	0	Y	120	N
5618975	0	0	Y	120	N
5618980	0	0	Y	120	N
5618981	0	0	Y	120	Y
5618983	0	0	Y	120	N
5618984	0	0	Y	120	Y
5618985	0	0	Y	120	N
5618987	0	0	Y	120	N
5618990	0	0	Y	120	Y
5618994	0	0	N	0	N
5618997	0	0	N	0	N
5618998	0	0	N	0	N
5618999	0	0	Y	120	N
5619000	0	0	Y	120	Y
5624218	0	0	N	0	N
5624219	0	0	N	0	N
5624224	0	0	N	0	N
5624226	0	0	N	0	N
5624227	0	0	N	0	N
5624232	0	0	N	0	N
5624233	0	0	N	0	N
5632931	0	0	N	0	Y
5632932	0	0	Y	120	Y
5632933	0	0	N	0	N
5632936	0	0	N	0	N
5632937	0	0	N	0	Y
5721576	0	0	N	0	N
5721577	0	0	N	0	N
5721578	0	0	N	0	N
5721579	0	0	N	0	N
5721580	0	0	N	0	N
5721581	0	0	N	0	N
5721583	0	0	N	0	N
5721587	0	0	N	0	N
5721595	0	0	N	0	N
5721598	0	0	N	0	N
5721599	0	0	N	0	N
5721601	0	0	N	0	N
5721602	0	0	N	0	N
5721603	0	0	N	0	N
5721604	0	0	N	0	N
5721605	0	0	N	0	N
5721607	0	0	N	0	N
5721608	0	0	N	0	N
5721609	0	0	N	0	N
5721610	0	0	N	0	N
5721611	0	0	N	0	N
5721612	0	0	N	0	N
5721613	0	0	N	0	N
5721614	0	0	N	0	N
5721615	0	0	N	0	N
5721616	0	0	N	0	N
5721617	0	0	N	0	N
5721619	0	0	N	0	N
5721621	0	0	N	0	N
5721622	0	0	N	0	N
5721623	0	0	N	0	N
5721624	0	0	N	0	N
5582929	0	0	Y	120	Y
5918084	0	0	N	0	N
5694665	0	0	N	0	N
5694735	0	0	N	0	N
5695032	0	0	N	0	N
5695082	0	0	N	0	N
5695340	0	0	Y	120	N

LoanID	Prepayment Penalty Term	Prepayment Penalty Type	Silent Second Flag	Originator	Servicer
1913621	12	Soft	N	Countrywide	CWHL
1802932	0	None	N	Countrywide	CWHL
1803097	0	None	N	Countrywide	CWHL
1861468	0	None	N	Countrywide	CWHL
1861733	12	Soft	N	Countrywide	CWHL
3831790	0	None	Y	Wells Fargo	Wells Fargo
4327976	0	None	N	Countrywide	CWHL
4327982	0	None	N	Countrywide	CWHL
5549654	0	None	Y	Wells Fargo	Wells Fargo
5091720	0	None	N	Wells Fargo	Wells Fargo
5092122	0	None	N	Wells Fargo	Wells Fargo
5094483	0	None	N	Wells Fargo	Wells Fargo
5097733	0	None	N	Wells Fargo	Wells Fargo
5098261	0	None	N	Wells Fargo	Wells Fargo
5099317	0	None	N	Wells Fargo	Wells Fargo
4950690	0	None	N	Wells Fargo	Wells Fargo
4376027	36	Soft	Y	Greenpoint Mortgage	Wells Fargo
4376099	0	None	Y	Greenpoint Mortgage	Wells Fargo
5383784	0	None	Y	Wells Fargo	Wells Fargo
5384032	0	None	N	Wells Fargo	Wells Fargo
5384202	0	None	N	Wells Fargo	Wells Fargo
5384439	0	None	Y	Wells Fargo	Wells Fargo
5384508	0	None	N	Wells Fargo	Wells Fargo
2283582	0	None	Y	Bank of America	Bank of America
5590550	0	None	N	AHM	AHM
5590551	0	None	N	AHM	AHM
5590553	0	None	N	AHM	AHM
5590554	0	None	N	AHM	AHM
5590556	0	None	N	AHM	AHM
5590557	0	None	Y	AHM	AHM
5590559	0	None	N	AHM	AHM
5590560	0	None	N	AHM	AHM
5590561	0	None	N	AHM	AHM
5590562	0	None	N	AHM	AHM
5590285	0	None	N	AHM	AHM
5590563	0	None	N	AHM	AHM
5590564	0	None	Y	AHM	AHM
5590565	0	None	N	AHM	AHM
5590566	0	None	Y	AHM	AHM
5590567	0	None	N	AHM	AHM
5590568	0	None	N	AHM	AHM
5590271	0	None	Y	AHM	AHM
5590570	0	None	N	AHM	AHM
5590571	0	None	N	AHM	AHM
5590572	0	None	N	AHM	AHM
5590573	0	None	N	AHM	AHM
5590575	0	None	Y	AHM	AHM
5590576	0	None	N	AHM	AHM
5590577	0	None	Y	AHM	AHM
5590578	0	None	N	AHM	AHM
5590580	0	None	Y	AHM	AHM
5590581	0	None	N	AHM	AHM
5590582	0	None	Y	AHM	AHM
5590583	0	None	Y	AHM	AHM
5590584	0	None	N	AHM	AHM
5590585	0	None	Y	AHM	AHM
5590272	0	None	Y	AHM	AHM
5590586	0	None	N	AHM	AHM
5590588	0	None	N	AHM	AHM
5590589	0	None	Y	AHM	AHM
5590591	0	None	N	AHM	AHM
5590593	0	None	Y	AHM	AHM
5590811	0	None	N	AHM	AHM
5590286	0	None	N	AHM	AHM
5590594	0	None	Y	AHM	AHM
5590595	0	None	Y	AHM	AHM
5590597	0	None	N	AHM	AHM
5590599	0	None	N	AHM	AHM
5590600	0	None	Y	AHM	AHM
5590601	0	None	Y	AHM	AHM
5590602	0	None	N	AHM	AHM
5590603	0	None	N	AHM	AHM
5590604	0	None	N	AHM	AHM
5590605	0	None	N	AHM	AHM
5590606	0	None	Y	AHM	AHM
5590607	0	None	Y	AHM	AHM
5590812	0	None	N	AHM	AHM
5590609	0	None	N	AHM	AHM
5590610	0	None	Y	AHM	AHM
5590611	0	None	Y	AHM	AHM
5590612	0	None	N	AHM	AHM
5590613	0	None	Y	AHM	AHM
5590614	0	None	N	AHM	AHM
5590274	0	None	N	AHM	AHM
5590615	0	None	Y	AHM	AHM
5590616	0	None	N	AHM	AHM
5590617	0	None	Y	AHM	AHM
5590618	0	None	Y	AHM	AHM
5590813	0	None	Y	AHM	AHM
5590619	0	None	Y	AHM	AHM
5590620	0	None	Y	AHM	AHM
5590621	0	None	N	AHM	AHM
5590622	0	None	N	AHM	AHM
5590623	0	None	Y	AHM	AHM
5590624	0	None	N	AHM	AHM
5590625	0	None	N	AHM	AHM
5590626	0	None	Y	AHM	AHM
5590628	0	None	Y	AHM	AHM
5590630	0	None	N	AHM	AHM
5590631	0	None	Y	AHM	AHM
5590633	0	None	N	AHM	AHM
5590634	0	None	N	AHM	AHM
5590635	0	None	N	AHM	AHM
5590636	0	None	Y	AHM	AHM
5590637	0	None	N	AHM	AHM
5590814	0	None	Y	AHM	AHM
5590639	0	None	N	AHM	AHM
5590640	0	None	N	AHM	AHM
5590815	0	None	Y	AHM	AHM
5590641	0	None	Y	AHM	AHM
5590642	0	None	Y	AHM	AHM
5590643	0	None	N	AHM	AHM
5590644	0	None	N	AHM	AHM
5590646	0	None	N	AHM	AHM
5590647	0	None	Y	AHM	AHM
5590648	0	None	N	AHM	AHM
5590649	0	None	N	AHM	AHM
5590650	0	None	Y	AHM	AHM
5590651	0	None	Y	AHM	AHM
5590652	0	None	N	AHM	AHM
5590653	0	None	Y	AHM	AHM
5590654	0	None	N	AHM	AHM
5590655	0	None	N	AHM	AHM
5590656	0	None	N	AHM	AHM
5590658	0	None	Y	AHM	AHM
5590660	0	None	N	AHM	AHM
5590288	0	None	N	AHM	AHM
5590289	0	None	N	AHM	AHM
5590662	0	None	N	AHM	AHM
5590816	0	None	N	AHM	AHM
5590663	0	None	Y	AHM	AHM
5590664	0	None	N	AHM	AHM
5590665	0	None	N	AHM	AHM
5590666	0	None	Y	AHM	AHM
5590667	0	None	N	AHM	AHM
5590669	0	None	N	AHM	AHM
5590276	0	None	N	AHM	AHM
5590670	0	None	N	AHM	AHM
5590671	0	None	Y	AHM	AHM
5590672	0	None	Y	AHM	AHM
5590673	0	None	N	AHM	AHM
5590674	0	None	Y	AHM	AHM
5590675	0	None	N	AHM	AHM
5590676	0	None	N	AHM	AHM
5590677	0	None	Y	AHM	AHM
5590679	0	None	N	AHM	AHM
5590680	0	None	Y	AHM	AHM
5590681	0	None	N	AHM	AHM
5590682	0	None	Y	AHM	AHM
5590683	0	None	Y	AHM	AHM
5590817	0	None	N	AHM	AHM
5590685	0	None	Y	AHM	AHM
5590686	0	None	Y	AHM	AHM
5590687	0	None	N	AHM	AHM
5590688	0	None	Y	AHM	AHM
5590818	0	None	N	AHM	AHM
5590689	0	None	Y	AHM	AHM
5590691	0	None	N	AHM	AHM
5590692	0	None	N	AHM	AHM
5590819	0	None	Y	AHM	AHM
5590693	0	None	Y	AHM	AHM
5590277	0	None	N	AHM	AHM
5590694	0	None	Y	AHM	AHM
5590278	0	None	Y	AHM	AHM
5590695	0	None	N	AHM	AHM
5590696	0	None	Y	AHM	AHM
5590698	0	None	Y	AHM	AHM
5590699	0	None	Y	AHM	AHM
5590701	0	None	Y	AHM	AHM
5590702	0	None	Y	AHM	AHM
5590704	0	None	N	AHM	AHM
5590706	0	None	N	AHM	AHM
5590707	0	None	N	AHM	AHM
5590708	0	None	Y	AHM	AHM
5590820	0	None	Y	AHM	AHM
5590709	0	None	Y	AHM	AHM
5590710	0	None	Y	AHM	AHM
5590711	0	None	Y	AHM	AHM
5590713	0	None	N	AHM	AHM
5590714	0	None	Y	AHM	AHM
5590716	0	None	Y	AHM	AHM
5590717	0	None	N	AHM	AHM
5590718	0	None	N	AHM	AHM
5590719	0	None	Y	AHM	AHM
5590721	0	None	N	AHM	AHM
5590722	0	None	N	AHM	AHM
5590723	0	None	N	AHM	AHM
5590724	0	None	N	AHM	AHM
5590725	0	None	Y	AHM	AHM
5590726	0	None	N	AHM	AHM
5590727	0	None	Y	AHM	AHM
5590728	0	None	Y	AHM	AHM
5590729	0	None	Y	AHM	AHM
5590730	0	None	N	AHM	AHM
5590731	0	None	Y	AHM	AHM
5590733	0	None	N	AHM	AHM
5590734	0	None	N	AHM	AHM
5590735	0	None	N	AHM	AHM
5590736	0	None	N	AHM	AHM
5590737	0	None	Y	AHM	AHM
5590280	0	None	N	AHM	AHM
5590738	0	None	Y	AHM	AHM
5590823	0	None	Y	AHM	AHM
5590739	0	None	Y	AHM	AHM
5590740	0	None	N	AHM	AHM
5590741	0	None	N	AHM	AHM
5590743	0	None	Y	AHM	AHM
5590744	0	None	Y	AHM	AHM
5590745	0	None	N	AHM	AHM
5590281	0	None	N	AHM	AHM
5590747	0	None	N	AHM	AHM
5590282	0	None	Y	AHM	AHM
5590748	0	None	Y	AHM	AHM
5590749	0	None	Y	AHM	AHM
5590750	0	None	N	AHM	AHM
5590751	0	None	Y	AHM	AHM
5590752	0	None	Y	AHM	AHM
5590753	0	None	Y	AHM	AHM
5590757	0	None	N	AHM	AHM
5590824	0	None	N	AHM	AHM
5590758	0	None	N	AHM	AHM
5590759	0	None	N	AHM	AHM
5590761	0	None	N	AHM	AHM
5590762	0	None	Y	AHM	AHM
5590763	0	None	N	AHM	AHM
5590765	0	None	Y	AHM	AHM
5590767	0	None	N	AHM	AHM
5590768	0	None	Y	AHM	AHM
5590769	0	None	N	AHM	AHM
5590283	0	None	N	AHM	AHM
5590770	0	None	Y	AHM	AHM
5590771	0	None	N	AHM	AHM
5590825	0	None	N	AHM	AHM
5590772	0	None	Y	AHM	AHM
5590773	0	None	N	AHM	AHM
5590774	0	None	Y	AHM	AHM
5590775	0	None	Y	AHM	AHM
5590776	0	None	Y	AHM	AHM
5590777	0	None	Y	AHM	AHM
5590778	0	None	N	AHM	AHM
5590780	0	None	N	AHM	AHM
5590781	0	None	Y	AHM	AHM
5590826	0	None	Y	AHM	AHM
5590782	0	None	N	AHM	AHM
5590783	0	None	N	AHM	AHM
5590784	0	None	N	AHM	AHM
5590785	0	None	N	AHM	AHM
5590786	0	None	Y	AHM	AHM
5590827	0	None	Y	AHM	AHM
5590828	0	None	Y	AHM	AHM
5590829	0	None	N	AHM	AHM
5590788	0	None	Y	AHM	AHM
5590789	0	None	Y	AHM	AHM
5590790	0	None	Y	AHM	AHM
5590791	0	None	Y	AHM	AHM
5590792	0	None	Y	AHM	AHM
5590794	0	None	Y	AHM	AHM
5590795	0	None	Y	AHM	AHM
5590796	0	None	Y	AHM	AHM
5590798	0	None	Y	AHM	AHM
5590799	0	None	Y	AHM	AHM
5590800	0	None	Y	AHM	AHM
5590801	0	None	Y	AHM	AHM
5590830	0	None	Y	AHM	AHM
5590802	0	None	Y	AHM	AHM
5590831	0	None	Y	AHM	AHM
5590284	0	None	N	AHM	AHM
5590804	0	None	Y	AHM	AHM
5590833	0	None	N	AHM	AHM
5590805	0	None	Y	AHM	AHM
5590806	0	None	Y	AHM	AHM
5590807	0	None	Y	AHM	AHM
5590808	0	None	Y	AHM	AHM
5585294	0	None	Y	Bank of America	Bank of America
5655775	0	None	Y	Bank of America	Bank of America
5655777	0	None	Y	Bank of America	Bank of America
5655786	0	None	N	Bank of America	Bank of America
5655789	0	None	Y	Bank of America	Bank of America
5655790	0	None	Y	Bank of America	Bank of America
5655796	0	None	Y	Bank of America	Bank of America
5656048	0	None	N	Bank of America	Bank of America
5595749	0	None	Y	Home123	Wells Fargo
5595762	0	None	Y	Home123	Wells Fargo
5584881	0	None	N	Bank of America	Bank of America
5789744	0	None	N	Bank of America	Bank of America
5789746	0	None	N	Bank of America	Bank of America
5789748	0	None	N	Bank of America	Bank of America
5789749	0	None	N	Bank of America	Bank of America
5789751	0	None	N	Bank of America	Bank of America
5789752	0	None	N	Bank of America	Bank of America
5789753	0	None	N	Bank of America	Bank of America
5789754	0	None	N	Bank of America	Bank of America
5789755	0	None	N	Bank of America	Bank of America
5789756	0	None	N	Bank of America	Bank of America
5789761	0	None	N	Bank of America	Bank of America
5789763	0	None	N	Bank of America	Bank of America
5789764	0	None	N	Bank of America	Bank of America
5789766	0	None	N	Bank of America	Bank of America
5789767	0	None	N	Bank of America	Bank of America
5789769	0	None	N	Bank of America	Bank of America
5789771	0	None	N	Bank of America	Bank of America
5789773	0	None	N	Bank of America	Bank of America
5789775	0	None	N	Bank of America	Bank of America
5789777	0	None	N	Bank of America	Bank of America
5789778	0	None	N	Bank of America	Bank of America
5789780	0	None	N	Bank of America	Bank of America
5789781	0	None	N	Bank of America	Bank of America
5789782	0	None	N	Bank of America	Bank of America
5789783	0	None	N	Bank of America	Bank of America
5789785	0	None	N	Bank of America	Bank of America
5789788	0	None	N	Bank of America	Bank of America
5789789	0	None	N	Bank of America	Bank of America
5789793	0	None	N	Bank of America	Bank of America
5789795	0	None	N	Bank of America	Bank of America
5789797	0	None	N	Bank of America	Bank of America
5789799	0	None	N	Bank of America	Bank of America
5789800	0	None	N	Bank of America	Bank of America
5911639	0	None	N	Bank of America	Bank of America
5911641	0	None	N	Bank of America	Bank of America
5911642	0	None	N	Bank of America	Bank of America
5911643	0	None	N	Bank of America	Bank of America
5911644	0	None	Y	Bank of America	Bank of America
5911645	0	None	Y	Bank of America	Bank of America
5911646	0	None	N	Bank of America	Bank of America
5911647	0	None	N	Bank of America	Bank of America
5911648	0	None	N	Bank of America	Bank of America
5911649	0	None	N	Bank of America	Bank of America
5911650	0	None	N	Bank of America	Bank of America
5911651	0	None	N	Bank of America	Bank of America
5911652	0	None	N	Bank of America	Bank of America
5911653	0	None	Y	Bank of America	Bank of America
5911654	0	None	N	Bank of America	Bank of America
5911656	0	None	N	Bank of America	Bank of America
5911659	0	None	N	Bank of America	Bank of America
5911660	0	None	N	Bank of America	Bank of America
5911662	0	None	N	Bank of America	Bank of America
5911663	0	None	N	Bank of America	Bank of America
6023807	0	None	Y	Bank of America	Bank of America
5223312	0	None	N	LoanCity	Wells Fargo
5223314	0	None	N	LoanCity	Wells Fargo
5223317	0	None	N	LoanCity	Wells Fargo
5223318	0	None	Y	LoanCity	Wells Fargo
5223320	0	None	Y	LoanCity	Wells Fargo
5223321	0	None	N	LoanCity	Wells Fargo
5223323	12	Soft	N	LoanCity	Wells Fargo
5223325	0	None	N	LoanCity	Wells Fargo
5223327	0	None	N	LoanCity	Wells Fargo
5223332	0	None	Y	LoanCity	Wells Fargo
5223333	0	None	Y	LoanCity	Wells Fargo
5223348	0	None	Y	LoanCity	Wells Fargo
5223350	0	None	Y	LoanCity	Wells Fargo
5223353	0	None	N	LoanCity	Wells Fargo
5223354	12	Soft	N	LoanCity	Wells Fargo
5223356	0	None	N	LoanCity	Wells Fargo
5223358	0	None	N	LoanCity	Wells Fargo
5223362	0	None	Y	LoanCity	Wells Fargo
5223365	0	None	Y	LoanCity	Wells Fargo
5223367	0	None	N	LoanCity	Wells Fargo
5223371	0	None	Y	LoanCity	Wells Fargo
5223372	0	None	N	LoanCity	Wells Fargo
5223374	0	None	N	LoanCity	Wells Fargo
5223382	0	None	Y	LoanCity	Wells Fargo
5223384	0	None	N	LoanCity	Wells Fargo
5223388	0	None	Y	LoanCity	Wells Fargo
5223396	0	None	Y	LoanCity	Wells Fargo
5223408	0	None	Y	LoanCity	Wells Fargo
5223416	0	None	N	LoanCity	Wells Fargo
5223422	12	Soft	Y	LoanCity	Wells Fargo
5223425	0	None	Y	LoanCity	Wells Fargo
5223428	0	None	Y	LoanCity	Wells Fargo
5223429	36	Soft	N	LoanCity	Wells Fargo
5223431	12	Soft	N	LoanCity	Wells Fargo
5223432	0	None	N	LoanCity	Wells Fargo
5223440	0	None	N	LoanCity	Wells Fargo
5595747	0	None	Y	Home123	Wells Fargo
5595753	0	None	Y	Home123	Wells Fargo
5595756	0	None	Y	Home123	Wells Fargo
5595759	0	None	Y	Home123	Wells Fargo
5595760	0	None	N	Home123	Wells Fargo
5595763	36	Soft	Y	Home123	Wells Fargo
5595766	36	Soft	Y	Home123	Wells Fargo
5595768	0	None	Y	Home123	Wells Fargo
5595770	0	None	Y	Home123	Wells Fargo
5595773	0	None	N	Home123	Wells Fargo
5595774	36	Soft	N	Home123	Wells Fargo
5595782	0	None	N	Home123	Wells Fargo
5595783	0	None	N	Home123	Wells Fargo
5595788	0	None	N	Home123	Wells Fargo
5595789	0	None	Y	Home123	Wells Fargo
5595791	0	None	N	Home123	Wells Fargo
5223399	0	None	N	LoanCity	Wells Fargo
5223351	0	None	N	LoanCity	Wells Fargo
5223386	0	None	N	LoanCity	Wells Fargo
3768710	0	None	Y	Wells Fargo	Wells Fargo
4765653	0	None	N	Bank of America	Bank of America
4765676	0	None	Y	Bank of America	Bank of America
4330645	0	None	N	Countrywide	CWHL
4331188	0	None	N	Countrywide	CWHL
4806129	36	Hard	Y	AHM	Wells Fargo
4805984	0	None	Y	AHM	Wells Fargo
4804992	0	None	N	AHM	Wells Fargo
4805770	0	None	Y	AHM	Wells Fargo
4805401	0	None	Y	AHM	Wells Fargo
4805533	0	None	Y	AHM	Wells Fargo
4960228	0	None	N	AHM	Wells Fargo
4960115	0	None	N	AHM	Wells Fargo
5106298	0	None	Y	AHM	Wells Fargo
5049047	0	None	N	AHM	Wells Fargo
5049153	36	Hard	Y	AHM	Wells Fargo
5049095	36	Hard	Y	AHM	Wells Fargo
5112417	0	None	N	MortgageIT	Wells Fargo
5112064	36	Soft	N	MortgageIT	Wells Fargo
5112500	0	None	N	MortgageIT	Wells Fargo
5111998	36	Soft	N	MortgageIT	Wells Fargo
5531186	0	None	N	SunTrust	SunTrust
5577107	0	None	N	SunTrust	SunTrust
5577365	0	None	N	SunTrust	SunTrust
5531157	0	None	N	SunTrust	SunTrust
5577411	0	None	N	SunTrust	SunTrust
5531107	0	None	Y	SunTrust	SunTrust
5577521	0	None	N	SunTrust	SunTrust
5577522	0	None	N	SunTrust	SunTrust
5577523	0	None	N	SunTrust	SunTrust
5361751	36	Hard	N	MortgageIT	Wells Fargo
5419737	0	None	N	MortgageIT	Wells Fargo
5361725	0	None	N	MortgageIT	Wells Fargo
5361580	0	None	N	MortgageIT	Wells Fargo
5362091	0	None	N	MortgageIT	Wells Fargo
5362036	36	Hard	N	MortgageIT	Wells Fargo
5361943	36	Hard	N	MortgageIT	Wells Fargo
5419754	36	Hard	Y	MortgageIT	Wells Fargo
5419756	36	Hard	N	MortgageIT	Wells Fargo
5361470	36	Hard	Y	MortgageIT	Wells Fargo
5362207	0	None	N	MortgageIT	Wells Fargo
5362306	0	None	Y	MortgageIT	Wells Fargo
5419768	0	None	N	MortgageIT	Wells Fargo
5362075	36	Soft	Y	MortgageIT	Wells Fargo
5361628	0	None	N	MortgageIT	Wells Fargo
5419778	0	None	Y	MortgageIT	Wells Fargo
5419779	36	Soft	N	MortgageIT	Wells Fargo
5362220	36	Soft	N	MortgageIT	Wells Fargo
5361623	0	None	N	MortgageIT	Wells Fargo
5419793	0	None	N	MortgageIT	Wells Fargo
5361598	0	None	N	MortgageIT	Wells Fargo
5361585	36	Soft	N	MortgageIT	Wells Fargo
5361621	0	None	N	MortgageIT	Wells Fargo
5362117	36	Hard	Y	MortgageIT	Wells Fargo
5419823	0	None	N	MortgageIT	Wells Fargo
5419837	0	None	N	MortgageIT	Wells Fargo
5361986	36	Hard	N	MortgageIT	Wells Fargo
5361492	36	Soft	Y	MortgageIT	Wells Fargo
5361707	0	None	N	MortgageIT	Wells Fargo
5419853	0	None	N	MortgageIT	Wells Fargo
5362277	0	None	N	MortgageIT	Wells Fargo
5361827	0	None	N	MortgageIT	Wells Fargo
5361739	0	None	N	MortgageIT	Wells Fargo
5361591	36	Soft	Y	MortgageIT	Wells Fargo
5362222	36	Hard	Y	MortgageIT	Wells Fargo
5361483	36	Soft	Y	MortgageIT	Wells Fargo
5362056	36	Hard	N	MortgageIT	Wells Fargo
5361874	36	Soft	Y	MortgageIT	Wells Fargo
5419892	0	None	N	MortgageIT	Wells Fargo
5419896	0	None	N	MortgageIT	Wells Fargo
5419907	0	None	Y	MortgageIT	Wells Fargo
5361771	0	None	N	MortgageIT	Wells Fargo
5419911	0	None	N	MortgageIT	Wells Fargo
5419923	36	Hard	N	MortgageIT	Wells Fargo
5361501	0	None	N	MortgageIT	Wells Fargo
5419931	0	None	N	MortgageIT	Wells Fargo
5419936	36	Soft	N	MortgageIT	Wells Fargo
5361893	36	Soft	N	MortgageIT	Wells Fargo
5419940	0	None	N	MortgageIT	Wells Fargo
5362131	36	Hard	N	MortgageIT	Wells Fargo
5361522	0	None	N	MortgageIT	Wells Fargo
5361777	36	Soft	N	MortgageIT	Wells Fargo
5362074	36	Soft	N	MortgageIT	Wells Fargo
5361947	36	Soft	N	MortgageIT	Wells Fargo
5362253	36	Soft	N	MortgageIT	Wells Fargo
5419957	0	None	N	MortgageIT	Wells Fargo
5362079	0	None	N	MortgageIT	Wells Fargo
5420037	36	Soft	N	MortgageIT	Wells Fargo
5361843	0	None	N	MortgageIT	Wells Fargo
5362236	36	Hard	N	MortgageIT	Wells Fargo
5361998	0	None	N	MortgageIT	Wells Fargo
5362174	0	None	N	MortgageIT	Wells Fargo
5361880	36	Soft	N	MortgageIT	Wells Fargo
5362217	0	None	N	MortgageIT	Wells Fargo
5420020	0	None	N	MortgageIT	Wells Fargo
5362026	0	None	N	MortgageIT	Wells Fargo
5361563	0	None	N	MortgageIT	Wells Fargo
5420039	0	None	N	MortgageIT	Wells Fargo
5361555	36	Hard	N	MortgageIT	Wells Fargo
5362255	0	None	N	MortgageIT	Wells Fargo
5361590	0	None	N	MortgageIT	Wells Fargo
5420019	36	Soft	N	MortgageIT	Wells Fargo
5361651	0	None	Y	MortgageIT	Wells Fargo
5362008	0	None	N	MortgageIT	Wells Fargo
5361548	0	None	N	MortgageIT	Wells Fargo
5362205	36	Hard	N	MortgageIT	Wells Fargo
5362102	36	Hard	N	MortgageIT	Wells Fargo
5362146	0	None	N	MortgageIT	Wells Fargo
5420034	0	None	Y	MortgageIT	Wells Fargo
5361683	0	None	Y	MortgageIT	Wells Fargo
5581808	0	None	N	Bank of America	Bank of America
5581809	0	None	N	Bank of America	Bank of America
5581810	0	None	N	Bank of America	Bank of America
5581811	0	None	N	Bank of America	Bank of America
5581812	0	None	N	Bank of America	Bank of America
5581813	0	None	N	Bank of America	Bank of America
5581814	0	None	N	Bank of America	Bank of America
5581815	0	None	N	Bank of America	Bank of America
5581816	0	None	N	Bank of America	Bank of America
5581817	0	None	Y	Bank of America	Bank of America
5581818	0	None	Y	Bank of America	Bank of America
5581819	0	None	N	Bank of America	Bank of America
5581820	0	None	N	Bank of America	Bank of America
5581822	0	None	N	Bank of America	Bank of America
5581823	0	None	N	Bank of America	Bank of America
5581824	0	None	Y	Bank of America	Bank of America
5581825	0	None	N	Bank of America	Bank of America
5581826	0	None	Y	Bank of America	Bank of America
5581827	0	None	Y	Bank of America	Bank of America
5318347	0	None	Y	SunTrust	SunTrust
5318211	0	None	N	SunTrust	SunTrust
5318042	0	None	N	SunTrust	SunTrust
5318355	0	None	N	SunTrust	SunTrust
5453544	12	Soft	N	Greenpoint Mortgage	GreenPoint
5453556	42	Soft	N	Greenpoint Mortgage	GreenPoint
5453558	36	Soft	N	Greenpoint Mortgage	GreenPoint
5453565	60	Soft	N	Greenpoint Mortgage	GreenPoint
5453591	60	Hard	Y	Greenpoint Mortgage	GreenPoint
5514445	0	None	N	TBW	Wells Fargo
5514435	0	None	N	TBW	Wells Fargo
5514429	0	None	Y	TBW	Wells Fargo
5459924	0	None	Y	SunTrust	SunTrust
5459930	0	None	N	SunTrust	SunTrust
5459941	0	None	Y	SunTrust	SunTrust
5459950	0	None	Y	SunTrust	SunTrust
5459958	0	None	N	SunTrust	SunTrust
5460008	0	None	Y	SunTrust	SunTrust
5460035	0	None	N	SunTrust	SunTrust
5460041	0	None	Y	SunTrust	SunTrust
5460046	0	None	Y	SunTrust	SunTrust
5460052	0	None	Y	SunTrust	SunTrust
5460061	0	None	Y	SunTrust	SunTrust
5460078	0	None	N	SunTrust	SunTrust
5222482	0	None	Y	LoanCity	Bank of America
5222502	0	None	N	LoanCity	Bank of America
5222562	0	None	Y	LoanCity	Wells Fargo
5222580	0	None	N	LoanCity	Bank of America
5222586	0	None	N	LoanCity	Bank of America
5222614	0	None	N	LoanCity	Wells Fargo
5222615	0	None	N	LoanCity	Wells Fargo
5222637	0	None	N	LoanCity	Wells Fargo
5222674	0	None	N	LoanCity	Wells Fargo
5222687	0	None	N	LoanCity	Bank of America
5222704	0	None	N	LoanCity	Wells Fargo
5222736	0	None	N	LoanCity	Bank of America
5222980	0	None	N	LoanCity	Wells Fargo
5223007	0	None	Y	LoanCity	Wells Fargo
5223035	0	None	N	LoanCity	Wells Fargo
5223040	0	None	Y	LoanCity	Wells Fargo
5223057	0	None	N	LoanCity	Bank of America
5223061	0	None	Y	LoanCity	Wells Fargo
5223163	0	None	Y	LoanCity	Wells Fargo
5223235	0	None	Y	LoanCity	Wells Fargo
5222388	0	None	N	LoanCity	Bank of America
5222433	0	None	N	LoanCity	Wells Fargo
5222438	0	None	N	LoanCity	Bank of America
5222453	0	None	N	LoanCity	Wells Fargo
5222413	0	None	Y	LoanCity	Wells Fargo
5222475	0	None	N	LoanCity	Bank of America
5222420	0	None	Y	LoanCity	Bank of America
5595128	0	None	Y	Home123	Wells Fargo
5595171	0	None	N	Home123	Wells Fargo
5595200	0	None	N	Home123	Wells Fargo
5595237	0	None	Y	Home123	Wells Fargo
5595370	0	None	Y	Home123	Wells Fargo
5595459	0	None	N	Home123	Wells Fargo
5595484	0	None	Y	Home123	Wells Fargo
5618851	0	None	N	AHM	Bank of America
5618852	60	Soft	Y	AHM	Bank of America
5618855	0	None	Y	AHM	Bank of America
5618856	0	None	Y	AHM	Bank of America
5618858	0	None	Y	AHM	Bank of America
5618860	24	Soft	Y	AHM	Bank of America
5618862	24	Soft	N	AHM	Bank of America
5618863	60	Soft	N	AHM	Bank of America
5618866	0	None	N	AHM	Bank of America
5618873	36	Soft	N	AHM	Bank of America
5618876	36	Soft	N	AHM	Bank of America
5618877	0	None	Y	AHM	Bank of America
5618888	0	None	N	AHM	Bank of America
5618890	0	None	N	AHM	Bank of America
5618891	60	Soft	N	AHM	Bank of America
5618892	60	Soft	N	AHM	Bank of America
5618894	60	Soft	N	AHM	Bank of America
5618896	60	Soft	N	AHM	Bank of America
5618897	0	None	N	AHM	Bank of America
5618905	0	None	N	AHM	Bank of America
5618908	36	Soft	Y	AHM	Bank of America
5618909	0	None	N	AHM	Bank of America
5618910	36	Soft	Y	AHM	Bank of America
5618911	36	Soft	N	AHM	Bank of America
5618912	60	Soft	N	AHM	Bank of America
5618913	24	Soft	N	AHM	Bank of America
5618916	0	None	Y	AHM	Bank of America
5618922	60	Soft	N	AHM	Bank of America
5618924	24	Soft	N	AHM	Bank of America
5618927	0	None	N	AHM	Bank of America
5618928	0	None	N	AHM	Bank of America
5618931	36	Soft	N	AHM	Bank of America
5618933	0	None	N	AHM	Bank of America
5618936	0	None	N	AHM	Bank of America
5618938	0	None	N	AHM	Bank of America
5618939	0	None	N	AHM	Bank of America
5618940	0	None	N	AHM	Bank of America
5618941	0	None	N	AHM	Bank of America
5618943	36	Soft	N	AHM	Bank of America
5618946	60	Soft	N	AHM	Bank of America
5618947	0	None	N	AHM	Bank of America
5618948	60	Soft	N	AHM	Bank of America
5618950	0	None	N	AHM	Bank of America
5618952	0	None	N	AHM	Bank of America
5618954	60	Soft	N	AHM	Bank of America
5618955	36	Soft	N	AHM	Bank of America
5618960	36	Soft	N	AHM	Bank of America
5618961	36	Soft	N	AHM	Bank of America
5618962	0	None	N	AHM	Bank of America
5618963	36	Soft	N	AHM	Bank of America
5618964	0	None	N	AHM	Bank of America
5618965	0	None	N	AHM	Bank of America
5618967	0	None	N	AHM	Bank of America
5618969	36	Soft	Y	AHM	Bank of America
5618972	36	Soft	Y	AHM	Bank of America
5618973	0	None	N	AHM	Bank of America
5618974	0	None	N	AHM	Bank of America
5618975	0	None	N	AHM	Bank of America
5618980	0	None	N	AHM	Bank of America
5618981	36	Soft	Y	AHM	Bank of America
5618983	0	None	N	AHM	Bank of America
5618984	36	Soft	Y	AHM	Bank of America
5618985	0	None	Y	AHM	Bank of America
5618987	0	None	N	AHM	Bank of America
5618990	24	Soft	Y	AHM	Bank of America
5618994	0	None	Y	AHM	Bank of America
5618997	0	None	Y	AHM	Bank of America
5618998	0	None	Y	AHM	Bank of America
5618999	0	None	Y	AHM	Bank of America
5619000	36	Soft	Y	AHM	Bank of America
5624218	0	None	N	AHM	Bank of America
5624219	0	None	N	AHM	Bank of America
5624224	0	None	N	AHM	Bank of America
5624226	0	None	N	AHM	Bank of America
5624227	0	None	N	AHM	Bank of America
5624232	0	None	N	AHM	Bank of America
5624233	0	None	N	AHM	Bank of America
5632931	60	Soft	N	AHM	Bank of America
5632932	36	Soft	Y	AHM	Bank of America
5632933	0	None	N	AHM	Bank of America
5632936	0	None	N	AHM	Bank of America
5632937	36	Soft	N	AHM	Bank of America
5721576	0	None	N	AHM	Wells Fargo
5721577	0	None	N	TBW	Wells Fargo
5721578	0	None	N	AHM	Wells Fargo
5721579	0	None	N	AHM	Wells Fargo
5721580	0	None	N	AHM	Wells Fargo
5721581	0	None	N	AHM	Wells Fargo
5721583	0	None	N	Bank of America	Bank of America
5721587	0	None	N	Quicken	Wells Fargo
5721595	0	None	Y	TBW	Wells Fargo
5721598	0	None	N	NatCity	NatCity
5721599	0	None	N	NatCity	NatCity
5721601	0	None	N	NatCity	NatCity
5721602	0	None	N	NatCity	NatCity
5721603	0	None	N	NatCity	NatCity
5721604	0	None	N	NatCity	NatCity
5721605	0	None	N	NatCity	NatCity
5721607	0	None	Y	NatCity	NatCity
5721608	0	None	N	NatCity	NatCity
5721609	0	None	Y	NatCity	NatCity
5721610	0	None	Y	NatCity	NatCity
5721611	0	None	N	NatCity	NatCity
5721612	0	None	N	NatCity	NatCity
5721613	0	None	N	NatCity	NatCity
5721614	0	None	N	NatCity	NatCity
5721615	0	None	Y	NatCity	NatCity
5721616	0	None	N	AHM	Wells Fargo
5721617	0	None	N	AHM	Wells Fargo
5721619	0	None	N	AHM	Wells Fargo
5721621	0	None	N	AHM	Wells Fargo
5721622	0	None	N	AHM	Wells Fargo
5721623	0	None	Y	AHM	Wells Fargo
5721624	0	None	N	AHM	Wells Fargo
5582929	36	Hard	Y	AHM	Wells Fargo
5918084	0	None	N	Bank of America	Bank of America
5694665	0	None	N	Bank of America	Bank of America
5694735	0	None	N	Bank of America	Bank of America
5695032	0	None	N	Bank of America	Bank of America
5695082	0	None	N	Bank of America	Bank of America
5695340	0	None	N	Bank of America	Bank of America

EXHIBIT E

REQUEST FOR RELEASE OF DOCUMENTS

[Date]

To:	U.S. Bank National Association 4527 Metropolitan Ct., Suite C Frederick, MD 21704 Attention: Tina Radtke

Re:
The Pooling and Servicing Agreement, dated May 30, 2008, among Banc of America Funding Corporation, as Depositor, LaSalle Bank National Association, as Master Servicer and as Securities Administrator and U.S. Bank National Association, as Trustee.

In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____     1.           Mortgage Paid in Full

____     2.           Foreclosure

____     3.           Substitution

____     4.           Other Liquidation

____     5.           Nonliquidation                                                                                                                                      Reason: ___________________

By:
(authorized signer of Servicer)

Issuer:
Address:

Date:

E-1

Custodian

U.S. Bank National Association
Please acknowledge the execution of the above request by your signature and date below:

__________________________________                           _______________
Signature                      Date

Documents returned to Custodian:

___________________________________                         _______________
Custodian                     Date

E-2

EXHIBIT F

FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

May 30, 2008

[_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated May 30, 2008, among Banc of America Funding Corporation, as Depositor, LaSalle Bank National Association, as Master Servicer and as Securities Administrator and U.S. Bank National Association, as Trustee.

[_______________],

By:
Name:
Title:

F-1

EXHIBIT G-1

FORM OF TRANSFEROR’S CERTIFICATE
FOR TRANSFERS OF PRIVATE CERTIFICATES

[Date]
LaSalle Bank National Association
135 South LaSalle Street
Mailcode: IL4-135-15-11
Chicago, Illinois  60603
Attention:  LaSalle Global Trust Services - BAFC 2008-1

Re:	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2008-1, Class ___, having an initial aggregate Certificate Balance as of May 30, 2008 of $___________

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by [______________] (the “Transferor”) to [______________] (the “Transferee”) of the captioned Certificates (the “Transferred Certificates”), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated May 30, 2008, among Banc of America Funding Corporation, as Depositor, LaSalle Bank National Association, as Master Servicer and as Securities Administrator and U.S. Bank National Association, as Trustee.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.  The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

1.           The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

2.           Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the “1933 Act”), would render

G-1-1

the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

Very truly yours,

(Transferor)

By:
Name:
Title:

G-1-2

EXHIBIT G-2

TRANSFEREE’S CERTIFICATE
FOR TRANSFERS OF PRIVATE CERTIFICATES

[Date]

LaSalle Bank National Association
135 South LaSalle Street
Mailcode: IL4-135-15-11
Chicago, Illinois  60603
Attention:  LaSalle Global Trust Services - BAFC 2008-1

Re:	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2008-1, Class ___, having an initial aggregate Certificate Balance as of May 30, 2008 of $_________]

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by [_______________] (the “Transferor”) to [_________________________________] (the “Transferee”) of the captioned Certificates (the “Transferred Certificates”), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated May 30, 2008, among Banc of America Funding Corporation, as Depositor, LaSalle Bank National Association, as Master Servicer and as Securities Administrator and U.S. Bank National Association, as Trustee.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.  The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

1.           The Transferee is a “qualified institutional buyer” (a “Qualified Institutional Buyer”) as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “1933 Act”), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A.  The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

2.           The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing

G-2-1

Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

3.           If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.
Very truly yours,

(Transferor)

By:
Name:
Title:

G-2-2

Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

(Nominee)

By:
Name:
Title:

G-2-3

ANNEX 1 TO EXHIBIT G-2

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned hereby certifies as follows to [__________________] (the “Transferor”) LaSalle Bank National Association, as Securities Administrator with respect to the mortgage pass-through certificates (the “Transferred Certificates”) described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

1.           As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the “Transferee”).

2.           The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

___
Corporation, etc.  The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

___
Bank.  The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

___
Savings and Loan.  The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

_______________________

(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.
G-2-4

___	Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

___
Insurance Company.  The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

___
State or Local Plan.  The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

___	ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___	Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

___
Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies.  Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

3.           The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.  For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

4.           For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market.

G-2-5

Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction.  However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.           The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

____ ____ Yes No	Will the Transferee be purchasing the Transferred Certificates only for the Transferee’s own account?

6.           If the answer to the foregoing question is “no,” then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7.           The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Transferee’s purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

Print Name of Transferee

By:
Name:
Title:
Date:

G-2-6

ANNEX 2 TO EXHIBIT G-2

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That Are Registered Investment Companies]

The undersigned hereby certifies as follows to [_________________] (the “Transferor”) LaSalle Bank National Association, as Securities Administrator, with respect to the mortgage pass-through certificates (the “Transferred Certificates”) described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

1.           As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).

2.           The Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee’s Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee’s Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

____
The Transferee owned and/or invested on a discretionary basis $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____
The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.           The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

G-2-7

4.           The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.  For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee’s Family of Investment Companies, the securities referred to in this paragraph were excluded.

5.           The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

____ ____ Yes No	Will the Transferee be purchasing the Transferred Certificates only for the Transferee’s own account?

6.           If the answer to the foregoing question is “no,” then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7.           The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Transferee’s purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Transferee or Adviser

By:
Name:
Title:

IF AN ADVISER:

Print Name of transferee

By:
Date:

G-2-8

EXHIBIT H

FORM OF TRANSFEREE REPRESENTATION LETTER
FOR ERISA RESTRICTED CERTIFICATES

LaSalle Bank National Association
135 South LaSalle Street
Mailcode: IL4-135-15-11
Chicago, Illinois  60603
Attention:  LaSalle Global Trust Services - BAFC 2008-1

Re:	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2008-1, Class ___, having an initial aggregate Certificate Balance as of May 30, 2008 of $_________

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by [_______________________] (the “Transferor”) to [________________________________] (the “Transferee”) of the captioned Certificates (the “Transferred Certificates”), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated May 30, 2008, among Banc of America Funding Corporation, as Depositor, LaSalle Bank National Association, as Master Servicer and as Securities Administrator and U.S. Bank National Association, as Trustee.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

The Transferee hereby certifies, represents and warrants to you, as Securities Administrator, either that:

(a)           it is not an employee benefit plan or arrangement, subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or a Person acting on behalf of or using the assets of any such employee benefit plan or arrangement (collectively, a “Plan”) to effect the purchase of the Transferred Certificates; or

(b)           with respect to any ERISA Restricted Certificate other than a Class CE, Class P or Class A-R Certificate, it is an insurance company using funds from an “insurance company general account” (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”), 60 Fed. Reg. 35925 (July 12, 1995)), to purchase the Transferred Certificates and the purchase and holding of the Transferred Certificates are covered by Section I and Section III of PTCE 95-60.

H-1

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

Very truly yours,

(Transferee)

By:
Name:
Title:
Date:

H-2

EXHIBIT I

FORM OF AFFIDAVIT REGARDING TRANSFER OF
RESIDUAL CERTIFICATE

Banc of America Funding Corporation
Mortgage Pass-Through Certificates,
Series 2008-1

STATE OF                                        )
)  ss:
COUNTY OF                                     )

The undersigned, being first duly sworn, deposes and says as follows:

1.           The undersigned is an officer of _______________________________, the proposed transferee (the “Transferee”) of the Class A-R Certificate (the “Residual Certificate”) issued pursuant to the Pooling and Servicing Agreement, dated May 30, 2008, among Banc of America Funding Corporation, as Depositor, LaSalle Bank National Association, as Master Servicer and as Securities Administrator, and U.S. Bank National Association, as Trustee.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.           The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee.  The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit.  The Transferee has no knowledge that any such affidavit is false.

3.           The Transferee has been advised of, and understands that (i) a tax will be imposed on transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

4.           The Transferee has been advised of, and understands that a tax will be imposed on a “pass-through entity” holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity.  The Transferee understands that, other than in the case of an “electing large partnership” under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.           The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent transfers and the provisions regarding voiding the transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

6.           The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.  In connection with any such transfer by the Transferee, the Transferee agrees to deliver to the Securities Administrator a certificate substantially in the form set forth in Exhibit T to this Agreement (a “Transferor Certificate”) to the effect that such Transferee has no actual knowledge that the Person to which the transfer is to be made is not a Permitted Transferee and no reason to believe that the statements in such Person’s transfer affidavit are false.

7.           The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

8.           The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

9.           The taxpayer identification number of the Transferee (or the Transferee’s nominee, if applicable) is ___________.

10.           The Transferee is a (i) U.S. Person as defined in Code Section 7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the Transferee has delivered to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

11.           The Transferee is aware that the Residual Certificate may be a “noneconomic residual interest” within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

12.           The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. Person.

13.           If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

14.           The Transferee is not an employee benefit plan or arrangement, subject to Title I of ERISA, or Section 4975 of the Code and the Transferee is not acting on behalf of, or using assets of, such an employee benefit plan or arrangement.

15.  The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

16.  The Transferee intends to pay taxes associated with holding the Residual Certificate as such taxes become due.

*           *           *

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

Print Name of Transferee

By:
Name:
Title:

Personally appeared before me the above-named ______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this _____ day of _______________________, ____

                                                                                                                                                        NOTARY PUBLIC

My Commission expires the ____ day of ______________, ____

ATTACHMENT A

to

AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

☐
The consideration paid to the Transferee to acquire the Residual Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Transferee.

OR

☐	The transfer of the Residual Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

(i)	the Transferee is an “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

(ii)
at the time of the transfer, and at the close of the Transferee’s two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

(iii)
the Transferee will transfer the Residual Certificate only to another “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

(iv)
the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

(v)
in the event of any transfer of the Residual Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee’s purchase of the Residual Certificate.

EXHIBIT J

[Reserved]

J-1

EXHIBIT K

FORM OF INITIAL CERTIFICATION

May 30, 2008

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

LaSalle Bank National Association
135 South LaSalle Street
Mailcode:  IL4-135-15-11
Chicago, Illinois  60603
Attention:  LaSalle Global Trust Services - BAFC 2008-1

[Insert NIMS Insurer information, if applicable]

Re:
The Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as Master Servicer and as Securities Administrator, and U.S. Bank National Association, as Trustee.

Ladies and Gentlemen:

In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement, the undersigned, as [Trustee] [Custodian], hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial Certification.  The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

K-1

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

[U.S. BANK NATIONAL ASSOCIATION,
as Trustee]

[______________________,
as Custodian]

By:
Name:
Title:

K-2

EXHIBIT L

FORM OF FINAL CERTIFICATION

[__________ __, ____]

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

LaSalle Bank National Association
135 South LaSalle Street
Mailcode:  IL4-135-15-11
Chicago, Illinois  60603
Attention:  LaSalle Global Trust Services - BAFC 2008-1

[Insert NIMS Insurer information, if applicable]

Re:
The Pooling and Servicing Agreement, dated May 30, 2008 (the “Pooling and Servicing Agreement”), among the Depositor, LaSalle Bank National Association, as Master Servicer and as Securities Administrator, and U.S. Bank National Association, as Trustee.

Ladies and Gentlemen:

In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement, the undersigned, as [Trustee] [Custodian], hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final Certification.  The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

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Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

[U.S. BANK NATIONAL ASSOCIATION,
as Trustee]

[______________________,
as Custodian]

By:
Name:
Title:

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EXHIBIT M

Form of Sarbanes-Oxley Certification

Banc of America Funding Corporation
Mortgage Pass-Through Certificates,
Series 2008-1

I, [________], a [_____________] of LaSalle Bank National Association (the “Master Servicer”), certify that:

1.
I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Banc of America Funding 2008-1 Trust (the “Exchange Act Periodic Reports”);

2.
Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.
I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic Reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5.
All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:  [______________________]

                    [_________], 20[__]

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EXHIBIT N

Relevant Servicing Criteria

Servicing Criteria		Parties Responsible
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	Master Servicer, Servicers, Securities Administrator
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	Master Servicer, Servicers, Securities Administrator
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	Not applicable
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
Master Servicer, Servicers
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
Master Servicer, Servicers, Securities Administrator
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	Master Servicer, Servicers, Securities Administrator
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
Master Servicer, Servicers
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
Master Servicer, Servicers, Securities Administrator

Servicing Criteria		Parties Responsible
Reference	Criteria
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
Master Servicer, Servicers, Securities Administrator
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	Master Servicer, Servicers, Securities Administrator
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Master Servicer, Servicers, Securities Administrator
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.   Specifically, such reports (A) are prepared in accordance with timeframes and other terms  set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
Master Servicer, Servicers, Securities Administrator
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	Master Servicer, Servicers, Securities Administrator
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	Master Servicer, Servicers, Securities Administrator

Servicing Criteria		Parties Responsible
Reference	Criteria
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	Master Servicer, Servicers, Securities Administrator
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	Servicers, Custodian
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	Servicers, Custodian
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	Servicers
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
Servicers
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	Servicers
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
Master Servicer, Servicers
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
Master Servicer, Servicers

Servicing Criteria		Parties Responsible
Reference	Criteria
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
Servicers
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	Servicers
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
Servicers
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
Servicers
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
Servicers
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
Servicers
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	Master Servicer, Servicers

Servicing Criteria		Parties Responsible
Reference	Criteria
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	Master Servicer, Servicers (except Wells Fargo Bank) and Securities Administrator

EXHIBIT O

Additional Form 10-D Disclosure

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information Any information required by 1121 which is NOT included on the Monthly Statement	Master Servicer Securities Administrator Depositor
Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Master Servicer
▪ Any other party contemplated by 1100(d)(1)	Depositor
Item 3:  Sale of Securities and Use of Proceeds
Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.
Depositor
Item 4: Defaults Upon Senior Securities Information from Item 3 of Part II of Form 10-Q:	Securities Administrator

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ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Securities Administrator
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining current maximum probable exposure	N/A
▪ Requesting required financial information or effecting incorporation by reference	N/A
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current significance percentage	Securities Administrator
▪ Requesting required financial information or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Monthly Statement to Certificateholders	Securities Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

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EXHIBIT P

Additional Form 10-K Disclosure

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining current maximum probable exposure	N/A
▪ Requesting required financial information or effecting incorporation by reference	N/A
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current significance percentage	Securities Administrator
▪ Requesting required financial information or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Master Servicer
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships
Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Master Servicer
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor
Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Master Servicer
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Master Servicer
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

EXHIBIT Q

Form 8-K Disclosure Information

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
All parties, but only to the extent they are a party
Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
All parties, but only to the extent they are a party
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Master Servicer
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Master Servicer
▪ Other material servicers	Master Servicer
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Significant Obligor	Depositor
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
▪ Custodian	Custodian
Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.
Depositor Master Servicer Securities Administrator
Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.
Securities Administrator Trustee Depositor (with respect to each, only to the extent they are a party)
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor
Item 6.02- Change of Servicer or Securities Administrator or Trustee

Requires disclosure of any removal, replacement, substitution or addition of any Master Servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Master Servicer (with respect to Section 7.04 and with respect to any Servicer)/Securities Administrator (with respect to resignation)/Trustee (with respect to resignation)/Depositor (with respect to removal of Master Servicer, Securities Administrator and Trustee)

Reg AB disclosure about any new Master Servicer is also required.	Incoming Master Servicer/Depositor
Reg AB disclosure about any new Securities Administrator is also required.	Incoming Securities Administrator/Depositor
Reg AB disclosure about any new Trustee is also required.	Incoming Trustee/Depositor

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 6.03- Change in Credit Enhancement or External Support
Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.
Depositor/Securities Administrator
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Securities Administrator
Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	Depositor
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

EXHIBIT R

Form of Back-up Certification

Banc of America Funding Corporation
Mortgage Pass-Through Certificates,
Series 2008-1

The Securities Administrator hereby certifies to the Master Servicer, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.           I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust;

2.           To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Securities Administrator’s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

3.           To my knowledge, the distribution information required to be provided by the Securities Administrator under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports;

4.           I am responsible for reviewing the activities performed by the Securities Administrator under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Securities Administrator required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Securities Administrator has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

5.           The report on assessment of compliance with servicing criteria applicable to the Securities Administrator for asset-backed securities of the Securities Administrator and each Subcontractor utilized by the Securities Administrator and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report.  Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

In giving the certifications above, the Securities Administrator has reasonably relied on information provided to it by the following unaffiliated parties:  [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)]

R-1

Date: ______________________________

LASALLE BANK NATIONAL ASSOCIATION,
as Securities Administrator

By:
Name:
Title:

R-2

EXHIBIT S

Form of Additional Disclosure Notification

LaSalle Bank National Association
135 South LaSalle Street
Mailcode:  IL4-135-15-11
Chicago, Illinois  60603
Attention:  LaSalle Global Trust Services - BAFC 2008-1

with a copy to:

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255
Attn:  General Counsel and Chief Financial Officer

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, dated as of [         ][ ], 2008, among [            ], as [               ], [            ], as [               ], [            ], as [               ] and [            ], as [               ]. the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

S-1

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],
as [role]

By:
Name:
Title:

S-2

EXHIBIT T

Form of Transferor Certificate Regarding Transfer of Residual Certificate

LaSalle Bank National Association
135 South LaSalle Street
Mailcode:  IL4-135-15-11
Chicago, Illinois  60603
Attention:  LaSalle Global Trust Services - BAFC 2008-1

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Re:	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2008-1

Ladies and Gentlemen:

In connection with our disposition of the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2008-1, Class A-R Certificate (the “Residual Certificate”), we certify that we have no knowledge that the transferee is not a Permitted Transferee and we have no reason to believe that the statements made in the transferee’s Affidavit Regarding Transfer of Residual Certificate are false.

Very truly yours,

[_____________________]

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